As filed with the Securities and Exchange Commission on January 3, 2003
                                                      Registration No. 333-64529
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                                   ----------

                             Washington, D.C. 20549

                         POST-EFFECTIVE AMENDMENT No. 1
                                       To
                                    FORM S-3

                             REGISTRATION STATEMENT
                                      Under
                           THE SECURITIES ACT OF 1933

                  THE CIT GROUP SECURITIZATION CORPORATION III
               (Exact name of registrant specified in its charter)

                                   ----------

   Delaware                         6146                       51-0374926
(State or other             (Primary Standard               (I.R.S. Employer
jurisdiction of                 Industrial                  Identification No.)
incorporation                Classification
or organization)                Code Number)

                                   1 CIT Drive
                          Livingston, New Jersey 07039
                                 (973) 535-3512
                    (Address of principal executive offices)

                                   ----------

   ROBERT J. INGATO, ESQ.                              Copies to:
Executive Vice President and                     PAUL N. WATTERSON, ESQ.
General Counsel & Secretary                      SCHULTE ROTH & ZABEL LLP
      CIT GROUP INC.                                919 Third Avenue
1211 Avenue of the Americas                      New York, New York 10022
 New York, New York  10036
     (212)-536-1390
  (Name and address of
    agent for service)

                                   ----------

        Approximate date of commencement of proposed sale to the public:
     From time to time after this Registration Statement becomes effective.

      If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. |_|

      If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. |X|

      If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |_|

      If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |_|

      If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. |_|

      The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said
Section 8(a), may determine.

================================================================================

                                      NOTE

The Registrant originally filed Registration Statement No. 333-64529 on September 29, 1998. The Registration Statement became effective on June 14, 1999. The applicable registration fees were paid by the Registrant shortly before the Registration Statement became effective. The Registration Statement was initially filed with Registration Statement No. 333-64529-01, pursuant to which CIT Group Inc., formerly known as The CIT Group, Inc., registered a limited guarantee in connection with the certificates registered hereunder. Concurrent with the filing of this Post-Effective Amendment by the Registrant, CIT Group Inc. is filing a Post-Effective Amendment to Registration Statement No. 333-64529-01 to withdraw registration of the limited guarantee. No limited guarantees have been issued under Registration Statement No. 333-64529-01. The purposes of this Post-Effective Amendment are (1) to amend the prospectus originally filed with the Registration Statement to make current the information included therein and (2) to amend both the prospectus and form of prospectus supplement originally filed with the Registration Statement to comply with Rule 421 under the Securities Act of 1933, as amended. The form of prospectus supplement relates only to the certificates described therein and is a form, among others, that may be used by the Registrant to offer home equity loan asset backed certificates under the Registration Statement. The features applicable to any actual series of home equity loan asset backed certificates may include any features specified in the prospectus. To date no certificates have been issued by the Registrant pursuant to this Registration Statement.

      Information contained in this prospectus supplement is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus supplement is not an offer to sell these securities, and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

                  SUBJECT TO COMPLETION, DATED _______ __, 200_

                              PROSPECTUS SUPPLEMENT
                      (To Prospectus dated _________, 200_)
                                [$-------------]
                                  (Approximate)
                        CIT Home Equity Loan Trust 200_-_
           Home Equity Loan Asset Backed Certificates, Series 200__-__
                                     [LOGO]
                  THE CIT GROUP SECURITIZATION CORPORATION III
                                    Depositor
                      THE CIT GROUP/CONSUMER FINANCE, INC.
                           Seller and Master Servicer

                                   ----------

      The trust will issue [____] classes of senior certificates and [____] classes of subordinated certificates. The assets of the trust will include two groups of mortgage loans secured by primarily one- to four-family residential properties. [One group will consist of fixed rate, first or second lien mortgage loans. The other group will consist of adjustable rate, first lien mortgage loans.]

      The offered certificates will represent interests in the trust only and will not be guaranteed by or represent interests in or obligations of the depositor, the seller, the master servicer or any of their affiliates.

      Interest and principal on the certificates are scheduled to be paid monthly on the [25th] day of the month or, if the [25th] day is not a business day, on the next business day. The first scheduled distribution date is [________ 25,] 200[_]. The Class [AF-1A,] Class [AF-1B,] Class [AF-2,] Class
[AF-3,] Class [AF-4,] Class [AF-5,] Class [AF-6,] Class [AF-7] and Class [AV] certificates will be senior certificates. The Class [M-1,] Class [M-2,] and Class [B] certificates of a group will be subordinate to, and provide credit enhancement for, the senior certificates of the related group. The Class [M-2] certificates will also be subordinate to, and provide credit enhancement for, the Class [M-1] certificates of the related group. The Class [B] certificates will be subordinate to, and provide credit enhancement for, the Class [M-1] and Class [M-2] certificates of the related group.

      The offered certificates currently have no trading market.

      [A certificate guaranty insurance policy with respect to the Class [___] certificates will be issued by: [__________].]

      Consider carefully the risk factors beginning on page S-[__] in this prospectus supplement and on page [___] of the accompanying prospectus. This prospectus supplement may be used to offer and sell the certificates only if accompanied by the prospectus.

                                                                                               Underwriting
            Offered           Principal                                         Price to        Discounts          Proceeds to
          Certificates         Balance*            Certificate Rate             Public(3)     and Commissions      Depositor(4)
----------------------------  ---------     -----------------------------       ---------     ---------------      ------------
Class [AF-1A] ..............  $[______]     One-month LIBOR plus [_]%(1)        [______]%        [______]%          [______]%
Class [AF-1B] ..............  $[______]              [______]%                  [______]%        [______]%          [______]%
Class [AF-2] ...............  $[______]              [______]%                  [______]%        [______]%          [______]%
Class [AF-3] ...............  $[______]              [______]%                  [______]%        [______]%          [______]%
Class [AF-4] ...............  $[______]              [______]%                  [______]%        [______]%          [______]%
Class [AF-5] ...............  $[______]              [______]%(1)(2)            [______]%        [______]%          [______]%
Class [AF-6] ...............  $[______]              [______]%(1)               [______]%        [______]%          [______]%
Class [AF-7] ...............  $[______]              [______]%(1)(2)            [______]%        [______]%          [______]%

Class [MF-1] ...............  $[______]             [______]%(1)(2)             [______]%        [______]%          [______]%
Class [MF-2] ...............  $[______]             [______]%(1)(2)             [______]%        [______]%          [______]%
Class [BF] .................  $[______]             [______]%(1)(2)             [______]%        [______]%          [______]%
Class [AV] .................  $[______]   One-month LIBOR plus [_]%(1)(2)       [______]%        [______]%          [______]%
Class [MV-1] ...............  $[______]   One-month LIBOR plus [_]%(1)(2)       [______]%        [______]%          [______]%
Class [MV-2] ...............  $[______]   One-month LIBOR plus [_]%(1)(2)       [______]%        [______]%          [______]%
Class [BV] .................  $[______]   One-month LIBOR plus [_]%(1)(2)       [______]%        [______]%          [______]%

----------
*     [Principal balances subject to variance of plus or minus 5%.]

(1)   [Subject to an interest rate cap.]

(2)   [Subject to a step-up if the clean-up call is not exercised.]

(3) [Plus accrued interest, if any, from [_____], 200[_] in the case of the fixed rate certificates.]

(4)   [Before deducting expenses, estimated to be $[______].]

      [Delivery of the offered certificates will be made in book-entry form only through the facilities of The Depository Trust Company, Clearstream Banking, societe anonyme and the Euroclear System on or about [______], 200[_].]

      Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these certificates or determined if this prospectus supplement or the accompanying prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                             [NAMES OF UNDERWRITERS]

                                 [______, 200__]

                                TABLE OF CONTENTS

                              Prospectus Supplement
                              ---------------------

Caption                                                                     Page
-------                                                                     ----

Summary of Terms .................................................           S-1

Risk Factors .....................................................          S-13

The Mortgage Pool ................................................          S-16

Servicing of Mortgage Loans ......................................          S-43

Description of the Certificates ..................................          S-47

Yield, Prepayment and Maturity Considerations ....................          S-65

Credit Enhancement ...............................................          S-88

Use of Proceeds ..................................................          S-93

[The Certificate Guaranty Insurance Policy and the
  Certificate Guaranty Insurer] ..................................          S-93

[The Mortgage Insurer] ...........................................          S-95

Certain Federal Income Tax Consequences ..........................          S-95

Certain State Tax Considerations .................................          S-97

ERISA Considerations .............................................          S-97

Legal Investment Considerations ..................................          S-99

Method of Distribution ...........................................          S-99

Legal Matters ....................................................         S-101

Ratings ..........................................................         S-101

Index of Defined Terms ...........................................         S-103

Annex 1 ..........................................................           I-1

                                   Prospectus
                                   ----------

Caption                                                                     Page
-------                                                                     ----
Prospectus Summary ...............................................             4
Risk Factors .....................................................            13
The Trusts .......................................................            22
Use of Proceeds ..................................................            30
The CIT Group Securitization Corporation III, the Depositor ......            30
Recent Events ....................................................            31
The CIT Group/Consumer Finance, Inc., Seller and
  Master Servicer ................................................            31
The Home Equity Lending Program ..................................            32
Description of the Certificates ..................................            41
Credit Enhancement ...............................................            53
Yield and Prepayment Considerations ..............................            63
The Pooling and Servicing Agreement ..............................            66
Certain Legal Aspects of the Mortgage Loans ......................            84
Certain Federal Income Tax Consequences ..........................            93
State Tax Considerations .........................................           104
ERISA Considerations .............................................           104
Legal Investment .................................................           106
Method of Distribution ...........................................           107
Legal Matters ....................................................           108
Financial Information ............................................           108
Ratings ..........................................................           108
Where You Can Find More Information ..............................           109
Index of Defined Terms ...........................................           110

   Important notice about information presented in this prospectus supplement and the accompanying prospectus

      We provide information to you about the offered certificates in two separate documents that provide progressively more detail:

      o the accompanying prospectus, which provides general information, some of which may not apply to your certificates; and

      o this prospectus supplement, which describes the specific terms of your certificates.

      You should rely primarily on the description of your certificates in this prospectus supplement.

      You should rely only on the information contained or incorporated by reference in this prospectus supplement and the accompanying prospectus. We have not authorized anyone to provide you with different information.

      We are not offering the offered certificates in any state where the offer is not permitted.

--------------------------------------------------------------------------------

                                SUMMARY OF TERMS

      This summary highlights selected information from this prospectus supplement and does not contain all of the information that you need to consider in making your investment decision. To understand all of the terms of the offering of the offered certificates, you should read carefully this entire prospectus supplement and the accompanying prospectus.

      This summary provides an overview to aid your understanding and is qualified by the full description of this information in this prospectus supplement and the accompanying prospectus.

      You can find a listing of the pages where capitalized terms used in this prospectus supplement are defined under the caption "Index of Defined Terms" beginning on page S-[__] in this prospectus supplement.

Issuer ..............................   CIT Home Equity Loan Trust 200_ - _____.

Depositor ...........................   The CIT Group Securitization Corporation
                                        III (the "Depositor"), a Delaware
                                        corporation and a limited purpose
                                        finance subsidiary of CIT Group Inc., a
                                        Delaware corporation. The address of the depositor's principal executive offices is 1 CIT Drive, Livingston, NJ 07039, and its telephone number is (973)
                                        535-3512.

Seller[s] ...........................   [The CIT Group/Consumer Finance, Inc.]

Master Servicer .....................   [The CIT Group/Consumer Finance, Inc.]

Cut-off Date ........................   _________ __, 200__. The cut-off date is
                                        the date on and after which the issuer
                                        will be entitled to receive all
                                        collections and proceeds of the mortgage loans.

Closing Date ........................   On or about _______________ __, 200__.

Trustee .............................   [__________]

The Certificates ....................   On the closing date, the trust will
                                        issue the offered certificates, the
                                        Class [X-IO] certificates and the Class
                                        [R] certificates.

Offered Certificates ................   The [Class AF-1A, Class AF-1B, Class
                                        AF-2, Class AF-3, Class AF-4, Class
                                        AF-5, Class AF-6, Class AF-7, Class
                                        MF-1, Class MF-2, Class BF, Class AV,
                                        Class MV-1, Class MV-2 and Class BV]
                                        certificates.

Senior Certificates .................   The Class AF-1A, Class AF-1B, Class
                                        AF-2, Class AF-3, Class AF-4, Class
                                        AF-5, Class AF-6, Class AF-7 and Class
                                        AV certificates.

Subordinate Certificates ............   The [Class MF-1, Class MF-2, Class BF,
                                        Class MV-1, Class MV-2 and Class BV]
                                        certificates.

                                        References in this prospectus supplement to the [Class M-1, Class M-2 and Class B certificates refer to the Class MF-1 and Class MV-1, Class MF-2 and Class MV-2, and Class BF and Class BV] certificates, as applicable.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[Non-Offered Certificates] ..........   [The [Class X-IO] certificates and
                                        [Class R] certificates are not being
                                        offered to the public. We have included
                                        information with respect to the [Class
                                        X-IO] and [Class R] certificates in this prospectus supplement solely to provide you a better understanding of the offered certificates.]

Group I Certificates ................   The Group I certificates consist of the
                                        Group I senior certificates and the
                                        Group I subordinate certificates.

                                        The Group I senior certificates will be
                                        the [Class AF-1A, Class AF-1B, Class
                                        AF-2, Class AF-3, Class AF-4, Class
                                        AF-5, Class AF-6 and Class AF-7]
                                        certificates. The Group I subordinate
                                        certificates will be the [Class MF-1,
                                        Class MF-2 and Class BF] certificates.


Group II Certificates ...............   The Group II certificates consist of the
                                        Group II senior certificates and the
                                        Group II subordinate certificates.

                                        The Group II senior certificates will be the [Class AV] certificates. The Group II subordinate certificates will be the [Class MV-1, Class MV-2 and Class BV] certificates.

Fixed Rate Certificates .............   The Group I certificates, other than the
                                        [Class AF-1A] certificates.

Variable Rate Certificates ..........   The Group II certificates, together with
                                        the [Class AF-1A] certificates.

Denominations .......................   The offered certificates will be offered
                                        for purchase in denominations of $1,000
                                        and multiples of $1,000 above $1,000.

[Final Schedule Distribution Date] ..   [The final scheduled distribution date
                                        for each class of offered certificates
                                        is as follows:]

                                        [Class AF-1A]...........  [______, 20__]
                                        [Class AF-1B]...........  [______, 20__]
                                        [Class AF-2]............  [______, 20__]
                                        [Class AF-3]............  [______, 20__]
                                        [Class AF-4]............  [______, 20__]
                                        [Class AF-5]............  [______, 20__]
                                        [Class AF-6]............  [______, 20__]
                                        [Class AF-7]............  [______, 20__]
                                        [Class MF-1]............  [______, 20__]
                                        [Class MF-2]............  [______, 20__]
                                        [Class BF]..............  [______, 20__]
                                        [Class AV]..............  [______, 20__]
                                        [Class MV-1]............  [______, 20__]
                                        [Class MV-2]............  [______, 20__]
                                        [Class BV]..............  [______, 20__]

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Distribution Date ...................   The [25th] day of each month or, if such
                                        day is not a business day, on the first
                                        business day thereafter, commencing on
                                        [_________ 25, 200__]. The first
                                        distribution date with respect to the
                                        certificates is expected to be [________
                                        __, 200_].

Determination Date ..................   The [third] Business Day prior to each
                                        distribution date.

Record Date .........................   [The calendar day preceding each
                                        distribution date or, if definitive
                                        certificates are issued, the last
                                        business day of the month preceding the
                                        month of such distribution date.]


Due Period ..........................   [The calendar month immediately
                                        preceding the distribution date.]

Book-Entry Registration .............   [We will issue the offered certificates
                                        in book-entry form. You will hold your
                                        interests either through a depository in the United States or through one of two depositories in Europe. While the offered certificates are in book-entry form they will be registered in the name of the nominee of the depository in the United States.]

Distributions of Interest ...........   You will be entitled to receive payments
                                        of interest on each distribution date to the extent set forth in this prospectus supplement.

                                        [Fixed Rate Certificate Interest]

                                        The interest rate on any distribution
                                        date for a fixed rate certificate will
                                        be the applicable interest rate set
                                        forth on the cover page of this
                                        prospectus supplement.

                                        [The interest period with respect to
                                        each distribution date and a fixed rate
                                        certificate is the calendar month
                                        preceding the month of the distribution
                                        date.] [For example, if the distribution date occurs on [____], 200[_], the interest period would be the month of [____] 200[_].] [Each calendar month will be deemed to have 30 days and each year will be deemed to have 360 days.] [Therefore, if you are a holder of a fixed rate certificate, you would use the following formula to calculate your interest payment on any distribution date:]

                                        [30 x IR x PB = your interest payment]
                                        360

                                        [IR =   the applicable per annum fixed
                                                interest rate, subject to:]

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                        [(1)    in the case of the Class AF-5,
                                                Class AF-6, Class AF-7, Class
                                                MF-1, Class MF-2 and Class BF
                                                certificates, a maximum rate of
                                                interest distributable to the
                                                Group I certificates during each
                                                related due period, which we
                                                refer to in this prospectus
                                                supplement as the Group I Net
                                                WAC Cap, equal to the weighted
                                                average of the coupon rates on
                                                the Group I mortgage loans as of
                                                the beginning of the due period,
                                                net of the master servicing fee
                                                rate and, if any, the mortgage
                                                insurer premium rate, and]

                                        [(2)    in the case of the Class AF-5,
                                                Class AF-7, Class MF-1, Class
                                                MF-2 and Class BF certificates,
                                                an increase of 0.50% per annum
                                                after the [master servicer]
                                                first fails to exercise its
                                                clean-up call option.]

                                        [PB =   the principal balance of your
                                                fixed rate certificate
                                                immediately prior to any
                                                distributions on the
                                                distribution date.]

                                        [If you are a holder of a fixed rate
                                        certificate, we will increase the
                                        interest payment we owe to you for a
                                        distribution date by any unpaid interest we owe to you from prior distribution dates, plus accrued interest at the applicable certificate rate.]

                                        [If you are a holder of a [Class AF-5,
                                        Class AF-6, Class AF-7, Class MF-1,
                                        Class MF-2 or Class BF] certificate, we
                                        will pay to you, on future distribution
                                        dates, the amount by which we reduce the interest payment we owe to you because of the effect of the Group I Net WAC Cap, including any interest accrued on such amount at the related certificate rate. Payment of these amounts will be made on a subordinated basis to the extent that money is available to make these payments. However, if the clean-up call option is exercised as described in this prospectus supplement, you will generally not be entitled to receive these amounts upon termination of the trust, except if and to the extent that amounts would otherwise be available to make distributions in respect of the non-offered certificates.]

                                        [Variable Rate Certificate Interest]

                                        [The interest rate on any distribution
                                        date with respect to the variable rate
                                        certificates will be the applicable
                                        interest rate set forth on the cover
                                        page of this prospectus supplement.]

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                        [The interest period with respect to
                                        each distribution date and the variable
                                        rate certificates is the period from and including the previous distribution date (or the closing date in the case of the first distribution date) to and including the day preceding the related distribution date. Interest on the variable rate certificates will accrue during the related interest period on the basis of the actual number of days elapsed in the related interest period and a year consisting of 360 days. Therefore, if you are a holder of a variable rate certificate, you would use the following formula to calculate your interest payment on any distribution date:]

                                        [ N x IR x PB = your interest payment]
                                        360

                                        [N =    number of days in the interest
                                                period.]

                                        [IR =   the per annum floating interest
                                                rate for the interest period,
                                                subject to:]

                                        [(1)    in the case of the [Class AF-1A]
                                                certificates, the Group I Net
                                                WAC Cap;]

                                        [(2)    in the case of the variable rate
                                                certificates other than the
                                                [Class AF-1 certificates], a
                                                maximum rate of interest
                                                distributable to the Group II
                                                certificates during each related
                                                due period, which we refer to in
                                                the prospectus supplement as the
                                                Group II Net WAC Cap, equal to
                                                the product of:]

                                             o   [the weighted average of the
                                                 coupon rates on the Group II
                                                 mortgage loans, net of the
                                                 master servicing fee rate, and]

                                             o   [a fraction, the numerator of
                                                 which is 30 and the denominator
                                                 of which is the number of days
                                                 in the related interest period;
                                                 and]

                                        [(3)    after the [master servicer]
                                                first fails to exercise its
                                                clean-up call, in the case of
                                                the [Class AV] certificates an
                                                increase of [__%] in the
                                                applicable margin and in the
                                                case of the [Class BV]
                                                certificates an increase of
                                                [__%] in the applicable margin.]

                                        [PB =   the principal balance of your
                                                variable rate certificate
                                                immediately prior to any
                                                distributions on the
                                                distribution date.]

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                        [If you are a holder of a variable rate
                                        certificate, we will increase the
                                        interest payment we owe to you for a
                                        distribution date by any unpaid interest we owe to you from prior distribution dates, plus accrued interest at the applicable certificate rate.]

                                        If you are a holder of a variable rate
                                        certificate, we will pay to you, on
                                        future distribution dates, the amount by which we reduce the interest payment we owe to you because of the effect of, with respect to the Class AF-1A certificates, the Group I Net WAC Cap and, in the case of the variable rate certificates other than the Class AF-1A certificates, the Group II Net WAC Cap, including any interest accrued on such amount at the related certificate rate. Payment of these amounts will be made on a subordinated basis, to the extent that money is available to make these payments. However, if the clean-up call option is exercised as described in this prospectus supplement, you will generally not be entitled to receive these amounts upon termination of the trust, except if and to the extent that amounts would otherwise be available to make distributions in respect of the non-offered certificates.

Distribution of Principal ...........   [On each distribution date, the amount
                                        available for distributions of principal to the Group I certificates or Group II certificates will include (1) principal collections on the related mortgage loans, plus (2) any excess interest collections on the related mortgage loans, and any excess interest collections available on a subordinate basis from the mortgage loans of the other Group after required distributions are made with respect to the other Group to satisfy the required level of overcollateralization for the related
                                        Group, less (3) any decrease in the
                                        related required level of
                                        overcollateralization.]

                                        [Group I Senior Certificates]

                                        [On each distribution date we will
                                        distribute the Group I senior principal
                                        distribution amount as described under
                                        "Description of the Certificates--
                                        Distributions--Distributions of
                                        Principal" in this prospectus supplement in the following order of priority:]

                                        [Concurrently,

                                        o       [Approximately [_______]% of the
                                                Group I senior principal
                                                distribution amount to the
                                                [Class AF-7] certificates until
                                                the principal balance of the
                                                [Class AF-7] certificates has
                                                been reduced to zero; and

                                        o       [Approximately [_______]% of the
                                                Group I senior principal
                                                distribution amount,
                                                sequentially, as follows:

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                                      S-6

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                                                (i)     to  the   [Class   AF-6]
                                                        certificates,  for  each
                                                        distribution  date on or
                                                        after  the  distribution
                                                        date in [_______, 200_],
                                                        in  an  amount  up  to a
                                                        specified amount;

                                                (ii)    to the [Class AF-1A] and
                                                        [Class            AF-1B]
                                                        certificates,  pro  rata
                                                        based on the  respective
                                                        principal   balances  of
                                                        each such  class on such
                                                        distribution date, until
                                                        the principal balance of
                                                        each such class has been
                                                        reduced  to  zero; and

                                             (iii)      to  the   [Class   AF-2,
                                                        Class AF-3,  Class AF-4,
                                                        Class   AF-5  and  Class
                                                        AF-6]  certificates,  in
                                                        that order, so that each
                                                        class  does not  receive
                                                        any  principal  payments
                                                        until   the    principal
                                                        balance   of  the  prior
                                                        class  has been  reduced
                                                        to zero.

                                        [The Class AF-6 certificate is a
                                        "lock-out" certificate. If you are a
                                        holder of a Class AF-6 certificate,
                                        generally you will not be entitled to
                                        receive payments of principal until the
                                        distribution date in [_______, 200_].
                                        From that point on, you will be entitled to receive an increasing percentage of your class's proportionate share of principal payable to the Group I senior certificates based on a schedule.]

                                        [Group II Senior Certificates]

                                        [On each distribution date we will
                                        distribute the Group II senior principal distribution amount, as described under "Description of the
                                        Certificates--Distributions--
                                        Distributions of Principal" in this
                                        prospectus supplement, until the
                                        principal balance of the [Class AV]
                                        certificates has been reduced to zero.]

                                        [Subordinate Certificates]

                                        [On each distribution date we will
                                        distribute principal in respect of the
                                        mortgage loans in a group to the
                                        subordinate certificates of the related
                                        group on a subordinate basis. Initially, principal in respect of the mortgage loans in a group will generally be distributed exclusively to the senior certificates of the related group until their principal balances have been reduced to specified levels. At that time, principal distributions in respect of a group not required to maintain the principal balances of the senior certificates of the related group at the

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                                      S-7

--------------------------------------------------------------------------------

                                        required levels will be distributed to
                                        the related subordinate classes
                                        (provided a related trigger event has
                                        not occurred) in the amounts and the
                                        order of priority described under
                                        "Description of the Certificates--
                                        Distributions--Distributions of
                                        Principal" in this prospectus
                                        supplement.]

Trust Property ......................   The trust property is held by the
                                        trustee for the benefit of the
                                        certificateholders. The trust property
                                        includes:

                                        o   a pool of closed-end fixed rate
                                            mortgage loans secured by first and
                                            second deeds of trust, security
                                            deeds or mortgages on primarily one-
                                            to four-family residential
                                            properties and manufactured homes
                                            transferred to the trust on the
                                            closing date;

                                        o   a pool of closed-end adjustable rate
                                            mortgage loans secured by first
                                            deeds of trust, security deeds or
                                            mortgages on primarily one- to
                                            four-family residential properties
                                            and manufactured homes transferred
                                            to the trust on the closing date;

                                        o   payments on the mortgage loans
                                            received on and after the cut-off
                                            date;

                                        o   property that secured a mortgage
                                            loan which has been acquired by
                                            foreclosure or deed in lieu of
                                            foreclosure;

                                        o   amounts on deposit in the accounts
                                            specified in this prospectus
                                            supplement;

                                        o   rights under hazard insurance
                                            policies, if any, covering the
                                            mortgaged  properties; and

                                        o   proceeds of the foregoing.

The Mortgage Loans ..................   [We will divide the mortgage loans into
                                        two groups, each of which will
                                        constitute a separate sub-trust.] [The
                                        one mortgage loan group, which we refer
                                        to in this prospectus supplement as the
                                        Group I Mortgage Loans, will contain
                                        mortgage loans that bear interest at
                                        fixed rates.] [The other mortgage loan
                                        group, which we refer to in this
                                        prospectus supplement as the Group II
                                        Mortgage Loans, will contain mortgage
                                        loans that bear interest at rates that
                                        adjust based on the applicable mortgage
                                        index and the applicable gross margin
                                        (subject to the limitations described in this prospectus supplement).] [The initial rate adjustment date for those mortgage loans that bear interest at an adjustable rate is either [six months], [one year,] [two years] or [three years] after the date of origination of the related mortgage loan.]

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                                      S-8

--------------------------------------------------------------------------------

                                        The mortgage loans are not, and will not be, guaranteed by the depositor, the sellers, the master servicer, the trustee or any of their affiliates.

                                        [The information presented in this
                                        prospectus supplement is, with respect
                                        to [_____] mortgage loans, of which
                                        [____] are fixed rate mortgage loans and [____] are adjustable rate mortgage loans, in each case as of the cut-off date. On or prior to the closing date, additional mortgage loans may be added to each mortgage loan group and some mortgage loans may be removed from each mortgage loan group.]

                                        [As a result, the characteristics of the mortgage loans in each mortgage loan group on the closing date may differ from the characteristics presented in this prospectus supplement as of the cut-off date. The sellers do not expect a material change in the weighted average characteristics of either mortgage loan group.]

[Pre-Funding Account ................   On the closing date, cash in an amount
                                        not to exceed $__________ will be
                                        deposited into a separate trust account
                                        maintained with the trustee. During the
                                        period from the closing date until the
                                        earliest of (i) the date on which the
                                        amount deposited is less than
                                        [$100,000,] (ii) the date on which
                                        [_____] occurs or (iii) the close of
                                        business on [date not more than three
                                        months after the closing date], amounts
                                        will, from time to time, be withdrawn
                                        from this trust account to purchase
                                        additional mortgage loans in accordance
                                        with [__________]. Any amount remaining
                                        in this trust account at the end of the
                                        funding period will be distributed as a
                                        principal prepayment on the next
                                        distribution date to the [Class ___]
                                        certificates.]

[Credit Enhancement - General] ......   [Credit enhancement for the Senior
                                        Certificates will be provided by [the
                                        Certificate Guaranty Insurance Policy]
                                        [the Spread Account] [the Subordinated
                                        Certificates] [the Reserve Fund] [and]
                                        [certain forms of insurance coverage] as described below:]

[A. Certificate Guaranty ............   On or before the closing date, the
  Insurance Policy                      master servicer will obtain a
                                        certificate guaranty insurance policy,
                                        which is noncancelable, in favor of the
                                        trustee on behalf of the [Class ___]
                                        certificateholders. The certificate
                                        guaranty insurance policy will provide
                                        for coverage of the distribution due on
                                        the [Class ___] certificates on each
                                        distribution date. On each distribution
                                        date, the [certificate guaranty insurer]

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                        will make available to the trustee the
                                        amount of any insufficiency in the
                                        amount available as of such distribution date which is necessary to distribute to the [Class ___] certificateholders the ______________. The certificate guaranty insurance policy does not guarantee to the [Class ___] certificateholders any specified rate of prepayments. See "Credit Enhancement--Certificate
                                        Guaranty Insurance Policies" in the
                                        accompanying prospectus and "The
                                        Certificate Guaranty Insurance Policy
                                        and The Certificate Guaranty Insurer" in this prospectus supplement.]

[B. Subordination ...................   The issuance of senior certificates and
                                        subordinate certificates by the trust is designed to increase the likelihood of receipt by senior certificateholders of regular payments of interest and principal.

                                        The certificates that are designated as
                                        senior certificates of a group will have a payment priority over the certificates that are designated as subordinate certificates of the related group. Among the classes of subordinate certificates the Class [___] certificates will be subordinate to the Class [___] certificates.]

[C. Reserve Fund ....................   On the closing date, [__________] will
                                        deposit $[__________] into a separate
                                        trust account to establish a reserve
                                        fund for the benefit of the holders of
                                        the certificates. Subsequent to the
                                        closing date, neither the depositor, CIT
                                        Consumer Finance or any other person
                                        will have any obligation to replenish
                                        the reserve fund. The reserve fund will
                                        be available to pay [prior to any draw
                                        under the certificate guaranty insurance policy] the ______ to the [Class ___] certificateholders to the extent that the available funds are insufficient therefor. [The reserve fund will also be available to cover up to a specified amount of losses arising from certain hazards, liquidated mortgages and mortgagor bankruptcies.]

[D. Spread Account ..................   On the closing date, [__________] will
                                        establish a separate trust account for
                                        the benefit of the holders of the
                                        certificates, into which the trustee
                                        will deposit upon receipt from the
                                        master servicer on each distribution
                                        date, [prior to making any payments to
                                        the certificateholders], the excess, if
                                        any, of the aggregate interest [accrued]
                                        [received] during the related due period on all of the mortgage notes at their respective mortgage rates [(including the portion of any advance allocable thereto)] over the sum of [__________].

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                                      S-10

--------------------------------------------------------------------------------

                                        [Unless otherwise specified by the
                                        certificate guaranty insurer,] the
                                        Trustee is required to retain 100% of
                                        the excess spread in the spread account
                                        until the amount on deposit therein is
                                        equal to a specified amount, which may
                                        be reduced over time.]

[E. Insurance .......................   The mortgage loans will be covered by
                                        standard hazard insurance policies. A
                                        special hazard insurance policy will be
                                        issued by the special hazard insurer
                                        [and a mortgage insurance policy will be issued by the mortgage insurer] to provide limited protection against certain losses arising from special hazards [and bankruptcy proceedings with respect to mortgagors, respectively].

[Advances ...........................   The master servicer is obligated to make
                                        cash advances with respect to delinquent payments of [principal of and] interest on any mortgage loan to the extent described in this prospectus supplement under "Servicing of Mortgage
                                        Loans--Servicing Advances."]

[Compensating Interest ..............   Not later than the close of business on
                                        each determination date, with respect to each mortgage loan as to which the master servicer received during the related due period a principal prepayment, the master servicer is required to remit to the trustee, but only to the extent of the master servicing fee for such due period, an amount equal to any excess of (a) 30 days' interest on the principal balance of each such mortgage loan as of the beginning of the related due period, at the applicable [mortgage rate] over (b) the amount of interest actually received on the related mortgage loan during such due period.]

Servicing ...........................   The master servicer is entitled to a
                                        servicing fee of _____% per annum of the principal balance of each mortgage loan, payable monthly from the interest portion of scheduled monthly payments and certain other proceeds collected on the mortgage loans.

Optional Termination ................   Under certain circumstances, the master
                                        servicer or an affiliate of the master
                                        servicer may elect to purchase all of
                                        the remaining mortgage loans. We refer
                                        to this optional purchase as the
                                        clean-up call.

                                        [The master servicer or an affiliate of
                                        the master servicer may exercise the
                                        clean-up call only after the aggregate
                                        outstanding principal balance of the
                                        mortgage loans in both groups as of the
                                        last day of any due period is less than
                                        10% of the aggregate outstanding
                                        principal balance of the mortgage loans
                                        in both groups as of the cut-off date.
                                        The exercise of a clean-up call will
                                        effect early retirement of the
                                        certificates at the unpaid principal
                                        amount of each class of certificates
                                        together with any accrued and unpaid
                                        interest at the applicable certificate
                                        rate.]

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                                      S-11

--------------------------------------------------------------------------------

Federal Income Tax Considerations ...   In the opinion of Schulte Roth & Zabel
                                        LLP, special tax counsel to the
                                        depositor and the underwriters, for
                                        federal income tax purposes, the trust
                                        will include [___] real estate mortgage
                                        investment conduits or "REMICs," subject to the considerations discussed under
                                        "Certain Federal Income Tax
                                        Consequences" in this prospectus
                                        supplement. The offered certificates
                                        will constitute "regular interests" in a REMIC and will be treated as debt instruments of the REMIC for federal income tax purposes with payment terms equivalent to the terms of the certificates.

ERISA Considerations ................   Subject to the considerations and
                                        conditions described under "ERISA
                                        CONSIDERATIONS" in this prospectus
                                        supplement, we expect that the offered
                                        certificates may be purchased by a
                                        pension or other employee benefit plan
                                        subject to the Employee Retirement
                                        Income Security Act of 1974, as amended.

Legal Investment ....................   [The [____] certificates and the Class
                                        [__] certificates will not constitute
                                        "mortgage related securities" for
                                        purposes of the Secondary Mortgage
                                        Market Enhancement Act of 1984.
                                        Accordingly, many institutions with
                                        legal authority to invest in comparably
                                        rated securities may not be legally
                                        authorized to invest in such
                                        certificates.] [The Class [__] and Class
                                        [__] certificates will constitute
                                        "mortgage related securities."] You
                                        should consult your own counsel as to
                                        whether and to what extent the offered
                                        certificates constitute legal
                                        investments for you.

Ratings .............................   [It is a condition of the issuance of
                                        the certificates that they receive the
                                        respective ratings set forth below from
                                        [__________]:]

                                        Class            [_____] Rating
                                        -----            --------------

                                        [AF-1A]          [_____]
                                        [AF-1B]          [_____]
                                        [AF-2]           [_____]
                                        [AF-3]           [_____]
                                        [AF-4]           [_____]
                                        [AF-5]           [_____]
                                        [AF-6]           [_____]
                                        [AF-7]           [_____]
                                        [MF-1]           [_____]
                                        [MF-2]           [_____]
                                        [BF]             [_____]
                                        [AV]             [_____]
                                        [MV-1]           [_____]
                                        [MV-2]           [_____]
                                        [BV]             [_____]

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                                      S-12

                                  RISK FACTORS

      You should consider the following risk factors together with all the information contained in this prospectus supplement and the related prospectus in deciding whether to purchase any of the certificates.

      [You may have difficulty selling your certificates.]

      [The offered certificates will not be listed on any securities exchange. As a result, if you wish to sell your certificates, you will have to find a purchaser that is willing to purchase your certificates. The underwriters intend to make a secondary market for the offered certificates. The underwriters may do so by offering to buy the offered certificates from investors that wish to sell. However, the underwriters will not be obligated to make offers to buy the offered certificates and may stop making offers at any time. In addition, the prices offered, if any, may not reflect prices that other potential purchasers, were they to be given the opportunity, would be willing to pay. There have been times in the past when there have been very few buyers of similar asset backed securities, and there may be similar times in the future. As a result, you may not be able to sell your certificates when you wish to do so or you may not be able to obtain the price you wish to receive.]

      [The borrowers have less than perfect credit.]

      [The seller's underwriting standards generally are less stringent than those of the Federal National Mortgage Association, or Fannie Mae, or the Federal Home Loan Mortgage Corporation, or Freddie Mac, with respect to a borrower's credit history, collateral and in other respects. The mortgage loans originated or acquired by the seller or its affiliates have been made to borrowers that typically have limited access to traditional mortgage financing for a variety of reasons, including impaired past credit experience, limited credit history, insufficient home equity value, or high debt-to-income ratios. As a result of this approach to underwriting, the mortgage loans may experience higher rates of delinquencies, defaults and foreclosures than mortgage loans underwritten in accordance with Fannie Mae or Freddie Mac guidelines.]

            [The subordinate certificates of a group will absorb cash shortfalls before the senior certificates of the group; senior certificateholders bear the risk of losses realized on mortgage loans in excess of any available subordination amount.]

      [The subordinate certificates of a group will not receive any distributions of interest until the senior certificates of such group receive their interest distributions and will not receive any distributions of principal until the senior certificates of such group receive their principal distributions. If the principal and interest collections for a group are insufficient to make all of the required distributions on the offered certificates of such group, one or more classes of subordinate certificates of the related group will not receive all of their distributions. In addition, losses due to defaults by borrowers, to the extent not covered by the amount of related overcollateralization and any excess interest for a group and any excess interest available on a subordinate basis from the other group after required distributions are made with respect to the other group, will be allocated to the subordinate certificates of such group in the reverse order of payment priority. Any allocation of a loss to a class of subordinate certificates will reduce its principal balance, which will not be recovered unless reimbursed from future excess interest on a subordinated basis. [In addition, in certain circumstances the amount of available subordination[, including the reserve fund] may be exhausted, and shortfalls in distributions on the certificates could result. Senior certificateholders will bear their proportionate share of any losses realized on the mortgage loans in excess of the available subordination amount.]

      [Geographic concentration of mortgaged properties may affect performance of the certificates.]

      [Approximately [__]%, [__]%, [___]%, [___]% and [__]% of the mortgage loans by principal balance as of the cut-off date are located in [_______],[_______],[_______],[_______] and [_______], respectively. To the extent that those regions have experienced or may experience in the future weaker economic conditions or greater rates of decline in real estate values than the United States generally, a concentration of the mortgage loans in those regions may be expected to increase the foregoing risks to you. The sellers and the depositor can neither quantify the impact of any recent property value declines on the mortgage loans nor predict whether, to what extent or for how long declines may continue.]

      [In addition, properties in California may be more susceptible than homes located in other parts of the country to certain types of uninsured hazards, such as earthquakes, as well as floods, wildfires, mudslides and other natural disasters.]

      [The rate of payments may affect your anticipated yield on the certificates.]

      [If the offered certificates of a group are overcollateralized below the required amount, excess interest for that group and, to a limited extent, for the other group, if any, will be distributable on the related offered certificates then entitled to receive principal distributions as a payment of principal. If purchased at a premium or a discount, the yield to maturity on your certificate will be affected by the rate at which such excess interest is distributed as a payment of principal. If the actual rate of excess interest distributions is slower than the rate anticipated by an investor who purchases an offered certificate at a discount, the actual yield to the investor will be lower than the investor's anticipated yield. If the actual rate of excess interest distributions is faster than the rate anticipated by an investor who purchases an offered certificate at a premium, the actual yield to the investor will be lower than the investor's anticipated yield. The amount of excess interest available for distribution on any distribution date will be affected by:]

      o [the actual amount of interest received, advanced, collected or recovered in respect of the mortgage loans during the calendar month prior to the related distribution date;]

      o [changes in the weighted average of the coupon rates of the mortgage loans resulting from prepayments and liquidations of such mortgage loans;]

      o [in the case of [variable rate loans], adjustments in the interest rates on the [variable rate] mortgage loans;]

      o [in the case of the [variable rate] certificates, adjustments in the certificate rate on such certificates; and]

      o [an increase in the certificate rate of the offered certificates, [other than the Class __ certificates], if the master servicer first fails to exercise the clean-up call.]

      [The amount of excess interest distributed as principal on the offered certificates will also be based on the required amount of overcollateralization and the amount of realized losses on the mortgage loans in each group during the related due period. We cannot assure you that enough excess interest will be generated to absorb losses or to maintain the required level of overcollateralization for either group.]

      [Reduction in certificate rating could have an adverse effect on the value of your certificates.]

      [The rating by the rating agencies of the offered certificates is not a recommendation for you to purchase, hold or sell the offered certificates, inasmuch as the rating does not comment as to the market price or suitability for a particular investor. We cannot assure you that the ratings will remain in place for any given period of time or that the ratings will not be lowered or withdrawn by the rating agencies. In general, the ratings address credit risk and do not address the likelihood of prepayments on mortgage loans, the likelihood of the payment of any interest payable to the senior certificateholders and subordinate certificateholders, or the possibility that certificateholders might realize a lower than anticipated yield. The ratings of the offered certificates also do not address the possibility of the imposition of United States withholding tax with respect to non-U.S. persons.]

      [None of the sellers, the master servicer or depositor is required to maintain the ratings of the offered certificates. Any downgrade in the ratings assigned to your certificates will result in a decline in the market value of your certificates.]

      [The offered certificates are not suitable investments for all investors.]

      [The offered certificates, and in particular the subordinate certificates, are not a suitable investment if you require a regular or predictable schedule of payments or payment on any specific date. The offered certificates, and in particular the subordinate certificates, are complex investments that should be considered only by investors who, either alone or with their financial, tax and legal advisors, have the expertise to analyze the prepayment, reinvestment, default and market risk, the tax consequences of an investment and the interaction of these factors.]

                                THE MORTGAGE POOL

General

      The CIT Group Securitization Corporation III, the depositor, will establish the CIT Home Equity Loan Trust 200[_]-[_] on the closing date pursuant to a pooling and servicing agreement among the depositor, the seller and master servicer, and the trustee, dated as of the cut-off date. The certificates represent the entire beneficial ownership interest in the trust. The assets of the trust consist primarily of a pool of:

      o mortgage loans evidenced by promissory notes secured by mortgages, deeds of trust or similar security instruments, creating first or subordinate liens on one- to four-family residential properties (including townhouses and manufactured housing units on mortgagor-owned land) or condominium units in condominium buildings together with such condominium units' appurtenant interests in the common elements of the condominium buildings,

      o the documents related to the mortgage loans, the seller's interest in any mortgaged property which secures a mortgage loan, all payments on each mortgage loan received on or after the opening of business on the cut-off date and proceeds of the conversion, voluntary or involuntary, of the foregoing,

      o the amounts held by the trustee in the certificate account and any other accounts held by the trustee for the trust, and the amounts held by the master servicer in the collection account, if any, whether in the form of cash, instruments, securities or other properties,

      o [rights under each mortgage insurance policy with respect to the mortgage loans,] and

      o proceeds of all the foregoing (including, but not by way of limitation, all proceeds of any mortgage insurance, hazard insurance and title insurance policy relating to the mortgage loans, cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, rights to payment of any and every kind and other forms of obligations and receivables which at any time constitute all or part of or are included in the proceeds of any of the foregoing) to pay the certificates as specified in the pooling and servicing agreement.

      The trust had no assets or obligations prior to the closing date. As the trust does not have any operating history and will not engage in any business activity other than issuing the certificates and making distributions on the certificates, we have not included any historical or pro forma ratio of earnings to fixed charges with respect to the trust.

      The information presented in this prospectus supplement is based on the pool of mortgage loans that the depositor expects to transfer to the trust on the date of issuance of the offered certificates.

      This subsection describes characteristics of the mortgage loans. Unless otherwise noted, all percentages in this prospectus supplement are measured by the aggregate principal balance of the related mortgage loans as of [______, 200_], which we also refer to in this prospectus supplement as the cut-off date. Prior to the closing date, additional mortgage loans may be added to each Mortgage Loan Group (defined below) and other mortgage loans may be removed from a Mortgage Loan Group. As a result, the characteristics of the mortgage loans in each Mortgage Loan Group as of the cut-off date may differ from the characteristics presented in this prospectus supplement. The depositor does not expect any material change in the weighted average characteristics of any Mortgage Loan Group.

      Each mortgage loan in the trust will be assigned to one of two mortgage loan groups ("Group I" and "Group II," respectively, and each a "Mortgage Loan Group"). Each mortgage loan Group will constitute a separate sub-trust. The mortgage loans in Group I (the "Group I Mortgage Loans") will bear interest at fixed interest rates. The mortgage loans in Group II (the "Group II Mortgage Loans") will bear interest at adjustable interest rates.

      References herein to a "Group," when used with respect to a Mortgage Loan Group, shall mean the Group I Mortgage Loans or the Group II Mortgage Loans, as the case may be.

      The mortgage loans to be transferred by the CIT Group/Consumer Finance, Inc., the seller, to the depositor and from the depositor to the trust on the closing date are fixed and adjustable rate mortgage loans. [Approximately [___]% of the mortgage loans in Group I and [___]% of the mortgage loans in Group II (by principal balance as of the cut-off date) have the benefit of a mortgage insurance policy. The mortgage insurance policy is limited in scope and subject to certain defenses. For more information about the mortgage insurance policies, we refer you to "Credit Enhancement--The Mortgage Insurance Policies."] All of the mortgage loans in the trust have been or will be originated by the seller, by an affiliate of the seller or were acquired by the seller from other lenders and reunderwritten to comply with the seller's underwriting standards. All of the mortgage loans will be serviced by the seller in its capacity as master servicer.

Seller Recourse

      [The Seller will make certain representations, and warranties and covenants relating to certain characteristics of the mortgage loans to the depositor under the transfer agreement with the depositor, and to the trust under the pooling and servicing agreement.] Subject to the limitations described under "The Pooling and Servicing Agreement--Assignment of the Mortgage Assets" in the accompanying prospectus the seller will be obligated to repurchase or substitute a conforming mortgage loan for any mortgage loan as to which there exists an uncured material deficiency in the documentation or an uncured material breach of any such representation, warranty or covenant. Under the pooling and servicing agreement, the certificateholders will have the benefit of all of the seller's representations, warranties and covenants relating to the mortgage loans (including its repurchase obligation). The depositor will make no representations or warranties with respect to the mortgage loans and will have no obligation to repurchase mortgage loans with deficient documentation or which are otherwise defective. The seller is selling such mortgage loans without recourse. Therefore, only the seller will have obligations arising out of its representations, warranties, covenants and repurchase obligations with respect to the mortgage loans. The obligations of the seller as master servicer under the pooling and servicing agreement, are limited to the master servicer's contractual servicing obligations under the pooling and servicing agreement.

[Underwriting Standards

      The underwriting policies that were employed by the seller during the period when the mortgage loans were originated were substantially those which are described in the accompanying prospectus under "The Home Equity Lending Program".]

      [The aggregate initial certificate balance exceeds the aggregate principal balance of the mortgage loans as of the cut-off date by $_________. Funds in the amount of such excess [plus certain additional amounts in respect of interest] (the "Pre-Funded Amount") have been deposited into a separate trust account maintained by the trustee (the "Pre-Funding Account"). During the period beginning on _________ __, 200_ and ending on ________ __, 200_ (the "Funding
Period"), monies on deposit in the Pre-Funding Account may be used to purchase additional mortgage loans pursuant to a contract in which the [formula to determine the] price, the characteristics of the mortgage loans to be purchased and the delivery dates of such mortgage loans are identified. The Pre-Funding Account may be invested in certain short-term permitted investments, which shall consist of:

      o (i) obligations of the United States or any agency thereof, backed by the full faith and credit of the United States;

      o (ii) general obligations of or obligations guaranteed by any State, and certificates of deposit, demand or time deposits, federal funds or banker's acceptances issued by any depository institution or trust company incorporated under the laws of the United States or of any state and subject to supervision and examination by federal or state banking authorities; in each case rated in the highest rating of each rating agency for such obligations, or such lower rating as will not result in the qualification, downgrading or withdrawal of the rating then assigned to the certificates by such rating agency; and

      o (iii) demand or time deposits or certificates of deposit issued by any bank, trust company, savings bank or other savings institution, which deposits are fully insured by the FDIC.

Such investments shall not mature later than one business day prior to the next succeeding distribution date until they are either applied by the trustee during the Funding Period to pay the depositor the purchase price for the mortgage loans or distributed at the end of the Funding Period to the [Class [___]] Certificates as a principal prepayment. The following conditions precedent must be complied with prior to the transfer of mortgage loans purchased from funds on deposit in the Pre-Funding Account: [__]. Monies on deposit in the Pre-Funding Account are not available to cover losses on or in respect of the mortgage loans.]

Mortgage Pool Characteristics

      The Group I Mortgage Loans are expected to have the following characteristics as of the cut-off date:

Number of loans:                                           [___]
Aggregate outstanding principal balance:                   $[___]
Average outstanding principal balance:                     $[___]
Range of outstanding principal balances:                   $[___] to $[___]
Range of mortgage rates:                                   [___]% to [___]%
Weighted average mortgage rate:                            [___]%
Range of original combined loan to value ratios:           [___]% to [___]%
Weighted average combined loan-to-value ratio:             [___]%
Range of remaining terms to stated maturity:               [___] to [___] months
Average remaining term to stated maturity:                 [___] months
Full documentation loans as a percentage
  of cut-off date  balance:                                [___]%
Loan secured by owner occupied properties
  as a percentage of cut-off date balance:                 [___]%
Range of original term:                                    [___] to [___] months
 Original weighted average term:                           [___] months
Lien position:
  First                                                    [___]%
  Second                                                   [___]%

      The Group II Mortgage Loans are expected to have the following characteristics as of the cut-off date:

Number of loans:                                           [___]
Aggregate outstanding principal balance:                   $[___]
Average outstanding principal balance:                     $[___]
Range of outstanding principal balances:                   $[___] to $[___]
Range of mortgage rates:                                   [___]% to [___]%
Weighted average mortgage rate:                            [___]%
Range of original loan-to-value ratios:                    [___]% to [___]%
Weighted average original loan-to-value ratio:             [___]%
Range of remaining terms to stated maturity:               [___] to [___] months
Average remaining term to stated maturity:                 [___] months
Full documentation loans as a percentage
  of cut-off date balance:                                 [___]%
Loan secured by owner occupied properties as
  a percentage of cut-off date balance:                    [___]%
Range of original term:                                    [___] to [___] months
 Original weighted average term:                           [___] months
Lien position:
   First                                                   [___]%

      The "Combined Loan-to-Value Ratio" of a mortgage loan at any given time is the ratio, expressed as a percentage, determined by dividing (x) the sum of the original principal balance of the mortgage loan plus the then-current principal balance of any loan or loans secured by a senior lien on the related mortgaged property, by (y) the value of the related mortgaged property, based upon the appraisal or other valuation made at the time of origination of the mortgage loan.

      The principal balance of any mortgage loan will be the unpaid principal balance of such mortgage loan as of the cut-off date, after deducting any principal payments paid before the cut-off date, reduced by all principal payments previously distributed with respect to such mortgage loan and reported as allocable to principal. The principal balance of any mortgage loan as to which the master servicer has determined that all Liquidation Proceeds have been received (each, a "Liquidated Mortgage") is zero. The mortgage loans provide for the amortization of the amount financed over a series of monthly payments, which payments are due as of various days during each month. The mortgage loans to be included in the mortgage pool were originated or acquired substantially in accordance with the underwriting criteria specified herein. At origination, all of the mortgage loans in the mortgage pool had a stated maturity of not more than [___] months.

      The mortgage pool includes mortgage loans secured by mortgages which create first liens on one- to four-family residential properties, condominium units and town houses and mortgages which create second liens on such properties. As of the cut-off date, approximately [___]% and [___]% of the Group I Mortgage Loans, by aggregate principal balance, are secured by first liens and second liens on the related properties, respectively. As of the cut-off date, approximately [___]% of the Group II Mortgage Loans, by aggregate principal balance, are secured by first liens on the related proprieties, respectively.

      [Approximately [___]% of the Group II Mortgage Loans (by principal balance as of the cut-off date) bear interest at rates that adjust based on six-month LIBOR and approximately [___]% of the Group II Mortgage Loans (by principal balance as of the cut-off date) bear interest at rates that adjust based on the One-Year CMT. Approximately [___]% of the Group II Mortgage Loans (by principal balance as of the cut-off date) bear interest at a one-year fixed rate term followed by a 29 year adjustable rate term at the applicable Mortgage Index ("1/29 Loans"), approximately [___]% of the Group II Mortgage Loans (by principal balance as of the cut-off date) bear interest at a two-year fixed rate term followed by a 28 year adjustable rate term at the applicable Mortgage Index ("2/28 Loans") and approximately [___]% of the Group II Mortgage Loans (by principal balance as of the cut-off date) bare interest at a three-year fixed rate term followed by a 27 year adjustable rate term at the applicable Mortgage Index ("3/27 Loans").]

      "Six-month LIBOR" is the average of the London interbank offered rates for six-month U.S. dollar deposits in the London market as published in The Wall Street Journal.

      "One-Year CMT" is the weekly average yield on U.S. Treasury securities, adjusted to a constant maturity of one year yields on actively-traded U.S. Treasury securities in the over-the-counter market, calculated from composites of quotations reported by five leading U.S. Treasury securities dealers to the Federal Reserve Bank of New York as published in The Wall Street Journal.

      We refer to six-month LIBOR and One-Year CMT each as a "Mortgage Index."

      [Approximately [___]% of the mortgage loans in Group I (by principal balance as of the cut-off date) require payment of a substantial portion of the original principal balance. We refer to these loans as balloon loans and these payments as balloon payments.]

      As of the cut-off date, no mortgage loan was delinquent more than [89] days. Approximately [___]% and [___]% of the mortgage loans (by principal balance as of the cut-off date) in Group I and Group II, respectively, were delinquent [60 to 89] days. Approximately [___]% and [___]% of the mortgage loans (by principal balance as of the cut-off date) in Group I and Group II, respectively, were delinquent [30 to 59] days. The weighted average credit grade score for the mortgage loans in Group I and Group II is approximately [___] and [___], respectively.

      [The seller will represent in the pooling and servicing agreement that none of the mortgage loans are subject to the Home Ownership and Equity Protection Act of 1994 or any comparable state law.]

      No more than [___]% and [___]% of the mortgage loans (by principal balance as of the cut-off date) in Group I and Group II, respectively, were secured by mortgaged properties located in any one postal zip code area.

      The mortgage pool includes mortgage loans originated or acquired by the seller under its No Income Verification program, No Income Qualify program and Lite Documentation program. For a description of these programs, we refer you to "The Home Equity Lending Program--Specialized Underwriting Programs" in the accompanying prospectus. In the following tables the references to "Full Documentation Loans" are to mortgage loans which were not originated or acquired under these specialized programs.

      The mortgage pool also includes mortgage loans originated or acquired under the seller's high loan to value loan program as shown in the following tables entitled "Distribution of CLTVs. For a description of this program, we refer you to " The Home Equity Lending Program--Underwriting Policies and Procedures--Overview" in the accompanying prospectus.

      Approximately [___]% and [___]% of the mortgage loans (by principal balance as of the cut-off date) in Group I and Group II, respectively, are secured by mortgages on manufactured homes as set forth in the Group I and Group II "Distribution by Property Type" tables below.

      The following information sets forth in tabular format certain information, as of the cut-off date, of the mortgage loans in each Mortgage Loan Group. [The information set forth in these tables does not take into account any mortgage loans purchased during the Funding Period. The composition of the mortgage pool will change to the extent mortgage loans are purchased during the Funding Period.]

                                     Group I
                 Geographic Distribution of Mortgaged Properties

                                                  Percentage
                                                 of Mortgage
                                                   Pool by
                                                   Aggregate
                                   Aggregate       Principal
                      Number       Principal        Balance       Weighted
                   of Mortgage      Balance       of Mortgage      Average
      State           Loans       Outstanding        Loans         Coupon
-----------------  -----------    -----------     ------------    --------
California            [___]         $[___]            [___]%        [___]%
Texas                 [___]          [___]            [___]         [___]
Pennsylvania          [___]          [___]            [___]         [___]
New York              [___]          [___]            [___]         [___]
Florida               [___]          [___]            [___]         [___]
Ohio                  [___]          [___]            [___]         [___]
North Carolina        [___]          [___]            [___]         [___]
Washington            [___]          [___]            [___]         [___]
Indiana               [___]          [___]            [___]         [___]
Colorado              [___]          [___]            [___]         [___]
New Jersey            [___]          [___]            [___]         [___]
Kentucky              [___]          [___]            [___]         [___]
Georgia               [___]          [___]            [___]         [___]
Arizona               [___]          [___]            [___]         [___]
Virginia              [___]          [___]            [___]         [___]
Illinois              [___]          [___]            [___]         [___]
Oklahoma              [___]          [___]            [___]         [___]
Maryland              [___]          [___]            [___]         [___]
Oregon                [___]          [___]            [___]         [___]
Michigan              [___]          [___]            [___]         [___]
Utah                  [___]          [___]            [___]         [___]
Missouri              [___]          [___]            [___]         [___]
Nevada                [___]          [___]            [___]         [___]
Massachusetts         [___]          [___]            [___]         [___]
South Carolina        [___]          [___]            [___]         [___]
New Mexico            [___]          [___]            [___]         [___]
Connecticut           [___]          [___]            [___]         [___]
Louisiana             [___]          [___]            [___]         [___]
Wisconsin             [___]          [___]            [___]         [___]
Delaware              [___]          [___]            [___]         [___]
West Virginia         [___]          [___]            [___]         [___]
Mississippi           [___]          [___]            [___]         [___]
Kansas                [___]          [___]            [___]         [___]
Minnesota             [___]          [___]            [___]         [___]
Nebraska              [___]          [___]            [___]         [___]
Idaho                 [___]          [___]            [___]         [___]
Washington DC         [___]          [___]            [___]         [___]
Iowa                  [___]          [___]            [___]         [___]
Maine                 [___]          [___]            [___]         [___]
Montana               [___]          [___]            [___]         [___]
New Hampshire         [___]          [___]            [___]         [___]
Rhode Island          [___]          [___]            [___]         [___]
Arkansas              [___]          [___]            [___]         [___]
Wyoming               [___]          [___]            [___]         [___]
Vermont               [___]          [___]            [___]         [___]
North Dakota          [___]          [___]            [___]         [___]
-----------------    -----          -----           ------          ----
Total                 [___]         $[___]          100.00%         [___]%
=================    =====          =====           ======          ====



                                                                   Percent
                                   Weighted         Percent           of
                      Average       Average         of Full         Owner-
                     Principal      Combined     Documentation     Occupied
                      Balance    Loan-to-Value      Mortgage       Mortgage
      State         Outstanding      Ratio           Loans          Loans
-----------------   -----------  -------------   -------------    ---------
California            $[___]         [___]%          [___]%         [___]%
Texas                  [___]         [___]           [___]          [___]
Pennsylvania           [___]         [___]           [___]          [___]
New York               [___]         [___]           [___]          [___]
Florida                [___]         [___]           [___]          [___]
Ohio                   [___]         [___]           [___]          [___]
North Carolina         [___]         [___]           [___]          [___]
Washington             [___]         [___]           [___]          [___]
Indiana                [___]         [___]           [___]          [___]
Colorado               [___]         [___]           [___]          [___]
New Jersey             [___]         [___]           [___]          [___]
Kentucky               [___]         [___]           [___]          [___]
Georgia                [___]         [___]           [___]          [___]
Arizona                [___]         [___]           [___]          [___]
Virginia               [___]         [___]           [___]          [___]
Illinois               [___]         [___]           [___]          [___]
Oklahoma               [___]         [___]           [___]          [___]
Maryland               [___]         [___]           [___]          [___]
Oregon                 [___]         [___]           [___]          [___]
Michigan               [___]         [___]           [___]          [___]
Utah                   [___]         [___]           [___]          [___]
Missouri               [___]         [___]           [___]          [___]
Nevada                 [___]         [___]           [___]          [___]
Massachusetts          [___]         [___]           [___]          [___]
South Carolina         [___]         [___]           [___]          [___]
New Mexico             [___]         [___]           [___]          [___]
Connecticut            [___]         [___]           [___]          [___]
Louisiana              [___]         [___]           [___]          [___]
Wisconsin              [___]         [___]           [___]          [___]
Delaware               [___]         [___]           [___]          [___]
West Virginia          [___]         [___]           [___]          [___]
Mississippi            [___]         [___]           [___]          [___]
Kansas                 [___]         [___]           [___]          [___]
Minnesota              [___]         [___]           [___]          [___]
Nebraska               [___]         [___]           [___]          [___]
Idaho                  [___]         [___]           [___]          [___]
Washington DC          [___]         [___]           [___]          [___]
Iowa                   [___]         [___]           [___]          [___]
Maine                  [___]         [___]           [___]          [___]
Montana                [___]         [___]           [___]          [___]
New Hampshire          [___]         [___]           [___]          [___]
Rhode Island           [___]         [___]           [___]          [___]
Arkansas               [___]         [___]           [___]          [___]
Wyoming                [___]         [___]           [___]          [___]
Vermont                [___]         [___]           [___]          [___]
North Dakota           [___]         [___]           [___]          [___]
-----------------     -----          ----            ----           ----
Total                 $[___]         [___]%          [___]%         [___]%
=================     =====          ====            ====           ====

                                     Group I
                   Distribution by Original Principal Balance

                                                        Percentage
                                                       of Mortgage
                                                         Pool by
                                                        Aggregate
                                         Aggregate      Principal
                              Number     Principal        Balance     Weighted
Original                   of Mortgage    Balance      of Mortgage    Average
Principal Balance             Loans      Outstanding       Loans       Coupon
-----------------          -----------   -----------   ------------   --------
$      0.01 - $ 10,000.00     [_____]     $[_____]        [_____]%    [_____]%
$ 10,000.01 - $ 20,000.00     [_____]      [_____]        [_____]     [_____]
$ 20,000.01 - $ 30,000.00     [_____]      [_____]        [_____]     [_____]
$ 30,000.01 - $ 40,000.00     [_____]      [_____]        [_____]     [_____]
$ 40,000.01 - $ 50,000.00     [_____]      [_____]        [_____]     [_____]
$ 50,000.01 - $ 60,000.00     [_____]      [_____]        [_____]     [_____]
$ 60,000.01 - $ 70,000.00     [_____]      [_____]        [_____]     [_____]
$ 70,000.01 - $ 80,000.00     [_____]      [_____]        [_____]     [_____]
$ 80,000.01 - $ 90,000.00     [_____]      [_____]        [_____]     [_____]
$ 90,000.01 - $100,000.00     [_____]      [_____]        [_____]     [_____]
$100,000.01 - $120,000.00     [_____]      [_____]        [_____]     [_____]
$120,000.01 - $140,000.00     [_____]      [_____]        [_____]     [_____]
$140,000.01 - $160,000.00     [_____]      [_____]        [_____]     [_____]
$160,000.01 - $180,000.00     [_____]      [_____]        [_____]     [_____]
$180,000.01 - $200,000.00     [_____]      [_____]        [_____]     [_____]
$200,000.01 - $220,000.00     [_____]      [_____]        [_____]     [_____]
$220,000.01 - $240,000.00     [_____]      [_____]        [_____]     [_____]
$240,000.01 - $260,000.00     [_____]      [_____]        [_____]     [_____]
$260,000.01 - $280,000.00     [_____]      [_____]        [_____]     [_____]
$280,000.01 - $300,000.00     [_____]      [_____]        [_____]     [_____]
$300,000.01 - $320,000.00     [_____]      [_____]        [_____]     [_____]
$320,000.01 - $340,000.00     [_____]      [_____]        [_____]     [_____]
$340,000.01 - $360,000.00     [_____]      [_____]        [_____]     [_____]
$360,000.01 - $380,000.00     [_____]      [_____]        [_____]     [_____]
$380,000.01 - $400,000.00     [_____]      [_____]        [_____]     [_____]
$400,000.01 - $450,000.00     [_____]      [_____]        [_____]     [_____]
$450,000.01 - $500,000.00     [_____]      [_____]        [_____]     [_____]
$500,000.01 - $550,000.00     [_____]      [_____]        [_____]     [_____]
$550,000.01 - $600,000.00     [_____]      [_____]        [_____]     [_____]
$600,000.01 - $650,000.00     [_____]      [_____]        [_____]     [_____]
$650,000.01 - $700,000.00     [_____]      [_____]        [_____]     [_____]
$700,000.01 - $750,000.00     [_____]      [_____]        [_____]     [_____]
$750,000.01 and Over          [_____]      [_____]        [_____]     [_____]
-------------------------     ------      -------         ------      ------
Total                         [_____]     $[_____]        100.00%     [_____]%
=========================     ======      =======         ======      ======

                                                                       Percent
                                           Weighted       Percent         of
                             Average       Average       of Full        Owner-
                             Principal     Combined    Documentation    Occupied
       Original                Balance     Loan-to-       Mortgage      Mortgage
  Principal Balance         Outstanding   Value Ratio      Loans        Loans
-------------------------   -----------   -----------   -------------  ---------
$      0.01 - $ 10,000.00   $[_____]        [_____]%      [_____]%     [_____]%
$ 10,000.01 - $ 20,000.00    [_____]        [_____]       [_____]      [_____]
$ 20,000.01 - $ 30,000.00    [_____]        [_____]       [_____]      [_____]
$ 30,000.01 - $ 40,000.00    [_____]        [_____]       [_____]      [_____]
$ 40,000.01 - $ 50,000.00    [_____]        [_____]       [_____]      [_____]
$ 50,000.01 - $ 60,000.00    [_____]        [_____]       [_____]      [_____]
$ 60,000.01 - $ 70,000.00    [_____]        [_____]       [_____]      [_____]
$ 70,000.01 - $ 80,000.00    [_____]        [_____]       [_____]      [_____]
$ 80,000.01 - $ 90,000.00    [_____]        [_____]       [_____]      [_____]
$ 90,000.01 - $100,000.00    [_____]        [_____]       [_____]      [_____]
$100,000.01 - $120,000.00    [_____]        [_____]       [_____]      [_____]
$120,000.01 - $140,000.00    [_____]        [_____]       [_____]      [_____]
$140,000.01 - $160,000.00    [_____]        [_____]       [_____]      [_____]
$160,000.01 - $180,000.00    [_____]        [_____]       [_____]      [_____]
$180,000.01 - $200,000.00    [_____]        [_____]       [_____]      [_____]
$200,000.01 - $220,000.00    [_____]        [_____]       [_____]      [_____]
$220,000.01 - $240,000.00    [_____]        [_____]       [_____]      [_____]
$240,000.01 - $260,000.00    [_____]        [_____]       [_____]      [_____]
$260,000.01 - $280,000.00    [_____]        [_____]       [_____]      [_____]
$280,000.01 - $300,000.00    [_____]        [_____]       [_____]      [_____]
$300,000.01 - $320,000.00    [_____]        [_____]       [_____]      [_____]
$320,000.01 - $340,000.00    [_____]        [_____]       [_____]      [_____]
$340,000.01 - $360,000.00    [_____]        [_____]       [_____]      [_____]
$360,000.01 - $380,000.00    [_____]        [_____]       [_____]      [_____]
$380,000.01 - $400,000.00    [_____]        [_____]       [_____]      [_____]
$400,000.01 - $450,000.00    [_____]        [_____]       [_____]      [_____]
$450,000.01 - $500,000.00    [_____]        [_____]       [_____]      [_____]
$500,000.01 - $550,000.00    [_____]        [_____]       [_____]      [_____]
$550,000.01 - $600,000.00    [_____]        [_____]       [_____]      [_____]
$600,000.01 - $650,000.00    [_____]        [_____]       [_____]      [_____]
$650,000.01 - $700,000.00    [_____]        [_____]       [_____]      [_____]
$700,000.01 - $750,000.00    [_____]        [_____]       [_____]      [_____]
$750,000.01 and Over         [_____]        [_____]       [_____]      [_____]
-------------------------   -------         -------       ------       ------
Total                       $[_____]        [_____]%      [_____]%     [_____]%
=========================   =======         =======       ======       ======

                                     Group I
                    Distribution by Current Principal Balance

                                                        Percentage
                                                       of Mortgage
                                                         Pool by
                                                        Aggregate
                                         Aggregate      Principal
                              Number     Principal        Balance     Weighted
    Current                of Mortgage    Balance      of Mortgage    Average
Principal Balance             Loans      Outstanding       Loans       Coupon
-----------------          -----------   -----------   ------------   --------
$      0.01 - $ 10,000.00     [_____]     $[_____]       [_____]%      [_____]%
$ 10,000.01 - $ 20,000.00     [_____]      [_____]       [_____]       [_____]
$ 20,000.01 - $ 30,000.00     [_____]      [_____]       [_____]       [_____]
$ 30,000.01 - $ 40,000.00     [_____]      [_____]       [_____]       [_____]
$ 40,000.01 - $ 50,000.00     [_____]      [_____]       [_____]       [_____]
$ 50,000.01 - $ 60,000.00     [_____]      [_____]       [_____]       [_____]
$ 60,000.01 - $ 70,000.00     [_____]      [_____]       [_____]       [_____]
$ 70,000.01 - $ 80,000.00     [_____]      [_____]       [_____]       [_____]
$ 80,000.01 - $ 90,000.00     [_____]      [_____]       [_____]       [_____]
$ 90,000.01 - $100,000.00     [_____]      [_____]       [_____]       [_____]
$100,000.01 - $120,000.00     [_____]      [_____]       [_____]       [_____]
$120,000.01 - $140,000.00     [_____]      [_____]       [_____]       [_____]
$140,000.01 - $160,000.00     [_____]      [_____]       [_____]       [_____]
$160,000.01 - $180,000.00     [_____]      [_____]       [_____]       [_____]
$180,000.01 - $200,000.00     [_____]      [_____]       [_____]       [_____]
$200,000.01 - $220,000.00     [_____]      [_____]       [_____]       [_____]
$220,000.01 - $240,000.00     [_____]      [_____]       [_____]       [_____]
$240,000.01 - $260,000.00     [_____]      [_____]       [_____]       [_____]
$260,000.01 - $280,000.00     [_____]      [_____]       [_____]       [_____]
$280,000.01 - $300,000.00     [_____]      [_____]       [_____]       [_____]
$300,000.01 - $320,000.00     [_____]      [_____]       [_____]       [_____]
$320,000.01 - $340,000.00     [_____]      [_____]       [_____]       [_____]
$340,000.01 - $360,000.00     [_____]      [_____]       [_____]       [_____]
$360,000.01 - $380,000.00     [_____]      [_____]       [_____]       [_____]
$380,000.01 - $400,000.00     [_____]      [_____]       [_____]       [_____]
$400,000.01 - $450,000.00     [_____]      [_____]       [_____]       [_____]
$450,000.01 - $500,000.00     [_____]      [_____]       [_____]       [_____]
$500,000.01 - $550,000.00     [_____]      [_____]       [_____]       [_____]
$550,000.01 - $600,000.00     [_____]      [_____]       [_____]       [_____]
$600,000.01 - $650,000.00     [_____]      [_____]       [_____]       [_____]
$650,000.01 - $700,000.00     [_____]      [_____]       [_____]       [_____]
$700,000.01 - $750,000.00     [_____]      [_____]       [_____]       [_____]
$750,000.01 and Over          [_____]      [_____]       [_____]       [_____]
-------------------------    -------      -------       ------         ------
Total                         [_____]     $[_____]      100.00%        [_____]%
=========================    =======      =======       ======         ======

                                                                       Percent
                                           Weighted       Percent         of
                             Average       Average       of Full        Owner-
                             Principal     Combined    Documentation    Occupied
       Original                Balance     Loan-to-       Mortgage      Mortgage
  Principal Balance         Outstanding   Value Ratio      Loans        Loans
-------------------------   -----------   -----------   -------------  ---------
$      0.01 - $ 10,000.00    $[_____]       [_____]%      [_____]%      [_____]%
$ 10,000.01 - $ 20,000.00     [_____]       [_____]       [_____]       [_____]
$ 20,000.01 - $ 30,000.00     [_____]       [_____]       [_____]       [_____]
$ 30,000.01 - $ 40,000.00     [_____]       [_____]       [_____]       [_____]
$ 40,000.01 - $ 50,000.00     [_____]       [_____]       [_____]       [_____]
$ 50,000.01 - $ 60,000.00     [_____]       [_____]       [_____]       [_____]
$ 60,000.01 - $ 70,000.00     [_____]       [_____]       [_____]       [_____]
$ 70,000.01 - $ 80,000.00     [_____]       [_____]       [_____]       [_____]
$ 80,000.01 - $ 90,000.00     [_____]       [_____]       [_____]       [_____]
$ 90,000.01 - $100,000.00     [_____]       [_____]       [_____]       [_____]
$100,000.01 - $120,000.00     [_____]       [_____]       [_____]       [_____]
$120,000.01 - $140,000.00     [_____]       [_____]       [_____]       [_____]
$140,000.01 - $160,000.00     [_____]       [_____]       [_____]       [_____]
$160,000.01 - $180,000.00     [_____]       [_____]       [_____]       [_____]
$180,000.01 - $200,000.00     [_____]       [_____]       [_____]       [_____]
$200,000.01 - $220,000.00     [_____]       [_____]       [_____]       [_____]
$220,000.01 - $240,000.00     [_____]       [_____]       [_____]       [_____]
$240,000.01 - $260,000.00     [_____]       [_____]       [_____]       [_____]
$260,000.01 - $280,000.00     [_____]       [_____]       [_____]       [_____]
$280,000.01 - $300,000.00     [_____]       [_____]       [_____]       [_____]
$300,000.01 - $320,000.00     [_____]       [_____]       [_____]       [_____]
$320,000.01 - $340,000.00     [_____]       [_____]       [_____]       [_____]
$340,000.01 - $360,000.00     [_____]       [_____]       [_____]       [_____]
$360,000.01 - $380,000.00     [_____]       [_____]       [_____]       [_____]
$380,000.01 - $400,000.00     [_____]       [_____]       [_____]       [_____]
$400,000.01 - $450,000.00     [_____]       [_____]       [_____]       [_____]
$450,000.01 - $500,000.00     [_____]       [_____]       [_____]       [_____]
$500,000.01 - $550,000.00     [_____]       [_____]       [_____]       [_____]
$550,000.01 - $600,000.00     [_____]       [_____]       [_____]       [_____]
$600,000.01 - $650,000.00     [_____]       [_____]       [_____]       [_____]
$650,000.01 - $700,000.00     [_____]       [_____]       [_____]       [_____]
$700,000.01 - $750,000.00     [_____]       [_____]       [_____]       [_____]
$750,000.01 and Over          [_____]       [_____]       [_____]       [_____]
-------------------------    -------       -------        ------        ------
Total                        $[_____]       [_____]%      [_____]%      [_____]%
=========================    =======       =======        ======        ======

                                     Group I
                     Distribution by Current Mortgage Rates

                                                   Percentage
                                                  of Mortgage
                                                    Pool by
                                                   Aggregate
                                    Aggregate      Principal
                         Number     Principal        Balance     Weighted
                      of Mortgage    Balance      of Mortgage    Average
 Mortgage Rates         Loans      Outstanding       Loans       Coupon
-----------------     -----------   -----------   ------------   --------
 5.501% -  6.000%        [_____]     $[_____]        [_____]%     [_____]%
 6.001% -  6.500%        [_____]      [_____]        [_____]      [_____]
 6.501% -  7.000%        [_____]      [_____]        [_____]      [_____]
 7.001% -  7.500%        [_____]      [_____]        [_____]      [_____]
 7.501% -  8.000%        [_____]      [_____]        [_____]      [_____]
 8.001% -  8.500%        [_____]      [_____]        [_____]      [_____]
 8.501% -  9.000%        [_____]      [_____]        [_____]      [_____]
 9.001% -  9.500%        [_____]      [_____]        [_____]      [_____]
 9.501% - 10.000%        [_____]      [_____]        [_____]      [_____]
10.001% - 10.500%        [_____]      [_____]        [_____]      [_____]
10.501% - 11.000%        [_____]      [_____]        [_____]      [_____]
11.001% - 11.500%        [_____]      [_____]        [_____]      [_____]
11.501% - 12.000%        [_____]      [_____]        [_____]      [_____]
12.001% - 12.500%        [_____]      [_____]        [_____]      [_____]
12.501% - 13.000%        [_____]      [_____]        [_____]      [_____]
13.001% - 13.500%        [_____]      [_____]        [_____]      [_____]
13.501% - 14.000%        [_____]      [_____]        [_____]      [_____]
14.001% - 14.500%        [_____]      [_____]        [_____]      [_____]
14.501% - 15.000%        [_____]      [_____]        [_____]      [_____]
15.001% - 15.500%        [_____]      [_____]        [_____]      [_____]
15.501% - 16.000%        [_____]      [_____]        [_____]      [_____]
17.501% - 18.000%        [_____]      [_____]        [_____]%     [_____]
-----------------       -------      -------         ------       ------
Total                    [_____]     $[_____]        100.00%      [_____]%
=================       =======      =======         ======       ======

                                                               Percent
                                   Weighted       Percent         of
                      Average       Average       of Full        Owner-
                     Principal     Combined    Documentation    Occupied
                      Balance      Loan-to-       Mortgage      Mortgage
 Mortgage Rates    Outstanding   Value Ratio      Loans        Loans
-----------------   -----------   -----------   -------------  ---------
 5.501% -  6.000%     $[_____]      [_____]%      [_____]%      [_____]%
 6.001% -  6.500%      [_____]      [_____]       [_____]       [_____]
 6.501% -  7.000%      [_____]      [_____]       [_____]       [_____]
 7.001% -  7.500%      [_____]      [_____]       [_____]       [_____]
 7.501% -  8.000%      [_____]      [_____]       [_____]       [_____]
 8.001% -  8.500%      [_____]      [_____]       [_____]       [_____]
 8.501% -  9.000%      [_____]      [_____]       [_____]       [_____]
 9.001% -  9.500%      [_____]      [_____]       [_____]       [_____]
 9.501% - 10.000%      [_____]      [_____]       [_____]       [_____]
10.001% - 10.500%      [_____]      [_____]       [_____]       [_____]
10.501% - 11.000%      [_____]      [_____]       [_____]       [_____]
11.001% - 11.500%      [_____]      [_____]       [_____]       [_____]
11.501% - 12.000%      [_____]      [_____]       [_____]       [_____]
12.001% - 12.500%      [_____]      [_____]       [_____]       [_____]
12.501% - 13.000%      [_____]      [_____]       [_____]       [_____]
13.001% - 13.500%      [_____]      [_____]       [_____]       [_____]
13.501% - 14.000%      [_____]      [_____]       [_____]       [_____]
14.001% - 14.500%      [_____]      [_____]       [_____]       [_____]
14.501% - 15.000%      [_____]      [_____]       [_____]       [_____]
15.001% - 15.500%      [_____]      [_____]       [_____]       [_____]
15.501% - 16.000%      [_____]      [_____]       [_____]       [_____]
17.501% - 18.000%      [_____]      [_____]       [_____]       [_____]
-----------------     -------       ------        ------        -------
Total                 $[_____]      [_____]%      [_____]%      [_____]%
=================     =======       ======        ======        =======

                                     Group I
               Distribution by Remaining Months to Stated Maturity

                                                 Percentage
                                                 of Mortgage
                                                   Pool by
                                                  Aggregate
                                    Aggregate      Principal
                        Number      Principal       Balance     Weighted
Remaining Months to   of Mortgage    Balance      of Mortgage    Average
  Stated Maturity        Loans      Outstanding       Loans       Coupon
-------------------   -----------   -----------  -------------   --------
   1 -   12             [_____]       $[_____]      [_____]%     [_____]%
  13 -   24             [_____]        [_____]      [_____]      [_____]
  25 -   36             [_____]        [_____]      [_____]      [_____]
  37 -   48             [_____]        [_____]      [_____]      [_____]
  49 -   60             [_____]        [_____]      [_____]      [_____]
  61 -   72             [_____]        [_____]      [_____]      [_____]
  73 -   84             [_____]        [_____]      [_____]      [_____]
  85 -   96             [_____]        [_____]      [_____]      [_____]
  97 -  108             [_____]        [_____]      [_____]      [_____]
 109 -  120             [_____]        [_____]      [_____]      [_____]
 121 -  132             [_____]        [_____]      [_____]      [_____]
 133 -  144             [_____]        [_____]      [_____]      [_____]
 145 -  156             [_____]        [_____]      [_____]      [_____]
 157 -  168             [_____]        [_____]      [_____]      [_____]
 169 -  180             [_____]        [_____]      [_____]      [_____]
 181 -  192             [_____]        [_____]      [_____]      [_____]
 193 -  204             [_____]        [_____]      [_____]      [_____]
 205 -  216             [_____]        [_____]      [_____]      [_____]
 217 -  228             [_____]        [_____]      [_____]      [_____]
 229 -  240             [_____]        [_____]      [_____]      [_____]
 241 -  252             [_____]        [_____]      [_____]      [_____]
 253 -  264             [_____]        [_____]      [_____]      [_____]
 265 -  276             [_____]        [_____]      [_____]      [_____]
 277 -  288             [_____]        [_____]      [_____]      [_____]
 289 -  300             [_____]        [_____]      [_____]      [_____]
 301 -  312             [_____]        [_____]      [_____]      [_____]
 313 -  324             [_____]        [_____]      [_____]      [_____]
 325 -  336             [_____]        [_____]      [_____]      [_____]
 337 -  348             [_____]        [_____]      [_____]      [_____]
 349 -  360             [_____]        [_____]      [_____]      [_____]
-------------          -------        -------       ------       -------
Total                   [_____]       $[_____]      100.00%      [_____]%
=============          =======        =======       ======       =======

                                                                Percent
                                    Weighted       Percent         of
                       Average       Average       of Full        Owner-
                      Principal     Combined    Documentation    Occupied
Remaining Months to    Balance      Loan-to-       Mortgage      Mortgage
  Stated Maturity    Outstanding   Value Ratio      Loans        Loans
-------------------  -----------   -----------   -------------  ---------
   1 -   12           $[_____]       [_____]%       [_____]%      [_____]%
  13 -   24            [_____]       [_____]        [_____]       [_____]
  25 -   36            [_____]       [_____]        [_____]       [_____]
  37 -   48            [_____]       [_____]        [_____]       [_____]
  49 -   60            [_____]       [_____]        [_____]       [_____]
  61 -   72            [_____]       [_____]        [_____]       [_____]
  73 -   84            [_____]       [_____]        [_____]       [_____]
  85 -   96            [_____]       [_____]        [_____]       [_____]
  97 -  108            [_____]       [_____]        [_____]       [_____]
 109 -  120            [_____]       [_____]        [_____]       [_____]
 121 -  132            [_____]       [_____]        [_____]       [_____]
 133 -  144            [_____]       [_____]        [_____]       [_____]
 145 -  156            [_____]       [_____]        [_____]       [_____]
 157 -  168            [_____]       [_____]        [_____]       [_____]
 169 -  180            [_____]       [_____]        [_____]       [_____]
 181 -  192            [_____]       [_____]        [_____]       [_____]
 193 -  204            [_____]       [_____]        [_____]       [_____]
 205 -  216            [_____]       [_____]        [_____]       [_____]
 217 -  228            [_____]       [_____]        [_____]       [_____]
 229 -  240            [_____]       [_____]        [_____]       [_____]
 241 -  252            [_____]       [_____]        [_____]       [_____]
 253 -  264            [_____]       [_____]        [_____]       [_____]
 265 -  276            [_____]       [_____]        [_____]       [_____]
 277 -  288            [_____]       [_____]        [_____]       [_____]
 289 -  300            [_____]       [_____]        [_____]       [_____]
 301 -  312            [_____]       [_____]        [_____]       [_____]
 313 -  324            [_____]       [_____]        [_____]       [_____]
 325 -  336            [_____]       [_____]        [_____]       [_____]
 337 -  348            [_____]       [_____]        [_____]       [_____]
 349 -  360            [_____]       [_____]        [_____]       [_____]
-------------         -------       -------        -------       -------
Total                 $[_____]       [_____]%       [_____]%      [_____]%
=============         =======       =======        =======       =======

                                     Group I
                  Distribution by Number of Months of Seasoning

                                                 Percentage
                                                 of Mortgage
                                                   Pool by
                                                  Aggregate
                                    Aggregate      Principal
                        Number      Principal       Balance     Weighted
                      of Mortgage    Balance      of Mortgage    Average
Months of Seasoning      Loans      Outstanding       Loans       Coupon
-------------------   -----------   -----------  -------------   --------
      1 -   6           [_____]      $[_____]       [_____]%      [_____]%
      7 -  12           [_____]       [_____]       [_____]       [_____]
     13 -  18           [_____]       [_____]       [_____]       [_____]
     19 -  24           [_____]       [_____]       [_____]       [_____]
     25 -  30           [_____]       [_____]       [_____]       [_____]
     31 -  36           [_____]       [_____]       [_____]       [_____]
     37 -  42           [_____]       [_____]       [_____]       [_____]
     43 -  48           [_____]       [_____]       [_____]       [_____]
     49 -  54           [_____]       [_____]       [_____]       [_____]
     55 -  60           [_____]       [_____]       [_____]       [_____]
     61 -  66           [_____]       [_____]       [_____]       [_____]
     67 -  72           [_____]       [_____]       [_____]       [_____]
     73 -  78           [_____]       [_____]       [_____]       [_____]
     79 -  84           [_____]       [_____]       [_____]       [_____]
     85 -  90           [_____]       [_____]       [_____]       [_____]
     91 -  96           [_____]       [_____]       [_____]       [_____]
     97 - 102           [_____]       [_____]       [_____]       [_____]
---------------        -------       -------       -------       -------
Total                   [_____]      $[_____]       100.00%       [_____]%
===============        =======       =======       =======       =======

                                                                 Percent
                                    Weighted       Percent         of
                       Average       Average       of Full        Owner-
                      Principal     Combined    Documentation    Occupied
                       Balance      Loan-to-       Mortgage      Mortgage
Months of Seasoning  Outstanding   Value Ratio      Loans        Loans
-------------------  -----------   -----------   -------------  ---------
      1 -   6         $[_____]       [_____]%       [_____]%     [_____]%
      7 -  12          [_____]       [_____]        [_____]      [_____]
     13 -  18          [_____]       [_____]        [_____]      [_____]
     19 -  24          [_____]       [_____]        [_____]      [_____]
     25 -  30          [_____]       [_____]        [_____]      [_____]
     31 -  36          [_____]       [_____]        [_____]      [_____]
     37 -  42          [_____]       [_____]        [_____]      [_____]
     43 -  48          [_____]       [_____]        [_____]      [_____]
     49 -  54          [_____]       [_____]        [_____]      [_____]
     55 -  60          [_____]       [_____]        [_____]      [_____]
     61 -  66          [_____]       [_____]        [_____]      [_____]
     67 -  72          [_____]       [_____]        [_____]      [_____]
     73 -  78          [_____]       [_____]        [_____]      [_____]
     79 -  84          [_____]       [_____]        [_____]      [_____]
     85 -  90          [_____]       [_____]        [_____]      [_____]
     91 -  96          [_____]       [_____]        [_____]      [_____]
     97 - 102          [_____]       [_____]        [_____]      [_____]
---------------       -------        -------       -------       -------
Total                 $[_____]       [_____]%       [_____]%     [_____]%
===============       =======        =======       =======       =======

                                     Group I
                 Distribution by Combined Loan-to-Value Ratio(1)

                                                 Percentage
                                                 of Mortgage
                                                   Pool by
                                                  Aggregate
                                    Aggregate      Principal
                        Number      Principal       Balance     Weighted
    Combined          of Mortgage    Balance      of Mortgage    Average
Loan-to-Value Ratio      Loans      Outstanding       Loans       Coupon
-------------------   -----------   -----------  -------------   --------
 Not Available          [_____]      $[_____]       [_____]%     [_____]%
   0.01%  -   5.00%     [_____]       [_____]       [_____]      [_____]
   5.01%  -  10.00%     [_____]       [_____]       [_____]      [_____]
  10.01%  -  15.00%     [_____]       [_____]       [_____]      [_____]
  15.01%  -  20.00%     [_____]       [_____]       [_____]      [_____]
  20.01%  -  25.00%     [_____]       [_____]       [_____]      [_____]
  25.01%  -  30.00%     [_____]       [_____]       [_____]      [_____]
  30.01%  -  35.00%     [_____]       [_____]       [_____]      [_____]
  35.01%  -  40.00%     [_____]       [_____]       [_____]      [_____]
  40.01%  -  45.00%     [_____]       [_____]       [_____]      [_____]
  45.01%  -  50.00%     [_____]       [_____]       [_____]      [_____]
  50.01%  -  55.00%     [_____]       [_____]       [_____]      [_____]
  55.01%  -  60.00%     [_____]       [_____]       [_____]      [_____]
  60.01%  -  65.00%     [_____]       [_____]       [_____]      [_____]
  65.01%  -  70.00%     [_____]       [_____]       [_____]      [_____]
  70.01%  -  75.00%     [_____]       [_____]       [_____]      [_____]
  75.01%  -  80.00%     [_____]       [_____]       [_____]      [_____]
  80.01%  -  85.00%     [_____]       [_____]       [_____]      [_____]
  85.01%  -  90.00%     [_____]       [_____]       [_____]      [_____]
  90.01%  -  95.00%     [_____]       [_____]       [_____]      [_____]
  95.01%  - 100.00%     [_____]       [_____]       [_____]      [_____]
-------------------    -------       -------       -------      -------
Total                   [_____]      $[_____]       100.00%      [_____]%
===================    =======       =======       =======      =======

                                                                 Percent
                                    Weighted       Percent         of
                       Average       Average       of Full        Owner-
                      Principal     Combined    Documentation    Occupied
      Combined         Balance      Loan-to-       Mortgage      Mortgage
Loan-to-Value Ratio  Outstanding   Value Ratio      Loans        Loans
-------------------  -----------   -----------   -------------  ---------
 Not Available        $[_____]       [_____]%       [_____]%     [_____]%
   0.01%  -   5.00%    [_____]       [_____]        [_____]      [_____]
   5.01%  -  10.00%    [_____]       [_____]        [_____]      [_____]
  10.01%  -  15.00%    [_____]       [_____]        [_____]      [_____]
  15.01%  -  20.00%    [_____]       [_____]        [_____]      [_____]
  20.01%  -  25.00%    [_____]       [_____]        [_____]      [_____]
  25.01%  -  30.00%    [_____]       [_____]        [_____]      [_____]
  30.01%  -  35.00%    [_____]       [_____]        [_____]      [_____]
  35.01%  -  40.00%    [_____]       [_____]        [_____]      [_____]
  40.01%  -  45.00%    [_____]       [_____]        [_____]      [_____]
  45.01%  -  50.00%    [_____]       [_____]        [_____]      [_____]
  50.01%  -  55.00%    [_____]       [_____]        [_____]      [_____]
  55.01%  -  60.00%    [_____]       [_____]        [_____]      [_____]
  60.01%  -  65.00%    [_____]       [_____]        [_____]      [_____]
  65.01%  -  70.00%    [_____]       [_____]        [_____]      [_____]
  70.01%  -  75.00%    [_____]       [_____]        [_____]      [_____]
  75.01%  -  80.00%    [_____]       [_____]        [_____]      [_____]
  80.01%  -  85.00%    [_____]       [_____]        [_____]      [_____]
  85.01%  -  90.00%    [_____]       [_____]        [_____]      [_____]
  90.01%  -  95.00%    [_____]       [_____]        [_____]      [_____]
  95.01%  - 100.00%    [_____]       [_____]        [_____]      [_____]
-------------------   -------       -------        -------      -------
Total                 $[_____]       [_____]%       [_____]%     [_____]%
===================   ========      =======        =======      =======

----------
(1) The Combined Loan-to-Value Ratios for first lien mortgages do not reflect the principal balance of any second lien mortgages, including those financed by CIT Consumer Finance or any of its affiliates.

                                     Group I
                     Distribution by Borrower FICO Score(1)

                                                 Percentage
                                                 of Mortgage
                                                   Pool by
                                                  Aggregate
                                    Aggregate      Principal
                         Number      Principal       Balance     Weighted
     Borrower          of Mortgage    Balance      of Mortgage    Average
    FICO Score           Loans      Outstanding       Loans       Coupon
-------------------   -----------   -----------  -------------   --------
Not Available            [_____]     $[_____]        [_____]%    [_____]%
     351 - 400           [_____]      [_____]        [_____]     [_____]
     401 - 450           [_____]      [_____]        [_____]     [_____]
     451 - 500           [_____]      [_____]        [_____]     [_____]
     501 - 550           [_____]      [_____]        [_____]     [_____]
     551 - 600           [_____]      [_____]        [_____]     [_____]
     601 - 650           [_____]      [_____]        [_____]     [_____]
     651 - 700           [_____]      [_____]        [_____]     [_____]
     701 - 750           [_____]      [_____]        [_____]     [_____]
     751 - 800           [_____]      [_____]        [_____]     [_____]
     801 - 850           [_____]      [_____]        [_____]     [_____]
-------------------     -------      -------        -------     -------
Total                    [_____]     $[_____]        100.00%     [_____]%
===================     ========     =======        =======     =======

                                                                 Percent
                                    Weighted       Percent         of
                       Average       Average       of Full        Owner-
                      Principal     Combined    Documentation    Occupied
     Borrower          Balance      Loan-to-       Mortgage      Mortgage
    FICO Score       Outstanding   Value Ratio      Loans        Loans
-------------------  -----------   -----------   -------------  ---------
Not Available         $[_____]       [_____]%       [_____]%     [_____]%
     351 - 400         [_____]       [_____]        [_____]      [_____]
     401 - 450         [_____]       [_____]        [_____]      [_____]
     451 - 500         [_____]       [_____]        [_____]      [_____]
     501 - 550         [_____]       [_____]        [_____]      [_____]
     551 - 600         [_____]       [_____]        [_____]      [_____]
     601 - 650         [_____]       [_____]        [_____]      [_____]
     651 - 700         [_____]       [_____]        [_____]      [_____]
     701 - 750         [_____]       [_____]        [_____]      [_____]
     751 - 800         [_____]       [_____]        [_____]      [_____]
     801 - 850         [_____]       [_____]        [_____]      [_____]
-------------------   -------       -------        -------      --------
Total                 $[_____]       [_____]%       [_____]%     [_____]%
===================   =======       =======        =======      ========

----------
(1) Generally, FICO scores are determined at the time of origination of the related mortgage loan; except that, in the case of mortgage loans from Institutional Bulk Portfolios, FICO scores are determined either at the time of origination or, if such score was unavailable or issued longer than three months prior to acquisition by CIT Consumer Finance or one of its affiliates, at the time of acquisition.

                                     Group I
                          Distribution by Property Type

                                                 Percentage
                                                 of Mortgage
                                                   Pool by
                                                  Aggregate
                                    Aggregate      Principal
                         Number      Principal       Balance     Weighted
      Property        of Mortgage    Balance      of Mortgage    Average
        Type              Loans      Outstanding       Loans       Coupon
-------------------   -----------   -----------  -------------   --------
Single Family
  Residence              [_____]     $[_____]        [_____]%     [_____]%
Manufactured
  Housing                [_____]      [_____]        [_____]      [_____]
2-4 Family               [_____]      [_____]        [_____]      [_____]
PUD                      [_____]      [_____]        [_____]      [_____]
Condo                    [_____]      [_____]        [_____]      [_____]
Townhouse                [_____]      [_____]        [_____]      [_____]
-------------------     --------     --------       --------     --------
Total                    [_____]     $[_____]        100.00%      [_____]%
===================     ========     ========       =======      ========

                                                                  Percent
                                     Weighted       Percent         of
                        Average       Average       of Full        Owner-
                       Principal     Combined    Documentation    Occupied
      Property          Balance      Loan-to-       Mortgage      Mortgage
        Type          Outstanding   Value Ratio      Loans        Loans
-------------------   -----------   -----------   -------------  ---------
Single Family
  Residence             $[_____]      [_____]%       [_____]%     [_____]%
Manufactured
  Housing                [_____]      [_____]        [_____]      [_____]
2-4 Family               [_____]      [_____]        [_____]      [_____]
PUD                      [_____]      [_____]        [_____]      [_____]
Condo                    [_____]      [_____]        [_____]      [_____]
Townhouse                [_____]      [_____]        [_____]      [_____]
-------------------     --------     --------       --------     --------
Total                   $[_____]      [_____]%       [_____]%     [_____]%
===================     ========     ========       =======      ========

                                     Group I
                          Distribution by Loan Purpose

                                                 Percentage
                                                 of Mortgage
                                                   Pool by
                                                  Aggregate
                                    Aggregate      Principal
                         Number      Principal       Balance     Weighted
                      of Mortgage    Balance      of Mortgage    Average
    Loan Purpose         Loans      Outstanding       Loans       Coupon
-------------------   -----------   -----------  -------------   --------
Refinance and/or
  Cashout                [_____]     $[_____]        [_____]%     [_____]%
Purchase                 [_____]      [_____]        [_____]      [_____]
Debt Consolidation       [_____]      [_____]        [_____]      [_____]
Home Improvement         [_____]      [_____]        [_____]      [_____]
Other                    [_____]      [_____]        [_____]      [_____]
-------------------     --------     --------       --------     --------
Total                    [_____]     $[_____]        100.00%      [_____]%
===================     ========     ========       ========     ========

                                                                  Percent
                                     Weighted       Percent         of
                        Average       Average       of Full        Owner-
                       Principal     Combined    Documentation    Occupied
                        Balance      Loan-to-       Mortgage      Mortgage
    Loan Purpose      Outstanding   Value Ratio      Loans        Loans
-------------------   -----------   -----------   -------------  ---------
Refinance and/or
  Cashout               $[_____]      [_____]%       [_____]%     [_____]%
Purchase                 [_____]      [_____]        [_____]      [_____]
Debt Consolidation       [_____]      [_____]        [_____]      [_____]
Home Improvement         [_____]      [_____]        [_____]      [_____]
Other                    [_____]      [_____]        [_____]      [_____]
-------------------     --------     --------       --------     --------
Total                   $[_____]      [_____]%       [_____]%     [_____]%
===================     ========     ========       ========      ========

                                     Group I
                        Distribution by Occupancy Status

                                                 Percentage
                                                 of Mortgage
                                                   Pool by
                                                  Aggregate
                                    Aggregate      Principal
                         Number      Principal       Balance     Weighted
                      of Mortgage    Balance      of Mortgage    Average
 Occupancy Status        Loans      Outstanding       Loans       Coupon
-------------------   -----------   -----------  -------------   --------
Owner Occupied           [_____]     $[_____]         [_____]%    [_____]%
Non-owner Occupied       [_____]      [_____]         [_____]     [_____]
-------------------     --------     --------       --------     --------
Total                    [_____]     $[_____]         100.00%     [_____]%
===================     ========     ========       ========      ========

                                                                  Percent
                                     Weighted       Percent         of
                        Average       Average       of Full        Owner-
                       Principal     Combined    Documentation    Occupied
                        Balance      Loan-to-       Mortgage      Mortgage
 Occupancy Status     Outstanding   Value Ratio      Loans        Loans
-------------------   -----------   -----------   -------------  ---------
Owner Occupied          $[_____]      [_____]%       [_____]%     [_____]%
Non-owner Occupied       [_____]      [_____]        [_____]      [_____]
-------------------     --------     --------       --------     --------
Total                   $[_____]      [_____]%       [_____]%     [_____]%
===================     ========     ========       ========      ========

                                     Group I
               Distribution by Borrower Income Documentation Type

                                                  Percentage
                                                  of Mortgage
                                                   Pool by
                                                   Aggregate
                                    Aggregate      Principal
                         Number      Principal      Balance      Weighted
                      of Mortgage    Balance      of Mortgage    Average
Documentation Type       Loans      Outstanding       Loans       Coupon
-------------------   -----------   -----------  -------------   --------
Full Documentation       [_____]     $[_____]        [_____]%     [_____]%
No Income
  Verification/Stated    [_____]      [_____]        [_____]      [_____]
Lite                     [_____]      [_____]        [_____]      [_____]
-------------------     --------     --------       --------     --------
Total                    [_____]     $[_____]        100.00%      [_____]%
===================     ========     ========       ========     ========

                                                                  Percent
                                     Weighted       Percent         of
                        Average       Average       of Full        Owner-
                       Principal     Combined    Documentation    Occupied
                        Balance      Loan-to-       Mortgage      Mortgage
Documentation Type    Outstanding   Value Ratio      Loans        Loans
-------------------   -----------   -----------   -------------  ---------
Full Documentation      $[_____]      [_____]%       [_____]%     [_____]%
No Income
  Verification/Stated    [_____]      [_____]        [_____]      [_____]
Lite                     [_____]      [_____]        [_____]      [_____]
-------------------     --------     --------       --------     --------
Total                   $[_____]      [_____]%       [_____]%     [_____]%
===================     ========     ========       ========     ========

                                     Group I
                          Distribution by Product Type

                                                  Percentage
                                                  of Mortgage
                                                   Pool by
                                                   Aggregate
                                    Aggregate      Principal
                         Number      Principal      Balance      Weighted
                      of Mortgage    Balance      of Mortgage    Average
   Product Type          Loans      Outstanding       Loans       Coupon
-------------------   -----------   -----------  -------------   --------
Fixed = 30 Year          [_____]     $[_____]        [_____]%     [_____]%
Fixed = 15 Year          [_____]      [_____]        [_____]      [_____]
Balloon 15/30 year       [_____]      [_____]        [_____]      [_____]
-------------------     --------     --------       --------     --------
Total                    [_____]     $[_____]        100.00%      [_____]%
===================     ========     ========       ========     ========

                                                                  Percent
                                     Weighted       Percent         of
                        Average       Average       of Full        Owner-
                       Principal     Combined    Documentation    Occupied
                        Balance      Loan-to-       Mortgage      Mortgage
   Product Type       Outstanding   Value Ratio      Loans        Loans
-------------------   -----------   -----------   -------------  ---------
Fixed = 30 Year         $[_____]      [_____]%       [_____]%     [_____]%
Fixed = 15 Year          [_____]      [_____]        [_____]      [_____]
Balloon 15/30 year       [_____]      [_____]        [_____]      [_____]
-------------------     --------     --------       --------     --------
Total                   $[_____]      [_____]%       [_____]%     [_____]%
===================     ========     ========       ========     ========

                                     Group I
                            Distribution by Lien Type

                                                  Percentage
                                                  of Mortgage
                                                   Pool by
                                                   Aggregate
                                    Aggregate      Principal
                         Number      Principal      Balance      Weighted
                      of Mortgage    Balance      of Mortgage    Average
    Lien Type            Loans      Outstanding       Loans       Coupon
-------------------   -----------   -----------  -------------   --------
First Lien               [_____]     $[_____]        [_____]%     [_____]%
Second Lien              [_____]      [_____]        [_____]      [_____]
-------------------     --------     --------       --------     --------
Total                    [_____]     $[_____]        100.00%      [_____]%
===================     ========     ========       ========     ========

                                                                  Percent
                                     Weighted       Percent         of
                        Average       Average       of Full        Owner-
                       Principal     Combined    Documentation    Occupied
                        Balance      Loan-to-       Mortgage      Mortgage
    Lien Type         Outstanding   Value Ratio      Loans        Loans
-------------------   -----------   -----------   -------------  ---------
First Lien              $[_____]      [_____]%       [_____]%     [_____]%
Second Lien              [_____]      [_____]        [_____]      [_____]
-------------------     --------     --------       --------     --------
Total                   $[_____]      [_____]%       [_____]%     [_____]%
===================     ========     ========       ========     ========

                                    Group II
                 Geographic Distribution of Mortgaged Properties

                                                  Percentage
                                                  of Mortgage
                                                   Pool by
                                                   Aggregate
                                    Aggregate      Principal
                         Number      Principal      Balance      Weighted
                      of Mortgage    Balance      of Mortgage    Average
       State             Loans      Outstanding       Loans       Coupon
-------------------   -----------   -----------  -------------   --------
California               [_____]     $[_____]         [_____]%    [_____]%
Ohio                     [_____]      [_____]         [_____]     [_____]
North Carolina           [_____]      [_____]         [_____]     [_____]
Washington               [_____]      [_____]         [_____]     [_____]
Pennsylvania             [_____]      [_____]         [_____]     [_____]
Illinois                 [_____]      [_____]         [_____]     [_____]
New York                 [_____]      [_____]         [_____]     [_____]
Florida                  [_____]      [_____]         [_____]     [_____]
Michigan                 [_____]      [_____]         [_____]     [_____]
Texas                    [_____]      [_____]         [_____]     [_____]
Colorado                 [_____]      [_____]         [_____]     [_____]
Arizona                  [_____]      [_____]         [_____]     [_____]
Oregon                   [_____]      [_____]         [_____]     [_____]
Indiana                  [_____]      [_____]         [_____]     [_____]
Virginia                 [_____]      [_____]         [_____]     [_____]
Georgia                  [_____]      [_____]         [_____]     [_____]
Utah                     [_____]      [_____]         [_____]     [_____]
Massachusetts            [_____]      [_____]         [_____]     [_____]
New Jersey               [_____]      [_____]         [_____]     [_____]
Maryland                 [_____]      [_____]         [_____]     [_____]
Missouri                 [_____]      [_____]         [_____]     [_____]
Connecticut              [_____]      [_____]         [_____]     [_____]
Kentucky                 [_____]      [_____]         [_____]     [_____]
Wisconsin                [_____]      [_____]         [_____]     [_____]
Nevada                   [_____]      [_____]         [_____]     [_____]
South Carolina           [_____]      [_____]         [_____]     [_____]
Minnesota                [_____]      [_____]         [_____]     [_____]
Oklahoma                 [_____]      [_____]         [_____]     [_____]
New Hampshire            [_____]      [_____]         [_____]     [_____]
Idaho                    [_____]      [_____]         [_____]     [_____]
Rhode Island             [_____]      [_____]         [_____]     [_____]
New Mexico               [_____]      [_____]         [_____]     [_____]
Louisiana                [_____]      [_____]         [_____]     [_____]
West Virginia            [_____]      [_____]         [_____]     [_____]
Delaware                 [_____]      [_____]         [_____]     [_____]
Iowa                     [_____]      [_____]         [_____]     [_____]
Maine                    [_____]      [_____]         [_____]     [_____]
Mississippi              [_____]      [_____]         [_____]     [_____]
Washington DC            [_____]      [_____]         [_____]     [_____]
Kansas                   [_____]      [_____]         [_____]     [_____]
Montana                  [_____]      [_____]         [_____]     [_____]
Wyoming                  [_____]      [_____]         [_____]     [_____]
Nebraska                 [_____]      [_____]         [_____]     [_____]
Vermont                  [_____]      [_____]         [_____]     [_____]
-------------------     --------     --------       --------     --------
Total                    [_____]     $[_____]         100.00%     [_____]%
===================     ========     ========       ========     ========

                                                                  Percent
                                     Weighted       Percent         of
                        Average       Average       of Full        Owner-
                       Principal     Original    Documentation    Occupied
                        Balance      Loan-to-       Mortgage      Mortgage
       State          Outstanding   Value Ratio      Loans        Loans
-------------------   -----------   -----------   -------------  ---------
California              $[_____]      [_____]%       [_____]%     [_____]%
Ohio                     [_____]      [_____]        [_____]      [_____]
North Carolina           [_____]      [_____]        [_____]      [_____]
Washington               [_____]      [_____]        [_____]      [_____]
Pennsylvania             [_____]      [_____]        [_____]      [_____]
Illinois                 [_____]      [_____]        [_____]      [_____]
New York                 [_____]      [_____]        [_____]      [_____]
Florida                  [_____]      [_____]        [_____]      [_____]
Michigan                 [_____]      [_____]        [_____]      [_____]
Texas                    [_____]      [_____]        [_____]      [_____]
Colorado                 [_____]      [_____]        [_____]      [_____]
Arizona                  [_____]      [_____]        [_____]      [_____]
Oregon                   [_____]      [_____]        [_____]      [_____]
Indiana                  [_____]      [_____]        [_____]      [_____]
Virginia                 [_____]      [_____]        [_____]      [_____]
Georgia                  [_____]      [_____]        [_____]      [_____]
Utah                     [_____]      [_____]        [_____]      [_____]
Massachusetts            [_____]      [_____]        [_____]      [_____]
New Jersey               [_____]      [_____]        [_____]      [_____]
Maryland                 [_____]      [_____]        [_____]      [_____]
Missouri                 [_____]      [_____]        [_____]      [_____]
Connecticut              [_____]      [_____]        [_____]      [_____]
Kentucky                 [_____]      [_____]        [_____]      [_____]
Wisconsin                [_____]      [_____]        [_____]      [_____]
Nevada                   [_____]      [_____]        [_____]      [_____]
South Carolina           [_____]      [_____]        [_____]      [_____]
Minnesota                [_____]      [_____]        [_____]      [_____]
Oklahoma                 [_____]      [_____]        [_____]      [_____]
New Hampshire            [_____]      [_____]        [_____]      [_____]
Idaho                    [_____]      [_____]        [_____]      [_____]
Rhode Island             [_____]      [_____]        [_____]      [_____]
New Mexico               [_____]      [_____]        [_____]      [_____]
Louisiana                [_____]      [_____]        [_____]      [_____]
West Virginia            [_____]      [_____]        [_____]      [_____]
Delaware                 [_____]      [_____]        [_____]      [_____]
Iowa                     [_____]      [_____]        [_____]      [_____]
Maine                    [_____]      [_____]        [_____]      [_____]
Mississippi              [_____]      [_____]        [_____]      [_____]
Washington DC            [_____]      [_____]        [_____]      [_____]
Kansas                   [_____]      [_____]        [_____]      [_____]
Montana                  [_____]      [_____]        [_____]      [_____]
Wyoming                  [_____]      [_____]        [_____]      [_____]
Nebraska                 [_____]      [_____]        [_____]      [_____]
Vermont                  [_____]      [_____]        [_____]      [_____]
-------------------     --------     --------       --------     --------
Total                   $[_____]      [_____]%       [_____]%     [_____]%
===================     ========     ========       ========     ========

                                    Group II
                   Distribution by Original Principal Balance

                                                         Percentage
                                                         of Mortgage
                                                          Pool by
                                                          Aggregate
                                           Aggregate      Principal
                                Number      Principal      Balance     Weighted
                             of Mortgage    Balance      of Mortgage   Average
Original Principal Balance      Loans      Outstanding       Loans      Coupon
--------------------------   -----------   -----------  -------------  --------
$ 10,000.01 - $ 20,000.00       [_____]     $[_____]        [_____]%    [_____]%
$ 20,000.01 - $ 30,000.00       [_____]      [_____]        [_____]     [_____]
$ 30,000.01 - $ 40,000.00       [_____]      [_____]        [_____]     [_____]
$ 40,000.01 - $ 50,000.00       [_____]      [_____]        [_____]     [_____]
$ 50,000.01 - $ 60,000.00       [_____]      [_____]        [_____]     [_____]
$ 60,000.01 - $ 70,000.00       [_____]      [_____]        [_____]     [_____]
$ 70,000.01 - $ 80,000.00       [_____]      [_____]        [_____]     [_____]
$ 80,000.01 - $ 90,000.00       [_____]      [_____]        [_____]     [_____]
$ 90,000.01 - $100,000.00       [_____]      [_____]        [_____]     [_____]
$100,000.01 - $120,000.00       [_____]      [_____]        [_____]     [_____]
$120,000.01 - $140,000.00       [_____]      [_____]        [_____]     [_____]
$140,000.01 - $160,000.00       [_____]      [_____]        [_____]     [_____]
$160,000.01 - $180,000.00       [_____]      [_____]        [_____]     [_____]
$180,000.01 - $200,000.00       [_____]      [_____]        [_____]     [_____]
$200,000.01 - $220,000.00       [_____]      [_____]        [_____]     [_____]
$220,000.01 - $240,000.00       [_____]      [_____]        [_____]     [_____]
$240,000.01 - $260,000.00       [_____]      [_____]        [_____]     [_____]
$260,000.01 - $280,000.00       [_____]      [_____]        [_____]     [_____]
$280,000.01 - $300,000.00       [_____]      [_____]        [_____]     [_____]
$300,000.01 - $320,000.00       [_____]      [_____]        [_____]     [_____]
$320,000.01 - $340,000.00       [_____]      [_____]        [_____]     [_____]
$340,000.01 - $360,000.00       [_____]      [_____]        [_____]     [_____]
$360,000.01 - $380,000.00       [_____]      [_____]        [_____]     [_____]
$380,000.01 - $400,000.00       [_____]      [_____]        [_____]     [_____]
$400,000.01 - $450,000.00       [_____]      [_____]        [_____]     [_____]
$450,000.01 - $500,000.00       [_____]      [_____]        [_____]     [_____]
$500,000.01 - $550,000.00       [_____]      [_____]        [_____]     [_____]
$600,000.01 - $650,000.00       [_____]      [_____]        [_____]     [_____]
$650,000.01 and Over            [_____]      [_____]        [_____]     [_____]
-------------------------      -------     --------        --------    --------
Total                           [_____]     $[_____]        100.00%     [_____]%
=========================      =======     ========        ========    ========

                                                                         Percent
                                            Weighted       Percent         of
                              Average       Average       of Full        Owner-
                             Principal     Original    Documentation    Occupied
                              Balance      Loan-to-       Mortgage      Mortgage
Original Principal Balance  Outstanding   Value Ratio      Loans        Loans
--------------------------  -----------   -----------   -------------  ---------
$ 10,000.01 - $ 20,000.00    $[_____]        [_____]%      [_____]%     [_____]%
$ 20,000.01 - $ 30,000.00     [_____]        [_____]       [_____]      [_____]
$ 30,000.01 - $ 40,000.00     [_____]        [_____]       [_____]      [_____]
$ 40,000.01 - $ 50,000.00     [_____]        [_____]       [_____]      [_____]
$ 50,000.01 - $ 60,000.00     [_____]        [_____]       [_____]      [_____]
$ 60,000.01 - $ 70,000.00     [_____]        [_____]       [_____]      [_____]
$ 70,000.01 - $ 80,000.00     [_____]        [_____]       [_____]      [_____]
$ 80,000.01 - $ 90,000.00     [_____]        [_____]       [_____]      [_____]
$ 90,000.01 - $100,000.00     [_____]        [_____]       [_____]      [_____]
$100,000.01 - $120,000.00     [_____]        [_____]       [_____]      [_____]
$120,000.01 - $140,000.00     [_____]        [_____]       [_____]      [_____]
$140,000.01 - $160,000.00     [_____]        [_____]       [_____]      [_____]
$160,000.01 - $180,000.00     [_____]        [_____]       [_____]      [_____]
$180,000.01 - $200,000.00     [_____]        [_____]       [_____]      [_____]
$200,000.01 - $220,000.00     [_____]        [_____]       [_____]      [_____]
$220,000.01 - $240,000.00     [_____]        [_____]       [_____]      [_____]
$240,000.01 - $260,000.00     [_____]        [_____]       [_____]      [_____]
$260,000.01 - $280,000.00     [_____]        [_____]       [_____]      [_____]
$280,000.01 - $300,000.00     [_____]        [_____]       [_____]      [_____]
$300,000.01 - $320,000.00     [_____]        [_____]       [_____]      [_____]
$320,000.01 - $340,000.00     [_____]        [_____]       [_____]      [_____]
$340,000.01 - $360,000.00     [_____]        [_____]       [_____]      [_____]
$360,000.01 - $380,000.00     [_____]        [_____]       [_____]      [_____]
$380,000.01 - $400,000.00     [_____]        [_____]       [_____]      [_____]
$400,000.01 - $450,000.00     [_____]        [_____]       [_____]      [_____]
$450,000.01 - $500,000.00     [_____]        [_____]       [_____]      [_____]
$500,000.01 - $550,000.00     [_____]        [_____]       [_____]      [_____]
$600,000.01 - $650,000.00     [_____]        [_____]       [_____]      [_____]
$650,000.01 and Over          [_____]        [_____]       [_____]      [_____]
-------------------------    -------        -------        -------     -------
Total                        $[_____]        [_____]%      [_____]%     [_____]%
=========================    =======        =======        ======      =======

                                    Group II
                    Distribution by Current Principal Balance

                                                         Percentage
                                                         of Mortgage
                                                          Pool by
                                                          Aggregate
                                           Aggregate      Principal
                                Number      Principal      Balance     Weighted
                             of Mortgage    Balance      of Mortgage   Average
Current Principal Balance       Loans      Outstanding       Loans      Coupon
--------------------------   -----------   -----------  -------------  --------
$      0.01 - $ 10,000.00      [_____]      $[_____]       [_____]%     [_____]%
$ 10,000.01 - $ 20,000.00      [_____]       [_____]       [_____]      [_____]
$ 20,000.01 - $ 30,000.00      [_____]       [_____]       [_____]      [_____]
$ 30,000.01 - $ 40,000.00      [_____]       [_____]       [_____]      [_____]
$ 40,000.01 - $ 50,000.00      [_____]       [_____]       [_____]      [_____]
$ 50,000.01 - $ 60,000.00      [_____]       [_____]       [_____]      [_____]
$ 60,000.01 - $ 70,000.00      [_____]       [_____]       [_____]      [_____]
$ 70,000.01 - $ 80,000.00      [_____]       [_____]       [_____]      [_____]
$ 80,000.01 - $ 90,000.00      [_____]       [_____]       [_____]      [_____]
$ 90,000.01 - $100,000.00      [_____]       [_____]       [_____]      [_____]
$100,000.01 - $120,000.00      [_____]       [_____]       [_____]      [_____]
$120,000.01 - $140,000.00      [_____]       [_____]       [_____]      [_____]
$140,000.01 - $160,000.00      [_____]       [_____]       [_____]      [_____]
$160,000.01 - $180,000.00      [_____]       [_____]       [_____]      [_____]
$180,000.01 - $200,000.00      [_____]       [_____]       [_____]      [_____]
$200,000.01 - $220,000.00      [_____]       [_____]       [_____]      [_____]
$220,000.01 - $240,000.00      [_____]       [_____]       [_____]      [_____]
$240,000.01 - $260,000.00      [_____]       [_____]       [_____]      [_____]
$260,000.01 - $280,000.00      [_____]       [_____]       [_____]      [_____]
$280,000.01 - $300,000.00      [_____]       [_____]       [_____]      [_____]
$300,000.01 - $320,000.00      [_____]       [_____]       [_____]      [_____]
$320,000.01 - $340,000.00      [_____]       [_____]       [_____]      [_____]
$340,000.01 - $360,000.00      [_____]       [_____]       [_____]      [_____]
$360,000.01 - $380,000.00      [_____]       [_____]       [_____]      [_____]
$380,000.01 - $400,000.00      [_____]       [_____]       [_____]      [_____]
$400,000.01 - $450,000.00      [_____]       [_____]       [_____]      [_____]
$450,000.01 - $500,000.00      [_____]       [_____]       [_____]      [_____]
$500,000.01 - $550,000.00      [_____]       [_____]       [_____]      [_____]
$600,000.01 - $650,000.00      [_____]       [_____]       [_____]      [_____]
$650,000.01 and Over           [_____]       [_____]       [_____]      [_____]
-------------------------     -------       -------       -------      -------
Total                          [_____]      $[_____]       100.00%      [_____]%
=========================     =======       =======       =======      =======

                                                                         Percent
                                            Weighted       Percent         of
                              Average       Average       of Full        Owner-
                             Principal     Original    Documentation    Occupied
                              Balance      Loan-to-       Mortgage      Mortgage
Original Principal Balance  Outstanding   Value Ratio      Loans        Loans
--------------------------  -----------   -----------   -------------  ---------
$      0.01 - $ 10,000.00     $[_____]      [_____]%       [_____]%     [_____]%
$ 10,000.01 - $ 20,000.00      [_____]      [_____]        [_____]      [_____]
$ 20,000.01 - $ 30,000.00      [_____]      [_____]        [_____]      [_____]
$ 30,000.01 - $ 40,000.00      [_____]      [_____]        [_____]      [_____]
$ 40,000.01 - $ 50,000.00      [_____]      [_____]        [_____]      [_____]
$ 50,000.01 - $ 60,000.00      [_____]      [_____]        [_____]      [_____]
$ 60,000.01 - $ 70,000.00      [_____]      [_____]        [_____]      [_____]
$ 70,000.01 - $ 80,000.00      [_____]      [_____]        [_____]      [_____]
$ 80,000.01 - $ 90,000.00      [_____]      [_____]        [_____]      [_____]
$ 90,000.01 - $100,000.00      [_____]      [_____]        [_____]      [_____]
$100,000.01 - $120,000.00      [_____]      [_____]        [_____]      [_____]
$120,000.01 - $140,000.00      [_____]      [_____]        [_____]      [_____]
$140,000.01 - $160,000.00      [_____]      [_____]        [_____]      [_____]
$160,000.01 - $180,000.00      [_____]      [_____]        [_____]      [_____]
$180,000.01 - $200,000.00      [_____]      [_____]        [_____]      [_____]
$200,000.01 - $220,000.00      [_____]      [_____]        [_____]      [_____]
$220,000.01 - $240,000.00      [_____]      [_____]        [_____]      [_____]
$240,000.01 - $260,000.00      [_____]      [_____]        [_____]      [_____]
$260,000.01 - $280,000.00      [_____]      [_____]        [_____]      [_____]
$280,000.01 - $300,000.00      [_____]      [_____]        [_____]      [_____]
$300,000.01 - $320,000.00      [_____]      [_____]        [_____]      [_____]
$320,000.01 - $340,000.00      [_____]      [_____]        [_____]      [_____]
$340,000.01 - $360,000.00      [_____]      [_____]        [_____]      [_____]
$360,000.01 - $380,000.00      [_____]      [_____]        [_____]      [_____]
$380,000.01 - $400,000.00      [_____]      [_____]        [_____]      [_____]
$400,000.01 - $450,000.00      [_____]      [_____]        [_____]      [_____]
$450,000.01 - $500,000.00      [_____]      [_____]        [_____]      [_____]
$500,000.01 - $550,000.00      [_____]      [_____]        [_____]      [_____]
$600,000.01 - $650,000.00      [_____]      [_____]        [_____]      [_____]
$650,000.01 and Over           [_____]      [_____]        [_____]      [_____]
-------------------------     -------      -------        -------      -------
Total                         $[_____]      [_____]%       [_____]%     [_____]%
=========================     =======      =======        =======      =======

                                    Group II
                     Distribution by Current Mortgage Rates

                                                    Percentage
                                                    of Mortgage
                                                      Pool by
                                                     Aggregate
                                       Aggregate      Principal
                           Number      Principal       Balance     Weighted
                         of Mortgage    Balance      of Mortgage   Average
     Mortgage Rates         Loans      Outstanding      Loans      Coupon
-----------------------  -----------   -----------   ------------  --------
  5.001% -  5.500%         [_____]      $[_____]        [_____]%    [_____]%
  7.001% -  7.500%         [_____]       [_____]        [_____]     [_____]
  7.501% -  8.000%         [_____]       [_____]        [_____]     [_____]
  8.001% -  8.500%         [_____]       [_____]        [_____]     [_____]
  8.501% -  9.000%         [_____]       [_____]        [_____]     [_____]
  9.001% -  9.500%         [_____]       [_____]        [_____]     [_____]
  9.501% - 10.000%         [_____]       [_____]        [_____]     [_____]
 10.001% - 10.500%         [_____]       [_____]        [_____]     [_____]
 10.501% - 11.000%         [_____]       [_____]        [_____]     [_____]
 11.001% - 11.500%         [_____]       [_____]        [_____]     [_____]
 11.501% - 12.000%         [_____]       [_____]        [_____]     [_____]
 12.001% - 12.500%         [_____]       [_____]        [_____]     [_____]
 12.501% - 13.000%         [_____]       [_____]        [_____]     [_____]
 13.001% - 13.500%         [_____]       [_____]        [_____]     [_____]
 13.501% - 14.000%         [_____]       [_____]        [_____]     [_____]
 14.001% - 14.500%         [_____]       [_____]        [_____]     [_____]
---------------------     -------      --------        -------     --------
Total                      [_____]      $[_____]        100.00%     [_____]%
=====================     =======      ========        =======     ========

                                                                     Percent
                                        Weighted       Percent         of
                           Average       Average       of Full        Owner-
                          Principal     Original    Documentation    Occupied
                           Balance      Loan-to-       Mortgage      Mortgage
     Mortgage Rates      Outstanding   Value Ratio      Loans        Loans
-----------------------  -----------   -----------   -------------  ---------
  5.001% -  5.500%        $[_____]      [_____]%       [_____]%      [_____]%
  7.001% -  7.500%         [_____]      [_____]        [_____]       [_____]
  7.501% -  8.000%         [_____]      [_____]        [_____]       [_____]
  8.001% -  8.500%         [_____]      [_____]        [_____]       [_____]
  8.501% -  9.000%         [_____]      [_____]        [_____]       [_____]
  9.001% -  9.500%         [_____]      [_____]        [_____]       [_____]
  9.501% - 10.000%         [_____]      [_____]        [_____]       [_____]
 10.001% - 10.500%         [_____]      [_____]        [_____]       [_____]
 10.501% - 11.000%         [_____]      [_____]        [_____]       [_____]
 11.001% - 11.500%         [_____]      [_____]        [_____]       [_____]
 11.501% - 12.000%         [_____]      [_____]        [_____]       [_____]
 12.001% - 12.500%         [_____]      [_____]        [_____]       [_____]
 12.501% - 13.000%         [_____]      [_____]        [_____]       [_____]
 13.001% - 13.500%         [_____]      [_____]        [_____]       [_____]
 13.501% - 14.000%         [_____]      [_____]        [_____]       [_____]
 14.001% - 14.500%         [_____]      [_____]        [_____]       [_____]
---------------------     -------      --------        -------     --------
Total                     $[_____]      [_____]%       [_____]%      [_____]%
=====================     =======      ========        =======     ========

                                    Group II
                          Distribution by Gross Margin

                                                    Percentage
                                                    of Mortgage
                                                      Pool by
                                                     Aggregate
                                       Aggregate      Principal
                           Number      Principal       Balance     Weighted
                         of Mortgage    Balance      of Mortgage   Average
    Gross Margin           Loans      Outstanding      Loans       Coupon
-----------------------  -----------   -----------   ------------  --------
Less than 2.000%          [_____]       $[_____]        [_____]%    [_____]%
  2.501% -  3.000%        [_____]        [_____]        [_____]     [_____]
  3.501% -  4.000%        [_____]        [_____]        [_____]     [_____]
  4.001% -  4.500%        [_____]        [_____]        [_____]     [_____]
  4.501% -  5.000%        [_____]        [_____]        [_____]     [_____]
  5.001% -  5.500%        [_____]        [_____]        [_____]     [_____]
  5.501% -  6.000%        [_____]        [_____]        [_____]     [_____]
  6.001% -  6.500%        [_____]        [_____]        [_____]     [_____]
  6.501% -  7.000%        [_____]        [_____]        [_____]     [_____]
  7.001% -  7.500%        [_____]        [_____]        [_____]     [_____]
  7.501% -  8.000%        [_____]        [_____]        [_____]     [_____]
  8.001% -  8.500%        [_____]        [_____]        [_____]     [_____]
  8.501% -  9.000%        [_____]        [_____]        [_____]     [_____]
  9.001% -  9.500%        [_____]        [_____]        [_____]     [_____]
  9.501% - 10.000%        [_____]        [_____]        [_____]     [_____]
---------------------     -------      --------        -------     --------
Total                     [_____]       $[_____]        100.00%     [_____]%
=====================     =======      ========        =======     ========

                                                                     Percent
                                        Weighted       Percent         of
                           Average       Average       of Full        Owner-
                          Principal     Original    Documentation    Occupied
                           Balance      Loan-to-       Mortgage      Mortgage
    Gross Margin         Outstanding   Value Ratio      Loans        Loans
-----------------------  -----------   -----------   -------------  ---------
Less than 2.000%          $[_____]       [_____]%       [_____]%     [_____]%
  2.501% -  3.000%         [_____]       [_____]        [_____]      [_____]
  3.501% -  4.000%         [_____]       [_____]        [_____]      [_____]
  4.001% -  4.500%         [_____]       [_____]        [_____]      [_____]
  4.501% -  5.000%         [_____]       [_____]        [_____]      [_____]
  5.001% -  5.500%         [_____]       [_____]        [_____]      [_____]
  5.501% -  6.000%         [_____]       [_____]        [_____]      [_____]
  6.001% -  6.500%         [_____]       [_____]        [_____]      [_____]
  6.501% -  7.000%         [_____]       [_____]        [_____]      [_____]
  7.001% -  7.500%         [_____]       [_____]        [_____]      [_____]
  7.501% -  8.000%         [_____]       [_____]        [_____]      [_____]
  8.001% -  8.500%         [_____]       [_____]        [_____]      [_____]
  8.501% -  9.000%         [_____]       [_____]        [_____]      [_____]
  9.001% -  9.500%         [_____]       [_____]        [_____]      [_____]
  9.501% - 10.000%         [_____]       [_____]        [_____]      [_____]
---------------------     -------       --------       --------     --------
Total                     $[_____]       [_____]%       [_____]%     [_____]%
=====================     =======       ========       ========     ========

                                    Group II
                     Distribution by Maximum Mortgage Rates

                                                    Percentage
                                                    of Mortgage
                                                      Pool by
                                                     Aggregate
                                       Aggregate      Principal
                           Number      Principal       Balance     Weighted
                         of Mortgage    Balance      of Mortgage    Average
     Mortgage Rates        Loans      Outstanding       Loans       Coupon
-----------------------  -----------  -----------    -----------   --------
Less than 10.000%          [_____]     $[_____]        [_____]%     [_____]%
 10.001% - 10.500%         [_____]      [_____]        [_____]      [_____]
 11.001% - 11.500%         [_____]      [_____]        [_____]      [_____]
 11.501% - 12.000%         [_____]      [_____]        [_____]      [_____]
 12.501% - 13.000%         [_____]      [_____]        [_____]      [_____]
 13.001% - 13.500%         [_____]      [_____]        [_____]      [_____]
 13.501% - 14.000%         [_____]      [_____]        [_____]      [_____]
 14.001% - 14.500%         [_____]      [_____]        [_____]      [_____]
 14.501% - 15.000%         [_____]      [_____]        [_____]      [_____]
 15.001% - 15.500%         [_____]      [_____]        [_____]      [_____]
 15.501% - 16.000%         [_____]      [_____]        [_____]      [_____]
 16.001% - 16.500%         [_____]      [_____]        [_____]      [_____]
 16.501% - 17.000%         [_____]      [_____]        [_____]      [_____]
 17.001% - 17.500%         [_____]      [_____]        [_____]      [_____]
 17.501% - 18.000%         [_____]      [_____]        [_____]      [_____]
 18.001% - 18.500%         [_____]      [_____]        [_____]      [_____]
 18.501% - 19.000%         [_____]      [_____]        [_____]      [_____]
 19.001% - 19.500%         [_____]      [_____]        [_____]      [_____]
 19.501% - 20.000%         [_____]      [_____]        [_____]      [_____]
 20.001% - 20.500%         [_____]      [_____]        [_____]      [_____]
 20.501% - 21.000%         [_____]      [_____]        [_____]      [_____]
 21.001% - 21.500%         [_____]      [_____]        [_____]      [_____]
---------------------     -------     --------        --------     -------
Total                      [_____]     $[_____]        100.00%      [_____]%
=====================     =======     ========        ========     =======

                                                                     Percent
                                        Weighted       Percent         of
                           Average       Average       of Full        Owner-
                          Principal     Original    Documentation    Occupied
                           Balance      Loan-to-       Mortgage      Mortgage
     Mortgage Rates      Outstanding   Value Ratio      Loans        Loans
-----------------------  -----------   -----------   -------------  ---------
Less than 10.000%         $[_____]       [_____]%       [_____]%     [_____]%
 10.001% - 10.500%         [_____]       [_____]        [_____]      [_____]
 11.001% - 11.500%         [_____]       [_____]        [_____]      [_____]
 11.501% - 12.000%         [_____]       [_____]        [_____]      [_____]
 12.501% - 13.000%         [_____]       [_____]        [_____]      [_____]
 13.001% - 13.500%         [_____]       [_____]        [_____]      [_____]
 13.501% - 14.000%         [_____]       [_____]        [_____]      [_____]
 14.001% - 14.500%         [_____]       [_____]        [_____]      [_____]
 14.501% - 15.000%         [_____]       [_____]        [_____]      [_____]
 15.001% - 15.500%         [_____]       [_____]        [_____]      [_____]
 15.501% - 16.000%         [_____]       [_____]        [_____]      [_____]
 16.001% - 16.500%         [_____]       [_____]        [_____]      [_____]
 16.501% - 17.000%         [_____]       [_____]        [_____]      [_____]
 17.001% - 17.500%         [_____]       [_____]        [_____]      [_____]
 17.501% - 18.000%         [_____]       [_____]        [_____]      [_____]
 18.001% - 18.500%         [_____]       [_____]        [_____]      [_____]
 18.501% - 19.000%         [_____]       [_____]        [_____]      [_____]
 19.001% - 19.500%         [_____]       [_____]        [_____]      [_____]
 19.501% - 20.000%         [_____]       [_____]        [_____]      [_____]
 20.001% - 20.500%         [_____]       [_____]        [_____]      [_____]
 20.501% - 21.000%         [_____]       [_____]        [_____]      [_____]
 21.001% - 21.500%         [_____]       [_____]        [_____]      [_____]
---------------------     -------       --------       --------     -------
Total                     $[_____]       [_____]%       [_____]%     [_____]%
=====================     =======       ========       ========     =======

                                    Group II
                  Distribution by Month of Next Rate Reset Date

                                                    Percentage
                                                    of Mortgage
                                                      Pool by
                                                     Aggregate
                                       Aggregate      Principal
                            Number      Principal       Balance     Weighted
       Month of          of Mortgage    Balance      of Mortgage    Average
    Next Reset Date         Loans      Outstanding       Loans       Coupon
-----------------------  -----------  -----------    -----------   --------
[_________] [200_]         [_____]      $[_____]       [_____]%     [_____]%
[_________] [200_]         [_____]       [_____]       [_____]      [_____]
[_________] [200_]         [_____]       [_____]       [_____]      [_____]
[_________] [200_]         [_____]       [_____]       [_____]      [_____]
[_________] [200_]         [_____]       [_____]       [_____]      [_____]
[_________] [200_]         [_____]       [_____]       [_____]      [_____]
[_________] [200_]         [_____]       [_____]       [_____]      [_____]
[_________] [200_]         [_____]       [_____]       [_____]      [_____]
[_________] [200_]         [_____]       [_____]       [_____]      [_____]
[_________] [200_]         [_____]       [_____]       [_____]      [_____]
[_________] [200_]         [_____]       [_____]       [_____]      [_____]
[_________] [200_]         [_____]       [_____]       [_____]      [_____]
[_________] [200_]         [_____]       [_____]       [_____]      [_____]
[_________] [200_]         [_____]       [_____]       [_____]      [_____]
[_________] [200_]         [_____]       [_____]       [_____]      [_____]
[_________] [200_]         [_____]       [_____]       [_____]      [_____]
[_________] [200_]         [_____]       [_____]       [_____]      [_____]
[_________] [200_]         [_____]       [_____]       [_____]      [_____]
[_________] [200_]         [_____]       [_____]       [_____]      [_____]
[_________] [200_]         [_____]       [_____]       [_____]      [_____]
[_________] [200_]         [_____]       [_____]       [_____]      [_____]
[_________] [200_]         [_____]       [_____]       [_____]      [_____]
[_________] [200_]         [_____]       [_____]       [_____]      [_____]
[_________] [200_]         [_____]       [_____]       [_____]      [_____]
[_________] [200_]         [_____]       [_____]       [_____]      [_____]
[_________] [200_]         [_____]       [_____]       [_____]      [_____]
[_________] [200_]         [_____]       [_____]       [_____]      [_____]
[_________] [200_]         [_____]       [_____]       [_____]      [_____]
[_________] [200_]         [_____]       [_____]       [_____]      [_____]
[_________] [200_]         [_____]       [_____]       [_____]      [_____]
[_________] [200_]         [_____]       [_____]       [_____]      [_____]
[_________] [200_]         [_____]       [_____]       [_____]      [_____]
[_________] [200_]         [_____]       [_____]       [_____]      [_____]
[_________] [200_]         [_____]       [_____]       [_____]      [_____]
-----------------------   --------     --------       --------     -------
Total:                     [_____]      $[_____]       100.00%      [_____]%
=======================   ========     ========       ========     =======

                                                                     Percent
                                        Weighted       Percent         of
                           Average       Average       of Full        Owner-
                          Principal     Original    Documentation    Occupied
       Month of            Balance      Loan-to-       Mortgage      Mortgage
    Next Reset Date      Outstanding   Value Ratio      Loans        Loans
-----------------------  -----------   -----------   -------------  ---------
[_________] [200_]        $[_____]       [_____]%       [_____]%     [_____]%
[_________] [200_]         [_____]       [_____]        [_____]      [_____]
[_________] [200_]         [_____]       [_____]        [_____]      [_____]
[_________] [200_]         [_____]       [_____]        [_____]      [_____]
[_________] [200_]         [_____]       [_____]        [_____]      [_____]
[_________] [200_]         [_____]       [_____]        [_____]      [_____]
[_________] [200_]         [_____]       [_____]        [_____]      [_____]
[_________] [200_]         [_____]       [_____]        [_____]      [_____]
[_________] [200_]         [_____]       [_____]        [_____]      [_____]
[_________] [200_]         [_____]       [_____]        [_____]      [_____]
[_________] [200_]         [_____]       [_____]        [_____]      [_____]
[_________] [200_]         [_____]       [_____]        [_____]      [_____]
[_________] [200_]         [_____]       [_____]        [_____]      [_____]
[_________] [200_]         [_____]       [_____]        [_____]      [_____]
[_________] [200_]         [_____]       [_____]        [_____]      [_____]
[_________] [200_]         [_____]       [_____]        [_____]      [_____]
[_________] [200_]         [_____]       [_____]        [_____]      [_____]
[_________] [200_]         [_____]       [_____]        [_____]      [_____]
[_________] [200_]         [_____]       [_____]        [_____]      [_____]
[_________] [200_]         [_____]       [_____]        [_____]      [_____]
[_________] [200_]         [_____]       [_____]        [_____]      [_____]
[_________] [200_]         [_____]       [_____]        [_____]      [_____]
[_________] [200_]         [_____]       [_____]        [_____]      [_____]
[_________] [200_]         [_____]       [_____]        [_____]      [_____]
[_________] [200_]         [_____]       [_____]        [_____]      [_____]
[_________] [200_]         [_____]       [_____]        [_____]      [_____]
[_________] [200_]         [_____]       [_____]        [_____]      [_____]
[_________] [200_]         [_____]       [_____]        [_____]      [_____]
[_________] [200_]         [_____]       [_____]        [_____]      [_____]
[_________] [200_]         [_____]       [_____]        [_____]      [_____]
[_________] [200_]         [_____]       [_____]        [_____]      [_____]
[_________] [200_]         [_____]       [_____]        [_____]      [_____]
[_________] [200_]         [_____]       [_____]        [_____]      [_____]
[_________] [200_]         [_____]       [_____]        [_____]      [_____]
-----------------------   --------      --------       --------     -------
Total:                    $[_____]       [_____]%       [_____]%     [_____]%
=======================   ========      ========       ========     =======

                                    Group II
               Distribution by Remaining Months to Stated Maturity

                                                    Percentage
                                                    of Mortgage
                                                      Pool by
                                                     Aggregate
                                       Aggregate      Principal
                            Number      Principal       Balance     Weighted
  Remaining Months to    of Mortgage    Balance      of Mortgage    Average
    Stated Maturity         Loans      Outstanding       Loans       Coupon
-----------------------  -----------  -----------    -----------   --------
        13 -  24            [_____]     $[_____]       [_____]%     [_____]%
        37 -  48            [_____]      [_____]       [_____]      [_____]
       109 - 120            [_____]      [_____]       [_____]      [_____]
       121 - 132            [_____]      [_____]       [_____]      [_____]
       133 - 144            [_____]      [_____]       [_____]      [_____]
       145 - 156            [_____]      [_____]       [_____]      [_____]
       157 - 168            [_____]      [_____]       [_____]      [_____]
       169 - 180            [_____]      [_____]       [_____]      [_____]
       193 - 204            [_____]      [_____]       [_____]      [_____]
       205 - 216            [_____]      [_____]       [_____]      [_____]
       217 - 228            [_____]      [_____]       [_____]      [_____]
       241 - 252            [_____]      [_____]       [_____]      [_____]
       253 - 264            [_____]      [_____]       [_____]      [_____]
       265 - 276            [_____]      [_____]       [_____]      [_____]
       277 - 288            [_____]      [_____]       [_____]      [_____]
       289 - 300            [_____]      [_____]       [_____]      [_____]
       301 - 312            [_____]      [_____]       [_____]      [_____]
       313 - 324            [_____]      [_____]       [_____]      [_____]
       325 - 336            [_____]      [_____]       [_____]      [_____]
       337 - 348            [_____]      [_____]       [_____]      [_____]
       349 - 360            [_____]      [_____]       [_____]      [_____]
-----------------------    --------     --------       -------     --------
  Total                     [_____]     $[_____]       100.00%      [_____]%
=======================    ========     ========       =======     ========

                                                                     Percent
                                        Weighted       Percent         of
                           Average       Average       of Full        Owner-
                          Principal     Original    Documentation    Occupied
  Remaining Months to      Balance      Loan-to-       Mortgage      Mortgage
    Stated Maturity      Outstanding   Value Ratio      Loans        Loans
-----------------------  -----------   -----------   -------------  ---------
        13 -  24           $[_____]      [_____]%      [_____]%      [_____]%
        37 -  48            [_____]      [_____]       [_____]       [_____]
       109 - 120            [_____]      [_____]       [_____]       [_____]
       121 - 132            [_____]      [_____]       [_____]       [_____]
       133 - 144            [_____]      [_____]       [_____]       [_____]
       145 - 156            [_____]      [_____]       [_____]       [_____]
       157 - 168            [_____]      [_____]       [_____]       [_____]
       169 - 180            [_____]      [_____]       [_____]       [_____]
       193 - 204            [_____]      [_____]       [_____]       [_____]
       205 - 216            [_____]      [_____]       [_____]       [_____]
       217 - 228            [_____]      [_____]       [_____]       [_____]
       241 - 252            [_____]      [_____]       [_____]       [_____]
       253 - 264            [_____]      [_____]       [_____]       [_____]
       265 - 276            [_____]      [_____]       [_____]       [_____]
       277 - 288            [_____]      [_____]       [_____]       [_____]
       289 - 300            [_____]      [_____]       [_____]       [_____]
       301 - 312            [_____]      [_____]       [_____]       [_____]
       313 - 324            [_____]      [_____]       [_____]       [_____]
       325 - 336            [_____]      [_____]       [_____]       [_____]
       337 - 348            [_____]      [_____]       [_____]       [_____]
       349 - 360            [_____]      [_____]       [_____]       [_____]
-----------------------    --------     --------       -------     --------
  Total                    $[_____]      [_____]%      [_____]%      [_____]%
=======================    ========     ========       =======     ========

                                    Group II
                  Distribution by Number of Months of Seasoning

                                                    Percentage
                                                    of Mortgage
                                                      Pool by
                                                     Aggregate
                                       Aggregate      Principal
                            Number      Principal       Balance     Weighted
                         of Mortgage    Balance      of Mortgage    Average
  Months of Seasoning       Loans      Outstanding       Loans       Coupon
-----------------------  -----------  ------------   ------------   --------
        1 -   6             [_____]     $[_____]        [_____]%     [_____]%
        7 -  12             [_____]      [_____]        [_____]      [_____]
       13 -  18             [_____]      [_____]        [_____]      [_____]
       19 -  24             [_____]      [_____]        [_____]      [_____]
       25 -  30             [_____]      [_____]        [_____]      [_____]
       31 -  36             [_____]      [_____]        [_____]      [_____]
       37 -  42             [_____]      [_____]        [_____]      [_____]
       43 -  48             [_____]      [_____]        [_____]      [_____]
       49 -  54             [_____]      [_____]        [_____]      [_____]
       55 -  60             [_____]      [_____]        [_____]      [_____]
       61 -  66             [_____]      [_____]        [_____]      [_____]
       67 -  72             [_____]      [_____]        [_____]      [_____]
       73 -  78             [_____]      [_____]        [_____]      [_____]
       79 -  84             [_____]      [_____]        [_____]      [_____]
       85 -  90             [_____]      [_____]        [_____]      [_____]
       97 - 102             [_____]      [_____]        [_____]      [_____]
-----------------------    --------    ---------       --------     --------
     Total                  [_____]     $[_____]        100.00%      [_____]%
=======================    ========    =========       ========     ========

                                                                     Percent
                                        Weighted       Percent         of
                           Average       Average       of Full        Owner-
                          Principal     Original    Documentation    Occupied
                           Balance      Loan-to-       Mortgage      Mortgage
  Months of Seasoning    Outstanding   Value Ratio      Loans        Loans
-----------------------  -----------   -----------   -------------  ---------
        1 -   6           $[_____]       [_____]%       [_____]%     [_____]%
        7 -  12            [_____]       [_____]        [_____]      [_____]
       13 -  18            [_____]       [_____]        [_____]      [_____]
       19 -  24            [_____]       [_____]        [_____]      [_____]
       25 -  30            [_____]       [_____]        [_____]      [_____]
       31 -  36            [_____]       [_____]        [_____]      [_____]
       37 -  42            [_____]       [_____]        [_____]      [_____]
       43 -  48            [_____]       [_____]        [_____]      [_____]
       49 -  54            [_____]       [_____]        [_____]      [_____]
       55 -  60            [_____]       [_____]        [_____]      [_____]
       61 -  66            [_____]       [_____]        [_____]      [_____]
       67 -  72            [_____]       [_____]        [_____]      [_____]
       73 -  78            [_____]       [_____]        [_____]      [_____]
       79 -  84            [_____]       [_____]        [_____]      [_____]
       85 -  90            [_____]       [_____]        [_____]      [_____]
       97 - 102            [_____]       [_____]        [_____]      [_____]
-----------------------    --------    ---------       --------     --------
     Total                $[_____]       [_____]%       [_____]%     [_____]%
=======================    ========    =========       ========     ========

                                    Group II
                 Distribution by Original Loan-to-Value Ratio(1)

                                                    Percentage
                                                    of Mortgage
                                                      Pool by
                                                     Aggregate
                                       Aggregate      Principal
                            Number      Principal       Balance     Weighted
    Original Loan-to-    of Mortgage    Balance      of Mortgage    Average
       Value Ratio          Loans      Outstanding       Loans       Coupon
-----------------------  -----------  ------------   ------------   --------
   15.01%  -  20.00%       [_____]      $[_____]        [_____]%     [_____]%
   20.01%  -  25.00%       [_____]       [_____]        [_____]      [_____]
   25.01%  -  30.00%       [_____]       [_____]        [_____]      [_____]
   30.01%  -  35.00%       [_____]       [_____]        [_____]      [_____]
   35.01%  -  40.00%       [_____]       [_____]        [_____]      [_____]
   40.01%  -  45.00%       [_____]       [_____]        [_____]      [_____]
   45.01%  -  50.00%       [_____]       [_____]        [_____]      [_____]
   50.01%  -  55.00%       [_____]       [_____]        [_____]      [_____]
   55.01%  -  60.00%       [_____]       [_____]        [_____]      [_____]
   60.01%  -  65.00%       [_____]       [_____]        [_____]      [_____]
   65.01%  -  70.00%       [_____]       [_____]        [_____]      [_____]
   70.01%  -  75.00%       [_____]       [_____]        [_____]      [_____]
   75.01%  -  80.00%       [_____]       [_____]        [_____]      [_____]
   80.01%  -  85.00%       [_____]       [_____]        [_____]      [_____]
   85.01%  -  90.00%       [_____]       [_____]        [_____]      [_____]
   90.01%  -  95.00%       [_____]       [_____]        [_____]      [_____]
   95.01%  - 100.00%       [_____]       [_____]        [_____]      [_____]
-----------------------   --------      --------       --------     --------
 Total                     [_____]      $[_____]        100.00%      [_____]%
=======================   ========      ========       ========     ========

                                                                     Percent
                                        Weighted       Percent         of
                           Average       Average       of Full        Owner-
                          Principal     Original    Documentation    Occupied
    Original Loan-to-      Balance      Loan-to-       Mortgage      Mortgage
       Value Ratio       Outstanding   Value Ratio      Loans        Loans
-----------------------  -----------   -----------   -------------  ---------
   15.01%  -  20.00%      $[_____]       [_____]%       [_____]%     [_____]%
   20.01%  -  25.00%       [_____]       [_____]        [_____]      [_____]
   25.01%  -  30.00%       [_____]       [_____]        [_____]      [_____]
   30.01%  -  35.00%       [_____]       [_____]        [_____]      [_____]
   35.01%  -  40.00%       [_____]       [_____]        [_____]      [_____]
   40.01%  -  45.00%       [_____]       [_____]        [_____]      [_____]
   45.01%  -  50.00%       [_____]       [_____]        [_____]      [_____]
   50.01%  -  55.00%       [_____]       [_____]        [_____]      [_____]
   55.01%  -  60.00%       [_____]       [_____]        [_____]      [_____]
   60.01%  -  65.00%       [_____]       [_____]        [_____]      [_____]
   65.01%  -  70.00%       [_____]       [_____]        [_____]      [_____]
   70.01%  -  75.00%       [_____]       [_____]        [_____]      [_____]
   75.01%  -  80.00%       [_____]       [_____]        [_____]      [_____]
   80.01%  -  85.00%       [_____]       [_____]        [_____]      [_____]
   85.01%  -  90.00%       [_____]       [_____]        [_____]      [_____]
   90.01%  -  95.00%       [_____]       [_____]        [_____]      [_____]
   95.01%  - 100.00%       [_____]       [_____]        [_____]      [_____]
-----------------------   --------      --------       --------     --------
 Total                    $[_____]       [_____]%       [_____]%     [_____]%
=======================   ========      ========       ========     ========

----------
(1) The Combined Loan-to-Value Ratios for first lien mortgages do not reflect the principal balance of any second lien mortgages, including those financed by CIT Consumer Finance or any of its affiliates.

                                    Group II
                     Distribution by Borrower FICO Score(1)

                                                 Percentage
                                                 of Mortgage
                                                   Pool by
                                                  Aggregate
                                  Aggregate       Principal
                       Number      Principal       Balance     Weighted
   Borrower         of Mortgage    Balance      of Mortgage    Average
  FICO Score           Loans      Outstanding       Loans       Coupon
------------------  -----------  ------------   ------------   --------
Not Available          [_____]     $[_____]        [_____]%     [_____]%
401 - 450              [_____]      [_____]        [_____]      [_____]
451 - 500              [_____]      [_____]        [_____]      [_____]
501 - 550              [_____]      [_____]        [_____]      [_____]
551 - 600              [_____]      [_____]        [_____]      [_____]
601 - 650              [_____]      [_____]        [_____]      [_____]
651 - 700              [_____]      [_____]        [_____]      [_____]
701 - 750              [_____]      [_____]        [_____]      [_____]
751 - 800              [_____]      [_____]        [_____]      [_____]
------------------    --------     --------       --------     --------
Total:                 [_____]     $[_____]        100.00%      [_____]%
==================    ========     ========       ========     ========

                                                                Percent
                                   Weighted       Percent         of
                      Average       Average       of Full        Owner-
                     Principal     Original    Documentation    Occupied
   Borrower           Balance      Loan-to-       Mortgage      Mortgage
  FICO Score        Outstanding   Value Ratio      Loans        Loans
------------------  -----------   -----------   -------------  ---------
Not Available         $[_____]      [_____]%       [_____]%     [_____]%
401 - 450              [_____]      [_____]        [_____]      [_____]
451 - 500              [_____]      [_____]        [_____]      [_____]
501 - 550              [_____]      [_____]        [_____]      [_____]
551 - 600              [_____]      [_____]        [_____]      [_____]
601 - 650              [_____]      [_____]        [_____]      [_____]
651 - 700              [_____]      [_____]        [_____]      [_____]
701 - 750              [_____]      [_____]        [_____]      [_____]
751 - 800              [_____]      [_____]        [_____]      [_____]
------------------    --------     --------       --------     --------
Total:                $[_____]      [_____]%       [_____]%     [_____]%
==================    ========     ========       ========     ========

----------
(1) Generally, FICO scores are determined at the time of origination of the related mortgage loan; except that, in the case of mortgage loans from Institutional Bulk Portfolios, FICO scores are determined either at the time of origination or, if such score was unavailable or issued longer than three months prior to acquisition by CIT Consumer Finance or one of its affiliates, at the time of acquisition.

                                    Group II
                          Distribution by Property Type

                                                    Percentage
                                                    of Mortgage
                                                      Pool by
                                                     Aggregate
                                       Aggregate      Principal
                            Number      Principal       Balance     Weighted
                         of Mortgage    Balance      of Mortgage    Average
    Property Type           Loans      Outstanding       Loans       Coupon
-----------------------  -----------  ------------   ------------   --------
Single Family Residence     [_____]     $[_____]        [_____]%     [_____]%
Manufactured Housing        [_____]      [_____]        [_____]      [_____]
PUD                         [_____]      [_____]        [_____]      [_____]
2-4 Family                  [_____]      [_____]        [_____]      [_____]
Condo                       [_____]      [_____]        [_____]      [_____]
Townhouse                   [_____]      [_____]        [_____]      [_____]
-----------------------    --------     --------       --------     --------
Total                       [_____]     $[_____]        100.00%      [_____]%
=======================    ========     ========       ========     ========

                                                                     Percent
                                        Weighted       Percent         of
                           Average       Average       of Full        Owner-
                          Principal     Original    Documentation    Occupied
                           Balance      Loan-to-       Mortgage      Mortgage
    Property Type        Outstanding   Value Ratio      Loans        Loans
-----------------------  -----------   -----------   -------------  ---------
Single Family Residence    $[_____]      [_____]%       [_____]%     [_____]%
Manufactured Housing        [_____]      [_____]        [_____]      [_____]
PUD                         [_____]      [_____]        [_____]      [_____]
2-4 Family                  [_____]      [_____]        [_____]      [_____]
Condo                       [_____]      [_____]        [_____]      [_____]
Townhouse                   [_____]      [_____]        [_____]      [_____]
-----------------------    --------     --------       --------     --------
Total                      $[_____]      [_____]%       [_____]%     [_____]%
=======================    ========     ========       ========     ========

                                    Group II
                          Distribution by Loan Purpose

                                                    Percentage
                                                    of Mortgage
                                                      Pool by
                                                     Aggregate
                                       Aggregate      Principal
                            Number      Principal       Balance     Weighted
                         of Mortgage    Balance      of Mortgage    Average
     Loan Purpose           Loans      Outstanding       Loans       Coupon
-----------------------  -----------  ------------   ------------   --------
Refinance and/or
  Cashout                   [_____]     $[_____]        [_____]%     [_____]%
Purchase                    [_____]      [_____]        [_____]      [_____]
Debt Consolidation          [_____]      [_____]        [_____]      [_____]
Home Improvement            [_____]      [_____]        [_____]      [_____]
Other                       [_____]      [_____]        [_____]      [_____]
-----------------------    --------     --------       --------     --------
Total                       [_____]     $[_____]        100.00%      [_____]%
=======================    ========     ========       ========     ========

                                                                    Percent
                                        Weighted       Percent         of
                           Average       Average       of Full        Owner-
                          Principal     Original    Documentation    Occupied
                           Balance      Loan-to-       Mortgage      Mortgage
     Loan Purpose        Outstanding   Value Ratio      Loans        Loans
-----------------------  -----------   -----------   -------------  ---------
Refinance and/or
  Cashout                  $[_____]      [_____]%       [_____]%     [_____]%
Purchase                    [_____]      [_____]        [_____]      [_____]
Debt Consolidation          [_____]      [_____]        [_____]      [_____]
Home Improvement            [_____]      [_____]        [_____]      [_____]
Other                       [_____]      [_____]        [_____]      [_____]
-----------------------    --------     --------       --------     --------
Total                      $[_____]      [_____]%       [_____]%     [_____]%
=======================    ========     ========       ========     ========

                                    Group II
                        Distribution by Occupancy Status

                                                    Percentage
                                                    of Mortgage
                                                      Pool by
                                                     Aggregate
                                       Aggregate      Principal
                            Number      Principal       Balance     Weighted
                         of Mortgage    Balance      of Mortgage    Average
   Occupancy Status         Loans      Outstanding       Loans       Coupon
-----------------------  -----------  ------------   ------------   --------
   Owner Occupied           [_____]     $[_____]        [_____]%     [_____]%
   Non-owner Occupied       [_____]      [_____]        [_____]      [_____]
-----------------------    --------     --------       --------     --------
   Total                    [_____]     $[_____]        100.00%      [_____]%
=======================    ========     ========       ========     ========

                                                                     Percent
                                        Weighted       Percent         of
                           Average       Average       of Full        Owner-
                          Principal     Original    Documentation    Occupied
                           Balance      Loan-to-       Mortgage      Mortgage
   Occupancy Status      Outstanding   Value Ratio      Loans        Loans
-----------------------  -----------   -----------   -------------  ---------
   Owner Occupied          $[_____]      [_____]%       [_____]%     [_____]%
   Non-owner Occupied       [_____]      [_____]        [_____]      [_____]
-----------------------    --------     --------       --------     --------
   Total                   $[_____]      [_____]%       [_____]%     [_____]%
=======================    ========     ========       ========     ========


                                    Group II
               Distribution by Borrower Income Documentation Type

                                                    Percentage
                                                    of Mortgage
                                                      Pool by
                                                     Aggregate
                                       Aggregate      Principal
                            Number      Principal       Balance     Weighted
     Borrower Income     of Mortgage    Balance      of Mortgage    Average
   Documentation Type       Loans      Outstanding       Loans       Coupon
-----------------------  -----------  ------------   ------------   --------
Full Documentation          [_____]     $[_____]        [_____]%     [_____]%
No Income
  Verification/Stated       [_____]      [_____]        [_____]      [_____]
Lite                        [_____]      [_____]        [_____]      [_____]
-----------------------    --------     --------       --------     --------
Total:                      [_____]     $[_____]        100.00%      [_____]%
=======================    ========     ========       ========     ========

                                                                     Percent
                                        Weighted       Percent         of
                           Average       Average       of Full        Owner-
                          Principal     Original    Documentation    Occupied
     Borrower Income       Balance      Loan-to-       Mortgage      Mortgage
   Documentation Type    Outstanding   Value Ratio      Loans        Loans
-----------------------  -----------   -----------   -------------  ---------
Full Documentation         $[_____]      [_____]%       [_____]%     [_____]%
No Income
  Verification/Stated       [_____]      [_____]        [_____]      [_____]
Lite                        [_____]      [_____]        [_____]      [_____]
-----------------------    --------     --------       --------     --------
Total:                     $[_____]      [_____]%       [_____]%     [_____]%
=======================    ========     ========       ========     ========

                                    Group II
                          Distribution by Product Type

                                                    Percentage
                                                    of Mortgage
                                                      Pool by
                                                     Aggregate
                                       Aggregate      Principal
                            Number      Principal       Balance     Weighted
                         of Mortgage    Balance      of Mortgage    Average
      Product Type          Loans      Outstanding       Loans       Coupon
-----------------------  -----------  ------------   ------------   --------
2/28 ARM                    [_____]     $[_____]        [_____]%     [_____]%
3/27 ARM                    [_____]      [_____]        [_____]      [_____]
6 Month LIBOR               [_____]      [_____]        [_____]      [_____]
1/29 ARM                    [_____]      [_____]        [_____]      [_____]
-----------------------    --------     --------       --------     --------
Total:                      [_____]     $[_____]        100.00%      [_____]%
=======================    ========     ========       ========     ========

                                                                     Percent
                                        Weighted       Percent         of
                           Average       Average       of Full        Owner-
                          Principal     Original    Documentation    Occupied
                           Balance      Loan-to-       Mortgage      Mortgage
 Product Type            Outstanding   Value Ratio      Loans        Loans
-----------------------  -----------   -----------   -------------  ---------
2/28 ARM                   $[_____]      [_____]%       [_____]%     [_____]%
3/27 ARM                    [_____]      [_____]        [_____]      [_____]
6 Month LIBOR               [_____]      [_____]        [_____]      [_____]
1/29 ARM                    [_____]      [_____]        [_____]      [_____]
-----------------------    --------     --------       --------     --------
Total:                     $[_____]      [_____]%       [_____]%     [_____]%
=======================    ========     ========       ========     ========

                                    Group II
                           Distribution by Index Type

                                                    Percentage
                                                    of Mortgage
                                                      Pool by
                                                     Aggregate
                                       Aggregate      Principal
                            Number      Principal       Balance     Weighted
                         of Mortgage    Balance      of Mortgage    Average
      Index Type            Loans      Outstanding       Loans       Coupon
-----------------------  -----------  ------------   ------------   --------
Libor - 6 Month             [_____]     $[_____]        [_____]%     [_____]%
Treasury - 1 Year           [_____]      [_____]        [_____]      [_____]
-----------------------    --------     --------       --------     --------
Total:                      [_____]     $[_____]        100.00%      [_____]%
=======================    ========     ========       ========     ========

                                                                     Percent
                                        Weighted       Percent         of
                           Average       Average       of Full        Owner-
                          Principal     Original    Documentation    Occupied
                           Balance      Loan-to-       Mortgage      Mortgage
 Product Type            Outstanding   Value Ratio      Loans        Loans
-----------------------  -----------   -----------   -------------  ---------
Libor - 6 Month            $[_____]      [_____]%       [_____]%     [_____]%
Treasury - 1 Year           [_____]      [_____]        [_____]      [_____]
-----------------------    --------     --------       --------     --------
Total:                     $[_____]      [_____]%       [_____]%     [_____]%
=======================    ========     ========       ========     ========

                           SERVICING OF MORTGAGE LOANS

      To the extent that the servicing-related provisions summarized in this prospectus supplement differ from the related provisions described in the prospectus, the provisions of this prospectus supplement supercede such provisions in the prospectus.

General

      The CIT/Group Consumer Finance, Inc., the master servicer and seller, will service the mortgage loans in accordance with the terms set forth in the pooling and servicing agreement. The master servicer may perform any of its obligations under the pooling and servicing agreement through one or more sub-servicers. The CIT Group/Sales Financing, Inc., an affiliate of the master servicer, provides the lockbox services and cash application services for the master servicer. Notwithstanding any subservicing arrangement, the master servicer will remain liable for its servicing duties and obligations under the pooling and servicing agreement as if the master servicer alone were servicing the mortgage loans.

      As of [_____________], 200[_], CIT Consumer Finance serviced approximately [___] residential first and subordinate mortgages, representing an outstanding balance of approximately $[___] billion.

Delinquency and Loss Experience

      The following tables set forth the delinquency and loss experience with respect to the seller's entire portfolio of mortgage loans secured by first or subordinate liens on mortgaged properties originated or acquired and serviced by the seller (including mortgage loans previously securitized by the seller), including home equity lines of credit (which are excluded from the mortgage pool).

                             Delinquency Experience
                          (Dollar amounts in millions)

                                                                                  Year Ended December 31,
                                                         --------------------------------------------------------------------------
                                                          [----]           [----]           [----]           [----]          [----]
                                                         --------         --------         --------         --------        -------
Number of Accounts (in thousands)(1)...............       [____]           [____]           [____]           [____]          [____]
Principal Balance Outstanding(1)...................      $[____]          $[____]          $[____]          $[____]         $[____]
Principal Balance of Delinquent Accounts(2) .......      $[____]          $[____]          $[____]          $[____]         $[____]
30-59 Days Past Due................................       [____]           [____]           [____]           [____]          [____]
60-89 Days Past Due................................       [____]           [____]           [____]           [____]          [____]
90 Days or More Past Due(1) .......................       [____]           [____]           [____]           [____]          [____]
Total..............................................       [____]           [____]           [____]           [____]          [____]

Principal Balance of Delinquent Accounts
   as a percentage of Principal Balance............       [____]%          [____]%          [____]%          [____]%         [____]%
REO Property(3) ...................................       [____]           [____]           [____]           [____]          [____]
Number of Properties...............................       [____]           [____]           [____]           [____]          [____]
Book Value(3)......................................      $[____]          $[____]          $[____]          $[____]         $[____]

----------
(1)   Excludes REO Properties which are presented separately.

(2) Amounts include balances for which the underlying collateral is currently in the foreclosure process.

(3) REO Property represents properties that secured mortgage loans that were acquired by foreclosure or deed in lieu of foreclosure. Book value of REO Properties is adjusted to reflect the lower of estimated fair value of the property or book value of the property at time of foreclosure.

                                Loss Experience
                         (Dollar amounts in thousands)

                                                                                  Year Ended December 31,
                                                         --------------------------------------------------------------------------
                                                          [----]           [----]           [----]           [----]          [----]
                                                         --------         --------         --------         --------        -------
Total Charge-offs(1) ................................     [____]           [____]           [____]           [____]          [____]
Total Net Losses as a percentage of average
   principal balance outstanding(2) .................     [____]%          [____]%          [____]%          [____]%         [____]%
Accounts Charged-off ................................     [____]           [____]           [____]           [____]          [____]

----------
(1) Represents actual losses (including all expenses of foreclosure and liquidation but not including accrued interest) recorded at the time of liquidation net of recoveries.

      [The level of delinquency experienced as of December 31, [___] is due in part to the interim servicing and the transfer of servicing rights on portfolios of mortgage loans purchased by the seller in the second half of the year [___]. During this time period, customers continued to send payments to their previous servicer and it may have taken up to 30 days to have the payments sent to CIT Consumer Finance. The interim servicing combined with the seasonal trend of delinquency are contributing factors to the increased level of delinquency.]

      [Additionally, the seller securitized approximately $[___] million in mortgages in [___] and approximately $[___] million in mortgages in [___]. In the table above, losses for these securitized loans are recognized as charge-offs only at the time of liquidation and are not included in the valuation reserve.]

      [The data presented in the foregoing tables are for illustrative purposes only. Such data relate to the performance of the seller's entire mortgage loan portfolio, and are not historical data regarding solely the portion of the seller's portfolio constituting the mortgage pool. While the above delinquency and loss rates represent recent experience, there can be no assurance that the future delinquency and loss experience on the mortgage pool will be similar.]

      [Historically, several factors have influenced the seller's delinquency and loss experience on its portfolio of mortgage loans. These factors include the seasoning of a growing portfolio and varying economic conditions (which may or may not impact real property values). The seller believes that as the existing loan portfolio becomes more seasoned, the rates of delinquencies, loan losses, foreclosures and REO properties will increase. Accordingly, the information in the tables above is for illustrative purposes only and is not intended to indicate or predict the expected delinquency and loss experience on past, current or future pools of Mortgage Loans for which the seller is the servicer.]

Servicing Compensation and Payment of Expenses

      The servicing fees for each mortgage loan are generally payable out of the interest payments on the related mortgage loan. The servicing compensation payable to the master servicer in respect of its master servicing activities (the "Master Servicing Fee") will be payable on each distribution date in an amount equal to 1/12 of the product of 0.50% per annum (the "Servicing Fee Rate") and the principal balance of each mortgage loan as of the first day of the related due period. In addition, any late fees, prepayment fees and other similar fees on the mortgage loans shall be retained by the master servicer as additional compensation. The Master Servicing Fee will be payable before any distributions are made on the certificates on a distribution date, and will reduce the amount available to make distributions of interest and principal on the certificates. The master servicer will be responsible for the compensation of the trustee and any sub-servicer or custodian.

      The master servicer is obligated to pay certain ongoing expenses associated with the trust and incurred by the master servicer in connection with its responsibilities under the pooling and servicing agreement. The master servicer will pay these amounts out of the Master Servicing Fee. The master servicer is also entitled to retain all investment income earned on amounts on deposit in the certificate account.

Compensating Interest

      When a mortgage loan is prepaid between monthly payment dates ("Due Dates"), the mortgagor is required to pay interest on the amount prepaid to the date of prepayment and not thereafter. Prepayments received during a calendar month will be distributed to certificateholders on the distribution date in the month following the month of receipt. Pursuant to the pooling and servicing agreement, the master servicer will pay to the trust, but only to the extent of the Master Servicing Fee for such month, with respect to each mortgage loan as to which the Master Servicer received a principal prepayment during the related due period an amount ("Compensating Interest") equal to the excess of:

      (1) 30 days' interest on the principal balance of each such mortgage loan as of the beginning of the related due period at the mortgage rate over

      (2) the amount of interest actually received on such Mortgage Loan during such Due Period.

      Any shortfalls in interest as a result of prepayments which cause the Compensating Interest to exceed the amount of the Master Servicing Fee for the month, or any shortfalls in interest due to a partial prepayment, will reduce the amount of interest available to be distributed to certificateholders from the amount which would otherwise have been available.

Monthly Advances

      The master servicer will be required to make an advance of its own funds no later than the day prior to the distribution date and in no event earlier than the seventh business day of such month, in the amount, if any, by which 30 days' interest at the mortgage rate on the then outstanding principal balance of a mortgage loan exceeds the amount received by the Master Servicer in respect of interest on the mortgage loan during the related due period (any such advance, a "Monthly Advance"), subject to limitations set forth below.

      Monthly Advances are intended to maintain a regular flow of scheduled interest payments on the certificates and not to guarantee or insure against losses. The master servicer is obligated to make Monthly Advances with respect to payments of interest on each mortgage loan only if in its judgment, those Monthly Advances are reasonably recoverable from future payments and collections on the related mortgage loan. If the master servicer determines on any day prior to a distribution date to make a Monthly Advance, such Monthly Advance will be included with the distribution to certificateholders on the related distribution date.

      The master servicer is entitled to be reimbursed by the trust for any Monthly Advances from the related mortgage loan and, if the Monthly Advance is a non-recoverable advance, from collections on all the mortgage loans of the related Group prior to any distributions to certificateholders.

      The Soldiers' and Sailors' Civil Relief Act of 1940 permits certain modifications to the payment terms for mortgage loans, including a reduction in the amount of interest paid by the borrower, under certain circumstances. None of the master servicer, the depositor or any of their affiliates will pay for any interest shortfalls created by application of the Soldiers' and Sailors' Civil Relief Act of 1940.

Servicing Advances

      Unless the master servicer determines that any proposed expenditure would not be recoverable from the related mortgage loan, the master servicer will pay all "out of pocket" costs and expenses incurred in the performance of its servicing obligations, including, but not limited to: expenditures in connection with the preservation, restoration and protection of the related mortgage loan; the cost of any enforcement or judicial proceedings, including foreclosures; and the cost of the management and liquidation of property acquired in satisfaction of the related mortgage loan.

      The master servicer is entitled to be reimbursed by the trust for any such advances from the Liquidation Proceeds realized upon the liquidation of the related mortgage loan prior to any distributions to certificateholders.

                         DESCRIPTION OF THE CERTIFICATES

General

      To the extent that the descriptions of the certificates summarized in this prospectus supplement differ from the description of certificates set forth in the prospectus, the provisions of this prospectus supplement supercede such provisions in the prospectus.

      Pursuant to the pooling and servicing agreement the trust will issue on the closing date the CIT Home Equity Loan Asset Backed Certificates, Series 200[__], [Class AF-1A Certificates, Class AF-1B Certificates, Class AF-2 Certificates, Class AF-3 Certificates, Class AF-4 Certificates, Class AF-5 Certificates, Class AF-6 Certificates, Class AF-7 Certificates, Class MF-1 Certificates, Class MF-2 Certificates, Class BF Certificates, Class AV Certificates, Class MV-1 Certificates, Class MV-2 Certificates and Class BV Certificates (collectively referred to as the "Offered Certificates").] [The Trust will also issue on the Closing Date the Class X-IO Certificates (the "Class X-IO Certificates") and two residual classes of certificates (together, the "Class R Certificates," and together with the Class X-IO Certificates, the "Non-Offered Certificates" and together with the Offered Certificates, the "Certificates").] Only the Offered Certificates are being offered pursuant to this prospectus supplement. [The Class AF-1A Certificates, Class AF-1B Certificates, Class AF-2 Certificates, Class AF-3 Certificates, Class AF-4 Certificates, Class AF-5 Certificates, Class AF-6 Certificates, Class AF-7 Certificates and Class AV Certificates are sometimes referred to as the "Senior Certificates" and the Class MF-1 Certificates, Class MF-2 Certificates, Class MV-1 Certificates, Class MV-2 Certificates, Class BF Certificates and Class BV Certificates are sometimes referred to as the "Subordinate Certificates."]

      The Class AF-1A Certificates, Class AF-1B Certificates, Class AF-2 Certificates, Class AF-3 Certificates, Class AF-4 Certificates, Class AF-5 Certificates, Class AF-6 Certificates, Class AF-7 Certificates, Class MF-1 Certificates, Class MF-2 Certificates and Class BF Certificates are sometimes referred to as the "Group I Certificates." The Class AV Certificates, Class MV-1 Certificates, Class MV-2 Certificates and Class BV Certificates are sometimes referred to as the "Group II Certificates. "The Group I Certificates, other than the Class AF-1A Certificates, are sometimes referred to as the "Fixed Rate Certificates." The Group II Certificates, together with the Class AF-1A Certificates, are sometimes referred to as the "Variable Rate Certificates." References to "Class M-1 Certificates," "Class M-2 Certificates" and "Class B Certificates" are, as the context requires, references to the certificates of either or both Groups of similar designation. Each of the Group I Certificates and the Group II Certificates are sometimes referred to as a "Certificate Group" or "Group."

      The form of the pooling and servicing agreement has been filed as an exhibit to the registration statement of which this prospectus supplement and the prospectus are a part. The following summaries describe important provisions of the pooling and servicing agreement. The summaries do not purport to be complete and are subject to, and are qualified in their entirety by reference to, all of the provisions of the pooling and servicing agreement. Wherever particular sections or defined terms of the pooling and servicing agreement are referred to, the sections or defined terms are incorporated in this prospectus supplement by reference.

      The Offered Certificates will be issued in denominations of $1,000 and multiples of $1,000 in excess of $1,000 and will evidence specified undivided interests in the trust. Definitive certificates, if any are issued, will be transferable and exchangeable at the corporate trust office of the trustee, which will initially act as certificate registrar.

      The Offered Certificates will be book-entry certificates (the "Book-Entry Certificates"). Persons acquiring beneficial interests in the Offered Certificates ("Certificateowners") will hold the certificates through The Depository Trust Company ("DTC"), in the United States or Clearstream Banking, societe anonyme ("Clearstream, Luxembourg") or the Euroclear System ("Euroclear") in Europe if the Certificateowners are participants of the systems, or indirectly through organizations that are participants of the systems. "Certificateowners" will not be "Certificateholders" as that term is used in the pooling and servicing agreement. Certificateowners are permitted to exercise their rights only indirectly through DTC and its participants (including Euroclear and Clearstream, Luxembourg). Unless and until definitive certificates are issued, the only "Certificateholder" will be Cede & Co., as nominee of DTC.

      We refer you to "Description of the Certificates--Book-Entry Certificates" in the accompanying prospectus for further information regarding ownership, payment on and transfers of the certificates, and the circumstances under which definitive certificates may be issued.

      No service charge will be made for any registration of exchange or transfer of certificates, but the trustee may require payment of a sum sufficient to cover any tax or other governmental charge.

      The Group I Certificates will receive distributions primarily based upon collections on the mortgage loans in Group I. The Group II Certificates will receive distributions primarily based upon collections on the mortgage loans in Group II.

      The principal amount of a class of Offered Certificates (each, a "Certificate Principal Balance") on any distribution date is equal to the aggregate outstanding principal balance of the class of Offered Certificates on the closing date minus the aggregate of amounts actually distributed as principal to the holders of the class of Offered Certificates and, in the case of the Subordinate Certificates, minus any reductions in the Certificate Principal Balance of such Subordinate Certificates due to Realized Losses as described in this prospectus supplement.

      Each class of Offered Certificates represents the right to receive payments of interest at the certificate rate for that class and payments of principal as described below.

      The person in whose name a certificate is registered in the certificate register is referred to in this prospectus supplement as a "Certificateholder."

Distribution Dates

      Distribution dates will occur on the [25th] day of each month, or if the [25th] day is not a business day, then the next succeeding business day. On each distribution date, the trustee will distribute amounts then on deposit in the certificate account established and maintained by the trustee in accordance with the pooling and servicing agreement (the "Certificate Account"). Distributions will be made in immediately available funds to holders of Offered Certificates by wire transfer or otherwise, to the account of the Certificateholder at a domestic bank or other entity having appropriate facilities therefor, if the Certificateholder has so notified the trustee at least five business days prior to the record date, or by check mailed to the address of the person entitled to the distributions as it appears on the certificate register maintained by the trustee as registrar. As long as DTC is the recordholder of the Offered Certificates, distributions will be made to DTC by wire transfer. Certificateholders may experience some delay in the receipt of their payments due to the operations of DTC.

      We refer you to "Description of the Certificates--Book-Entry Certificates" in the accompanying prospectus for more information regarding procedures with respect to Book-Entry Certificates.

      The pooling and servicing agreement will provide that a certificateholder, upon receiving the final distribution on a certificate, will be required to send the certificate to the trustee. The pooling and servicing agreement additionally will provide that, in any event, any certificate as to which the final distribution on that certificate has been made shall be deemed canceled for all purposes of the pooling and servicing agreement.

Glossary

      The "Basic Principal Amount" with respect to the related Mortgage Loan Group and each distribution date shall be the sum of (without duplication):

            (A) the principal portion of all scheduled monthly payments on the mortgage loans related to the Mortgage Loan Group actually received by the master servicer during the related Due Period and any prepayments on the mortgage loans made by the mortgagors of mortgage loans in the related Mortgage Loan Group and actually received by the master servicer during the related Due Period;

            (B) the outstanding principal balance of each mortgage loan in the related Mortgage Loan Group that was purchased by the master servicer or repurchased by the seller during the related Due Period;

            (C) any Substitution Adjustment relating to principal, delivered by the seller during the related Due Period in connection with a substitution of a mortgage loan in the related Mortgage Loan Group;

            (D) all Liquidation Proceeds actually collected by or on behalf of the master servicer with respect to the mortgage loans in the related Mortgage Loan Group during the related Due Period (to the extent the Liquidation Proceeds relate to principal); and

            (E) the principal portion of the proceeds received by the trustee with respect to the related Mortgage Loan Group upon termination of the trust.

      "business day" means any day other than (1) a Saturday or Sunday or (2) a day on which banking institutions in New York, New Jersey, Oklahoma or the city in which the corporate trust office of the trustee is located are authorized or obligated by law or executive order to be closed.

      [The "Class AF-6 Calculation Percentage" for any distribution date will be the fraction, expressed as a percentage, the numerator of which is the Certificate Principal Balance of the Class AF-6 Certificates and the denominator of which is the total of the Certificate Principal Balances of the Group I Senior Certificates excluding the Class AF-7 Certificates, in each case before giving effect to distributions of principal on that distribution date.]

      [The "Class AF-6 Lockout Distribution Amount" for any distribution date will be an amount equal to the product of (1) the applicable Class AF-6 Lockout Percentage for the distribution date, (2) the

Class AF-6 Calculation Percentage and (3) approximately [___]% of the Senior Principal Distribution Amount with respect to Group I for the distribution date. In no event shall the Class AF-6 Lockout Distribution Amount exceed the outstanding Certificate Principal Balance of the Class AF-6 Certificates or approximately [___]% of the Senior Principal Distribution Amount with respect to Group I for such distribution date.]

      [The "Class AF-6 Lockout Percentage" for each distribution date will be as follows:]

      Distribution Date                                Lockout Percentage
      -----------------                                ------------------
      [___] 200[_] through [___] 200[_]                       [__]%
      [___] 200[_] through [___] 200[_]                       [__]%
      [___] 200[_] through [___] 200[_]                       [__]%
      [___] 200[_] through [___] 200[_]                       [__]%
      [___] 200[_] and thereafter                             [__]%

      ["Class B Principal Distribution Amount" for any Group means, with respect to any distribution date on or after the related Stepdown Date and as long as the applicable Trigger Event is not in effect, the excess of:]

      [(1) the sum of:

            (A) the aggregate Certificate Principal Balances of the related Senior Certificates, after taking into account distribution of the related Senior Principal Distribution Amount for the applicable distribution date,

            (B) the Certificate Principal Balance of the related Class M-1 Certificates, after taking into account distribution of the related Class M-1 Principal Distribution Amount for the applicable distribution date,

            (C) the Certificate Principal Balance of the related Class M-2 Certificates, after taking into account distribution of the related Class M-2 Principal Distribution Amount for the applicable distribution date, and

            (D) the Certificate Principal Balance of the related Class B Certificates immediately prior to the applicable distribution date,]

      [over (2) the lesser of:

            (A) (x) in the case of the Group I Mortgage Loans, [__]% and (y) in the case of the Group II Mortgage Loans, [__]% of the aggregate Loan Balance of the Mortgage Loans of the related Group as of the last day of the related Due Period and

            (B) the aggregate Loan Balance of the Mortgage Loans of the related Group as of the last day of the related Due Period minus the related OC Floor;]

[provided, however, that after the Certificate Principal Balances of the related Senior, Class M-1 and Class M-2 Certificates are reduced to zero, the Class B Principal Distribution Amount for the applicable Group and distribution date will equal [__]% of the Principal Distribution Amount for such Group.]

      ["Class Interest Carryover Shortfall" means, with respect to any class of Offered Certificates and any distribution date, an amount equal to the sum of
(1) the excess of the related Class Monthly Interest Amount with respect to that class for the preceding distribution date and any outstanding Class Interest Carryover Shortfall with respect to that class from any preceding distribution date, over the amount in respect of interest that is actually distributed to the Certificateholders of that class on the preceding distribution date plus (2) one month's interest on the excess, to the extent permitted by law, at the Certificate Rate for that class.]

      ["Class M-1 Principal Distribution Amount" for any Group means, with respect to any distribution date on or after the related Stepdown Date, (x) [__]% of the Principal Distribution Amount for such Group if the Certificate Principal Balance of each class of related Senior Certificates has been reduced to zero and the applicable Trigger Event exists, or (y) if the applicable Trigger Event is not in effect, the excess of:]

      [(1) the sum of:

            (A) the aggregate Certificate Principal Balances of the related Senior Certificates, after taking into account distribution of the related Senior Principal Distribution Amount for the applicable distribution date and

            (B) the Certificate Principal Balance of the related Class M-1 Certificates immediately prior to the applicable distribution date,]

      [over (2) the lesser of:

            (A) (x) in the case of the Group I Mortgage Loans, [__]% and (y) in the case of the Group II Mortgage Loans, [__]% of the aggregate Loan Balance of the Mortgage Loans of the related Group as of the last day of the related Due Period, and

            (B) the aggregate Loan Balance of the Mortgage Loans of the related Group as of the last day of the related Due Period minus the related OC Floor.]

      ["Class M-2 Principal Distribution Amount" for any Group means, with respect to any distribution date on or after the related Stepdown Date, (x) [__]% of the Principal Distribution Amount for such Group if the Certificate Principal Balance of each class of related Senior Certificates and the related Class M-1 Certificates has been reduced to zero and the applicable Trigger Event exists, or (y) if the applicable Trigger Event is not in effect, the excess of:]

      [(1) the sum of:

            (A) the aggregate Certificate Principal Balances of the related Senior Certificates, after taking into account distribution of the related Senior Principal Distribution Amount for the applicable distribution date,

            (B) the Certificate Principal Balance of the related Class M-1 Certificates, after taking into account distribution of the related Class M-1 Principal Distribution Amount for the applicable distribution date, and

            (C) the Certificate Principal Balance of the related Class M-2 Certificates immediately prior to the applicable distribution date,]

      [over (2) the lesser of:

            (A) (x) in the case of the Group I Mortgage Loans, [__]% and (y) in the case of the Group II Mortgage Loans, [__]% of the aggregate Loan Balance of the Mortgage Loans of the related Group as of the last day of the related Due Period and

            (B) the aggregate Loan Balance of the Mortgage Loans of the related Group as of the last day of the related Due Period minus the related OC Floor.]

      ["Class Monthly Interest Amount" with respect to each class of Offered Certificates means, with respect to any distribution date, the aggregate amount of interest accrued for the related Interest Period at the related Certificate Rate on the Certificate Principal Balance of the related Offered Certificates; provided, however, that the Group I Certificates, other than the Class AF-1B, Class AF-2, Class AF-3 and Class AF-4 Certificates, are each subject to the Group I Net WAC Cap and the Group II Certificates are each subject to the Group II Net WAC Cap. For a description of the respective Certificate Rates, the Group I Net WAC Cap and the Group II Net WAC Cap, see "--Certificate Rate" below.]

      ["Class Principal Carryover Shortfall" means, with respect to any class of Subordinate Certificates and any Distribution Date, the excess, if any, of (1) the sum of (x) the amount of the reduction in the Certificate Principal Balance of that class of Subordinate Certificates on the applicable distribution date as provided under "Credit Enhancement--Allocation of Realized Losses" below and (y) the amount of any such reductions on prior distribution dates over (2) the amount distributed in respect of the related Class Principal Carryover Shortfall to such class on prior distribution dates.]

      ["Cumulative Loss Event" means, as to any distribution date and Group, the occurrence of either a Group I Cumulative Loss Trigger Event or Group II Cumulative Loss Trigger Event, as applicable.]

      ["Delinquency Amount" means, with respect to any Group and Due Period, the sum, without duplication, of the aggregate principal balance of the mortgage loans of such Group that are (1) 60 or more days delinquent; provided that a scheduled payment on a mortgage loan (and, accordingly, such mortgage loan) is not considered delinquent or past due unless (i) the amount unpaid is greater than $65 and (ii) such payment has not been received by the close of business on the scheduled due date for such payment in the following month, (2) in foreclosure and (3) REO properties, each as of the last day of such Due Period.]

      [A "Delinquency Event" shall have occurred and be continuing, if at any time, the 60+ Delinquency Percentage (Rolling Three Month) for a Group exceeds [__]% in the case of Group I and [__]% in the case of Group II of the Senior Enhancement Percentage of such Group.]

      "Due Period" means, with respect to any distribution date, the calendar month preceding the calendar month in which the distribution date occurs.

      ["Excess Interest" means, with respect to any Group and distribution date, the sum of (A) the interest amounts remaining for the Group, if any, after the application of payments pursuant to clauses first through fifth under "Distributions--Distributions of Interest" below and (B) any Excess Overcollateralization Amount for the related Group (after taking into account the payment of the related Principal Distribution Amount for such Group on such distribution date).]

      ["Excess Overcollateralization Amount" means, with respect to any Group and distribution date, the lesser of (1) the Basic Principal Amount for such Group and distribution date and (2) the excess, if any, of (x) the Overcollateralization Amount for such Group, assuming 100% of the related Basic Principal Amount is distributed on the Offered Certificates of the related Group, over (y) the Required Overcollateralization Amount for that Group.]

      ["Group I Cumulative Loss Trigger Event": shall have occurred with respect to any distribution date and the Group I Mortgage Loans, if the fraction, expressed as a percentage, obtained by dividing (x) the aggregate amount of cumulative Realized Losses incurred on the Group I Mortgage Loans from the cut-off date through the last day of the related Due Period by (y) the aggregate Loan Balance of the Group I Mortgage Loans as of the cut-off date, exceeds the applicable percentages described below with respect to such distribution date:]

    Distribution Date                          Loss Percentage
    -----------------                          ---------------
[__] 200[_] - [__] 200[_]       [__]% for the first month, plus an additional
                                1/12th of [__]% for each month thereafter.

[__] 200[_] - [__] 200[_]       [__]% for the first month, plus an additional
                                1/12th of [__]% for each month thereafter.

[__] 200[_] - [__] 200[_]       [__]% for the first month, plus an additional
                                1/12th of [__]% for each month thereafter.

[__] 200[_] and thereafter      [__]%

      ["Group II Cumulative Loss Trigger Event": shall have occurred with respect to any distribution date and the Group II Mortgage Loans, if the fraction, expressed as a percentage, obtained by dividing (x) the aggregate amount of cumulative Realized Losses incurred on the Group II Mortgage Loans from the cut-off date through the last day of the related Due Period by (y) the aggregate Loan Balance of the Group II Mortgage Loans as of the cut-off date, exceeds the applicable percentages described below with respect to such distribution date:]

    Distribution Date                          Loss Percentage
    -----------------                          ---------------
[__] 200[_] - March 200[_]      [__]% for the first month, plus an additional
                                1/12th of [__]% for each month thereafter.

[__] 200[_] - March 200[_]      [__]% for the first month, plus an additional
                                1/12th of [__]% for each month thereafter.

[__] 200[_] - March 200[_]      [__]% for the first month, plus an additional
                                1/12th of [__]% for each month thereafter.

[__] 200[_] and thereafter      [__]%

      [The "Loan Balance" of any mortgage loan as of any date of determination is the actual outstanding principal balance thereof on the cut-off date less any principal payments made on such mortgage loan through such date of determination. The pooling and servicing agreement provides that the Loan Balance of any mortgage loan which becomes a Liquidated Loan shall thereafter equal zero.]

      ["Mortgage Insurer Premium" means, for any distribution date, the aggregate of the premiums, if any, payable by the master servicer, during the immediately preceding Due Period under the Mortgage Insurance Policy.]

      ["OC Floor" means with respect to any Group, an amount equal to [__]% of the aggregate Loan Balance of the mortgage loans of such Group as of the cut-off date.]

      ["Overcollateralization Amount" means, with respect to any Group and distribution date, the excess, if any, of (1) the aggregate Loan Balance of the mortgage loans of such Group as of the close of business on the last day of the preceding Due Period over (2) the aggregate Certificate Principal Balance of the Offered Certificates of the related Group as of the distribution date (after taking into account the payment of the related Principal Distribution Amount for such Group on the distribution date).]

      ["Principal Distribution Amount" means, with respect to any Group and distribution date, the lesser of (1) the aggregate Certificate Principal Balance of the Offered Certificates of the related Group immediately preceding that distribution date and (2) the sum of (x) the Basic Principal Amount for that Group and distribution date minus the Excess Overcollateralization Amount for that Group and distribution date and (y) the Subordination Increase Amount, if any, for that Group and distribution date.]

      ["Record Date" means (1) with respect to any distribution date and each class of Fixed Rate Certificates, the last business day of the month immediately preceding the calendar month in which the distribution date occurs and (2) with respect to any distribution date and the Variable Rate Certificates, the business day immediately preceding the distribution date, or if Definitive Certificates have been issued, the last business day of the month immediately preceding the calendar month in which the distribution date occurs.]

      ["Required Overcollateralization Amount" for any Group means as to any distribution date (1) prior to the related Stepdown Date, the product of (x) [__]% in the case of Group I and [__]% in the case of Group II and (y) the aggregate Loan Balance of the mortgage loans of the related Group as of the cut-off date; and (2) on and after the related Stepdown Date, the greater of (i) the lesser of (x) the product of [__]% in the case of Group I and [__]% in the case of Group II and the aggregate Loan Balance of the mortgage loans of the related Group as of the cut-off date and (y) the product of [__]% in the case of Group I and [__]% in the case of Group II and the aggregate Loan Balance of the mortgage loans of the related Group as of the end of the related Due Period and (ii) the related OC Floor; provided, however, that on each such subsequent distribution date during the continuance of the applicable Trigger Event the Required Overcollateralization Amount for that Group will equal the related Required Overcollateralization Amount in effect as of the distribution date immediately preceding the date on which such Trigger Event first occurred.]

      ["Senior Enhancement Percentage" means, with respect to any Group and distribution date, the percentage equivalent of a fraction, the numerator of which is the sum of (1) the aggregate Certificate Principal Balances of the Subordinate Certificates of the related Group and (2) the related Overcollateralization Amount, in each case, after taking into account the distribution of the Principal Distribution Amount for that Group on the applicable distribution date, and the denominator of which is the aggregate Loan Balance of the mortgage loans for that Group as of the last day of the related Due Period.]

      ["Senior Principal Distribution Amount" for any Group means, with respect to (a) any distribution date prior to the related Stepdown Date or during the continuation of the applicable Trigger Event, the lesser of (1) [__]% of the Principal Distribution Amount for that Group and (2) the aggregate Certificate Principal Balances of the related Senior Certificates immediately prior to the distribution date, and (b) any other distribution date, the lesser of (1) the Principal Distribution Amount for that Group and (2) the excess, if any, of (x) the aggregate Certificate Principal Balances of the related Senior Certificates immediately prior to the applicable Distribution Date over (y) the lesser of (A)
(i) in the case of the Group I Mortgage Loans, [__]% and (ii) in the case of the Group II Mortgage Loans, [__]% of the aggregate Loan Balance of the mortgage loans of the related Group as of the last day of the related Due Period and (B) the aggregate Loan Balance of the mortgage loans of the related Group as of the last day of the related Due Period minus the related OC Floor.]

      ["60+ Delinquency Percentage (Rolling Three Month)" means, with respect to any Group and Distribution Date, the average of the percentage equivalents of the fractions determined for each of the three immediately preceding Due Periods, the numerator of each of which is equal to the Delinquency Amount for such Group and Due Period, and the denominator of each of which is the aggregate Loan Balance of all of the mortgage loans of the related Group as of the end of such Due Period.]

      ["Stepdown Date" for a Group means, the later to occur of (1) the earlier to occur of (A) the Distribution Date in [__] 200[_] and (B) the distribution date on which the aggregate Certificate Principal Balance of the Senior Certificates of that Group is reduced to zero, and (2) the first distribution date on which the Senior Enhancement Percentage of such Group, after giving effect to the distribution of the Principal Distribution Amount of such Group on that distribution date, is at least equal to (x) in the case of Group I, [__]% and (y) in the case of Group II, [__]%.]

      ["Subordination Deficiency" means, with respect to any Group and Distribution Date, the excess, if any, of (1) the Required Overcollateralization Amount for that Group and Distribution Date over (2) the Overcollateralization Amount for that Group and Distribution Date after giving effect to the distribution of the related Basic Principal Amount on that Distribution Date.]

      ["Subordination Increase Amount" for a Group means, as to any Distribution Date, the lesser of (1) the Subordination Deficiency for that Group and (2) the Excess Interest for that Group.]

      ["Trigger Event" for a Group means the existence of a Delinquency Event or a Cumulative Loss Event with respect to that Group.]

Distributions

      The master servicer will be required to deposit into the Certificate
Account:

      o     the proceeds of any liquidation of the assets of the trust,

      o all collections on the mortgage loans received during the related Due Period by the master servicer, and

      o all other remittances made to the master servicer with respect to the mortgage loans.

      The pooling and servicing agreement establishes a certificate rate on each class of Offered Certificates (each, a "Certificate Rate") as set forth in this prospectus supplement under "--Certificate Rate" below.

      On each distribution date, the trustee will make the following disbursements and transfers from monies then on deposit in the Certificate Account with respect to the mortgage loans of the related Group and apply the amounts in the following order of priority, in each case, to the extent of funds remaining:

      Distributions of Interest. All interest collections with respect to each Group are required to be distributed in the following order of priority until such amounts have been fully distributed:

            (1) [first, to the master servicer, the Master Servicing Fee for the related Group and, in the case of Group I, any Mortgage Insurer Premium, in each case to the extent not otherwise reimbursed from the Certificate Account;]

            (2) [second, to each class of the Senior Certificates for such Group, the Class Monthly Interest Amount and any Class Interest Carryover Shortfall for such class on that distribution date; provided, however, if the interest collections for the related Group are not sufficient to make a full distribution of the Class Monthly Interest Amount and any Class Interest Carryover Shortfall with respect to the Senior Certificates of such Group, the interest collections for the related Group will be distributed pro rata among each such class of Senior Certificates of the related Group based on the ratio of:

                  o the Class Monthly Interest Amount and Class Interest Carryover Shortfall for that class to

                  o the total amount of Class Monthly Interest Amount and any Class Interest Carryover Shortfall for the Senior Certificates of the Group;]

      (3) [third, to the Class M-1 Certificates of the Group, the Class Monthly Interest Amount for that class and distribution date;]

      (4) [fourth, to the Class M-2 Certificates of the Group, the Class Monthly Interest Amount for that class and Distribution Date;]

      (5) [fifth, to the Class B Certificates of the Group, the Class Monthly Interest Amount for that class and distribution date; and]

      (6) [sixth, any remainder will be treated as Excess Interest of such Group and distributed as described below under the subheading "--Distributions of Excess Interest."]

      Distributions of Principal. The Principal Distribution Amount for that distribution date with respect to each Group is required to be distributed in the following order of priority until the related Principal Distribution Amount has been fully distributed:

      (1) [to the Senior Certificates of the related Group, the Senior Principal Distribution Amount for the Group, as follows:

            (i) the Senior Principal Distribution Amount for Group I is required to be distributed as follows:

                  Concurrently,

                  (x) Approximately [__]% of the Group I Senior Principal Distribution Amount to the Class AF-7 Certificates until the principal balance of the Class AF-7 Certificates has been reduced to zero; and

                  (y) Approximately [__]% of the Group I Senior Principal Distribution Amount, sequentially, as follows:

                        (A) the Class AF-6 Lockout Distribution Amount to the Class AF-6 Certificates,

                        (B) to the Class AF-1A and Class AF-1B Certificates, pro rata based on the respective principal balances of each such Class on such Distribution Date, until the principal balance of each such Class has been reduced to zero; and

                        (C) the balance of the Senior Principal Distribution Amount for Group I, sequentially, to the Class AF-2, Class AF-3, Class AF-4, Class AF-5 and Class AF-6 Certificates so that no distribution will be made to any such class until the Certificate Principal Balances of all the related Senior Certificates with a lower numeral designation shall have been reduced to zero;

                        provided, however, that, on any Distribution Date on which the Certificate Principal Balance of the Senior Certificates with respect to Group I is equal to or greater than the aggregate Loan Balance of the Group I Mortgage Loans, the Senior Principal Distribution Amount for

                        Group I will be distributed pro rata and not sequentially to those Senior Certificates; and

            (ii) the Senior Principal Distribution Amount for Group II is required to be distributed to the Class AV Certificates until the Certificate Principal Balance of that class has been reduced to zero;

      (2) to the Class M-1 Certificates of the Group, the Class M-1 Principal Distribution Amount for that class;

      (3) to the Class M-2 Certificates of the Group, the Class M-2 Principal Distribution Amount for that class; and

      (4) to the Class B Certificates of the Group, the Class B Principal Distribution Amount for that class.]

      Distributions of Excess Interest. Interest collections with respect to each Group not otherwise required to be distributed as described under the heading "--Distributions--Distributions of Interest" above together with any Excess Overcollateralization Amount for the related Group, will be treated as Excess Interest and will be required to be distributed in the following order of priority until fully distributed:

      (1) [the Subordination Increase Amount for the Group, payable in the order of priority set forth under "--Distributions of Principal" above;

      (2) to the Class M-1 Certificates of the Group, the Class Interest Carryover Shortfall for that class;

      (3) to the Class M-1 Certificates of the Group, the Class Principal Carryover Shortfall for that class;

      (4) to the Class M-2 Certificates of the Group, the Class Interest Carryover Shortfall for that class;

      (5) to the Class M-2 Certificates of the Group, the Class Principal Carryover Shortfall for that class;

      (6) to the Class B Certificates of the Group, the Class Interest Carryover Shortfall for that class;

      (7) to the Class B Certificates of the Group, the Class Principal Carryover Shortfall for that class;

      (8) for distribution to the other Group first, to the Offered Certificates of the other Group in accordance with the priorities set forth under "--Distribution of Principal" above, to the extent that any Subordination Increase Amounts with respect to such certificates have not otherwise been distributed in full for that Distribution Date and then, to the Offered Certificates of the other Group in accordance with the priorities set forth above, to the extent that any related Class Principal Carryover Shortfalls listed above have not otherwise been distributed in full for that distribution date;

      (9) to the Supplemental Interest Reserve Fund, the amounts required for such Group under the pooling and servicing agreement for distribution in accordance with the next succeeding priority;

      (10) in the case of Group I, sequentially (i) first, to the Class AF-1A, Class AF-5, Class AF-6 and Class AF-7 Certificates, pro rata in accordance with their respective Group I Net WAC Cap Carryover and
            (ii) then, to the Class MF-1, Class MF-2 and Class BF Certificates, in that order, the related Group I Net WAC Cap Carryover from and to the extent of funds on deposit in the Supplemental Interest Reserve Fund with respect to Group I and, in the case of Group II, to the Group II Certificates, in the order of priority set forth under " --Distribution of Interest" above, the related Group II Net WAC Cap Carryover from and to the extent of funds on deposit in the Supplemental Interest Reserve Fund with respect to Group II;

      (11) to the Trustee as reimbursement for all reimbursable expenses with respect to the related Group incurred in connection with its duties and obligations under the pooling and servicing agreement to the extent not paid by the master servicer;

      (12) to the master servicer to the extent of any unreimbursed Monthly Advances each with respect to the related Group, payable first from the related Group and then from the other Group; and

      (13)  to the Non-Offered Certificates, the remainder.]

Certificate Rate

      [With respect to any distribution date and the Class AF-1A Certificates, the "Certificate Rate" will equal the lesser of (A) the sum of (1) One-Month LIBOR and (2) [__]% per annum and (B) the Group I Net WAC Cap for such distribution date.]

      [With respect to any distribution date and the Class AF-1B Certificates, the "Certificate Rate" will equal [__]% per annum.]

      [With respect to any distribution date and the Class AF-2 Certificates, the "Certificate Rate" will equal [__]% per annum.]

      [With respect to any distribution date and the Class AF-3 Certificates, the "Certificate Rate" will equal [__]% per annum.]

      [With respect to any distribution date and the Class AF-4 Certificates, the "Certificate Rate" will equal [__]% per annum.]

      [With respect to any distribution date and the Class AF-5 Certificates, the "Certificate Rate" will equal the lesser of (A) [__]% per annum (or [__]% per annum for each Interest Period occurring after the master servicer first fails to exercise its clean-up call option) and (B) the Group I Net WAC Cap for the distribution date.]

      [With respect to any distribution date and the Class AF-6 Certificates, the "Certificate Rate" will equal the lesser of (A) [__]% (or [__]% per annum for each Interest Period occurring after the master servicer first fails to exercise its clean-up call option) per annum and
(B) the Group I Net WAC Cap for the distribution date.]

      [With respect to any distribution date and the Class AF-7 Certificates, the "Certificate Rate" will equal the lesser of (A) [__]% per annum (or [__]% per annum for each Interest Period occurring after the master servicer first fails to exercise its clean-up call option) and (B) the Group I Net WAC Cap for the distribution date.]

      [With respect to any distribution date and the Class MF-1 Certificates, the "Certificate Rate" will equal the lesser of (A) [__]% per annum (or [__]% per annum for each Interest Period occurring after the master servicer first fails to exercise its clean-up call option) and (B) the Group I Net WAC Cap for the distribution date.]

      [With respect to any distribution date and the Class MF-2 Certificates, the "Certificate Rate" will equal the lesser of (A) [__]% per annum (or [__]% per annum for each Interest Period occurring after the master servicer first fails to exercise its clean-up call option) and (B) the Group I Net WAC Cap for the distribution date.]

      [With respect to any distribution date and the Class BF Certificates, the "Certificate Rate" will equal the lesser of (A) [__]% per annum (or [__]% per annum for each Interest Period occurring after the master servicer first fails to exercise its clean-up call option) and (B) the Group I Net WAC Cap for the distribution date.]

      [With respect to any distribution date and the Class AV Certificates, the "Certificate Rate" will equal the lesser of (A) the sum of (1) One-Month LIBOR and (2) [__]% per annum (or [__]% per annum for each Interest Period occurring after the master servicer first fails to exercise its clean-up call option) and
(B) the Group II Net WAC Cap for such distribution date.]

      [With respect to any distribution date and the Class MV-1 Certificates, the "Certificate Rate" will equal the lesser of (A) the sum of (1) One-Month LIBOR and (2) [__]% per annum (or [__]% per annum for each Interest Period occurring after the master servicer first fails to exercise its clean-up call option) and (B) the Group II Net WAC Cap for such distribution date.]

      [With respect to any distribution date and the Class MV-2 Certificates, the "Certificate Rate" will equal the lesser of (A) the sum of (1) One-Month LIBOR and (2) [__]% per annum (or [__]% per annum for each Interest Period occurring after the master servicer first fails to exercise its clean-up call option) and (B) the Group II Net WAC Cap for such distribution date.]

      [With respect to any distribution date and the Class BV Certificates, the "Certificate Rate" will equal the lesser of (A) the sum of (1) One-Month LIBOR and (2) [__]% per annum (or [__]% per annum for each Interest Period occurring after the master servicer first fails to exercise its clean-up call option) and
(B) the Group II Net WAC Cap for such distribution date.]

      [The "Group I Net WAC Cap" with respect to any distribution date will be a rate per annum equal to the weighted average of the Net Coupon Rates on the Group I Mortgage Loans as of the beginning of the related Due Period.]

      [The "Group II Net WAC Cap" with respect to any distribution date will be the rate per annum equal to the product of (a) the weighted average of the Net Coupon Rates on the Group II Mortgage Loans as of the beginning of the related Due Period and (b) a fraction, the numerator of which is 30 and denominator of which is the number of days in the related Interest Period adjusted as appropriate for day-counting conventions.]

      [The "Net Coupon Rate" of any Group I Mortgage Loan or Group II Mortgage Loan will be the rate per annum equal to the coupon rate of the mortgage loan minus the sum of (1) the rate at which the Master Servicing Fee accrues and (2) in the case of the Group I Mortgage Loans, the rate at which the Mortgage Insurer Premium, if any, accrues (expressed as a per annum percentage of the aggregate principal balance of the Group I Mortgage Loans, as applicable).]

      [If on any distribution date the Certificate Rate for the Group I Certificates, other than the Class AF-1B, Class AF-2, Class AF-3 and Class AF-4 Certificates is based on the Group I Net WAC Cap, the related Certificateholders will be entitled to receive on subsequent Distribution Dates the related Group I Net WAC Cap Carryover as described under "--Distributions" above.]

      [If on any distribution date the Certificate Rate for any of the Group II Certificates is based on the Group II Net WAC Cap, the applicable Group II Certificateholders will be entitled to receive on subsequent distribution dates the related Group II Net WAC Cap Carryover as described under "--Distributions" above.]

      [The "Group I Net WAC Cap Carryover" is equal to the sum of (A) the excess of (1) the amount of interest that the Class AF-1A, Class AF-5, Class AF-6, Class AF-7, Class MF-1, Class MF-2 or Class BF Certificates, as applicable, would otherwise be entitled to receive on the distribution date had its interest rate been calculated at the respective Certificate Rate for such class and for the distribution date without regard to the Group I Net WAC Cap over (2) the amount of interest payable on such class at the respective Certificate Rate for such class for the distribution date and (B) the Group I Net WAC Cap Carryover for all previous distribution dates not previously paid to the related class of Certificates (including any interest accrued on that amount at the related Certificate Rate without regard to the Group I Net WAC Cap).]

      [The "Group II Net WAC Cap Carryover" is equal to the sum of (A) the excess of (1) the amount of interest the related class of Group II Certificates would otherwise be entitled to receive on the distribution date had its interest rate been calculated at the respective Certificate Rate for such class and for the related distribution date without regard to the Group II Net WAC Cap over
(2) the amount of interest payable on such class at the respective Certificate Rate for such class for the related distribution date and (B) the Group II Net WAC Cap Carryover for all previous distribution dates not previously paid to the related class of Certificates (including any interest accrued on that amount at the related Certificate Rate without regard to the Group II Net WAC Cap).]

      [The ratings on the Offered Certificates subject either to the Group I Net WAC Cap or the Group II Net WAC Cap, by [_______________________________] and
[______________________] ([______________________], and together with [____], the "Rating Agencies") will not address the likelihood of receipt by such Certificateholders of any amounts in respect of Group I Net WAC Cap Carryover or Group II Net WAC Cap Carryover, respectively. Payment of the Group I Net WAC Cap Carryover or Group II Net WAC Cap Carryover will be subject to availability of funds therefor in accordance with the priority of payments set forth under "--Distributions" above.]

      "Interest Period" means, with respect to each distribution date and the Fixed Rate Certificates, the period from the first day of the calendar month preceding the month of the distribution date through the last day of the calendar month and, with respect to each distribution date and the Variable Rate Certificates, the period from and including the preceding distribution date (or the closing date in the case of the first distribution date) to and including the day preceding the related distribution date.

      Interest on the Fixed Rate Certificates in respect of any distribution date will accrue during the related Interest Period on the basis of a 360-day year consisting of twelve 30-day months. Interest on the Variable Rate Certificates in respect of any distribution date will accrue during the related Interest Period on the basis of the actual number of days elapsed in the related Interest Period and a year of 360 days.

Calculation of One-Month LIBOR

      On each LIBOR Determination Date, the Trustee will determine One-Month LIBOR for the next Interest Period for the Variable Rate Certificates.

      "One-Month LIBOR" means, as of any LIBOR Determination Date, the London interbank offered rate for one-month United States dollar deposits which appears on Telerate Page 3750 as of 11:00 a.m., London time, on this date. If the rate does not appear on Telerate Page 3750, the rate for that day will be determined on the basis of the rates at which one-month deposits in United States dollars are offered by the Reference Banks at approximately 11:00 a.m. (London time), on that day to prime banks in the London interbank market. The Trustee will request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two quotations are provided, the rate for that day will be the arithmetic mean of the quotations (rounded upwards if necessary to the nearest whole multiple of 1/16%). If fewer than two quotations are provided as requested, the rate for that day will be the arithmetic mean of the rates quoted by major banks in New York City, selected by the master servicer, at approximately 11:00 a.m. (New York City time) on that day for one-month loans in United States dollars to leading European banks.

      "LIBOR Determination Date" means, with respect to any Interest Period, the second London Business Day preceding the commencement of the Interest Period. For purposes of determining One-Month LIBOR, a "London Business Day" is any day on which dealings in deposits of United States dollars are transacted in the London interbank market.

      "Telerate Page 3750" means the display page currently so designated on the Bridge Telerate Service (or another page that replaces this page on the service for the purpose of displaying comparable rates or prices) and "Reference Banks" means leading banks selected by the master servicer and engaged in transactions in Eurodollar deposits in the international Eurocurrency market.

[Final Scheduled Distribution Date]

      [The final scheduled distribution date (the "Final Scheduled Distribution Date") for each of the Class AF-1A, Class AF-1B, Class AF-2, Class AF-3, Class AF-4, Class AF-6, Class MF-1, Class MF-2,

Class MV-1 and Class MV-2 Certificates is the distribution date on which the Certificate Principal Balance for the related class would be reduced to zero assuming that no prepayments are received and no losses incurred on the related mortgage loans and scheduled monthly payments of principal of and interest on each of the related mortgage loans are timely received. The Final Scheduled Distribution Date for each of the Class AF-5, Class AF-7, Class AV and Class BV Certificates is the distribution date occurring 13 months after the maturity date of the latest possible maturing mortgage loan of the related mortgage loan Group.]

      [It is expected that the actual last distribution date for each class of Offered Certificates will occur significantly earlier than the Final Scheduled Distribution Date.]

[Reports to Certificateholders]

      [On each distribution date, the master servicer or the trustee will make available to each holder a statement setting forth, among other things:]

      (1) [the interest collections with respect to each Group, separately identifying Monthly Advances, Compensating Interest and the portion of any Substitution Adjustment, Purchase Price and Liquidation Proceeds relating to interest;]

      (2) [the Principal Distribution Amount, the Group I Principal Distribution Amount and the Group II Principal Distribution Amount, separately identifying principal prepayments in full, and the portion of any Purchase Price, Substitution Adjustment and Liquidation Proceeds relating to principal;]

      (3) [the amount of the distribution with respect to each class of certificates (based on a certificate in the original principal amount of $1,000);]

      (4) [the amount of such distribution allocable to principal on each class of certificates (based on a certificate in the original principal amount of $1,000);]

      (5) [the amount of such distribution allocable to interest on each class of certificates (based on a certificate in the original principal amount of $1,000);]

      (6)   [the Interest Carry Forward Amount for each class of certificates;]

      (7) [the principal amount of each class of certificates (based on a certificate in the original principal amount of $1,000) which will be outstanding after giving effect to any payment of principal on such distribution date;]

      (8) [the aggregate principal balance of the mortgage loans in each Group after giving effect to any payment of principal on such distribution date;]

      (9) [the Group I Net WAC Cap and the Group II Net WAC Cap and the weighted average remaining stated term to maturity of the mortgage loans in each Group;]

      (10)  [whether a Trigger Event has occurred in either Group;]

      (11)  [the Senior Enhancement Percentage with respect to each Group;]

      (12)  [the Overcollateralization Amount, the Required
            Overcollateralization Amount, the Excess Interest, the Excess Overcollateralization Amount and the Subordination Deficiency, in each case with respect to each Group;]

      (13) [the amount of any Realized Losses applied to each class of Subordinate Certificates in each Group as of the close of such distribution date; and]

      (14) [the number of mortgage loans in each Group and the aggregate of their principal balances as a percentage of the Group balance, that as of the end of the immediately preceding calendar month are]

            (i)   [30 to 59 days delinquent,

            (ii)  60 to 89 days delinquent,

            (iii) 90 or more days delinquent,

            (iv) the subject of bankruptcy proceedings, to the actual knowledge of the servicer,

            (v)   in foreclosure, and

            (vi)  as to which the related mortgaged property is REO property.]

The Trustee

      [___________] will be the trustee under the pooling and servicing agreement. The depositor and seller may maintain other banking relationships in the ordinary course of business with the trustee. Certificates may be surrendered to the corporate trust office of the trustee located at [_________],
Attention: [_____________], or at such other addresses as the trustee may designate from time to time.

      The trustee may resign at any time, in which event the master servicer will be obligated to appoint a successor trustee. The master servicer may also remove the trustee if the trustee ceases to be eligible to continue as such under the pooling and servicing agreement or if the trustee becomes insolvent. Any resignation or removal of the trustee and appointment of a successor trustee will not become effective until acceptance of the appointment by the successor trustee.

                  YIELD, PREPAYMENT AND MATURITY CONSIDERATIONS

      The rate of principal payments on each class of Offered Certificates of a Group, the aggregate amount of distributions on each class of Offered Certificates of a Group and the yield to maturity of each class of Offered Certificates of a Group will be related to the rate and timing of payments of principal on the mortgage loans of the related Group. The rate of principal payments on the mortgage loans will in turn be affected by the amortization schedules of the mortgage loans, by the rate of principal prepayments on the mortgage loans (including for this purpose prepayments resulting from refinancings of the loans or liquidations of the loans due to defaults, casualties, condemnations and repurchases by the Seller or purchases by the master servicer of delinquent mortgage loans) and by realized losses on the mortgage loans. Certain of the mortgage loans may be prepaid by the mortgagors at any time without penalty. Certain of the mortgage loans are subject to penalties for prepayments.

Prepayments

      Prepayments, liquidations and purchases of the mortgage loans of a Group (including any optional purchase by the master servicer of a delinquent mortgage loan and the purchase of all the mortgage loans by the master servicer or one of its affiliates in connection with the termination of the trust) will result in distributions on the related Offered Certificates of principal amounts which would otherwise be distributed over the remaining terms of such mortgage loans. Since the rate of payment of principal of the mortgage loans will depend on future events and a variety of factors, no assurance can be given as to the rate or timing of principal prepayments. The extent to which the yield to maturity of an Offered Certificate may vary from the anticipated yield will depend upon the degree to which an Offered Certificate of a Group is purchased at a discount or premium, and the degree to which the timing of payments on the Offered Certificate is sensitive to prepayments, liquidations and purchases of the related mortgage loans.

      The rate of prepayment on the mortgage loans cannot be predicted. As of the cut-off date, approximately [__]% of the Group I Mortgage Loans and approximately [__]% of the Group II Mortgage Loans may be prepaid in whole or in part at any time without penalty. Generally, mortgage loans are not viewed by borrowers as permanent financing. Accordingly, the mortgage loans may experience a higher rate of prepayment than traditional mortgage loans. The prepayment experience of the trust with respect to the mortgage loans may be affected by a wide variety of factors, including economic conditions, prevailing interest rate levels, the availability of alternative financing and homeowner mobility and changes affecting the deductibility for Federal income tax purposes of interest payments on mortgage loans. All of the mortgage loans will contain "due-on-sale" provisions, and the master servicer may enforce the provisions, unless the enforcement is not permitted by applicable law or the master servicer, in a manner consistent with its customary servicing procedures, permits the purchaser of the related mortgaged property to assume the mortgage loan. The enforcement of a "due-on-sale" provision will have the same effect as a prepayment of the related mortgage loan. The rate of prepayment of the mortgage loans may also be affected by the extent to which the mortgage loans provide for the payment of a penalty in connection with a prepayment and the amount of the penalty.

      We refer you to "Certain Legal Aspects of the Mortgage Loans--Due on Sale Clauses" in the accompanying prospectus for more detail.

      [As with fixed rate obligations generally, the rate of prepayment on a pool of mortgage loans with fixed rates, including the Group I Mortgage Loans, is affected by prevailing market rates for mortgage loans of a comparable term and risk level. When the market interest rate is below the mortgage coupon, mortgagors may have an increased incentive to refinance their mortgage loans. Depending on prevailing market rates, the future outlook for market rates and economic conditions generally, some mortgagors may sell or refinance mortgaged properties in order to realize their equity in the mortgaged properties, to meet cash flow needs or to make other investments. The prepayment behavior of the 1/29 Loans, 2/28 Loans and 3/27 Loans may differ from that of the other mortgage loans. As a 1/29 Loan, 2/28 Loan or 3/27 Loan approaches its initial adjustment date, the borrower may become more likely to refinance the loan to avoid an increase in the coupon rate, even if fixed rate loans are only available at rates that are slightly lower or higher than the coupon rate before adjustment. The existence of the applicable periodic rate cap, lifetime cap and lifetime floor also may affect the likelihood of prepayments resulting from refinancings. As is the case with conventional fixed rate mortgage loans, adjustable rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment. For example, if prevailing interest rates fall significantly, adjustable rate mortgage loans could be subject to higher prepayment rates than if prevailing interest rates remain constant because the availability of fixed rate mortgage loans at competitive rates may encourage mortgagors to refinance their adjustable rate mortgage loans to "lock in" a lower fixed interest rate. However, no assurance can be given as to the level of prepayments that the mortgage loans will experience.]

      [To the extent that amounts on deposit in the Pre-Funding Account have not been fully applied to purchase mortgage loans by the end of the Funding Period, the holders of the Class [__] Certificates will receive a prepayment of principal in an amount equal to the funds remaining in the Pre-funding Account on the first distribution date after the end of the Funding Period. We expect that the principal amount of mortgage loans purchased during the Funding Period will not exactly equal the amount on deposit in the Pre-Funding Account, and therefore at least a nominal amount of principal will be prepaid to the holders of the Class [__] Certificates.]

Projected Yields

      Excess Interest (as defined in "Description of the Certificates--Glossary" in this prospectus supplement) for the mortgage loans of a Group will be distributed in reduction of the Certificate Principal Balance of the Offered Certificates of the related Group then entitled to distributions of principal on each distribution date to the extent that the then required overcollateralization amount applicable to such Group exceeds the actual related overcollateralization amount. In addition, Excess Interest for the mortgage loans of the other Group may be available for distribution in reduction of the Certificate Principal Balance of such Offered Certificates on a subordinated basis, to the extent described in " Description of the Certificates --Distributions." If purchased at a premium or a discount, the yield to maturity on an Offered Certificate will be affected by the rate at which such Excess Interest is distributed in reduction of the applicable Certificate Principal Balance of the Offered Certificates. If the actual rate of such Excess Interest distribution is slower than the rate anticipated by an investor who purchases an Offered Certificate, and particularly a Subordinate Certificate, at a discount, the actual yield to the investor will be lower than the investor's anticipated yield. If the actual rate of such Excess Interest distribution is faster than the rate anticipated by an investor who purchases an Offered Certificate at a premium, the actual yield to the investor will be lower than the investor's anticipated yield. The amount of applicable Excess Interest available for distribution on any distribution date will be affected by the actual amount of interest received, advanced, collected or recovered in respect of the mortgage loans during the related Due Period and the amount will be influenced by changes in the weighted average of the coupon rates of the mortgage loans resulting from prepayments and liquidations. The amount of Excess Interest distributions applied in reduction of the Certificate Principal Balance of the Offered Certificates of a Group on each distribution date will be based on the then required overcollateralization amount for such Group. Once the required level of overcollateralization for such Group is reached, the application of Excess Interest to accelerate overcollateralization will cease, unless necessary to maintain the applicable required overcollateralization amount.

      We refer you to "--Credit Enhancement--Overcollateralization Resulting from Cash Flow Structure" in this prospectus supplement for more detail.

[Subordinate Certificates]

      [The Subordinate Certificates of a Group provide credit enhancement for the Senior Certificates in the related Group and may absorb losses on the mortgage loans in the related mortgage loan Group. The weighted average lives of, and the yields to maturity on, the Subordinate Certificates of a Group, in reverse order of their relative payment priorities, will be progressively more sensitive to the rate and timing of borrower defaults and the severity of ensuing losses on the related mortgage loans. If the actual rate and severity of losses on the mortgage loans of a Mortgage Loan Group are higher than those assumed by a holder of a Subordinate Certificate of the related Group, the actual yield to maturity on the holder's certificate may be lower than the yield expected by the holder based on that assumption. Realized Losses on the mortgage loans of a Mortgage Loan Group will reduce the Certificate Principal Balance of the class of Subordinate Certificates of the related Group then outstanding with lowest relative payment priority if and to the extent that the aggregate of the Certificate Principal Balances of all classes of Certificates of the related Group, following all distributions on a distribution date, exceeds the aggregate principal balance of the related mortgage loans. As a result of these reductions, less interest will accrue on that class of Subordinate Certificates than otherwise would be the case. Under the limited circumstances set forth under "Description of the Certificates--Distributions," Excess Interest from one Group is payable in respect of Realized Losses allocated to the Subordinate Certificates of the other Group.]

      [In addition, the Subordinate Certificates of a Group will not be entitled to any principal distributions prior to the Stepdown Date applicable to such Group or during the continuation of a Trigger Event applicable to such Group, unless all of the Certificates of such Group with a higher relative payment priority have been paid in full. Because of the disproportionate distribution of principal on the Senior Certificates of a Group, depending on:

      (1) the timing of Realized Losses, defaults and delinquencies on the mortgage loans of a Mortgage Loan Group and

      (2) the availability, if any, of Excess Interest amounts from the other Group,

the weighted average lives of the Subordinate Certificates of such Group may be longer than would otherwise be the case.]

[Payment Delay Feature of the Fixed Rate Certificates]

      [The effective yield to the certificateholders of each class of Fixed Rate Certificates will be lower than the yield otherwise produced by the applicable Certificate Rate and the purchase price of the certificates because distributions will not be payable to the Certificateholders until the distribution date following the month of accrual (without any additional distribution of interest or earnings on the certificates in respect of the delay).]

[Principal Payment Features of the Class AF-6 Certificates]

      [Investors in the Class AF-6 Certificates should be aware that the Class AF-6 Certificates do not receive any portion of principal payments prior to the Distribution Date occurring in April 2005; thereafter, they will receive an increasing percentage of their pro rata share of principal payable to the Group I Senior Certificates based on a schedule. This percentage will, after the distribution date in [______] 200[_], exceed their pro rata share of principal. As a result, the weighted average life of the Class AF-6 Certificates may be longer or shorter than would otherwise be the case, and the effect on the market value of the Class AF-6 Certificates of changes in market interest rates or market yields for similar securities may be greater or lesser than for other classes of Offered Certificates.]

[Weighted Average Lives]

      Generally, greater than anticipated prepayments of principal will increase the yield on Offered Certificates purchased at a price less than par and will decrease the yield on Offered Certificates purchased at a price greater than par. In general, the earlier prepayments of principal occur on the mortgage loans of a Mortgage Loan Group, the greater the effect on the yields of the Offered Certificates of the related Group. The effect on an investor's yield due to principal prepayments on the mortgage loans occurring at a rate that is faster (or slower) than the rate anticipated by the investor in the period immediately following the issuance of the Offered Certificates will not be entirely offset by a subsequent like reduction (or increase) in the rate of principal payments. The weighted average lives of the Offered Certificates of a Group will also be affected by the amount and timing of delinquencies and defaults on the related mortgage loans and the recoveries, if any, on defaulted mortgage loans of the related Group and foreclosed properties.

      The "weighted average life" of a certificate refers to the average amount of time that will elapse from the date of issuance to the date each dollar in respect of principal of the certificate is repaid. The weighted average life of any class of the Offered Certificates of a Group will be influenced by, among other factors, the rate at which principal payments are made on the related mortgage loans, including final payments made upon the maturity of balloon loans.

      Prepayments of mortgage loans are commonly measured relative to a prepayment standard or model. The model used with respect to the Group I Mortgage Loans is the prepayment assumption (the "Prepayment Assumption"). A [___]% Prepayment Assumption assumes constant prepayment rates ("CPR") of [__]% per annum of the then outstanding principal balance of the Group I Mortgage Loans in the first month of the life of the mortgage loans and an additional [___]% ([___]/[___] of [1]%) per annum in each month thereafter until the twelfth month. Beginning in the twelfth month and in each month thereafter during the life of the mortgage loans, a [____]% Prepayment Assumption assumes a CPR of [___]% per annum of the outstanding principal balance of the Group I Mortgage Loans each month. The model used with respect to the Group II Mortgage Loans is CPR, which is a prepayment assumption that represents a constant assumed rate of prepayment each month relative to the then outstanding principal balance of a pool of mortgage loans for the life of the mortgage loans. Neither model purports to be a historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of mortgage loans, including the mortgage loans to be included in the trust.

      Since the following tables were prepared on the basis of the assumptions in the following paragraph, there are discrepancies between characteristics of the actual mortgage loans and the characteristics of the mortgage loans assumed in preparing the tables set forth below. Any discrepancy may have an effect upon the percentages of the Certificate Principal Balances outstanding and the weighted average lives of the Offered Certificates of the related Group set forth in the tables. In addition, since the actual mortgage loans in the trust will have characteristics which differ from those assumed in preparing the tables set forth below, the distributions of principal on the Offered Certificates may be made earlier or later than as indicated in the tables.

      The information in the decrement tables has been prepared on the basis of the following assumed characteristics of the mortgage loans and the following additional assumptions (collectively, the "Structuring Assumptions"):

      o the mortgage loans consist of pools of loans with the amortization characteristics set forth below,

      o     the closing date for the Offered Certificates is [_______], 200[_],

      o distributions on the Offered Certificates are made on the [25th] day of each month regardless of the day on which the distribution date actually occurs, commencing on [_____] 25, 200[_] and are made in accordance with the priorities described in this prospectus supplement,

      o the scheduled monthly payments of principal and interest on the mortgage loans will be timely delivered on the first day of each month commencing on [_____], 200[_] (with no defaults, delinquencies, modifications, waivers or amendments),

      o the mortgage loans prepay at the specified percentages of the Prepayment Assumption, in the case of the Group I Mortgage Loans, or at the specified percentages of CPR, in the case of the Group II Mortgage Loans,

      o all prepayments are prepayments in full received on the last day of each month and include 30 days' interest thereon,

      o the clean-up call option is not exercised (except as noted in footnote 2 in the following tables),

      o the Offered Certificates of each class have the respective Certificate Rates and initial Certificate Principal Balances set forth in this prospectus supplement,

      o the overcollateralization level for each Group is set as specified in this prospectus supplement,

      o the coupon rate for each Group II Mortgage Loan is adjusted on its next adjustment date and on subsequent adjustment dates which occur at six month intervals following the initial adjustment date to equal the sum of the applicable gross margin and six-month LIBOR (the sum being subject to the applicable periodic rate adjustment caps and floors and lifetime rate caps and floors),

      o six-month LIBOR remains constant at [__]% per annum, One-Year CMT remains constant at [__]% and one-month LIBOR remains constant at [__]% per annum.

                                     Group I

                                                                           Original       Remaining      Original
                                  Gross                                    Term to        Term to        Amortized
  Pool               Loan        Mortgage     Servicing                    Maturity        Maturity        Term
 Number            Balance($)     Rate(%)      Fee(%)     Net Coupon(%)    (months)        (months)       (months)
--------           ---------     --------     ---------   -------------    --------       ---------      ---------
1.......           $[____]       [____]        [____]        [____]         [____]          [____]         [____]
2.......           $[____]       [____]        [____]        [____]         [____]          [____]         [____]
3.......           $[____]       [____]        [____]        [____]         [____]          [____]         [____]
4.......           $[____]       [____]        [____]        [____]         [____]          [____]         [____]

                                    Group II


                                                                       Original
                                  Gross                                Term to                 Minimum
  Pool               Loan       Mortgage     Servicing       Net       Maturity    Gross       Mortgage
 Number            Balance($)    Rate(%)      Fee(%)      Coupon(%)    (months)   Margin(%)     Rate(%)
----------         ----------   --------     ---------    ---------    --------  ----------    --------
1........          $[____]       [____]        [____]       [____]      [____]    [____]       [____]
2........          $[____]       [____]        [____]       [____]      [____]    [____]       [____]
3........          $[____]       [____]        [____]       [____]      [____]    [____]       [____]
4........          $[____]       [____]        [____]       [____]      [____]    [____]       [____]
5........          $[____]       [____]        [____]       [____]      [____]    [____]       [____]
6........          $[____]       [____]        [____]       [____]      [____]    [____]       [____]

                                               Remaining         Original
                   Current                       Term to       Amortization      Months to          Rate Reset
  Pool             Periodic      Maximum        Maturity          Term            Rate Next         Frequency
 Number             Cap(%)       Rate(%)        (months)         (months)       Change (months)      (months)
----------         --------      -------       ---------       ------------    ----------------     ----------
1........           [____]       [____]          [____]           [____]           [____]            [____]
2........           [____]       [____]          [____]           [____]           [____]            [____]
3........           [____]       [____]          [____]           [____]           [____]            [____]
4........           [____]       [____]          [____]           [____]           [____]            [____]
5........           [____]       [____]          [____]           [____]           [____]            [____]
6........           [____]       [____]          [____]           [____]           [____]            [____]

Decrement Tables

      The following tables indicate, based on the Structuring Assumptions, the percentages of the initial Certificate Principal Balances of the Offered Certificates that would be outstanding after each of the dates shown, based on the indicated percentages of the Prepayment Assumption, in the case of the Group I Mortgage Loans, and at the indicated percentages of CPR, in the case of the Group II Mortgage Loans, and the weighted average lives of the Offered Certificates. It is not likely that:

      o     the mortgage loans will have the characteristics assumed,

      o the mortgage loans will prepay at the specified percentages of the Prepayment Assumption or CPR or at any other constant percentage or

      o the level of one-month LIBOR, six-month LIBOR or One-Year CMT will remain constant at the level assumed or at any other level.

      Moreover, the diverse remaining terms to maturity of the mortgage loans could produce slower or faster principal distributions than indicated in the tables at the specified percentages of the Prepayment Assumption or CPR even if the weighted average remaining term to maturity of the mortgage loans is consistent with the remaining terms to maturity of the mortgage loans specified in the Structuring Assumptions.

Prepayment Scenarios

                              I       II     III     IV      V      VI      VII
Group I Mortgage Loans -
  Prepayment Assumption     [__]%   [__]%   [__]%   [__]%  [__]%   [__]%   [__]%
Group II Mortgage
  Loans - CPR               [__]%   [__]%   [__]%   [__]%  [__]%   [__]%   [__]%

      The following tables have been prepared based on the assumptions described above (including the assumptions regarding the characteristics and performance of the mortgage loans, which differ from the actual characteristics and performance of the mortgage loans) and should be read in conjunction with those assumptions.

          Percent of Initial Class Principal Outstanding (to maturity)

                                  [Class AF-1A]
Prepayment Scenario               I          II         III        IV         V          VI         VII
Initial Percentage .......        100%       100%       100%       100%       100%       100%       100%
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
Weighted Average Life*(1).       [__]       [__]       [__]       [__]       [__]       [__]       [__]
Weighted Average Life*(2).       [__]       [__]       [__]       [__]       [__]       [__]       [__]

----------
* The weighted average life of an Offered Certificate is determined by (1) multiplying the amount of each distribution in reduction of the related Certificate Principal Balance by the number of years from the date of issuance of the Offered Certificate to the related distribution date, (2) adding the results, and (3) dividing the sum by the original Certificate Principal Balance of the Offered Certificate.

(1)   To maturity.

(2) To optional termination. The optional termination of the trust is dependent on the aggregate outstanding principal balance of the Group I and Group II Mortgage Loans being reduced to less than 10% of the aggregate outstanding principal balance of the Group I and Group II Mortgage Loans on the Cut-Off Date.

          Percent of Initial Class Principal Outstanding (to maturity)


                                  [Class AF-1B]
Prepayment Scenario               I          II         III        IV         V          VI         VII
Initial Percentage .......        100%       100%       100%       100%       100%       100%       100%
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
Weighted Average Life*(1).       [__]       [__]       [__]       [__]       [__]       [__]       [__]
Weighted Average Life*(2).       [__]       [__]       [__]       [__]       [__]       [__]       [__]

----------

* The weighted average life of an Offered Certificate is determined by (1) multiplying the amount of each distribution in reduction of the related Certificate Principal Balance by the number of years from the date of issuance of the Offered Certificate to the related distribution date, (2) adding the results, and (3) dividing the sum by the original Certificate Principal Balance of the Offered Certificate.

(1)   To maturity.

(2) To optional termination. The optional termination of the trust is dependent on the aggregate outstanding principal balance of the Group I and Group II Mortgage Loans being reduced to less than 10% of the aggregate outstanding principal balance of the Group I and Group II Mortgage Loans on the Cut-Off Date.

          Percent of Initial Class Principal Outstanding (to maturity)

                                                              [Class AF-2]
Prepayment Scenario              I          II         III        IV         V          VI         VII
Initial Percentage .......       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
Weighted Average Life*(1).       [__]       [__]       [__]       [__]       [__]       [__]       [__]
Weighted Average Life*(2).       [__]       [__]       [__]       [__]       [__]       [__]       [__]

----------
* The weighted average life of an Offered Certificate is determined by (1) multiplying the amount of each distribution in reduction of the related Certificate Principal Balance by the number of years from the date of issuance of the Offered Certificate to the related distribution date, (2) adding the results, and (3) dividing the sum by the original Certificate Principal Balance of the Offered Certificate.

(1)   To maturity.

(2) To optional termination. The optional termination of the trust is dependent on the aggregate outstanding principal balance of the Group I and Group II Mortgage Loans being reduced to less than 10% of the aggregate outstanding principal balance of the Group I and Group II Mortgage Loans on the Cut-Off Date.

          Percent of Initial Class Principal Outstanding (to maturity)

                                  [Class AF-3]
Prepayment Scenario              I          II         III        IV         V          VI         VII
Initial Percentage .......       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
Weighted Average Life *(1)       [__]       [__]       [__]       [__]       [__]       [__]       [__]
Weighted Average Life *(2)       [__]       [__]       [__]       [__]       [__]       [__]       [__]

----------
* The weighted average life of an Offered Certificate is determined by (1) multiplying the amount of each distribution in reduction of the related Certificate Principal Balance by the number of years from the date of issuance of the Offered Certificate to the related distribution date, (2) adding the results, and (3) dividing the sum by the original Certificate Principal Balance of the Offered Certificate.

(1)   To maturity.

(2) To optional termination. The optional termination of the trust is dependent on the aggregate outstanding principal balance of the Group I and Group II Mortgage Loans being reduced to less than 10% of the aggregate outstanding principal balance of the Group I and Group II Mortgage Loans on the Cut-Off Date.

          Percent of Initial Class Principal Outstanding (to maturity)

                                                           [Class AF-4]
Prepayment Scenario              I          II         III        IV         V          VI         VII
Initial Percentage .......       100%       100%       100%       100%       100%       100%       100%
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
Weighted Average Life *(1)       [__]       [__]       [__]       [__]       [__]       [__]       [__]
Weighted Average Life *(2)       [__]       [__]       [__]       [__]       [__]       [__]       [__]

----------
* The weighted average life of an Offered Certificate is determined by (1) multiplying the amount of each distribution in reduction of the related Certificate Principal Balance by the number of years from the date of issuance of the Offered Certificate to the related distribution date, (2) adding the results, and (3) dividing the sum by the original Certificate Principal Balance of the Offered Certificate.

(1)   To maturity.

(2) To optional termination. The optional termination of the trust is dependent on the aggregate outstanding principal balance of the Group I and Group II Mortgage Loans being reduced to less than 10% of the aggregate outstanding principal balance of the Group I and Group II Mortgage Loans on the Cut-Off Date.

          Percent of Initial Class Principal Outstanding (to maturity)


                                                         [Class AF-5]
Prepayment Scenario               I          II         III        IV         V          VI         VII
Initial Percentage .......       100%       100%       100%       100%       100%       100%       100%
...........................       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
Weighted Average Life *(1)       [__]       [__]       [__]       [__]       [__]       [__]       [__]
Weighted Average Life *(2)       [__]       [__]       [__]       [__]       [__]       [__]       [__]

----------
* The weighted average life of an Offered Certificate is determined by (1) multiplying the amount of each distribution in reduction of the related Certificate Principal Balance by the number of years from the date of issuance of the Offered Certificate to the related distribution date, (2) adding the results, and (3) dividing the sum by the original Certificate Principal Balance of the Offered Certificate.

(1)   To maturity.

(2) To optional termination. The optional termination of the trust is dependent on the aggregate outstanding principal balance of the Group I and Group II Mortgage Loans being reduced to less than 10% of the aggregate outstanding principal balance of the Group I and Group II Mortgage Loans on the Cut-Off Date.

          Percent of Initial Class Principal Outstanding (to maturity)

                                                             [Class AF-6]
Prepayment Scenario               I          II         III        IV         V          VI         VII
Initial Percentage .......        100%       100%       100%       100%       100%       100%       100%
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
Weighted Average Life *(1)       [__]       [__]       [__]       [__]       [__]       [__]       [__]
Weighted Average Life *(2)       [__]       [__]       [__]       [__]       [__]       [__]       [__]

----------
* The weighted average life of an Offered Certificate is determined by (1) multiplying the amount of each distribution in reduction of the related Certificate Principal Balance by the number of years from the date of issuance of the Offered Certificate to the related distribution date, (2) adding the results, and (3) dividing the sum by the original Certificate Principal Balance of the Offered Certificate.

**    Means less than 1% but greater than 0%.

(1)   To maturity.

(2) To optional termination. The optional termination of the trust is dependent on the aggregate outstanding principal balance of the Group I and Group II Mortgage Loans being reduced to less than 10% of the aggregate outstanding principal balance of the Group I and Group II Mortgage Loans on the Cut-Off Date.

          Percent of Initial Class Principal Outstanding (to maturity)

                                                             [Class AF-7]
Prepayment Scenario               I          II         III        IV         V          VI         VII
Initial Percentage .......        100%       100%       100%       100%       100%       100%       100%
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
Weighted Average Life *(1)       [__]       [__]       [__]       [__]       [__]       [__]       [__]
Weighted Average Life *(2)       [__]       [__]       [__]       [__]       [__]       [__]       [__]

----------
* The weighted average life of an Offered Certificate is determined by (1) multiplying the amount of each distribution in reduction of the related Certificate Principal Balance by the number of years from the date of issuance of the Offered Certificate to the related distribution date, (2) adding the results, and (3) dividing the sum by the original Certificate Principal Balance of the Offered Certificate.

**    Means less than 1% but greater than 0%.

(1)   To maturity.

(2) To optional termination. The optional termination of the trust is dependent on the aggregate outstanding principal balance of the Group I and Group II Mortgage Loans being reduced to less than 10% of the aggregate outstanding principal balance of the Group I and Group II Mortgage Loans on the Cut-Off Date.

          Percent of Initial Class Principal Outstanding (to maturity)

                                                              [Class MF-1]
Prepayment Scenario               I          II         III        IV         V          VI         VII
Initial Percentage .......        100%       100%       100%       100%       100%       100%       100%
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
Weighted Average Life * (1)      [__]       [__]       [__]       [__]       [__]       [__]       [__]
Weighted Average Life * (2)      [__]       [__]       [__]       [__]       [__]       [__]       [__]

----------
* The weighted average life of an Offered Certificate is determined by (1) multiplying the amount of each distribution in reduction of the related Certificate Principal Balance by the number of years from the date of issuance of the Offered Certificate to the related distribution date, (2) adding the results, and (3) dividing the sum by the original Certificate Principal Balance of the Offered Certificate.

(1)   To maturity.

(2) To optional termination. The optional termination of the trust is dependent on the aggregate outstanding principal balance of the Group I and Group II Mortgage Loans being reduced to less than 10% of the aggregate outstanding principal balance of the Group I and Group II Mortgage Loans on the Cut-Off Date.

          Percent of Initial Class Principal Outstanding (to maturity)

                                                             [Class MF-2]
Prepayment Scenario               I          II         III        IV         V          VI         VII
Initial Percentage .......       100%       100%       100%       100%       100%       100%       100%
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
Weighted Average Life * (1)      [__]       [__]       [__]       [__]       [__]       [__]       [__]
Weighted Average Life * (2)      [__]       [__]       [__]       [__]       [__]       [__]       [__]

----------
* The weighted average life of an Offered Certificate is determined by (1) multiplying the amount of each distribution in reduction of the related Certificate Principal Balance by the number of years from the date of issuance of the Offered Certificate to the related distribution date, (2) adding the results, and (3) dividing the sum by the original Certificate Principal Balance of the Offered Certificate.

(1)   To maturity.

(2) To optional termination. The optional termination of the trust is dependent on the aggregate outstanding principal balance of the Group I and Group II Mortgage Loans being reduced to less than 10% of the aggregate outstanding principal balance of the Group I and Group II Mortgage Loans on the Cut-Off Date.

          Percent of Initial Class Principal Outstanding (to maturity)

                                                              [Class BF]
Prepayment Scenario               I          II         III        IV         V          VI         VII
Initial Percentage .......       100%       100%       100%       100%       100%       100%       100%
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
Weighted Average Life * (1)      [__]       [__]       [__]       [__]       [__]       [__]       [__]
Weighted Average Life * (2)      [__]       [__]       [__]       [__]       [__]       [__]       [__]

----------
* The weighted average life of an Offered Certificate is determined by (1) multiplying the amount of each distribution in reduction of the related Certificate Principal Balance by the number of years from the date of issuance of the Offered Certificate to the related distribution date, (2) adding the results, and (3) dividing the sum by the original Certificate Principal Balance of the Offered Certificate.

(1)   To maturity.

(2) To optional termination. The optional termination of the trust is dependent on the aggregate outstanding principal balance of the Group I and Group II Mortgage Loans being reduced to less than 10% of the aggregate outstanding principal balance of the Group I and Group II Mortgage Loans on the Cut-Off Date.

          Percent of Initial Class Principal Outstanding (to maturity)

                                   [Class AV]
Prepayment Scenario               I          II         III        IV         V          VI         VII
Initial Percentage .......       100%       100%       100%       100%       100%       100%       100%
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
Weighted Average Life *(1)       [__]       [__]       [__]       [__]       [__]       [__]       [__]
Weighted Average Life *(2)       [__]       [__]       [__]       [__]       [__]       [__]       [__]

----------
* The weighted average life of an Offered Certificate is determined by (1) multiplying the amount of each distribution in reduction of the related Certificate Principal Balance by the number of years from the date of issuance of the Offered Certificate to the related distribution date, (2) adding the results, and (3) dividing the sum by the original Certificate Principal Balance of the Offered Certificate.

**    Means less than 1% but greater than 0%.

(1)   To maturity.

(2) To optional termination. The optional termination of the trust is dependent on the aggregate outstanding principal balance of the Group I and Group II Mortgage Loans being reduced to less than 10% of the aggregate outstanding principal balance of the Group I and Group II Mortgage Loans on the Cut-Off Date.

          Percent of Initial Class Principal Outstanding (to maturity)

                                [Class MV-1]
Prepayment Scenario               I          II         III        IV         V          VI         VII
Initial Percentage .......       100%       100%       100%       100%       100%       100%       100%
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
Weighted Average Life *(1)       [__]       [__]       [__]       [__]       [__]       [__]       [__]
Weighted Average Life *(2)       [__]       [__]       [__]       [__]       [__]       [__]       [__]

----------
* The weighted average life of an Offered Certificate is determined by (1) multiplying the amount of each distribution in reduction of the related Certificate Principal Balance by the number of years from the date of issuance of the Offered Certificate to the related distribution date, (2) adding the results, and (3) dividing the sum by the original Certificate Principal Balance of the Offered Certificate.

(1)   To maturity.

(2) To optional termination. The optional termination of the trust is dependent on the aggregate outstanding principal balance of the Group I and Group II Mortgage Loans being reduced to less than 10% of the aggregate outstanding principal balance of the Group I and Group II Mortgage Loans on the Cut-Off Date.

          Percent of Initial Class Principal Outstanding (to maturity)

                                  [Class MV-2]
Prepayment Scenario               I          II         III        IV         V          VI         VII
Initial Percentage .......       100%       100%       100%       100%       100%       100%       100%
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
Weighted Average Life *(1)       [__]       [__]       [__]       [__]       [__]       [__]       [__]
Weighted Average Life *(2)       [__]       [__]       [__]       [__]       [__]       [__]       [__]

----------
* The weighted average life of an Offered Certificate is determined by (1) multiplying the amount of each distribution in reduction of the related Certificate Principal Balance by the number of years from the date of issuance of the Offered Certificate to the related distribution date, (2) adding the results, and (3) dividing the sum by the original Certificate Principal Balance of the Offered Certificate.

**    Means less than 1% but greater than 0%.

(1)   To maturity.

(2) To optional termination. The optional termination of the trust is dependent on the aggregate outstanding principal balance of the Group I and Group II Mortgage Loans being reduced to less than 10% of the aggregate outstanding principal balance of the Group I and Group II Mortgage Loans on the Cut-Off Date.

          Percent of Initial Class Principal Outstanding (to maturity)

                                   [Class BV]
Prepayment Scenario               I          II         III        IV         V          VI         VII
Initial Percentage .......       100%       100%       100%       100%       100%       100%       100%
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
[_______, 200_] ..........       [__]       [__]       [__]       [__]       [__]       [__]       [__]
Weighted Average Life *(1)       [__]       [__]       [__]       [__]       [__]       [__]       [__]
Weighted Average Life * (2)      [__]       [__]       [__]       [__]       [__]       [__]       [__]

----------
* The weighted average life of an Offered Certificate is determined by (1) multiplying the amount of each distribution in reduction of the related Certificate Principal Balance by the number of years from the date of issuance of the Offered Certificate to the related distribution date, (2) adding the results, and (3) dividing the sum by the original Certificate Principal Balance of the Offered Certificate.

**    Means less than 1% but greater than 0%.

(1)   To maturity.

(2) To optional termination. The optional termination of the trust is dependent on the aggregate outstanding principal balance of the Group I and Group II Mortgage Loans being reduced to less than 10% of the aggregate outstanding principal balance of the Group I and Group II Mortgage Loans on the Cut-Off Date.

                               CREDIT ENHANCEMENT

      [Overcollateralization Resulting from Cash Flow Structure. The weighted average net interest rate for the mortgage loans in each Group is generally expected to be higher than the weighted average Certificate Rate of the Offered Certificates in the related Group. In addition, to the extent that there is overcollateralization in a Group, these mortgage loans will be generating still further Excess Interest relative to the Certificate Rate of the Offered Certificates in the related Group.

      The pooling and servicing agreement requires that, on each distribution date, Excess Interest of a Group and any Excess Interest of the other Group available on a subordinated basis following required distributions on the other Group be applied as an accelerated payment of principal on the Offered Certificates of the related Group, but only to the limited extent described above. The application of Excess Interest for the payment of principal has the effect of accelerating the amortization of the Offered Certificates of the related Group relative to the amortization of the related mortgage loans, net of any Realized Losses.

      Pursuant to the pooling and servicing agreement, the Excess Interest will be applied as an accelerated payment of principal on the Offered Certificates of the related Group until the related Overcollateralization Amount has increased to the related Required Overcollateralization Amount for that Group.

      If, on any distribution date, the Overcollateralization Amount for a Group is, or, after taking into account all other distributions to be made on the distribution date, would be, greater than the Required Overcollateralization Amount for that Group, then any amounts relating to principal which would otherwise be distributed to the Certificateholders of the related Offered Certificates on the distribution date shall instead be distributed as Excess Interest as provided in the pooling and servicing agreement in an amount equal to the Excess Overcollateralization Amount for such Group.]

      [Allocation of Realized Losses. The pooling and servicing agreement provides generally that on any distribution date all amounts collected on account of principal (other than any amount attributed to the Excess Overcollateralization Amount for a Group) during the prior Due Period will be distributed to the Certificateholders of the related Offered Certificates on the distribution date. If any mortgage loan became a Liquidated Loan during the prior Due Period, the Liquidation Proceeds related to that mortgage loan and allocated to principal may be less than the principal balance of the related mortgage loan. The amount of any insufficiency is referred to as a "Realized Loss." The pooling and servicing agreement provides that the Loan Balance of any mortgage loan which becomes a Liquidated Loan shall thereafter equal zero.

      A "Liquidated Loan" is a mortgage loan with respect to which a determination has been made by the master servicer that all recoveries have been made or that the master servicer reasonably believes that the cost of obtaining any additional recoveries from that loan would exceed the amount of the recoveries.

      The Basic Principal Amount of a Mortgage Loan Group includes the Liquidation Proceeds in respect of principal received upon liquidation of a Liquidated Loan of such Mortgage Loan Group. If such Liquidation Proceeds are less than the unpaid principal balance of the related Liquidated Loan, the aggregate Loan Balance of the mortgage loans in a Mortgage Loan Group will decline more than the aggregate Certificate Principal Balance of the related Offered Certificates. If the difference is not covered by the related Overcollateralization Amount or the application of Excess Interest for that Group or, to the extent available, for the other Group, the class of Subordinate Certificates of such Group then outstanding with the lowest relative payment priority will bear the loss.

      If, following the distributions on a distribution date, the aggregate Certificate Principal Balance of the Offered Certificates of a Group exceeds the aggregate Loan Balance of the mortgage loans in the related Mortgage Loan Group, that is, the related Offered Certificates are undercollateralized, the Certificate Principal Balance of the class of Subordinate Certificates of such Group then outstanding with the lowest relative payment priority will be reduced by the amount of the excess. Any reduction will constitute a Class Principal Carryover Shortfall for the applicable class. Although a Class Principal Carryover Shortfall will not accrue interest, this amount may be paid on a future distribution date to the extent funds are available for distribution as provided above under "Description of the Certificates --Distributions."

      The pooling and servicing agreement does not permit the allocation of Realized Losses to the Senior Certificates. Investors in the Senior Certificates should note that although Realized Losses cannot be allocated to the Senior Certificates, under certain loss scenarios there will not be enough principal and interest paid on the mortgage loans of a Mortgage Loan Group to pay the Senior Certificates all interest and principal amounts to which they are then entitled.

      For all purposes of this prospectus supplement, the Class B Certificates of a Group will have the lowest payment priority of any class of Offered Certificates for such Group.]

      [Crosscollateralization Provisions. Certain Excess Interest amounts with respect to a Mortgage Loan Group on a distribution date will be available on a subordinated basis after required distributions on such Group on such distribution date to cover Subordination Increase Amounts remaining unpaid with respect to the Offered Certificates of the other Group and Class Principal Carryover Shortfalls remaining unpaid with respect to the Subordinate Certificates of the other Group, each as described above under "Description of the Certificates--Distributions."]

      [The Mortgage Insurance Policies. As of the cut-off date, approximately [__]%, as measured by aggregate principal balance, of the mortgage loans (having loan to value ratios in excess of 60% at origination), are covered by loan level mortgage guaranty insurance policies issued by ([_____] the "Mortgage Insurance Policy").

      The following description of the Mortgage Insurance Policy is only a brief outline and does not purport to summarize or describe all of the provisions, terms and conditions of the Mortgage Insurance Policy. For a more complete description of these provisions, terms and conditions, reference is made to the Mortgage Insurance Policy, a copy of which is available upon request from the trustee.]

      [The amount of coverage provided by the Mortgage Insurance Policy varies on a loan-by-loan basis based upon the original loan-to-value ratio of the mortgage loans insured thereunder. The Mortgage Insurance Policy requires that mortgage loans with loan-to-value ratios exceeding 80% at origination must be covered by a separate borrower-paid primary mortgage guaranty insurance policy in addition to the Mortgage Insurance Policy. The Mortgage Insurance Policy will exclude coverage of any claim with respect to any Mortgage Loan that was required to have primary mortgage coverage in addition to the Mortgage Insurance Policy, but for which primary mortgage coverage was not in effect at the time of the claim.]

      [The Mortgage Insurance Policy provides for the payment to [____] of certain initial and renewal premiums with respect to each mortgage loan insured thereunder at rates calculated under the Mortgage

Insurance Policy. Coverage of each mortgage loan under the Mortgage Insurance Policy is conditioned upon timely payment to [___] of such premiums.]

      [The Mortgage Insurance Policy may not be assigned or transferred without the prior written consent of [_______].]

      [Subordination of Subordinated Certificates.] [The rights of the Subordinated Certificates to receive distributions with respect to the mortgage loans will be subordinated to such rights of the Senior Certificates only to the extent described in this prospectus supplement. The subordination of the Subordinated Certificates is intended to increase the likelihood of receipt by the Senior Certificates of the maximum amount to which they are entitled on any distribution date and [following the date on which the amount on deposit in the Reserve Fund has been reduced to zero] to provide such holders protection against losses resulting from Liquidated Mortgages to the extent described herein].]

      [The Reserve Fund.] [ [__________] will establish the reserve fund (the "Reserve Fund")] with a financial institution acceptable to the Rating Agencies to cover a specified amount of certain losses arising from liquidated mortgages, special hazards, and mortgagor bankruptcy, as set forth in the pooling and servicing agreement and as further described below. The initial amount of the Reserve Fund is expected to be approximately $_________, which is equal to the sum of:

      $[____], with respect to special hazard losses,

      $[___] with respect to liquidation losses on the mortgage loans and

      $[_________], with respect to bankruptcy losses, or such other amounts as are acceptable to the Rating Agencies in each case.

      The initial coverage amount of the Reserve Fund is based on the mortgage loans expected to be included in the mortgage pool on the closing date, and is subject to change based on changes in the mortgage pool prior to that date. See "The Mortgage Pool" in this prospectus supplement.].

      The amount of coverage of the Reserve Fund may be canceled or reduced from time to time for each of the risks covered, provided that the then current ratings of the certificates assigned by the Rating Agencies are not adversely affected thereby. In addition, a letter of credit or other collateral may be substituted for the Reserve Fund to the extent acceptable to the Rating Agencies.

      The master servicer will be required to instruct the trustee from time to time to make withdrawals from the Reserve Fund for the benefit of the Certificateholders.

      [Special Hazard Coverage.] [Special hazard coverage under the Reserve Fund will initially equal approximately $________. On each anniversary of the cut-off date, special hazard coverage will be reduced to an amount equal to the amount determined in accordance with the pooling and servicing agreement. However, if special hazard coverage as of such anniversary date has been reduced to an amount less than such amount by reason of payment of special hazard losses, neither the depositor nor the master servicer will be obligated to increase the amount of special hazard coverage on such anniversary of the cut-off date.]

      [Bankruptcy Coverage.] [A portion of the principal balance of a mortgage loan may become unsecured pursuant to a ruling under the federal Bankruptcy Code, resulting in a shortfall in payment of principal and interest resulting from the recasting of any originally scheduled monthly principal and interest payment pursuant to a ruling under the Bankruptcy Code. Bankruptcy coverage under the Reserve Fund will be established in the amount of $________, and will be reduced thereafter as permitted under the pooling and servicing agreement.

      [The coverage amount for each type of coverage under the Reserve Fund will be reduced over the life of the certificates by the aggregate amount of any withdrawals from the Reserve Fund with respect to special hazard losses, liquidation losses or bankruptcy losses, respectively. The amount for each type of coverage may otherwise be reduced to the extent acceptable to the Rating Agencies. If the aggregate amount of withdrawals from the Reserve Fund with respect to a given category of loss reaches the maximum coverage amount for such category, any further losses will be borne by the certificateholders.]

      [Special Hazard Insurance Policy.] [The special hazard insurance policy (the "Special Hazard Insurance Policy") will be issued by _________, a __________ corporation (the "Special Hazard Insurer"). At _________, ____, the Special Hazard Insurer had total assets of approximately $____ million and total policy holders' surplus of $____ million. The claim-paying ability of the Special Hazard Insurer is presently rated ______ by __________.]

      [Subject to the limitations described below, the Special Hazard Insurance Policy covers (i) loss by reason of damage to mortgaged properties caused by certain hazards (including earthquakes and, to a limited extent, mud flows and floods) not insured against under the standard form of hazard insurance policy for the respective states in which the mortgaged properties are located or under a flood insurance policy if the mortgaged property is located in a federally designated flood area and (ii) loss for partial damage caused by reason of the application of the coinsurance clause contained in hazard insurance policies. See "Credit Enhancement--Special Hazard Insurance Policies" in the Prospectus for a description of the hazard insurance and flood insurance coverages required to be maintained for mortgage loans. Claims under the Special Hazard Insurance Policy are limited initially to __% of the aggregate principal balance of the mortgage loans.]

      [Spread Account.] [The pooling and servicing agreement provides for establishment with the trustee of a separate trust account (the "Spread Account"), for the benefit of the holders of the certificates, into which the trustee will deposit upon receipt from the master servicer on each distribution date, [prior to making any payments to the certificateholders], the excess, if any, of the aggregate interest [accrued] [received] during the related Due Period on all of the mortgage notes at their respective mortgage rates [(including the portion of any advance allocable thereto)] over the sum of (i) the interest amount distributable to the [Class ___] Certificates, (ii) the monthly premium due to the certificate guaranty insurer, (iii) any fees due to the issuers of any letters of credit funding the Spread Account and (iv) the Master Servicing Fee (such excess with respect to each Distribution Date, the "Excess Spread"). [Unless otherwise specified by the certificate guaranty insurer,] the trustee is required to retain 100% of the Excess Spread (the "Periodic Excess Spread Amount") in the Spread Account until the amount on deposit therein is equal to an amount specified in the pooling and servicing agreement (the "Base Spread Account Requirement"). After the amount on deposit in the Spread Account is equal to the Base Spread Account Requirement, the amount required to be on deposit in the Spread Account at any time (the "Specified Spread Account Requirement") may be reduced over time as specified in the pooling and servicing agreement. The percentage used in determining the Periodic Excess Spread Amount may be reduced at the sole discretion of the certificate guaranty insurer [with the consent of each person obligated to reimburse issuers of any letters of credit on deposit in the Spread Account for outstanding drawings thereunder (each such person, an "Account Party"),] and the Base Spread Account Requirement may be reduced at the sole discretion of the certificate guaranty insurer, in each case without the consent of any Certificateholder.]

      [On each distribution date amounts, if any, on deposit in the Spread Account will be available to fund any shortfall between the Available Funds for payments on the [Class ___] Certificates; provided that, on and after the date (the "Spread Account Cross-Over Date") on which the aggregate withdrawals from the Spread Account to cover shortfalls in amounts payable on the [Class ___] Certificates attributable to liquidation losses on liquidated mortgages (such withdrawals, "Cumulative Spread Account Receipts") equal an amount specified in the pooling and servicing agreement (the "Subordinated Amount"), no further withdrawals with respect to shortfalls in the amounts required to be paid to the [Class ___] Certificateholders may be made from the Spread Account, and the Specified Spread Account Requirement will thereafter be zero. In addition, the pooling and servicing agreement provides that the Specified Spread Account Requirement for any date shall in no event be greater than the Subordinated Amount as of such date.]

      [On each distribution date, any amounts constituting (i) Excess Spread in excess of the Periodic Excess Spread Amount (the "Remainder Excess Spread Amount"), (ii) amounts in the Spread Account in excess of the Specified Spread Account Requirement as of such distribution date (any such amount, a "Spread Account Excess") and (iii) after the Cross-Over Date, the entire Excess Spread, will be distributed to the holders of the Class R Certificates after repayment of [outstanding draws under any letters of credit and of] unreimbursed advances to the master servicer.]

      Neither the holders of the Class R Certificates nor the master servicer will be required to refund any amounts properly distributed to them, regardless of whether there are sufficient funds on a subsequent distribution date to make a full payment on the [Class ___] Certificates.

                                 USE OF PROCEEDS

      The depositor will apply the net proceeds of the sale of the Offered Certificates [(together with the net proceeds of the sale of the Subordinated Certificates)] to pay to the seller the purchase price of the mortgage loans to be sold to the trust and to pay certain expenses of the offering.

                 [THE CERTIFICATE GUARANTY INSURANCE POLICY AND
                        THE CERTIFICATE GUARANTY INSURER]

      [_____], the certificate guaranty insurer, furnished the following information to us for use in this prospectus supplement.

      [The certificate guaranty insurance policy unconditionally and irrevocably guarantees to any owner of [Class ___ Certificates] that an amount equal to each full and complete Insured Payment will be received by the trustee owner of [Class ___ Certificates] for distribution of their proportionate share of the Insured Payment. The certificate guaranty insurer's obligations under the certificate guaranty insurance policy with respect to a particular Insured Payment will be discharged to the extent funds equal to the applicable Insured Payment are received by the trustee, whether or not such funds are properly applied by the trustee. The certificate guaranty insurer will make Insured Payments only at the time set forth in the certificate guaranty insurance policy and no accelerated Insured Payments will be made regardless of any acceleration of the [Class _] Certificates, unless such acceleration is at the sole option of the certificate guaranty insurer. See "The Pooling and Servicing Agreement-- Termination; Purchase of Mortgage Loans" in the prospectus.]

      [Notwithstanding the foregoing paragraph, the certificate guaranty insurance policy does not cover shortfalls, if any, attributable to the liability of the trust or the trustee for withholding taxes, if any (including interest and penalties in respect of any such liability). Further, the certificate guaranty insurance policy does not guaranty payment of __________.]

      [The certificate guaranty insurer will pay any Insured Payment that is a Preference Amount (as described below) on the business day following receipt on a Business Day by _______, as agent for the certificate guaranty insurer or any successor fiscal agent appointed by the certificate guaranty insurer (the "Fiscal Agent") of:

      (1)   a certified copy of such order;

      (2) an opinion of counsel satisfactory to the certificate guaranty insurer that such order is final and not subject to appeal;

      (3) an assignment in such form as is reasonably required by the certificate guaranty insurer, irrevocably assigning to the certificate guaranty insurer all rights and claims of the owner relating to or arising under the applicable [Class _] Certificates against the debtor which made such preference payment or otherwise with respect to such preference payment; and

      (4) appropriate instruments to effect the appointment of the certificate guaranty insurer as agent for such owner in any legal proceeding related to such preference payment, such instruments being in a form satisfactory to the certificate guaranty insurer, provided that if such documents are received after 12:00 noon, New York City time, on such business day, they will be deemed to be received on the following business day.

      Such payments shall be disbursed to the receiver or trustee in bankruptcy named in the final order of the court exercising jurisdiction on behalf of the owner of the [Class __] Certificate, and not directly unless such owner has returned principal or interest paid on the applicable [Class _] Certificate to such receiver or trustee in bankruptcy, in which case such payment shall be disbursed to such owner.]

      [The certificate guaranty insurer will pay any other amount payable under the certificate guaranty insurance policy no later than 12:00 noon New York City time on the later of the distribution date on which the related amount is due or the business day following receipt in New York, New York on a business day by the Fiscal Agent of the notice required by the certificate guaranty insurance policy; provided that if such notice is received after 12:00 noon New York City time on such business day, it will be deemed to be received on the following business day. If any such notice received by the Fiscal Agent is not in proper form or is otherwise insufficient for the purpose of making claims under the certificate guaranty insurance policy, such notice shall be deemed not to have been received by the Fiscal Agent for purposes of this paragraph, and the certificate guaranty insurer or the Fiscal Agent, as the case may be, shall promptly so advise the trustee and the trustee may submit an amended Notice.]

      [Insured Payments due under the certificate guaranty insurance policy, unless otherwise stated in the certificate guaranty insurance policy, will be disbursed by the Fiscal Agent to the trustee on behalf of the owners of [Class ___] Certificates by wire transfer of immediately available funds in the amount of the Insured Payment less, in respect of Insured Payments related to Preference Amounts, any amount held by the Trustee for the payment of such Insured Payment and legally available therefor.]

      [The Fiscal Agent is the agent of the certificate guaranty insurer only and the Fiscal Agent shall in no event be liable to owners of [Class ____] Certificates for any acts of the Fiscal Agent or any failure of the certificate guaranty insurer to deposit, or cause to be deposited, sufficient funds to make payments due under the certificate guaranty insurance policy.]

      The certificate guaranty insurance policy is not cancelable for any reason. The premiums on the certificate guaranty insurance policy are not refundable for any reason including payment, or provision being made for payment, prior to maturity of the [Class _] Certificates.

      The following terms used in the certificate guaranty insurance policy have the following meanings:

      ["Deficiency Amount" means with respect to any distribution date, ________.]

      ["Insured Payment" means (i) as of any distribution date, any Deficiency Amount and (ii) any Preference Amount.]

      ["Preference Amount" means any amount previously distributed to an owner on the Certificates that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the United States Bankruptcy Code (11 U.S.C.), as amended from time to time, in accordance with a final nonappealable order of a court having competent jurisdiction.]

      [The certificate guaranty insurance policy will be issued under and pursuant to, and shall be construed under, the laws of the State of ___________, without giving effect to the conflict of laws principles thereof.]

      [The insurance provided by the certificate guaranty insurance policy is not covered by the __________ Fund specified in _______ of the __________ Insurance Law.]

      The table below presents selected financial information of the certificate guaranty insurer determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities ("SAP") and generally accepted accounting principles ("GAAP"):

                                 [INSERT TABLE]

                             [THE MORTGAGE INSURER]

      [_____] has been provided as with the following information for inclusion in this prospectus supplement:

      [_____]. [[_____] (the "Mortgage Insurer"), a [_____] corporation with its principal offices in [_____], is a monoline private mortgage insurance company and a wholly-owned subsidiary of [_______]. [_____] is rated "[___]" by [_____], "[___]" by [_____] and "[____]" by [_______] with respect to its insurer financial strength. The rating agency issuing the insurer financial strength rating can withdraw or change its rating at any time. [____]'s business is subject to a number of risks that could materially and adversely affect its claims paying ability. For further information regarding [____], investors are directed to [_____]'s periodic reports filed with the Securities and Exchange Commission, which are publicly available.

                     CERTAIN FEDERAL INCOME TAX CONSEQUENCES

      [The following section in conjunction with the section in the prospectus captioned "Certain Federal Income Tax Consequences" discusses the material federal income tax consequences of the purchase, ownership and disposition of the Offered Certificates. This section must be considered only in connection with "Certain Federal Income Tax Consequences" in the prospectus. The discussion in this prospectus supplement and in the prospectus is based upon laws, regulations, rulings and decisions now in effect, all of which are subject to change. The discussion below and in the prospectus does not purport to deal with all federal tax consequences applicable to all categories of investors, some of which may be subject to special rules. Investors should consult their own tax advisors in determining the federal, state, local and any other tax consequences to them of the purchase, ownership and disposition of the Offered Certificates. No portion of the "Certain Federal Income Tax Consequences" sections of this prospectus supplement or the prospectus constitutes an opinion of counsel, other than the opinions set forth in the second paragraph of "--REMIC Elections" below.]

[REMIC Elections]

      [Two separate elections will be made to treat the assets of the trust as real estate mortgage investment conduits ("REMICs") for federal income tax purposes, creating a two-tiered REMIC structure. The Senior, Subordinate and Class X-IO Certificates will be designated as regular interests in a REMIC (the "Regular Certificates" or the "REMIC Regular Certificates"), and the Class R-1 and Class R-2

Certificates each will be designated as the residual interest in a REMIC (the "Residual Certificates" or the "REMIC Residual Certificates"). In addition, as described below, the Offered Certificates, other than the Class AF-1B, Class AF-2, Class AF-3 and Class AF-4 Certificates, will represent an undivided beneficial ownership interest in an interest rate cap.]

      [Qualification as a REMIC requires ongoing compliance with relevant conditions. Schulte Roth & Zabel LLP, special tax counsel to the depositor, is of the opinion that, for federal income tax purposes, assuming (1) the appropriate REMIC elections are made and (2) compliance with all of the provisions of the pooling and servicing agreement, the REMICs formed pursuant to the pooling and servicing agreement will each constitute a REMIC, the Senior, Subordinate and Class X-IO Certificates will represent ownership of "regular interests" in a REMIC, and the Residual Certificates will be considered the sole class of "residual interests" in each REMIC.]

      [Because the REMIC Regular Certificates will be considered REMIC regular interests, they generally will be taxable as debt obligations under the Internal Revenue Code of 1986, as amended (the "Code"), and interest paid or accrued on the Regular Certificates, including original issue discount with respect to any Regular Certificates issued with original issue discount, will be taxable to certificateholders in accordance with the accrual method of accounting. Some or all of the classes of Offered Certificates may be subject to the original issue discount provisions. We refer you to "Certain Federal Income Tax Consequences" in the prospectus for more detail.]

      [In addition, classes of Offered Certificates may be treated as issued with a premium. We refer you to "Certain Federal Income Tax Consequences" in the prospectus for more detail.]

      [The prepayment assumption that will be used in determining the rate of accrual of original issue discount is [_____]% Prepayment Assumption with respect to the Group I Home Equity Loans and [_____]% CPR with respect to the Group II Home Equity Loans. See "Prepayment and Yield Considerations" in this prospectus supplement for a description of the prepayment assumption models. However, no representation is made as to the rate at which prepayments actually will occur.]

[Carryover Certificates]

      [The pooling and servicing agreement provides for a reserve fund (the "Supplemental Interest Reserve Fund"), which is held by the trustee on behalf of the holders of the Offered Certificates, other than the Class AF-1B, Class AF-2, Class AF-3 and Class AF-4 Certificates (the "Carryover Certificates"). To the extent amounts on deposit are sufficient, holders of the Carryover Certificates will be entitled to receive payments from the fund equal to any WAC Excess due to the application of a cap in the priorities described in "Description of the Certificates--Distributions" in this prospectus supplement. The "WAC Excess" is the portion of the current or carryover interest and any accrued interest thereon being distributed on any particular distribution date with respect to the Carryover Certificates equal to the amount of interest accrued on those Certificates at a rate equal to (a) the excess of the respective Certificate Rate without regard to the cap over the (b) related Certificate Rate as a result of the application of the cap. The amount required to be deposited in the fund on any distribution date (the "Supplemental Interest Reserve Fund Deposit") will equal any WAC Excess as a result of the application of a cap, or, if there is no WAC Excess as a result of the application of a cap on that distribution date, an amount that, when added to amounts already on deposit in the fund, results in the aggregate amount on deposit in the fund being equal to $10,000. Any investment earnings on amounts on deposit in the Supplemental Interest Reserve Fund will be paid to (and will be for the benefit of) the holders of the Class X-IO Certificates and will not be available to pay any WAC Excess as a result of the application of a cap. The

Supplemental Interest Reserve Fund will not be included as an asset of any REMIC created pursuant to the Agreement.]

      [The Regular Certificates, except to the extent of any WAC Excess as a result of the application of a cap allocable to the Regular Certificates which are Carryover Certificates, will be treated as regular interests in a REMIC under section 860G of the Code (the "Regular Interests"). Accordingly, the portion of the Regular Certificates representing the Regular Interests will be treated as (i) assets described in section 7701(a)(19)(C) of the Code, and (ii) "real estate assets" within the meaning of section 856(c)(5)(B) of the Code, in each case to the extent described in the prospectus. Interest on such portion of the Regular Certificates will be treated as interest on obligations secured by mortgages on real property within the meaning of section 856(c)(3)(B) of the Code to the same extent that the portion of the Regular Certificates is treated as real estate assets. We refer you to "Certain Federal Income Tax Consequences" in the prospectus.]

      [The right to receive any WAC Excess as a result of the application of a cap will not be (i) a regular interest in a REMIC under section 860G of the Code, (ii) an asset described in section 7701(a)(19)(C) of the Code, or (iii) a "real estate asset" within the meaning of section 856(c)(5)(B) of the Code. Further, the WAC Excess will not be considered interest on obligations secured by mortgages on real property within the meaning of section 856(c)(3)(B) of the Code.]

      [Each holder of a Carryover Certificate is deemed to own an undivided beneficial ownership interest in two assets: (i) a REMIC Regular Interest, and
(ii) an interest rate cap contract (a "Cap Agreement") under which the WAC Excess as a result of the application of a cap is paid. The Cap Agreement with respect to the Carryover Certificates is not included in any REMIC. The treatment of amounts received by a holder of a Carryover Certificate under the certificateholder's right to receive the WAC Excess as a result of the application of a cap will depend upon the portion of the certificateholder's purchase price allocable thereto. Under the REMIC regulations, each holder of a Carryover Certificate must allocate its purchase price for the Carryover Certificates between its undivided interest in the Carryover Regular Interests and its undivided interest in the Cap Agreement in accordance with the relative fair market values of each property right. No representation is or will be made as to the relative fair market values. Generally, payments made to the Carryover Certificates under the Cap Agreement will be included in income based on, and the purchase price allocated to the Cap Agreement may be amortized in accordance with, the regulations relating to notional principal contracts. In the case of non-corporate holders of Carryover Certificates, the amortization of the purchase price may be subject to limitations as an itemized deduction.]

                        CERTAIN STATE TAX CONSIDERATIONS

      [Because the income tax laws of the states vary, it is impractical to predict the income tax consequences to the Certificateholders in all of the state taxing jurisdictions in which they are subject to tax. Certificateholders are urged to consult their own tax advisors with respect to state and local income and franchise taxes.]

                              ERISA CONSIDERATIONS

      [A fiduciary of a pension, profit-sharing, retirement or other employee benefit plan subject to Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), should consider the fiduciary standards under ERISA in the context of the plan's particular circumstances before authorizing an investment of a portion of the plan's assets in the Offered Certificates. Accordingly, pursuant to Section 404 of ERISA, the fiduciary should consider among other factors:]

      (1) [whether the investment is for the exclusive benefit of plan participants and their beneficiaries;

      (2) whether the investment satisfies the applicable diversification requirements;

      (3) whether the investment is in accordance with the documents and instruments governing the plan;

      (4) whether the investment is prudent, considering the nature of the investment; and

      (5) ERISA's prohibition on improper delegation of control over, or responsibility for, plan assets.]

      [In addition, benefit plans subject to ERISA, as well as individual retirement accounts or types of Keogh plans not subject to ERISA but subject to
Section 4975 of the Code and any entity whose source of funds for the purchase of Offered Certificates includes plan assets by reason of a plan or account investing in the entity (each, a "Plan"), are prohibited from engaging in a broad range of transactions involving Plan assets and persons having specified relationships to a Plan. These transactions are treated as "prohibited transactions" under Sections 406 and 407 of ERISA and excise taxes are imposed upon these persons by Section 4975 of the Code.]

      [An investment in Offered Certificates by a Plan might result in the assets of the trust being deemed to constitute Plan assets, which in turn might mean that aspects of the investment, including the operation of the Trust, might be prohibited transactions under ERISA and the Code. Neither ERISA nor the Code defines the term "plan assets." Under Section 2510.3-101 of the United States Department of Labor regulations (the "Regulation"), a Plan's assets may include an interest in the underlying assets of an entity (including a trust), if the Plan acquires an "equity interest" in the entity, unless exceptions apply. The depositor believes that the Offered Certificates will give Certificateholders an equity interest in the trust for purposes of the Regulation and can give no assurance that the Offered Certificates will qualify for any of the exceptions under the Regulation. As a result, the assets of the trust may be considered the assets of any Plan which acquires an Offered Certificate.]

      [The U.S. Department of Labor ("DOL") has granted to ________________ an administrative exemption (Prohibited Transaction Exemption ("PTE") _____, as amended by PTE 97-34 and as further amended by PTE 2000-58 (the "Exemption")) from the prohibited transaction rules of ERISA which may be applicable to the initial purchase, the holding and the subsequent resale in the secondary market by Plans of pass-through certificates representing a beneficial undivided ownership interest in the assets of a trust that consist of receivables, loans and other obligations such as the mortgage loans that meet the conditions and requirements of the Exemption which may be applicable to the Offered Certificates if __________________ or any of its affiliates is either the sole underwriter or manager or co-manager of the underwriting syndicate, or a selling or placement agent.]

      [The Exemption does not apply to Plans sponsored by the sellers, the depositor, the underwriters, the trustee, the master servicer or any mortgagor with respect to mortgage loans included in the trust constituting more than 5% of the aggregate unamortized principal balance of the assets in the trust or any affiliate of such parties (the "Restricted Group"). No exemption is provided from the restrictions of ERISA for the acquisition or holding of Offered Certificates on behalf of an "Excluded Plan" by any person who is a fiduciary with respect to the assets of the Excluded Plan. For purposes of the Offered Certificates, an Excluded Plan is a Plan sponsored by any member of the Restricted Group. In addition, no Plan's investment in any class of Offered Certificates may exceed 25% of all of the Certificates of the class outstanding at the time of the Plan's acquisition and after the Plan's acquisition of the class of Offered Certificates, no more than 25% of the assets over which the fiduciary has investment authority may be invested in securities of a trust containing assets which are sold or serviced by the same entity. Finally, in the case of initial issuance (but not secondary market transactions), at least 50% of each class of Offered Certificates, and at least 50% of the aggregate interest in the trust, must be acquired by persons independent of the Restricted Group.]

      [The depositor believes that the Exemption will apply to the acquisition, holding and resale of the Offered Certificates by a Plan and that all conditions of the Exemption other than those within the control of the investors have been or will be met.]

      [It is a continuing condition of the Exemption that the rating of the certificates be at least BBB- at the time of their acquisition by a Plan, whether in the initial offering or in the secondary market. Therefore, the acquisition of a Subordinate Certificate on behalf of a Plan will be deemed a representation that the purchaser understands that the applicability of the Exemption is conditioned upon such Subordinate Certificate being rated at least BBB- at such time, unless the purchaser is an insurance company general account purchasing the Subordinate Certificate pursuant to Sections I and III of PTE 95-60.]

      [We refer you to "ERISA Considerations" in the prospectus for more detail.]

      [Before purchasing an Offered Certificate, a fiduciary of a Plan should itself confirm (a) that the Offered Certificates constitute "Securities" for purposes of the Exemption and (b) that the specific conditions set forth in the Exemption and the other requirements set forth in the Exemption will be satisfied.]

      [Any Plan fiduciary considering whether to purchase an Offered Certificate on behalf of a Plan should consult with its counsel regarding the applicability of the fiduciary responsibility and prohibited transaction provisions of ERISA and the Code to the investment.]

                         LEGAL INVESTMENT CONSIDERATIONS

      [The Group I Certificates and the Class MV-2 and Class BV Certificates will not constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984. Accordingly, many institutions with legal authority to invest in comparably rated securities may not be legally authorized to invest in the Certificates.] [The Class AV and Class MV-1 Certificates will constitute "mortgage related securities."] You should consult your own counsel as to whether and to what extent the Offered Certificates constitute legal investments for you.

      [We refer you to "Legal Investment" in the prospectus for more detail.]

                             METHOD OF DISTRIBUTION

      Subject to the terms and conditions set forth in the underwriting agreement, dated [_____], 200[__] (the "Underwriting Agreement"), between the depositor and [__________] as representative of the underwriters named below (the "Underwriters"), the depositor has agreed to sell to the underwriters and the underwriters have agreed to purchase from the depositor the principal amount of the Offered Certificates set forth opposite their respective names. The Offered Certificates will be offered by the underwriters when, as and if issued and sold by the depositor to the underwriters, subject to the underwriters' right to reject any subscription, in whole or in part.

                             Principal Amount  Principal Amount   Principal Amount  Principal Amount   Principal Amount
Underwriter                  of Class AF-1A    of Class AF-1B     of Class AF-2     of Class AF-3      of Class AF-4
-------------------------    ----------------  ----------------   ----------------  ----------------   ----------------
[----------].............    [----------]       [----------]       [----------]      [----------]       [----------]
[----------].............    [----------]       [----------]       [----------]      [----------]       [----------]
[----------].............    [----------]       [----------]       [----------]      [----------]       [----------]
[----------].............    [----------]       [----------]       [----------]      [----------]       [----------]
[----------].............    [----------]       [----------]       [----------]      [----------]       [----------]
                             ------------      -------------      -------------     -------------      -------------
                            $[----------]      $[----------]      $[----------]     $[----------]      $[----------]
                             ============      =============      =============     =============      =============

                             Principal Amount  Principal Amount   Principal Amount  Principal Amount   Principal Amount
Underwriter                  of Class AF-5     of Class AF-6      of Class AF-7     of Class MF-1      of Class MF-2
-------------------------    ----------------  ----------------   ----------------  ----------------   ----------------
[----------].............    [----------]       [----------]       [----------]      [----------]       [----------]
[----------].............    [----------]       [----------]       [----------]      [----------]       [----------]
[----------].............    [----------]       [----------]       [----------]      [----------]       [----------]
[----------].............    [----------]       [----------]       [----------]      [----------]       [----------]
[----------].............    [----------]       [----------]       [----------]      [----------]       [----------]
                             ------------      -------------      -------------     -------------      -------------
                            $[----------]      $[----------]      $[----------]     $[----------]      $[----------]
                             ============      =============      =============     =============      =============

                             Principal Amount  Principal Amount   Principal Amount  Principal Amount   Principal Amount
Underwriter                  of Class BF       of Class AV        of Class MV-1     of Class MV-2      of Class BV
-------------------------    ----------------  ----------------   ----------------  ----------------   ----------------
[----------].............    [----------]       [----------]       [----------]      [----------]       [----------]
[----------].............    [----------]       [----------]       [----------]      [----------]       [----------]
[----------].............    [----------]       [----------]       [----------]      [----------]       [----------]
[----------].............    [----------]       [----------]       [----------]      [----------]       [----------]
[----------].............    [----------]       [----------]       [----------]      [----------]       [----------]
                             ------------      -------------      -------------     -------------      -------------
                            $[----------]      $[----------]      $[----------]     $[----------]      $[----------]
                             ============      =============      =============     =============      =============

      [In the Underwriting Agreement, the underwriters have agreed, subject to the terms and conditions set forth therein, to purchase all of the Offered Certificates, if any are purchased. The depositor has been advised by the underwriters that they propose initially to offer the Offered Certificates to the public at the respective offering prices set forth on the cover page hereof and to certain dealers at such price less a concession not in excess of the respective amounts set forth in the table below (expressed as a percentage of the relative Certificate Balance). The underwriters may allow and such dealers may reallow a discount not in excess of the respective amounts set forth in the table below to certain other dealers.]

 Class                Selling Concession              Reallowance Discount
 -----                ------------------              --------------------
[AF-1A]                  [__________]%                    [__________]%
[AF-1B]                  [__________]%                    [__________]%
[AF-2]                   [__________]%                    [__________]%
[AF-3]                   [__________]%                    [__________]%
[AF-4]                   [__________]%                    [__________]%
[AF-5]                   [__________]%                    [__________]%
[AF-6]                   [__________]%                    [__________]%
[AF-7]                   [__________]%                    [__________]%
[MF-1]                   [__________]%                    [__________]%
[MF-2]                   [__________]%                    [__________]%
 [BF]                    [__________]%                    [__________]%

 Class                Selling Concession              Reallowance Discount
 -----                ------------------              --------------------

 [AV]                    [__________]%                    [__________]%
[MV-1]                   [__________]%                    [__________]%
[MV-2]                   [__________]%                    [__________]%
 [BV]                    [__________]%                    [__________]%

      [The underwriters have informed the depositor that they intend to make a market in the Offered Certificates but have no obligation to do so. There can be no assurance that a secondary market for the Offered Certificates will develop or, if it does develop, that it will continue.]

      [The Seller has agreed to indemnify the underwriters against, or make contributions to the underwriters with respect to, certain liabilities, including liabilities under the Securities Act of 1933, as amended.]

                                  LEGAL MATTERS

      The validity of the Certificates, including certain federal income tax consequences with respect thereto, will be passed upon for the depositor by Schulte Roth & Zabel LLP, 919 Third Avenue, New York, New York.

                                     RATINGS

      It is a condition to the issuance of the Offered Certificates that they receive ratings by [__________] and [__________] as follows:

         Class              [________]                    [________]
         -----
        [AF-1A]            [__________]                  [__________]
        [AF-1B]            [__________]                  [__________]
        [AF-2]             [__________]                  [__________]
        [AF-3]             [__________]                  [__________]
        [AF-4]             [__________]                  [__________]
        [AF-5]             [__________]                  [__________]
        [AF-6]             [__________]                  [__________]
        [AF-7]             [__________]                  [__________]
        [MF-1]             [__________]                  [__________]
        [MF-2]             [__________]                  [__________]
         [BF]              [__________]                  [__________]
         [AV]              [__________]                  [__________]
        [MV-1]             [__________]                  [__________]
        [MV-2]             [__________]                  [__________]
         [BV]              [__________]                  [__________]

      [A securities rating addresses the likelihood of the receipt by holders of Offered Certificates of distributions on the mortgage loans. The rating takes into consideration the characteristics of the mortgage loans and the structural, legal and tax aspects associated with the Offered Certificates. The ratings on the Offered Certificates do not, however, constitute statements regarding the likelihood or frequency of prepayments on the mortgage loans, the likelihood of payment of any Group I Net WAC Cap Carryover or Group II Net WAC Cap Carryover or the possibility that holders of Offered Certificates might realize a lower than anticipated yield.]

      [A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. Each securities rating should be evaluated independently of similar ratings on different securities.]

                             INDEX OF DEFINED TERMS

                                                                            Page
                                                                            ----
1/29 Loans .....................................................            S-20
2/28 Loans .....................................................            S-20
3/27 Loans .....................................................            S-20
60+ Delinquency Percentage (Rolling Three Month) ...............            S-55
Account Party ..................................................            S-92
Base Spread Account Requirement ................................            S-92
Basic Principal Amount .........................................            S-49
Book-Entry Certificates ........................................            S-48
Business Day ...................................................            S-49
Cap Agreement ..................................................            S-97
Carryover Certificates .........................................            S-96
Certificate Account ............................................            S-48
Certificate Group ..............................................            S-47
Certificate Principal Balance ..................................            S-48
Certificate Rate ...............................................            S-56
Certificateholder ..............................................            S-48
Certificateowners ..............................................            S-48
Certificates ...................................................            S-47
Class AF-6 Calculation Percentage ..............................            S-49
Class AF-6 Lockout Distribution Amount .........................            S-49
Class AF-6 Lockout Percentage ..................................            S-50
Class B Certificates ...........................................            S-47
Class B Principal Distribution Amount ..........................            S-50
Class Interest Carryover Shortfall .............................            S-51
Class M-1 Certificates .........................................            S-47
Class M-1 Principal Distribution Amount ........................            S-51
Class M-2 Certificates .........................................            S-47
Class M-2 Principal Distribution Amount ........................            S-51
Class Monthly Interest Amount ..................................            S-52
Class Principal Carryover Shortfall ............................            S-52
Class R Certificates ...........................................            S-47
Class X-IO Certificates ........................................            S-47
Clearstream, Luxembourg ........................................            S-48
Code ...........................................................            S-96
Combined Loan-to-Value Ratio ...................................            S-20
Compensating Interest ..........................................            S-45
Cumulative Loss Event ..........................................            S-52
Cumulative Spread Account Receipts .............................            S-92
Current WAC Excess .............................................            S-96
Deficiency Amount ..............................................            S-94
Delinquency Amount .............................................            S-52
Delinquency Event ..............................................            S-53
Depositor ......................................................             S-1
DTC ............................................................            S-48
Due Dates ......................................................            S-45
Due Period .....................................................            S-53

ERISA ..........................................................            S-97
Euroclear ......................................................            S-48
Excess Interest ................................................            S-53
Excess Overcollateralization Amount ............................            S-53
Excess Spread ..................................................            S-92
Excluded Plan ..................................................            S-98
Fiscal Agent ...................................................            S-93
Fixed Rate Certificates ........................................            S-47
Full Documentation Loans .......................................            S-21
Funding Period .................................................            S-18
GAAP ...........................................................            S-95
Global Securities ..............................................             S-2
Group ..........................................................            S-17
Group I ........................................................            S-17
Group I Certificates ...........................................            S-47
Group I Cumulative Loss Trigger Event ..........................            S-53
Group I Mortgage Loans .........................................            S-17
Group I Net WAC Cap ............................................            S-61
Group I Net WAC Cap Carryover ..................................            S-61
Group II .......................................................            S-17
Group II Certificates ..........................................            S-47
Group II Cumulative Loss Trigger Event .........................            S-53
Group II Mortgage Loans ........................................            S-17
Group II Net WAC Cap ...........................................            S-61
Group II Net WAC Cap Carryover .................................            S-61
Insured Payment ................................................            S-94
Interest Period ................................................            S-62
LIBOR Determination Date .......................................            S-62
Liquidated Mortgage ............................................            S-20
Loan Balance ...................................................            S-54
London Business Day ............................................            S-62
Master Servicing Fee ...........................................            S-44
Monthly Advance ................................................            S-45
Mortgage Index .................................................            S-21
Mortgage Insurer Premium .......................................            S-54
Mortgage Loan Group ............................................            S-17
Net Coupon Rate ................................................            S-61
Non-Offered Certificates .......................................            S-47
OC Floor .......................................................            S-54
Offered Certificates ...........................................            S-47
One-Month LIBOR ................................................            S-62
One-Year CMT ...................................................            S-20
Overcollateralization Amount ...................................            S-54
Periodic Excess Spread Amount ..................................            S-92
Plan ...........................................................            S-98
Preference Amount ..............................................            S-94
Pre-Funded Account .............................................            S-18
Pre-Funded Amount ..............................................            S-18
Principal Distribution Amount ..................................            S-54
PTE ............................................................            S-98

Rating Agencies ................................................            S-61
Realized Loss ..................................................            S-88
Record Date ....................................................            S-54
Reference Banks ................................................            S-62
Regular Certificates ...........................................            S-95
Regular Interests ..............................................            S-97
Remainder Excess Spread Amount .................................            S-92
REMIC Regular Certificates .....................................            S-95
REMIC Residual Certificates ....................................            S-96
Required Overcollateralization Amount ..........................            S-54
Reserve Fund ...................................................            S-90
Residual Certificates ..........................................            S-96
Restricted Group ...............................................            S-98
SAP ............................................................            S-95
Securities .....................................................            S-99
Senior Certificates ............................................            S-47
Senior Enhancement Percentage ..................................            S-55
Senior Principal Distribution Amount ...........................            S-55
Servicing Fee Rate .............................................            S-44
Six-month LIBOR ................................................            S-20
Special Hazard Insurance Policy ................................            S-91
Special Hazard Insurer .........................................            S-91
Specified Spread Account Requirement ...........................            S-92
Spread Account .................................................            S-92
Spread Account Cross-Over Date .................................            S-92
Spread Account Excess ..........................................            S-92
Stepdown Date ..................................................            S-55
Subordinate Certificates .......................................            S-47
Subordinated Amount ............................................            S-92
Subordination Deficiency .......................................            S-55
Subordination Increase Amount ..................................            S-56
Supplemental Interest Reserve Fund .............................            S-96
Supplemental Interest Reserve Fund Deposit .....................            S-96
Telerate Page 3750 .............................................            S-62
Trigger Event ..................................................            S-56
Underwriters ...................................................            S-99
Underwriting Agreement .........................................            S-99
Variable Rate Certificates .....................................            S-47

                                     ANNEX 1

                        GLOBAL CLEARANCE, SETTLEMENT AND
                          TAX DOCUMENTATION PROCEDURES

                                     ANNEX I

          GLOBAL CLEARANCE, SETTLEMENT AND TAX DOCUMENTATION PROCEDURES

      Except under limited circumstances, the globally offered Home Equity Loan Asset Backed Certificates, Series 200_-_ (the "Global Securities") will be available only in book-entry form. Investors in the Global Securities may hold the Global Securities through any of DTC, Euroclear or Clearstream, Luxembourg. The Global Securities will be tradable as home market instruments in both the European and U.S. domestic markets. Initial settlement and all secondary trades will settle in same-day funds.

      Secondary market trading between investors holding Global Securities through Euroclear and Clearstream, Luxembourg will be conducted in the ordinary way in accordance with their normal rules and operating procedures and in accordance with conventional eurobond practice (i.e., seven calendar day settlement).

      Secondary market trading between investors holding Global Securities through DTC will be conducted according to the rules and procedures applicable to U.S. corporate debt obligations and prior mortgage loan asset-backed certificates issues.

      Secondary cross-market trading between Euroclear or Clearstream, Luxembourg and DTC participants holding Offered Certificates will be effected on a delivery-against-payment basis through the respective depositaries of Euroclear and Clearstream, Luxembourg and as DTC participants.

      Non-U.S. holders (as described below) of Global Securities will be subject to U.S. withholding taxes unless the holders meet established requirements and deliver appropriate U.S. tax documents to the securities clearing organizations or their participants.

Initial Settlement

      All Global Securities will be held in book-entry form by DTC in the name of Cede & Co. as nominee of DTC. Investors' interests in the Global Securities will be represented through financial institutions acting on their behalf as direct and indirect participants in DTC. As a result, Euroclear and Clearstream, Luxembourg will hold positions on behalf of their participants through their respective depositaries, which in turn will hold the positions in accounts as DTC participants.

      Investors electing to hold their Global Securities through DTC will follow the settlement practices applicable to prior mortgage loan asset-backed certificates issues. Investor securities custody accounts will be credited with their holdings against payment in same-day funds on the settlement date.

      Investors electing to hold their Global Securities through Euroclear or Clearstream, Luxembourg accounts will follow the settlement procedures applicable to conventional eurobonds, except that there will be no temporary global security and no "lock-up" or restricted period. Global Securities will be credited to the securities custody accounts on the settlement date against payment in same-day funds.

Secondary Market Trading

      Since the purchaser determines the place of delivery, it is important to establish at the time of the trade where both the purchaser's and sellers' accounts are located to ensure that settlement can be made on the desired value date.

      Trading between DTC Participants. Secondary market trading between DTC participants will be settled using the procedures applicable to prior mortgage loan asset-backed certificates issues in same-day funds.

      Trading between Euroclear and/or Clearstream, Luxembourg Participants. Secondary market trading between Euroclear participants or Clearstream, Luxembourg participants will be settled using the procedures applicable to conventional eurobonds in same-day funds.

      Trading between DTC Seller and Euroclear or Clearstream, Luxembourg Purchaser. When Global Securities are to be transferred from the account of a DTC participant to the account of a Euroclear participant or a Clearstream, Luxembourg participant, the purchaser will send instructions to Euroclear or Clearstream, Luxembourg through a Euroclear participant or Clearstream, Luxembourg participant at least one business day prior to settlement. Euroclear or Clearstream, Luxembourg will instruct the respective depositary, as the case may be, to receive the Global Securities against payment. Payment will include interest accrued on the Global Securities from and including the last coupon payment date to and excluding the settlement date, on the basis of either the actual number of days in the accrual period and a year assumed to consist of 360 days or a 360-day year of twelve 30-day months as applicable to the related class of Global Securities. For transactions settling on the 31st of the month, payment will include interest accrued to and excluding the first day of the following month. Payment will then be made by the respective depositary of the DTC participant's account against delivery of the Global Securities. After settlement has been completed, the Global Securities will be credited to the respective clearing system and by the clearing system, in accordance with its usual procedures, to the Euroclear participant's or Clearstream, Luxembourg participant's account. The securities credit will appear the next day (European time) and the cash debt will be back-valued to, and the interest on the Global Securities will accrue from, the value date (which would be the preceding day when settlement occurred in New York). If settlement is not completed on the intended value date (i.e., the trade fails), the Euroclear or Clearstream, Luxembourg cash debt will be valued instead as of the actual settlement date.

      Euroclear participants and Clearstream, Luxembourg participants will need to make available to the respective clearing systems the funds necessary to process same-day funds settlement. The most direct means of doing so is to preposition funds for settlement, either from cash on hand or existing lines of credit, as they would for any settlement occurring within Euroclear or Clearstream, Luxembourg. Under this approach, they may take on credit exposure to Euroclear or Clearstream, Luxembourg until the Global Securities are credited to their accounts one day later.

      As an alternative, if Euroclear or Clearstream, Luxembourg has extended a line of credit to them, Euroclear participants or Clearstream, Luxembourg participants can elect not to preposition funds and allow that credit line to be drawn upon the finance settlement. Under this procedure, Euroclear participants or Clearstream, Luxembourg participants purchasing Global Securities would incur overdraft charges for one day, assuming they cleared the overdraft when the Global Securities were credited to their accounts. However, interest on the Global Securities would accrue from the value date. Therefore, in many cases the investment income on the Global Securities earned during that one-day period may substantially reduce or offset the amount of the overdraft charges, although this result will depend on each Euroclear participant's or Clearstream, Luxembourg participant's particular cost of funds.

      Since the settlement is taking place during New York business hours, DTC participants can employ their usual procedures for sending Global Securities to the respective European depositary for the benefit of Euroclear participants or Clearstream, Luxembourg participants. The sale proceeds will be available to the DTC Seller on the settlement date. Thus, to the DTC participants a cross-market transaction will settle no differently than a trade between two DTC participants.

      Trading between Euroclear or Clearstream, Luxembourg Seller and DTC Purchaser. Due to time zone differences in their favor, Euroclear participants and Clearstream, Luxembourg participants may employ their customary procedures for transactions in which Global Securities are to be transferred by the respective clearing system, through the respective depositary, to a DTC participant. The seller will send instructions to Euroclear or Clearstream, Luxembourg through a Euroclear participant or Clearstream, Luxembourg participant at least one business day prior to settlement. In these cases Euroclear or Clearstream, Luxembourg will instruct the respective depositary, as appropriate, to deliver the Global Securities to the DTC participant's account against payment. Payment will include interest accrued on the Global Securities from and including the last coupon payment to and excluding the settlement date on the basis of either the actual number of days in the accrual period and a year assumed to consist of 360 days or a 360-day year of twelve 30-day months as applicable to the related class of Global Securities. For transactions settling on the 31st of the month, payment will include interest accrued to and excluding the first day of the following month. The payment will then be reflected in the account of the Euroclear participant or Clearstream, Luxembourg participant the following day, and receipt of the cash proceeds in the Euroclear participant's or Clearstream, Luxembourg participant's account would be back-valued to the value date (which would be the preceding day, when settlement occurred in New
York). Should the Euroclear participant or Clearstream, Luxembourg participant have a line of credit with its respective clearing system and elect to be in debt in anticipation of receipt of the sale proceeds in its account, the back-valuation will extinguish any overdraft incurred over that one-day period. If settlement is not completed on the intended value date (i.e., the trade fails), receipt of the cash proceeds in the Euroclear participant's or Clearstream, Luxembourg participant's account would instead be valued as of the actual settlement date.

      Finally, day traders that use Euroclear or Clearstream, Luxembourg and that purchase Global Securities from DTC participants for delivery to Euroclear participants or Clearstream, Luxembourg participants should note that these trades would automatically fail on the sale side unless affirmative action were taken. At least three techniques should be readily available to eliminate this potential problem:

1. borrowing through Euroclear or Clearstream, Luxembourg for one day (until the purchase side of the day trade is reflected in their Euroclear or Clearstream, Luxembourg accounts) in accordance with the clearing system's customary procedures;

2. borrowing the Global Securities in the U.S. from a DTC participant no later than one day prior to settlement, which would give the Global Securities sufficient time to be reflected in their Euroclear or Clearstream, Luxembourg account in order to settle the sale side of the trade; or

3. staggering the value dates for the buy and sell sides of the trade so that the value date for the purchase from the DTC participant is at least one day prior to the value date for the sale to the Euroclear participant or Clearstream, Luxembourg participant.

U.S.  Federal Income Tax Documentation Requirements

      A beneficial owner of Global Securities holding securities through Clearstream, Luxembourg or Euroclear (or through DTC if the holder has an address outside the U.S.) will be subject to the 30% (or in some cases a different rate for backup withholding) U.S. withholding tax that generally applies to payments of interest on registered debt issued by U.S. persons, unless (1) each clearing system, bank or other financial institution that holds customers' securities in the ordinary course of its trade or business in the chain of intermediaries between the beneficial owner and the U.S. entity required to withhold tax complies with applicable certification requirements and
(2) the beneficial owner takes one of the following steps to obtain an exemption or reduced tax rate:

      Exemption for non-U.S. persons (Form W-8BEN or Form W-8IMY). Beneficial owners of Global Securities that are non-U.S. persons can obtain a complete exemption from the withholding tax by filing a signed Form W-8BEN. If the information shown on Form W-8BEN changes, a new Form W-8BEN must be filed within 30 days of the change. However, a non-United States partnership which is the beneficial owner of Global Securities will be required to provide a Form W-8IMY and, unless it has entered into a withholding agreement with the Internal Revenue Service, to attach an appropriate certification obtained from each of its partners and a statement showing the allocation of income among its partners.

      Exemption for non-U.S. persons with effectively connected income (Form W-8ECI). A non-U.S. person, including a non-U.S. corporation or bank with a U.S. branch, for which the interest income is effectively connected with its conduct of a trade or business in the United States, can obtain an exemption from the withholding tax by filing Form W-8ECI.

      Exemption or reduced rate for non-U.S. persons resident in treaty countries (Form W-8BEN). Non-U.S. persons that are beneficial owners residing in a country that has a tax treaty with the United States can obtain an exemption or reduced tax rate (depending on the treaty terms) by filing Form W-8BEN subject to special rules for pass-through entities and other eligibility requirements for treaty benefits.

      Exemption for U.S. persons (Form W-9). U.S. persons can obtain a complete exemption from the withholding tax by filing Form W-9.

      U.S. Federal Income Tax Reporting Procedure. The Global Securities holder files by submitting the appropriate form to the person through whom he holds (e.g., the clearing agency, in the case of persons holding directly on the books of the clearing agency). Forms W-8BEN, W-8IMY and W-8ECI are generally effective for three calendar years. U.S. Person. As used in this prospectus supplement the term "U.S. person" means a beneficial owner of an Offered Certificate that is for United States federal income tax purposes

      1)    a citizen or resident of the United States,

      2) a corporation or partnership created or organized in or under the laws of the United States or of any State thereof or the District of Columbia,

      3) an estate the income of which is subject to United States federal income taxation regardless of its source, or

      4) a trust if a court within the United States is able to exercise primary supervision of the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust.

      As used in this prospectus supplement, the term "non-U.S. person" means a beneficial owner of an Offered Certificate that is not a U.S. person.

This summary does not deal with all aspects of U.S. Federal income tax withholding that may be relevant to foreign holders of the Global Securities or with the application of the extensive withholding regulations that are generally effective with respect to payments made after December 31, 2000 which have detailed rules regarding the determination of beneficial ownership. Investors are advised to consult their own tax advisors for specific tax advice concerning their holding and disposing of the Global Securities.

PROSPECTUS

Home Equity Loan Asset Backed Certificates (Issuable in Series)

The CIT Group Securitization Corporation III
Depositor

      The depositor may periodically establish trusts to issue securities in series backed by mortgage collateral.

      Each trust will consist primarily of:

      o One or more pools of mortgage loans, deeds of trust or similar instruments secured by first or subordinate liens on one- to four-family residential properties, condominiums or planned unit developments, loans secured by manufactured homes or participation interests in those loans.

      o     Private mortgage-backed securities.

      The securities in a series:

      o Will consist of certificates representing interests in, or notes secured by, a trust and will be paid only from the assets of that trust.

      o May include multiple classes of securities with differing payment terms and priorities.

      o     May have the benefit of credit enhancement.

You should carefully consider the Risk Factors beginning on Page 13 in this prospectus.

This prospectus may be used to offer and sell any series of certificates only if accompanied by the prospectus supplement for that series.

The certificates will represent interests in the trusts only and will not represent interests in or obligations of the depositor, CIT Group Inc. or any affiliate of the depositor or CIT Group Inc.

The certificates may be offered to the public through several different methods, including offerings through underwriters.

The certificates of any series will not be insured or guaranteed by any governmental agency or instrumentality or, unless otherwise specified in the related prospectus supplement, by any other person.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

                                 January 3, 2003

              Important notice about information presented in this prospectus and the accompanying prospectus supplement

We provide information to you about the securities in two separate documents that provide progressively more detail:

      o this prospectus, which provides general information, some of which may not apply to your series of certificates; and

      o the accompanying prospectus supplement, which describes the specific terms of your series of certificates.

If the terms of a particular series of certificates vary between this prospectus and the accompanying prospectus supplement, you should rely on the information in the prospectus supplement.

You should rely only on the information provided in this prospectus and the accompanying prospectus supplement, including the information incorporated by reference. We have not authorized anyone to provide you with different information. We are not offering the certificates in any state where the offer is not permitted.

We include cross-references in this prospectus and the accompanying prospectus supplement to captions in these materials where you can find further related discussions. The following Table of Contents and the Table of Contents included in the accompanying prospectus supplement provide the pages on which these captions are located.

You can find a listing of definitions for capitalized terms used in this prospectus under the caption "Index of Defined Terms" in this prospectus.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

PROSPECTUS SUMMARY.............................................................4

RISK FACTORS..................................................................13

THE TRUSTS....................................................................22

USE OF PROCEEDS...............................................................30

THE CIT GROUP SECURITIZATION CORPORATION III, THE DEPOSITOR...................30

RECENT EVENTS.................................................................31

THE CIT GROUP/CONSUMER FINANCE, INC., SELLER AND MASTER SERVICER..............31

THE HOME EQUITY LENDING PROGRAM...............................................32

DESCRIPTION OF THE CERTIFICATES...............................................41

CREDIT ENHANCEMENT............................................................53

YIELD AND PREPAYMENT CONSIDERATIONS...........................................63

THE POOLING AND SERVICING AGREEMENT...........................................66

CERTAIN LEGAL ASPECTS OF THE MORTGAGE LOANS...................................84

CERTAIN FEDERAL INCOME TAX CONSEQUENCES.......................................93

STATE TAX CONSIDERATIONS.....................................................104

ERISA CONSIDERATIONS.........................................................104

LEGAL INVESTMENT.............................................................106

METHOD OF DISTRIBUTION.......................................................108

LEGAL MATTERS................................................................108

FINANCIAL INFORMATION........................................................108

RATINGS .....................................................................108

WHERE YOU CAN FIND MORE INFORMATION..........................................109

INDEX OF DEFINED TERMS.......................................................110

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                               PROSPECTUS SUMMARY

      The following summary is a short description of information contained elsewhere in this prospectus. For this reason, this summary does not contain all of the information that may be important to you. To understand all of the terms of the offering of a series of offered certificates, you should read carefully both this prospectus and the related prospectus supplement, each in its entirety.

Depositor............................  The CIT Group Securitization Corporation
                                       III, a Delaware corporation.

Seller...............................  The entity or entities named as seller in the related prospectus supplement, which will be The CIT Group/Consumer Finance, Inc. ("CIT Consumer Finance") and/or another affiliate of the depositor, unless otherwise specified in your prospectus supplement.

Master Servicer......................  CIT Consumer Finance or such other entity named as master servicer in the related
                                       prospectus supplement.

Trustee..............................  The trustee for each series of certificates will be specified in the
                                       related prospectus supplement.

The Certificates.....................  Home Equity Loan Asset Backed
                                       Certificates, issuable in series. Each
                                       series will be issued under a separate
                                       pooling and servicing agreement.

                                       Each certificate will represent a
                                       beneficial ownership interest in a trust created for the related series. Some of the certificates in a series may not be offered to the public. Each prospectus supplement will specify the class or classes that are being offered.

                                       The certificates of any series may be
                                       issued in one or more classes with
                                       characteristics as specified in the
                                       related prospectus supplement. In these
                                       cases, the characteristics of the
                                       certificates may differ from one another.
                                       Some of these characteristics may
                                       include:

                                       o  the rate at which interest accrues (if
                                          at all);

                                       o  whether the interest rate is fixed,
                                          variable, adjustable or as otherwise
                                          specified in the related prospectus
                                          supplement;

                                       o  the right to receive
                                          disproportionately large or small
                                          distributions of interest with nominal
                                          or no distributions of principal;

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                                      -4-

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                                       o  the right to receive
                                          disproportionately large or small
                                          distributions of principal with
                                          nominal or no distributions of
                                          interest;

                                       o  the right to receive disproportionate
                                          distributions of prepayments of
                                          principal either throughout the lives
                                          of the certificates or during
                                          specified periods;

                                       o  subordination in the right to receive
                                          distributions of scheduled payments of
                                          principal, prepayments of principal,
                                          interest or any combination thereof,
                                          either throughout the lives of the
                                          certificates or during specified
                                          periods;

                                       o  subordination with respect to certain
                                          losses or delinquencies;

                                       o  the right to receive distributions
                                          only after the occurrence of events
                                          specified in the related prospectus
                                          supplement, or to have interest accrue
                                          until such events occur, as specified
                                          in the related prospectus supplement;

                                       o  the right to receive distributions in
                                          accordance with a schedule or formula
                                          or on the basis of collections from
                                          designated portions of the assets in
                                          the related trust;

                                       o  the right to receive all or some of
                                          the remaining payments of principal
                                          and interest on the related loans
                                          after the trust has made all other
                                          payments it is required to make; and

                                       o  the right to receive payments derived
                                          from a specified group or groups of
                                          mortgage assets held by the related
                                          trust.

                                       The timing and amounts of such
                                       distributions may vary among classes,
                                       over time or otherwise as specified in
                                       the related prospectus supplement.

                                       Principal and Interest on the
                                       Certificates

                                       For each class of certificates, the
                                       related prospectus supplement will state:

                                       o  the certificate principal balance;

                                       o  the rate of interest or the method of
                                          determining the rate of interest;

                                       o  the final scheduled distribution date;
                                          and

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                                      -5-

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                                       o  any other payment terms.

                                       Unless otherwise specified in the related prospectus supplement, the certificates will be issuable in fully registered form, in minimum denominations of $1,000 and integral multiples of $1,000 in excess of $1,000, except that one certificate of each class may be issued in a different denomination. See "Description of the Certificates" in this prospectus.

Distributions on the
Certificates.........................  All distributions will be made to certificateholders at the times and in
                                       the priority, manner and amount specified in the related prospectus supplement. The amount allocable to payments of principal and interest on any distribution date will be determined as specified in the related prospectus supplement.

The Mortgage Assets..................  The assets supporting each series of certificates will consist of one or more pools of certain mortgage related assets consisting primarily of:

                                       o  mortgage loans (or participations or
                                          other beneficial interests therein)
                                          secured by mortgages, deeds of trust
                                          or similar security instruments
                                          creating first or subordinate liens on
                                          one- to four-family residential
                                          properties, condominiums, planned unit
                                          developments or manufactured homes;

                                       o  mortgage pass-through certificates or
                                          participation certificates evidencing
                                          an undivided interest in a pool of
                                          mortgage loans or collateralized
                                          mortgage obligations secured by
                                          mortgage loans, together with payments
                                          in respect of such mortgage assets,
                                          which we may also refer to as private
                                          mortgage-backed securities; and

                                       o  certain other accounts, obligations or
                                          agreements, in each case as specified
                                          in the related prospectus supplement.

                                       For a more detailed description of the
                                       mortgage loans, including the criteria
                                       they must meet, and the other property
                                       supporting the certificates, see "The
                                       Trusts--The Mortgage Loans-General" and
                                       "--Private Mortgage-Backed Securities" in this prospectus.

                                       In addition to the mortgage related
                                       assets, each trust will own amounts on
                                       deposit in various trust accounts, which may include:

                                       o  an account into which collections are
                                          deposited;

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                                      -6-

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                                       o  an account to fund post-closing
                                          purchases of additional mortgage
                                          loans;

                                       o  a reserve account or other account
                                          relating to credit enhancement; and

                                       o  any other account identified in the
                                          prospectus supplement.

Pre-Funding Account..................  If provided in the related prospectus supplement, a trust may purchase
                                       additional mortgage assets through the
                                       use of amounts deposited on the closing
                                       date in a pre-funding account. The
                                       pre-funded amount will not exceed 25% of the certificate principal balance. In addition, if provided in the related prospectus supplement, certain additional amounts in respect of interest will be deposited into the pre-funding account or in a separate trust account. The related prospectus supplement will specify:

                                       o  the amount deposited in the
                                          pre-funding account;

                                       o  the conditions which must be satisfied
                                          prior to the purchase of additional
                                          mortgage assets, including the
                                          requisite characteristics of the
                                          mortgage assets;

                                       o  how often mortgage assets may be
                                          purchased; and

                                       o  the time period, or funding period,
                                          during which additional mortgage
                                          assets may be purchased.

                                       Any amounts remaining in the pre-funding account at the end of the funding period will be distributed as a principal prepayment to the holders of the related series of certificates at the time and in the manner set forth in the related prospectus supplement. Unless otherwise specified in the related prospectus supplement, the funding period will not exceed three months from the date the trust for that series is established.

Credit Enhancement...................  The related prospectus supplement will specify the credit enhancement, if any,
                                       for the related certificates. Credit or
                                       payment enhancement may include one or
                                       more of the following:

                                       o  subordination of one or more classes
                                          of certificates;

                                       o  collateralization greater than the
                                          aggregate certificate principal
                                          balance of the offered certificates;

                                       o  establishment of a reserve fund;

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                                      -7-

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                                       o  a certificate guaranty insurance
                                          policy;

                                       o  a mortgage pool insurance policy;

                                       o  mortgage guaranty insurance;

                                       o  a special hazard insurance policy or
                                          policies;

                                       o  a bankruptcy bond or bonds;

                                       o  cross collateralization with one or
                                          more separate trusts or asset groups
                                          within the same trust;

                                       o  "excess spread" or interest earned on
                                          the mortgage loans in excess of the
                                          amount required to be paid on the
                                          certificates;

                                       o  cash deposits;

                                       o  surety bonds;

                                       o  letters of credit;

                                       o  interest rate swaps, caps, floors and
                                          other derivative products;

                                       o  guaranteed investment contracts;

                                       o  third party guarantees; and

                                       o  other agreements with respect to third
                                          party payments or other support.

                                       Limitations or exclusions from coverage
                                       could apply to any form of credit
                                       enhancement. The prospectus supplement
                                       will describe the credit enhancement and related limitations and exclusions applicable for securities issued by the trust. For more information about credit enhancement see "Credit Enhancement" in this prospectus.

Transfer and Servicing of
Mortgage Assets......................  The seller will transfer the related mortgage assets to each trust pursuant to a pooling and servicing agreement and each trust will assign its rights and benefits under the pooling and servicing agreement to the trustee as security for the certificates. The master servicer will agree with the trust to be responsible for servicing, managing and making collections on the mortgage assets.

                                       For more information about the transfer
                                       and servicing of the receivables, see
                                       "The Pooling and Servicing Agreement" in this prospectus.

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                                      -8-

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Servicing Fees.......................  Each trust will pay the master servicer a fee for servicing the mortgage assets
                                       based on the outstanding balance of the
                                       mortgage assets. The amount of the fee
                                       will be specified in the prospectus
                                       supplement. The master servicer will also be entitled to retain as supplemental servicing compensation:

                                       o  late fees;

                                       o  other administrative fees or similar
                                          charges; and

                                       o  reinvestment earnings on payments
                                          received on the mortgage assets.

Advances.............................  Unless otherwise specified in the related prospectus supplement, the master
                                       servicer will be required to remit to the trustee the amount, if any, by which (1) 30 days' interest at the mortgage rate (or, if specified in the related prospectus supplement, at the adjusted mortgage loan remittance rate) on the then outstanding principal balance of a mortgage loan exceeds (2) the amount received by the master servicer in respect of interest on the mortgage loan as of the related record date. Any advances by the master servicer will be reimbursable to the master servicer out of:

                                       o  recoveries on the specific mortgage
                                          assets with respect to which such
                                          advances were made and any other
                                          amount that would otherwise be
                                          distributed to the holder or holders
                                          of certificates representing the
                                          residual interest of a trust for which
                                          a "real estate mortgage investment
                                          conduit" election has been made; and

                                       o  cash otherwise distributable to
                                          certificateholders (including senior
                                          certificateholders) to the extent that
                                          the master servicer determines that
                                          any such advances previously made are
                                          not ultimately recoverable.

                                       For a more detailed description of
                                       advances to be made by the master
                                       servicer, see "Description of the
                                       Certificates--Advances and Compensating
                                       Interest" in this prospectus.

                                       Any obligation to make advances may be
                                       subject to limitations as specified in
                                       the related prospectus supplement. If
                                       provided in the related prospectus
                                       supplement, the obligation of the master servicer to make such advances will be limited to amounts corresponding to delinquent interest payments on a mortgage loan and/or will be limited to amounts that the master servicer believes will be recoverable out of late payments by mortgagors on a mortgage loan, liquidation proceeds, insurance proceeds or otherwise.

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                                      -9-

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Compensating Interest................  Unless otherwise specified in the related prospectus supplement, with respect to
                                       principal payments on mortgage loans made in advance of their scheduled due date, the master servicer will be required to remit to the trustee, from amounts otherwise payable to the master servicer as servicing compensation, an amount equal to any excess of (1) 30 days' interest on the principal balance of each such mortgage loan as of the beginning of the related due period at the applicable mortgage rate (or, if specified in the related prospectus supplement, at the adjusted mortgage loan remittance rate) over (2) the amount of interest actually received on the related mortgage loan during such due period.

Optional Termination.................  The master servicer or an affiliate of the master servicer may have the option
                                       to effect early termination of a series
                                       of certificates through the purchase of
                                       the mortgage assets and other assets in
                                       the related trust under the circumstances and in the manner specified in the related prospectus supplement and in this prospectus under "The Pooling and Servicing Agreement--Termination;
                                       Purchase of Mortgage Loans."

Mandatory Termination................  The trustee, the master servicer or certain other entities specified in the
                                       related prospectus supplement may be
                                       required to effect early termination of a series of certificates under the circumstances and in the manner specified in the related prospectus supplement and in this prospectus under "The Pooling and Servicing Agreement--Termination;
                                       Purchase of Mortgage Loans."

Legal Investment.....................  The prospectus supplement for each series of certificates will specify which, if
                                       any, of the classes of certificates
                                       offered thereby will constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984 or SMMEA. For more information on SMMEA, see "Legal Investment" in this prospectus.

Certain Federal Income Tax
Consequences.........................  The federal income tax consequences to certificateholders will vary depending on whether one or more elections are made to treat the trust or specified portions thereof as a "real estate mortgage investment conduit" under the provisions of the Internal Revenue Code of 1986, as amended. The prospectus supplement for each series of certificates will specify whether such an election will be made. Investors are advised to consult their tax advisors and to review "Certain Federal Income Tax Consequences" in this prospectus and, if applicable, in the related prospectus supplement.

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                                      -10-

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ERISA Considerations.................  A fiduciary of any employee benefit plan or other retirement plan or arrangement
                                       (including individual retirement
                                       accounts, certain Keogh plans, and
                                       collective investment funds, separate
                                       accounts and insurance company general
                                       accounts in which such plans, accounts or arrangements are invested) subject to the Employee Retirement Income Security Act of 1974, as amended, or the Internal Revenue Code of 1986, as amended, should carefully review with its legal advisors whether an investment in certificates will cause the assets of the related trust to be considered plan assets under the Department of Labor regulations set forth in 29 C.F.R. Section 2510.3-101, thereby subjecting the trustee and the master servicer to the fiduciary investment standards of the Employee Retirement Income Security Act of 1974, as amended, and whether the purchase, holding or transfer of certificates could give rise to a transaction prohibited or not otherwise permissible under the Employee Retirement Income Security Act of 1974, as amended, or the Internal Revenue Code of 1986, as amended, or subject to the excise tax provisions of
                                       Section 4975 of the Internal Revenue Code of 1986, as amended, unless a Department of Labor administrative exemption applies. See "ERISA Considerations" herein and in the related prospectus supplement. If specified in the related prospectus supplement, certain classes of certificates may not be transferred unless the trustee and the Depositor are furnished with a letter of representation or an opinion of counsel to the effect that such transfer will not result in a violation of the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended, and the Internal Revenue Code of 1986, as amended, and will not subject the trustee, the Depositor or the master servicer to additional obligations. See "Description of the
                                       Certificates--General" and "ERISA
                                       Considerations" herein and in the related prospectus supplement.

Registration of
Certificates.........................  If specified in the related prospectus supplement, certificates will be
                                       represented by global certificates
                                       registered in the name of Cede & Co., as nominee of The Depository Trust Company, or another nominee. In such case, certificateholders will not be entitled to receive definitive certificates representing such certificateholders' interests, except in certain circumstances described in the related prospectus supplement. If specified in the related prospectus supplement, certificateholders may also hold certificates of a series through Clearstream Banking, societe anonyme or the Euroclear System in Europe, if they are participants in such systems or indirectly through

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                       organizations that are participants in
                                       such systems. See "Description of the
                                       Certificates--Book-Entry Certificates"
                                       herein.

--------------------------------------------------------------------------------

                                  RISK FACTORS

      This prospectus and the related prospectus supplement will describe material risk factors related to your certificates. The certificates offered under this prospectus and the related prospectus supplement are complex securities. You should possess, either alone or together with an investment advisor, the expertise necessary to evaluate the information contained in this prospectus and the related prospectus supplement in the context of your financial situation and tolerance for risk.

      You bear the risk of mortgagor defaults; some kinds of mortgage loans may be especially prone to defaults.

      Because your certificates are backed by mortgage loans, your investment may be affected by, among other things, a decline in real estate values or changes in mortgage market rates. You should be aware that the value of the mortgaged properties may decline. If the outstanding balance of a mortgage loan, together with any senior liens on the mortgaged properties, is greater than the value of the mortgaged properties, there is an increased risk of delinquency, foreclosure and losses. To the extent your certificates are not covered by credit enhancements, you will bear all of the risks resulting from defaults by mortgagors and you will have to look to the value of the mortgaged properties to recover the outstanding principal and unpaid interest of the defaulted mortgage loans.

         In addition, several types of mortgage loans which have higher than average rates of default or loss may be included in the trust that issues your certificates. The following types of loans may be included:


      o mortgage loans that do not fully amortize over their terms to maturity, which are sometimes referred to as "Balloon Loans." The stated maturity of a Balloon Loan is less than the period of time required to amortize the Balloon Loan principal based upon the monthly payment amount. Consequently, upon the maturity of a Balloon Loan, the mortgagor will be required to make a balloon payment that will be significantly larger than the previous monthly payments;

      o mortgage loans, referred to as "Call Loans," which permit the mortgagee to require the mortgagor to pay the full principal balance of the mortgage loan on a specified date before its scheduled maturity date. If the mortgagee exercises the call option in a Call Loan, the mortgagor will be required to make a payment that will be significantly larger than the previous monthly payments;

      o adjustable rate mortgage loans and other mortgage loans that provide for escalating or variable payments by the mortgagor. The mortgagor may have qualified for those loans based on an income level sufficient to make the initial payments only. As the payments increase, the likelihood of default will increase;

      o loans secured by second or more junior liens. A substantial proportion of CIT Consumer Finance's residential mortgage loans historically have been junior liens. In most cases the senior mortgage or deed of trust will not be included in the mortgage pool. Junior lien loans may have a higher rate of default than that of senior lien loans on comparable properties, and there is a risk that there will not be adequate funds in connection with a foreclosure of the related senior lien to satisfy both the senior mortgage and the junior lien loan, which may cause these loans to be effectively unsecured;

      o mortgage loans that are concentrated in one or more regions, states or zip codes of the United States. Certain geographic regions from time to time will experience weaker regional economic conditions and housing markets than will other regions, and, consequently, will experience higher rates of loss and delinquency on mortgage loans generally. Information about the geographic concentration of mortgaged properties will be specified in the related prospectus supplement; and

      o loans that are recently originated as of the date of inclusion in the related mortgage pool. Although little data is available, defaults on mortgage loans are generally expected to occur with greater frequency in their early years.

      Balloon Loans and Call Loans involve a greater degree of risk because the ability of a mortgagor to repay a Balloon Loan at maturity or a Call Loan on the date a call option is exercised frequently will depend on the mortgagor's ability to refinance the loan or sell the related mortgaged property. The ability of a mortgagor to refinance such a mortgage loan will be affected by a number of factors, including the level of available mortgage rates at the time, the value of the related mortgaged property, the mortgagor's equity in the related mortgaged property, the creditworthiness of the mortgagor, the tax laws and general economic conditions at the time. Although low interest rates may facilitate the refinancing of a balloon payment, low interest rates may also produce a lower than average return once the proceeds are received and reinvested. Conversely, high interest rates may make it more difficult for the mortgagor to accomplish a refinancing and may result in delinquencies or defaults.

      There is no source of payments for your certificates other than payments on the mortgage loans and any credit enhancement.

      When you buy a certificate, you will not own an interest in or obligation of the depositor, the seller, the master servicer, CIT Group Inc. or any of their respective affiliates. You will own an interest in the trust. Your payments come only from assets in the trust. Therefore, the mortgagors' payments on the mortgage loans included in the trust (and any credit enhancement) will be the sole source of payments to you. If those amounts are insufficient to make required payments of principal or interest to you, there is no other source of payments. Unless expressly provided in the related prospectus supplement, none of the mortgage loans will be insured or guaranteed by any governmental agency or instrumentality or any other person.

      The yield of your certificates will vary based on a variety of factors, including rates of collection and prepayment.

      The yield to maturity of the certificates of each series will depend on a variety of factors, including:

      o the rate and timing of payment of principal on the mortgage loans (including prepayments, liquidations due to defaults, and repurchases due to breaches of representations and warranties);

      o     the price paid by certificateholders; and

      o higher or lower than anticipated rates of prepayments on the related mortgage loans.

      The rate of prepayments is one of the most important and least predictable of these factors. Unless otherwise specified in the related prospectus supplement, the mortgage loans generally may be prepaid in whole or in part at any time.

      In general, if a class of certificates is purchased at a price higher than its outstanding principal balance and principal distributions on such class occur faster than assumed at the time of purchase, the yield will be lower than anticipated. Conversely, if a class of certificates is purchased at a price lower than its outstanding principal balance and principal distributions on that class occur more slowly than assumed at the time of purchase, the yield will generally be lower than anticipated.

      Prepayment rates may be affected by:

      o voluntary early payments by mortgagors (including payments in connection with refinancings);

      o sales of mortgaged properties subject to "due on sale" provisions and liquidations due to default;

      o mandatory prepayments relating to unused funds held in pre-funding accounts, if any;

      o the receipt of proceeds from physical damage, credit life and disability insurance policies, if any;

      o the amounts of, and interest rates on, the underlying senior mortgage loans, with respect to a pool of junior mortgage loans;

      o the use of first-lien mortgage loans as long-term financing for home purchases and the use of junior lien mortgage loans as shorter-term financing for a variety of purposes, including home improvement, education expenses and purchases of consumer durables such as automobiles;

      o any future limitations on the right of borrowers to deduct interest payments on home equity mortgage loans for federal income tax purposes; and

      o     refinancings by a seller of the mortgage loan.

      The mortgage loans generally contain "due on sale" provisions, and the master servicer will be required to enforce such provisions unless (1) such enforcement will impair or threaten to impair any recovery under any related primary mortgage insurance policy or will materially increase the risk of default or delinquency on, or materially decrease the security for, such mortgage loan or (2) such enforcement is not permitted by applicable law or the applicable mortgage, in which case the master servicer is authorized to permit the purchaser of the related mortgaged property to assume the mortgage loan. For further information regarding the operation of "due on sale" clauses in the mortgage loans, see "The Pooling and Servicing Agreement--Enforcement of Due on Sale Clauses" and "Certain Legal Aspects of the Mortgage Loans--Due on Sale Clauses" in this prospectus.

      In addition, repurchases of mortgage loans from a trust or substitution adjustments required to be made as a result of breaches of representations and warranties about the mortgage loans will have the same effect on the certificateholders as a prepayment of such mortgage loans. For further information on how prepayments may affect the timing of payments on your certificates, see "Yield and Prepayment Considerations" in this prospectus.

      Collections on the mortgage loans may vary due to the level of:

      o     delinquent payments;

      o     prepayments;

      o     financial status of the mortgagor;

      o     seasonal purchasing; and

      o     payment habits of mortgagors.

      The rate of principal payments on pools of mortgage loans is influenced by a variety of economic, geographic, social and other factors. For example, if currently offered mortgage rates fall below the rates on the mortgage loans in a pool, the prepayment rate on the mortgage loans in that pool could increase. On the other hand, if currently offered mortgage rates rise above the rates on the mortgage loans in the pool, the prepayment rate could decrease.

      The master servicer may be subject to conflicts of interest with respect to certain mortgage loans which may adversely affect the collectability of mortgage loans that secure the obligations under your certificates.

      CIT Consumer Finance, which will be the master servicer unless otherwise specified in the prospectus supplement, may hold both a senior mortgage and a junior lien loan on the same mortgaged property (or CIT Consumer Finance may in the future originate a mortgage loan which is junior to a mortgage loan included in the mortgage pool). In such circumstances, CIT Consumer Finance may, in its role as master servicer, be required to make decisions regarding a mortgage loan which could adversely affect the value or collectability of a mortgage held by CIT Consumer Finance, or by a trust for which CIT Consumer Finance acts as servicer, on the same mortgaged property and which may reduce the amount available for payment on your certificates.

      There may be delays in liquidating defaulted mortgage loans; liquidation expenses can decrease the amount realized on defaulted loans.

      Substantial delays may be encountered in connection with the liquidation of defaulted mortgage loans, which can delay the receipt of related proceeds. Further, the master servicer will be entitled to deduct from liquidation proceeds all expenses reasonably incurred in attempting to recover amounts due on the related liquidated mortgage loan and not yet repaid, including payments to prior lienholders, accrued master servicing fees, legal fees and costs of legal action, real estate taxes and maintenance and preservation expenses, which will reduce the amount of liquidation proceeds available for payment to you. If the mortgaged properties fail to provide adequate security for the related mortgage loans and insufficient funds are available from any applicable credit enhancement, you could experience a loss on your investment.

      You will bear the risks associated with fluctuations in the value of the mortgaged properties and adverse changes in economic conditions.

      The values of the mortgaged properties may decrease. If the residential real estate market experiences an overall decline in property values such that the outstanding principal balances of the mortgage loans (and any additional financing by other lenders on the mortgaged properties) in a particular mortgage pool become equal to or greater than the value of the mortgaged properties, then delinquencies, foreclosures and losses could increase. In addition, adverse economic conditions and other factors (which may or may not affect real property values) may increase the rates of delinquencies, foreclosures and losses with respect to any mortgage pool. If such losses are not offset by credit enhancement arrangements, such losses will reduce the amount available for payment to you on the certificates.

      Other factors affecting mortgagors' ability to repay mortgage loans include:

      o reduced demand for units in an area resulting from an oversupply of housing stock or a decrease in employment;

      o     federal, state or local regulations and controls affecting rents;

      o     prices of goods and energy;

      o     environmental restrictions;

      o     increasing labor and material costs; and

      o     the relative attractiveness of the mortgaged properties.

      If such losses are not covered by credit enhancement, you could experience a loss on your investment.

      Applicable state and federal laws may limit the ability to collect on mortgage loans, which could result in losses on your certificates.

      Applicable state laws generally regulate interest rates and other charges and require specific disclosures. In addition, other state laws, public policy and general principles of equity relating to the protection of consumers, unfair and deceptive practices and debt collection practices may apply to the origination, servicing and collection of the loans. Depending on the provisions of the applicable law and the specific facts and circumstances involved, violations of these laws, policies and principles may limit the ability of the master servicer to collect all or part of the principal of or interest on the loans, may entitle borrowers to refunds of amounts previously paid and, in certain circumstances, could subject the owner of the mortgage loan to damages and administrative enforcement.

      The mortgage loans are also subject to federal laws, including:

      o the federal Truth in Lending Act and Regulation Z promulgated under the Truth in Lending Act, which require particular disclosures to borrowers regarding the terms of the loans;

      o the Equal Credit Opportunity Act and Regulation B promulgated under the Equal Credit Opportunity Act, which prohibit discrimination on the basis of age, race, color, sex, religion, marital status, national origin, receipt of public assistance or the exercise of any right under the Consumer Credit Protection Act, in the extension of credit;

      o the Americans with Disabilities Act, which, among other things, prohibits discrimination on the basis of disability in the full and equal enjoyment of the goods, services, facilities, privileges, advantages or accommodations of any place of public accommodation;

      o the Fair Credit Reporting Act, which regulates the use and reporting of information related to a borrower's credit experience; and

      o the Home Ownership and Equity Protection Act of 1994, which amended the federal Truth in Lending Act as it applies to mortgages subject to the Home Ownership and Equity Protection Act of 1994, and requires certain additional disclosures, specifies the timing of such disclosures and limits or prohibits the inclusion of certain provisions in mortgages.

      Violations of particular provisions of these federal laws may limit the ability of the master servicer to collect all or part of the principal of or interest on the loans, and in addition could subject the trust to damages and administrative enforcement. In this event, you could experience a loss on your investment. The holders of the subordinate certificates would be the first to bear these losses.

      Some of the mortgage loans included in a trust may be underwritten with, and finance the cost of, credit insurance. From time to time, originators of mortgage loans that finance the cost of credit insurance have been named in legal actions brought by federal and state regulatory authorities alleging that certain practices relating to the sale of credit insurance constitute violations of law. Although the master servicer has procedures in place to ensure compliance with applicable law, if such an action was brought against the master servicer with respect to mortgage loans included in a trust and was successful, it is possible that a borrower could be entitled to refunds of amounts previously paid or that the trust could be subject to damages and administrative enforcement, which would reduce the amount available for payment on the certificates and could result in losses to you.

      In addition, numerous other federal and state statutory provisions, including the federal bankruptcy laws, the Soldiers' and Sailors' Civil Relief Act of 1940, as amended, and state debtor relief laws, may also adversely affect the master servicer's ability to collect the principal of or interest on the loans and you may suffer a loss if the applicable laws result in these loans being uncollectible. The holders of the subordinate certificates would be the first to bear these losses.

      The bankruptcy of the depositor, the seller, an originator or any of their affiliates can affect payments of the mortgage loans and affect payments on your certificates.

      If the depositor, the seller, an originator or any of their affiliates were to become the subject of a bankruptcy or insolvency proceeding, the court or a receiver or conservator could exercise control over the mortgage loans on an interim or a permanent basis. Although steps have been taken to minimize this risk, a trustee in bankruptcy of these entities or any of their affiliates or another interested party could argue in the bankruptcy or insolvency proceeding that:

      o the transfers of the mortgage loans were not sales of the mortgage loans but instead were borrowings secured by a security interest in the mortgage loans; or

      o the mortgage loans are necessary for these entities or any of their affiliates to reorganize.

If these or similar arguments were made, whether successfully or not, payments to you could be delayed or reduced.

      Moreover, in a bankruptcy or insolvency proceeding, the trustee and the holders of certificates could be prohibited from taking any action to enforce the pooling and servicing agreement or any other related document against these entities or any of their affiliates without the permission of the bankruptcy court or the receiver or conservator. You may also be required to return payments already received. If any of these events were to occur, payments to you could be delayed or reduced. Regardless of any ruling made by a court in a bankruptcy or insolvency proceeding involving these entities or any of their affiliates, the fact that a bankruptcy or insolvency proceeding has been commenced could have an adverse effect on the liquidity and value of the certificates. The most subordinate certificates outstanding would be the first to bear any delays or losses.

      In the event of a bankruptcy of the master servicer, the trustee in bankruptcy for the master servicer could prevent the termination of the master servicer as servicer of the mortgage loans if no event of default under the pooling and servicing agreement exists other than the bankruptcy or financial condition of the master servicer. This prevention could result in a delay or possibly a reduction in payments on the offered certificates to the extent the master servicer received, but did not deposit with the trustee, contract collections before the date of bankruptcy. The most subordinate certificates would be the first to bear these delays or losses.

      Credit enhancements may be limited or reduced and this may cause your securities to bear more risk of mortgagor defaults.

      The prospectus supplement for your certificates may specify that credit enhancements will provide some protection to cover certain types of losses on the underlying mortgage loans. The forms of credit enhancement include (but are not limited to) the following: subordination of one or more classes of certificates of such series; a letter of credit; a financial guaranty insurance policy; a mortgage pool insurance policy; a special hazard insurance policy; a reserve fund; a spread account; a cash collateral account; overcollateralization; cross collateralization or other type of credit enhancement. For a description of how some of these types of credit enhancement operate, see "Credit Enhancement" in this prospectus.

      Regardless of the form of credit enhancement, an investor should be aware that:

      o     the amount of coverage is usually limited;

      o the amount of coverage will usually be reduced over time according to a schedule or formula;

      o the particular forms of credit enhancement may provide coverage only to some types of losses on the mortgage loans and not to other types of losses;

      o the particular forms of credit enhancement may provide coverage only to some certificates or notes and not other securities of the same series; and

      o if the applicable rating agencies believe that the rating on the securities will not be adversely affected, some types of credit enhancement may be reduced or terminated.

      The ratings of your certificates may be lowered or withdrawn, and do not take into account risks other than credit risks which you will bear.

      Any class of certificates issued under this prospectus and the related prospectus supplement will be rated in the rating categories specified in the related prospectus supplement by each rating agency identified in the related prospectus supplement. A rating is based on the adequacy of the value of the trust assets and any credit enhancement for that class, and reflects the rating agency's assessment of how likely it is that holders of the class of certificates will receive the payments to which they are entitled. A rating does not constitute an assessment of how likely it is that principal prepayments on the underlying mortgage loans will be made, the degree to which the rate of prepayments might differ from that originally anticipated or the likelihood that the certificates will be redeemed early. A rating is not a recommendation to purchase, hold or sell certificates because it does not address the market price of the certificates or the suitability of the certificates for any particular investor.

      A rating may not remain in effect for any given period of time and the rating agency could lower or withdraw the rating entirely in the future. For example, the rating agency could lower or withdraw its rating due to:

      o a decrease in the adequacy of the value of the trust assets or any related credit enhancement or an adverse change in the financial or other condition of a credit enhancement provider; or

      o a change in the rating of the credit enhancement provider's long-term debt.

      The amount, type and nature of credit enhancement established for a class of securities will be determined on the basis of criteria established by each rating agency rating classes of the securities. These criteria are sometimes based on an actuarial analysis of the behavior of similar mortgage loans in a larger group. That analysis is often the basis on which each rating agency determines the amount of credit enhancement required for a class. The historical data supporting any actuarial analysis may not accurately reflect future experience, and the data derived from a large pool of similar mortgage loans may not accurately predict the delinquency, foreclosure or loss experience of any particular pool of mortgage loans.

      Commingling of collections could result in reduced payments to you.

      If the requirements specified under "The Pooling and Servicing Agreement--Payments on Mortgage Assets; Deposits to Certificate Account" are met, the master servicer may deposit payments and collections received on the mortgage loans in the certificate account monthly on the deposit date. Until the master servicer makes such a monthly deposit into the certificate account, the master servicer may invest collections on the mortgage loans at its own risk and for its own benefit and need not segregate the collections from its own funds. If the master servicer is unable to make these deposits or becomes insolvent, you could incur a loss with respect to collections not deposited in the certificate account.

      Environmental conditions with respect to your mortgaged properties may result in losses on your certificates.

      Real property pledged as security to a lender may be subject to environmental risks. Under the laws of some states, contamination of a property may give rise to a lien on the property to assure the payment of costs of clean-up. In several states, this type of lien has priority over the lien of an existing mortgage or owner's interest against real property. In addition, under the laws of some states and under the federal Comprehensive Environmental Response, Compensation and Liability Act of 1980, a lender may be liable, as an owner or operator, for costs of addressing releases or threatened releases of hazardous substances that require remedy at a property, if agents or employees of the lender have become sufficiently involved in the operations of the borrower, regardless of whether or not the environmental damage or threat was caused by a prior owner. A lender also risks liability on foreclosure of the mortgaged property. Your certificates will be subject to these risks to the extent they are applicable to properties securing mortgage loans in the related trust.

      Lack of hazard insurance with respect to your mortgaged properties may result in losses on your certificates.

      Although the originators generally will require evidence of valid hazard insurance policies prior to closing, the master servicer is not obligated to maintain hazard insurance policies, and does not currently pay hazard insurance premiums if a mortgagor has not paid insurance premiums to maintain in effect the hazard insurance policy for the related mortgaged property. As a result, there may be mortgaged properties not covered by hazard insurance policies. To the extent such mortgaged properties suffer realized losses as a result of insurable hazards, such realized losses may be borne by your certificates.

      There are consequences associated with owning book-entry certificates.

      o Limit on Liquidity of Certificates. Issuance of the certificates in book-entry form may reduce the liquidity of such certificates in the secondary trading market since investors may be unwilling to purchase certificates for which they cannot obtain physical certificates.

      o Limit on Ability to Transfer or Pledge. Since transactions in the book-entry certificates can be effected only through certain depositories, participating organizations, indirect participants and certain banks, your ability to transfer or pledge a book-entry certificate to persons or entities that are not affiliated with these organizations or otherwise to take actions in respect of such certificates may be limited due to lack of a physical certificate representing the book-entry certificates.

      o Delays in Distributions. You may experience some delay in the receipt of distributions on the book-entry certificates since the distributions will be forwarded by the trustee to a depository to credit the accounts of its participants which will thereafter credit them to your account either directly or indirectly through participants, as applicable.

      We refer you to "Description of the Certificates--Book-Entry Certificates" in this prospectus for more detail.

                                   THE TRUSTS

      The home equity loan asset-backed certificates will be issuable in series and will evidence specified beneficial ownership interests in trusts established by the depositor. The certificates of a particular series will not be entitled to payments in respect of the assets included in any other trust established by the depositor. The trust for each series will be held by a trustee for the benefit of the related certificateholders. Each trust will consist of one or more pools of mortgage-related assets (the "Mortgage Assets") consisting, in each case as specified in the related prospectus supplement, of:

            (1) mortgage loans (or participation or other beneficial interests therein) secured by mortgages, deeds of trust or similar security instruments creating first or subordinate liens on one- to four-family residential properties, condominiums, planned unit developments or manufactured homes;

            (2) if specified in the related prospectus supplement, Private Mortgage-Backed Securities, together with payments in respect of such Mortgage Assets;

            (3) such assets as from time to time are required to be deposited in the related certificate account or other fund or account which, pursuant to the related pooling and servicing agreement, constitutes part of a Trust;

            (4) properties that secured mortgage loans and that are acquired on behalf of the certificateholders by foreclosure or deed in lieu of foreclosure or comparable procedure ("REO Property");

            (5) any Mortgage Insurance Policies and any other insurance policies or other forms of credit enhancement required to be maintained pursuant to the related pooling and servicing agreement;

            (6) such other property (including amounts on deposit in a Pre-Funding Account) as may be specified in the related prospectus supplement; and

            (7) certain other accounts, obligations or agreements.

      Unless otherwise specified in the related prospectus supplement, certificates will be entitled to payment from the assets of the related trust or other assets held for the benefit of the holders of such certificates as specified in the related prospectus supplement and will not be entitled to payments in respect of the assets of any other trust established by the depositor, the seller or sellers identified in the related prospectus supplement, or any of their affiliates.

      The depositor will acquire the Mortgage Assets either directly or indirectly from The CIT Group/Consumer Finance, Inc. ("CIT Consumer Finance"), a wholly owned subsidiary of CIT Group Inc. ("CIT") and/or other affiliates of the depositor and convey the Mortgage Assets to the related trust for a particular series of certificates. The seller or sellers of Mortgage Assets with respect to a trust will be identified in the related prospectus supplement. CIT Consumer Finance or its affiliates will have originated or purchased the mortgage loans sold to the depositor in accordance with the underwriting criteria specified in this prospectus under "The Home Equity Lending Program" or as otherwise described in a related prospectus supplement. The CIT Group/Consumer Finance, Inc. (NY), a New York corporation and a wholly owned subsidiary of CIT, will have originated or purchased certain mortgage loans originated in the State of New York in accordance with the same underwriting criteria. The CIT Group/Consumer Finance, Inc. (TN), a Delaware corporation and a wholly owned subsidiary of CIT, will have originated or purchased certain mortgage loans originated in the State of Tennessee in accordance with the same underwriting criteria. CIT Consumer Finance or one of its affiliates may have acquired mortgage loans in the open market or in privately negotiated transactions.

      The related prospectus supplement may provide that the original principal amount of a series of certificates will exceed the principal balance of the Mortgage Assets initially being delivered to the trustee with respect to such series. Cash in an amount equal to such difference (the "Pre-Funded Amount") will be deposited into a separate trust account (the "Pre-Funding Account") maintained with the trustee. The Pre-Funded Amount will not exceed 25% of the Certificate Balance. The prospectus supplement will specify the period (the "Funding Period") during which amounts on deposit in the Pre-Funding Account may be used to purchase additional Mortgage Assets for the related trust. In addition, the related prospectus supplement may provide that certain additional amounts in respect of interest will be deposited into the Pre-Funding Account or a separate trust account. The related prospectus supplement will specify the conditions which must be satisfied prior to the transfer of any such additional Mortgage Assets, including the requisite characteristics of such Mortgage Assets. The trustee will distribute amounts remaining in the Pre-Funding Account at the end of the Funding Period as a principal prepayment to the holders of the related series of certificates at the time and in the manner set forth in the related prospectus supplement. Unless otherwise specified in the related prospectus supplement, the Funding Period will not exceed three months from the date the related trust is established.

      If specific information with respect to the Mortgage Assets is not known at the time the related series of certificates initially is offered, then general information of the nature described below will be provided in the related prospectus supplement and specific information will be set forth in a Current Report on Form 8-K to be filed with the Securities and Exchange Commission within fifteen days after the issuance of such certificates.

      The following is a brief description of the Mortgage Assets expected to be included in the trusts.

The Mortgage Loans - General

      The mortgaged properties that secure repayment of the mortgage loans may be located in any one of the fifty states or the District of Columbia. Unless otherwise specified in the related prospectus supplement, none of the mortgage loans will be insured or guaranteed by any governmental agency. Mortgage loans with certain Combined Loan-to-Value Ratios and/or certain principal balances may be covered wholly or partially by mortgage guaranty insurance policies (each, a "Mortgage Insurance Policy") to the extent provided in the related prospectus supplement. Unless otherwise specified in the related prospectus supplement, the mortgage loans will generally be covered by standard hazard insurance policies (each, a "Standard Hazard Insurance Policy"). The existence, extent and duration of any such coverage will be described in the related prospectus supplement.

      The mortgage loans will have monthly payments due on various days of each month. The payment terms of the mortgage loans to be included in a trust will be described in the related prospectus supplement and may include any of the following features or combination thereof or other features described in the related prospectus supplement:

            (1) Interest may be payable at a fixed rate (we refer to a mortgage loan bearing interest in this manner as a "Fixed Rate Mortgage Loan"), a rate adjustable from time to time in relation to an index which will be specified in the related prospectus supplement, a rate that is fixed for a period of time or under certain circumstances and is followed by an adjustable rate, a rate that otherwise varies from time to time or a rate that is convertible from an adjustable rate to a fixed rate (we refer to a mortgage loan bearing interest in any of these manners as an "Adjustable Rate Mortgage Loan"). Changes to an adjustable rate may be subject to periodic limitations, maximum rates, minimum rates or a combination of such limitations. Accrued interest may be deferred and added to the principal of a loan for such periods and under such circumstances as may be specified in the related prospectus supplement. The loan agreement or promissory note (the "Mortgage Note") in respect of a mortgage loan may provide for the payment of interest at a rate lower than the interest rate (the "Mortgage Rate") specified in such Mortgage Note for a period of time or for the life of the mortgage loan, and the amount of any difference may be contributed from funds supplied by the seller of the related mortgaged property or another source or may be treated as accrued interest added to the principal of the mortgage loan.

            (2) Principal may be payable on a declining balance basis to fully amortize the mortgage loan over its term, may be calculated on the basis of an assumed amortization schedule that is significantly longer than the original term to maturity or on an interest rate that is different from the Mortgage Rate or may not be amortized during all or a portion of the original term. Payment of all or a substantial portion of the principal of Balloon Loans" may be due on maturity. "Call Loans" may permit the mortgagee to require the mortgagor to pay the full principal balance of the loan on a specified date prior to the maturity of the loan. Principal may include interest that has been deferred and added to the principal balance of the mortgage loan.

            (3) Monthly payments of principal and interest may be fixed for the life of the mortgage loan, may increase over a specified period of time (a "Graduated Payment Loan") or may change from period to period. The terms of a mortgage loan may include limits on periodic increases or decreases in the amount of monthly payments and may include maximum or minimum amounts of monthly payments. Graduated Payment Loans may require the monthly payments of principal and interest to increase for a specified period, provide for deferred payment of a portion of the interest due monthly during such period, and recoup the deferred interest through negative amortization whereby the difference between the scheduled payment of interest and the amount of interest actually accrued is added monthly to the outstanding principal balance. Other mortgage loans sometimes referred to as "growing equity" mortgage loans may provide for periodic scheduled payment increases for a specified period with the full amount of such increases being applied to reduce principal.

            (4) The mortgage loans generally may be prepaid in whole or in part at any time. If specified in the related prospectus supplement, some prepayments of the full principal balance of a loan may be subject to a prepayment penalty or premium. Such prepayment penalty or premium will be applicable to certain prepayments of principal made during a specified period of time during the life of the mortgage loan. The Mortgage Note in respect of any mortgage loan subject to a prepayment penalty or premium generally will set forth the terms of prepayment. Prepayments on the mortgage loans as a result of a refinancing by the seller or seller's transferee generally will not be subject to a prepayment penalty or premium. The mortgage loans generally include "due on sale" clauses which permit the mortgagee to demand payment of the entire mortgage loan in connection with the sale or certain transfers of the related mortgaged property. Other mortgage loans may be assumable by persons meeting the then applicable underwriting standards for such mortgage loan.

      A trust may contain certain mortgage loans, which we refer to as "Buydown Loans", that include provisions whereby a third party partially subsidizes the monthly payments of the mortgagors on such Buydown Loans during the early years of such Buydown Loans, the difference to be made up from a fund, which we refer to as a "Buydown Fund", contributed by such third party at the time of origination of the Buydown Loan. A Buydown Fund will be in an amount equal either to the discounted value or full aggregate amount of future payment subsidies. The underlying assumption of buydown plans is that the income of the mortgagor will increase during the buydown period as a result of normal increases in compensation and inflation, so that the mortgagor will be able to meet the full mortgage payments at the end of the buydown period. To the extent that this assumption as to increased income is not fulfilled, the possibility of defaults on Buydown Loans is increased. The related prospectus supplement will contain information with respect to any Buydown Loan concerning limitations on the interest rate paid by the mortgagor initially, on annual increases in the interest rate and on the length of the buydown period.

      Unless otherwise specified in the related prospectus supplement, the mortgage loans will be Simple Interest Loans, Scheduled Accrual Loans and Precomputed Loans.

      "Simple Interest Loans" provide that interest is charged to the mortgagor at the applicable Mortgage Rate on the outstanding principal balance of the related Mortgage Note and calculated based on the actual days elapsed from receipt of the mortgagor's last payment to receipt of the mortgagor's most current payment. Such interest is deducted from the mortgagor's payment amount and the remainder, if any, of the payment is applied as a reduction to the outstanding principal balance of such Mortgage Note. Although the mortgagor is required to remit equal monthly payments on a specified monthly payment date that would reduce the outstanding principal balance of such Mortgage Note to zero at such Mortgage Note's maturity date, payments that are made by the mortgagor after the due date therefor (assuming all other payments are made on their specified monthly payment dates) would cause the outstanding principal balance of such Mortgage Note not to be reduced to zero. In such a case, the mortgagor would be required to make an additional principal payment at the maturity date for such Mortgage Note. On the other hand, if a mortgagor makes a payment before the due date therefor or pays an amount greater than the scheduled payment amount (assuming all other payments are made on their specified monthly payment dates), the reduction in the outstanding principal balance of such Mortgage Note would occur over a shorter period of time than would have occurred had it been based on the original amortization schedule of such Mortgage Note.

      "Scheduled Accrual Loans" provide that interest is charged to the mortgagor at the applicable Mortgage Rate on the outstanding principal balance of the related Mortgage Note and calculated as though each payment is made on the scheduled payment date. Scheduled monthly payments made by the mortgagors on the Scheduled Accrual Loans either earlier or later than the scheduled due dates thereof will not affect the amortization schedule or the relative application of such payments to principal and interest. Interest on such Scheduled Accrual Loans will be calculated based on a 360-day year of twelve 30-day months. When the mortgagor remits a payment greater than the amount currently due on the Mortgage Note, the additional payment is generally applied to the next scheduled installment unless otherwise specified by the mortgagor. This application will not affect the amortization schedule or the relative application of such payment to principal and interest. No more than two future installments can be paid ahead in such manner. If payments are received which would result in the Mortgage Note being paid ahead more than two months or if the mortgagor specifically instructs that any additional payment be applied to principal, then this partial prepayment of principal is generally effective as of the most recently paid installment and the relative application of principal and interest of future payments will be adjusted to reflect the partial principal prepayment. When a full prepayment of principal is made on a Scheduled Accrual Loan during a month, the mortgagor is charged interest only on the days of the month actually elapsed up to the date of such prepayment, at a daily interest rate that is applied to the principal amount of the loan so prepaid.

      A "Precomputed Loan" provides for the payment by the related mortgagor of a specified total amount of payments, payable in monthly installments on each due date, which total represents the principal and precomputed interest in an amount calculated at the stated Mortgage Rate for the term of the mortgage loan on the declining principal balance on the assumption that all scheduled payments are made when due. Any partial prepayment received in excess of the current amount due will be applied against future installments and will have no effect on the amortization of principal and interest. If a mortgage loan prepays in full, the mortgagor will receive a refund of unearned interest calculated on an actuarial basis, which calculation may vary from state to state depending on state regulations.

      The prospectus supplement for each series of certificates will specify with respect to all mortgage loans expected to be included in the related pool as of the date specified in such prospectus supplement, among other things:

            (1) the expected aggregate outstanding principal balance and the expected average outstanding principal balance of the mortgage loans in such Pool,

            (2) the largest expected principal balance and the smallest expected principal balance of any of the mortgage loans,

            (3) the types of mortgaged properties (e.g., detached residential one- to four-family properties, individual units in condominiums, vacation and second homes, or other real property) and/or other assets securing the mortgage loans,

            (4) the original terms to maturity of the mortgage loans,

            (5) the expected weighted average term to maturity of the mortgage loans as of the date specified in such prospectus supplement and the expected range of the terms of maturity,

            (6) the earliest origination date and latest maturity date of any of the mortgage loans,

            (7) the expected aggregate principal balance of mortgage loans having Combined Loan-to-Value Ratios in specified ranges,

            (8) in the case of Fixed Rate Mortgage Loans, the expected weighted average Mortgage Rate and ranges of Mortgage Rates borne by the mortgage loans (as the case may be),

            (9) in the case of Adjustable Rate Mortgage Loans, the expected weighted average of the adjustable rates as of the date set forth in such prospectus supplement, any periodic or lifetime rate caps or floors, maximum permitted adjustable rates, if any, and the Index upon which the adjustable rate is based,

            (10) the expected aggregate outstanding principal balance, if any, of Buydown Loans and Graduated Payment Loans, as of the date set forth in such prospectus supplement,

            (11) the expected aggregate outstanding principal balance, if any, of Call Loans and Balloon Loans,

            (12) the amount of any certificate guaranty insurance policy, mortgage pool insurance policy, special hazard insurance policy or bankruptcy bond to be maintained with respect to such pool,

            (13) the amount, if any, and terms of any other credit enhancement to be provided with respect to all or any mortgage loans or the pool,

            (14) the priority of the mortgages (first, second, third or fourth) and

            (15) the expected geographic location of the mortgaged properties.

      The "Combined Loan-to-Value Ratio" of a mortgage loan at any given time is the ratio, expressed as a percentage, determined by dividing (1) the sum of the original principal balance of the mortgage loan (less the amount, if any, for the items specified in the related prospectus supplement) plus the principal balance of any loan or loans secured by a senior lien on the mortgaged property at the time of origination of the mortgage loan, by (2) the value of the related mortgaged property, based upon the appraisal or other valuation made at the time of origination of the mortgage loan (see "The Home Equity Lending Program").

      The depositor will cause the mortgage loans comprising each mortgage pool to be assigned to the trustee named in the related prospectus supplement for the benefit of the certificateholders of the related series. The master servicer may service the mortgage loans, either directly or through other mortgage servicing institutions (each, a "Sub-Servicer"), pursuant to a pooling and servicing agreement for each series, and will receive a fee for such services. For further information about the organization and servicing of the mortgage loans, see "The Home Equity Lending Program" and "The Pooling and Servicing Agreement" in this prospectus.

      When we refer in this prospectus and any prospectus supplement to the "master servicer," or to CIT Consumer Finance in a servicing capacity, this also includes CIT Consumer Finance acting through any Sub-Servicer or any agent. With respect to mortgage loans serviced by the master servicer through a Sub-Servicer, the master servicer will remain liable for its servicing obligations under the related pooling and servicing agreement as if the master servicer alone were servicing such mortgage loans.

      The mortgage loans generally will be evidenced by Mortgage Notes and secured by mortgages. The "Mortgage Documents" for each mortgage loan are:

            (1) the original Mortgage Note (except in the circumstances discussed under "The Pooling and Servicing Agreement--Assignment of Mortgage Assets"),

            (2) the mortgage with evidence of recording indicated thereon (except for any mortgage not returned from the public recording office or which has been lost, in which case the depositor will, unless otherwise specified in the related prospectus supplement, deliver or cause to be delivered to the custodian a copy of such mortgage together with a certificate that the original of such mortgage was delivered to such recording office),

            (3) any intervening assignments of the mortgages,

            (4) any title insurance policies with respect to the mortgages,

            (5) any assumption or modification agreement and

            (6) such other security documents as may be specified in the related prospectus supplement or the related pooling and servicing agreement. Some or all of the Mortgage Documents may, as specified in the related prospectus supplement, be held for the benefit of the trust by a custodian appointed pursuant to the related pooling and servicing agreement or a separate custodial agreement among the depositor, the trustee and such custodian. If specified in the related prospectus supplement, CIT Consumer Finance will be appointed as custodian of the Mortgage Documents pursuant to the related pooling and servicing agreement and, in such capacity, will retain possession of the Mortgage Documents.

      Unless otherwise specified in the related prospectus supplement, the depositor will have no obligations with respect to a series of certificates. See "The Pooling and Servicing Agreement--Assignment of Mortgage Assets" herein. The obligations of the master servicer with respect to the mortgage loans will consist principally of its contractual servicing obligations under the related pooling and servicing agreement as more fully described herein under "The Pooling and Servicing Agreement" and its obligation to make certain cash advances in the event of delinquencies in payments on or with respect to the mortgage loans in the amounts described herein under "Description of the Certificates--Advances and Compensating Interest" herein. The obligations of the master servicer to make advances may be subject to limitations, to the extent provided herein and in the related prospectus supplement.

      in the related prospectus supplement, the mortgage loans will be secured by mortgages creating first or subordinate liens on one- to four-family residential properties. If so specified in the related prospectus supplement, the mortgage loans may include loans or participations therein secured by mortgages on condominium units in condominium buildings together with such condominium units' appurtenant interests in the common elements of the condominium buildings. If specified in the related prospectus supplement, the Mortgage Assets of the related trust may include mortgage participation certificates evidencing interests in mortgage loans. Unless otherwise specified in the related prospectus supplement, such mortgage loans will be loans that are not insured or guaranteed by any governmental agency.

      The mortgaged properties relating to mortgage loans will consist of detached or semi-detached one-family dwelling units, two- to four-family dwelling units, townhouses, manufactured housing units, rowhouses, individual condominium units, individual units in planned unit developments and certain other dwelling units. Such mortgaged properties may include vacation and second homes, investment properties and leasehold interests. In the case of leasehold interests, the term of the leasehold will exceed the scheduled maturity of the mortgage loan by at least five years, unless otherwise specified in the related prospectus supplement.

Private Mortgage-Backed Securities

      "Private Mortgage-Backed Securities" may consist of:

            (1) mortgage pass-through certificates or participation certificates evidencing an undivided interest in a pool of mortgage loans;

            (2) collateralized mortgage obligations secured by mortgage loans, together with payments in respect of such Mortgage Assets; and

            (3) certain other accounts, obligations or agreements, in each case as specified in the related prospectus supplement.

      Private Mortgage-Backed Securities may include stripped mortgage-backed securities representing an undivided interest in all or a part of either the principal distributions (but not the interest distributions) or the interest distributions (but not the principal distributions) or in some specified portion of the principal and interest distributions (but not all of such distributions) on certain mortgage loans.

      Private Mortgage-Backed Securities will have been issued pursuant to a pooling and servicing agreement, an indenture or similar agreement (a "PMBS Agreement"). Unless otherwise specified in the related prospectus supplement, the seller/servicer of the underlying mortgage loans will have entered into the PMBS Agreement with the trustee under such PMBS Agreement (the "PMBS Trustee"). The PMBS Trustee or its agent, or a custodian, will possess the mortgage loans underlying such Private Mortgage-Backed Security. Mortgage loans underlying a Private Mortgage-Backed Security will be serviced by a servicer (the "PMBS Servicer") directly or by one or more sub-servicers who may be subject to the supervision of the PMBS Servicer.

      The issuer of the Private Mortgage-Backed Securities (the "PMBS Issuer") will be a financial institution or other entity engaged generally in the business of mortgage lending, a public agency or instrumentality of a state, local or federal government, or a limited purpose corporation organized for the purpose of, among other things, establishing trusts and acquiring and selling housing loans to such trusts and selling beneficial interests in such trusts. If specified in the related prospectus supplement, the PMBS Issuer may be an affiliate of the depositor. The obligations of the PMBS Issuer will generally be limited to certain representations and warranties with respect to the assets conveyed by it to the related trust. Unless otherwise specified in the related prospectus supplement, the PMBS Issuer will not have guaranteed any of the assets conveyed to the related trust or any of the Private Mortgage-Backed Securities issued under the PMBS Agreement. Additionally, although the individual mortgage loans underlying the Private Mortgage-Backed Securities may be guaranteed by the United States or an agency or instrumentality thereof, they need not be, and the Private Mortgage-Backed Securities themselves will not be so insured or guaranteed.

      Distributions of principal and interest will be made on the Private Mortgage-Backed Securities on the dates specified in the related prospectus supplement. The Private Mortgage-Backed Securities may be entitled to receive nominal or no principal distributions or nominal or no interest distributions. Principal and interest distributions will be made on the Private Mortgage-Backed Securities by the PMBS Trustee or the PMBS Servicer directly to the trustee for a series of certificates as registered owner of such Private Mortgage-Backed Securities, unless otherwise specified in the related prospectus supplement. The PMBS Issuer or the PMBS Servicer may have the right to repurchase assets underlying the Private Mortgage-Backed Securities after a certain date or under other circumstances specified in the related prospectus supplement.

      The mortgage loans underlying the Private Mortgage-Backed Securities may consist of fixed rate, level payment, fully amortizing mortgage loans or Graduated Payment Loans, Buydown Loans, Adjustable Rate Mortgage Loans or mortgage loans having balloon or other special payment features. Such mortgage loans may be secured by single family property or multifamily property or by a condominium or by an assignment of the proprietary lease or occupancy agreement relating to a specific dwelling within a cooperative and the related shares issued by such cooperative.

      The related prospectus supplement for a series for which the trust includes Private Mortgage-Backed Securities will specify, with respect to any Private Mortgage-Backed Securities owned by the related trust, among other things:

            (1) the approximate aggregate principal amount and type of any Private Mortgage-Backed Securities to be included in the trust for such series;

            (2) certain characteristics of the mortgage loans that comprise the underlying assets for the Private Mortgage-Backed Securities including:

                  o     the payment features of such mortgage loans,

                  o the approximate aggregate principal amount, if known, of such mortgage loans that are insured or guaranteed by a governmental agency,

                  o the servicing fee or range of servicing fees with respect to such mortgage loans, and

                  o the minimum and maximum stated maturities of such mortgage loans at origination;

            (3) the maximum original term-to-stated maturity of the Private Mortgage-Backed Securities;

            (4) the weighted average term-to-stated maturity of the Private Mortgage-Backed Securities;

            (5) the pass-through or certificate rate of the Private Mortgage-Backed Securities;

            (6) the weighted average pass-through or certificate rate of the Private Mortgage-Backed Securities;

            (7) the PMBS Issuer, the PMBS Servicer (if other than the PMBS Issuer) and the PMBS Trustee for such Private Mortgage-Backed Securities;

            (8) certain characteristics of credit support, if any, such as reserve funds, insurance policies, surety bonds, letters of credit or guarantees, relating to the mortgage loans that comprise the underlying assets for the Private Mortgage-Backed Securities or to such Private Mortgage-Backed Securities themselves;

            (9) the terms on which the mortgage loans that comprise the underlying assets for such Private Mortgage-Backed Securities may, or are required to, be purchased prior to their stated maturity or the stated maturity of the Private Mortgage-Backed Securities; and

            (10) the terms on which substitute mortgage loans may be delivered to replace those initially deposited with the PMBS Trustee.

Substitution of Mortgage Assets

      Substitution of Mortgage Assets will be permitted in the event of breaches of representations and warranties with respect to any Mortgage Asset or in the event the documentation with respect to any Mortgage Asset is determined by the trustee to be incomplete. The period during which such substitution will be permitted generally and the criteria for substituting for a Mortgage Asset will be indicated in the related prospectus supplement. The related prospectus supplement will describe any other conditions upon which Mortgage Assets may be substituted for Mortgage Assets initially included in the trust.

                                 USE OF PROCEEDS

      The depositor will use the net proceeds to be received from the sale of the certificates to purchase Mortgage Assets from the applicable sellers and to pay expenses of the offering. The applicable sellers will use the proceeds for general corporate purposes, including the origination and acquisition of residential mortgage loans and other loans. The depositor expects to sell certificates in series from time to time, but the timing and amount of offerings of certificates will depend on a number of factors, including the volume of Mortgage Assets acquired by the depositor, prevailing interest rates, availability of funds and general market conditions.

                  THE CIT GROUP SECURITIZATION CORPORATION III,
                                  THE DEPOSITOR

      The CIT Group Securitization Corporation III, the depositor, was incorporated in the State of Delaware on April 8, 1996 and is a wholly-owned, limited purpose finance subsidiary of CIT Group Inc., a Delaware corporation ("CIT"). The depositor maintains its principal office at 1 CIT Drive, Livingston, New Jersey 07039. Its telephone number is (973) 535-3512. CIT is a leading source of financing and leasing capital for companies in a wide variety of industries, including many of today's leading industries and emerging businesses, offering vendor, equipment, commercial, factoring, consumer, and structured financing capabilities. CIT had $47.7 billion of managed assets and $4.5 billion of shareholder's equity at June 30, 2002.

      As described herein and in the related prospectus supplement, the obligations, if any, of the depositor with respect to any series of certificates are limited. The depositor will have no ongoing servicing obligations or responsibilities with respect to any Mortgage Assets. CIT Consumer Finance is an affiliate of the depositor. Unless otherwise specified in the related prospectus supplement, the depositor will acquire the Mortgage Assets in a privately negotiated transaction from CIT Consumer Finance.

      Unless otherwise specified in the related prospectus supplement, neither CIT nor any of its affiliates, including the depositor and CIT Consumer Finance, will have any liabilities or obligations with respect to any series of certificates.

      CIT is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith files reports and other information with the Securities and Exchange Commission.

                                  RECENT EVENTS

      On June 8, 2002, CIT's former parent, Tyco International Ltd. ("Tyco"), sold 100% of CIT's outstanding common stock in an initial public offering. Immediately prior to the offering, a restructuring was effectuated whereby CIT's predecessor, CIT Group Inc., a Nevada corporation, was merged with and into its parent Tyco Capital Holding, Inc. ("TCH") and that combined entity was further merged with and into CIT Group Inc. (Del), a Delaware corporation. In connection with the reorganization, CIT Group Inc. (Del) was renamed CIT Group Inc. As a result of the reorganization, CIT is the successor to CIT Group Inc. (Nevada)'s business, operations and obligations. On June 1, 2001, The CIT Group, Inc. was acquired by TCH, a wholly-owned subsidiary of Tyco.

        THE CIT GROUP/CONSUMER FINANCE, INC., SELLER AND MASTER SERVICER

      Unless otherwise specified in the related prospectus supplement, the depositor will purchase the mortgage loans and any other applicable Mortgage Assets, either directly or through affiliates, from CIT Consumer Finance or its affiliates, as seller. Unless otherwise specified in the related prospectus supplement, the mortgage loans will have been originated or purchased by CIT Consumer Finance or its affiliates in accordance with the underwriting criteria specified below under "The Home Equity Lending Program."

      Unless otherwise specified in the related prospectus supplement, CIT Consumer Finance will be appointed pursuant to the related pooling and servicing agreement as the master servicer for each trust.

      CIT Consumer Finance is a Delaware corporation and a wholly-owned subsidiary of CIT. It has its principal executive office at 1 CIT Drive, Livingston, New Jersey 07039, and its telephone number is (973) 740-5000.

      CIT Consumer Finance offers loans to consumers secured by first and subordinate mortgages on residential real estate (including condominiums). Business is generated through several distribution channels across the country. CIT Consumer Finance originates loans directly to consumers, using both its own employees and mortgage brokers. CIT Consumer Finance also acquires loans through institutional bulk portfolio purchases.

      CIT Consumer Finance is the master servicer for the loans held in its portfolio and performs servicing functions from its Asset Service Center in Oklahoma City, Oklahoma. CIT Consumer Finance has a network of offices nationwide which handle business origination, credit, administration and management. In addition, CIT Consumer Finance maintains its quality control department and its customer service department at its Marlton, New Jersey office, its original document retention and processing facility in Cherry Hill, New Jersey and its collection facility in Oklahoma City, Oklahoma.

                         THE HOME EQUITY LENDING PROGRAM

Overview

      The mortgage lending activities of CIT Consumer Finance consist primarily of originating, purchasing and selling home equity mortgage loans, like the mortgage loans that will secure the trust's obligations under each series of certificates, secured by mortgages creating first or subordinate liens on mortgaged properties. For purposes of the discussion of CIT Consumer Finance's home equity loan lending program in this prospectus, we refer to each of these mortgage loans as a "Home Equity Loan". The mortgaged properties include single-family detached homes, single-family attached homes, two- to four-family residential properties, condominiums, townhouses, manufactured homes and planned unit developments. It has been the policy of CIT Consumer Finance generally not to make Home Equity Loans secured by cooperative residences or other categories of properties that its management believes have demonstrated relatively high levels of risk. CIT Consumer Finance makes the majority of its Home Equity Loans to borrowers who own a single-family detached home. CIT Consumer Finance approves Home Equity Loans to enable its borrowers to refinance an existing mortgage (in many cases replacing the existing loan with a loan with a larger principal balance), purchase a home, pay for education, pay for home improvements and consolidate debt, among other purposes.

      Initially, CIT Consumer Finance originated or purchased the majority of its Home Equity Loans with original terms of up to 180 months. Starting in 1994, CIT Consumer Finance began more frequently to originate and purchase Home Equity Loans with original terms of up to 360 months. CIT Consumer Finance believes that the longer term, and correspondingly lower monthly payments, of these Home Equity Loans are attractive to customers who might otherwise refinance an existing loan or obtain a new loan from a bank or other traditional long term lender.

      CIT Consumer Finance's area offices are located throughout the country. Two regional offices supervise the operations of a group of states. All Home Equity Loan area offices have a manager who reports to senior management. The supervision of all of CIT Consumer Finance's underwriting and administrative functions is conducted from the Livingston, New Jersey headquarters.

      The following sections describe the origination, underwriting and servicing procedures which CIT Consumer Finance follows in its Home Equity Loan program.

Home Equity Loan Origination

      The entire application process for Home Equity Loans is generally conducted either in person or by phone, facsimile, or the internet. Each loan application is entered into an automated application processing system which obtains a credit bureau report and calculates CIT Consumer Finance's proprietary internal credit score. CIT Consumer Finance attempts to process the applications as quickly as possible. An underwriter is responsible for completing, evaluating and processing the loan application of a prospective borrower based on information obtained from the borrower, some of which is verified with third parties. Depending on the characteristics of the requested loan, loan applications will be reviewed by an underwriter in the area office, regional office or the Livingston, New Jersey headquarters.

      Underwriters are trained to structure loans that meet the applicant's needs while satisfying CIT Consumer Finance's underwriting criteria. If an applicant does not meet the underwriting criteria under the applicable loan program, the underwriter may decline the application or suggest a loan on different terms.

      CIT Consumer Finance originates business through mortgage brokers. Prior to January 1999, CIT Consumer Finance also originated business directly to consumers through a direct marketing campaign.

Broker Business

      CIT Consumer Finance originates Home Equity Loans based upon applications received from independent mortgage brokers. CIT Consumer Finance will directly underwrite and fund these broker loans. A nationwide network of CIT Consumer Finance account executives solicits broker business. These account executives are responsible for the development and maintenance of the broker relationships and the coordination between the mortgage broker and CIT Consumer Finance's offices. Mortgage brokers participating in this program must be approved by CIT Consumer Finance by satisfying its established requirements pertaining to experience, credit history and licensing. CIT Consumer Finance and the borrower may pay a mortgage broker for its services. After the mortgage broker is approved, CIT Consumer Finance conducts regular periodic reviews of the relationship and the broker's performance. In these reviews, CIT Consumer Finance will examine the performance of loans originated by the broker and sometimes other factors, including maintenance of required regulatory licenses. Based upon the review, CIT Consumer Finance may adjust or terminate its relationship with the broker.

Correspondent Lending

      Prior to January 1999, CIT Consumer Finance also purchased Home Equity Loans through its correspondent lending program. This program was discontinued so that CIT Consumer Finance could concentrate on originating business through mortgage brokers.

Institutional Bulk Portfolios

      CIT Consumer Finance also purchases portfolios of Home Equity Loans from other lenders ("Institutional Bulk Portfolios") which originated these loans under their own underwriting criteria. Institutional Bulk Portfolios are reviewed at the Livingston, New Jersey headquarters by senior level management, who formulate bids to purchase the portfolios. CIT Consumer Finance performs a financial analysis on each portfolio as a whole. CIT Consumer Finance performs a due diligence review on all the loans in a portfolio. The due diligence review includes legal and credit file reviews and recertification of property values. When purchasing Institutional Bulk Portfolios, CIT Consumer Finance may rely upon representations and warranties made by the seller to cover certain risks relating to origination, documentation and other matters which might have come to the attention of CIT Consumer Finance during the due diligence review process. CIT Consumer Finance also adjusts the price it offers for an Institutional Bulk Portfolio based upon CIT Consumer Finance's perception of the risk inherent in the portfolio as a whole.

      When CIT Consumer Finance purchases an Institutional Bulk Portfolio, the origination, underwriting, valuation and documentation standards are those of the originating lender. The description of CIT Consumer Finance's origination, underwriting and valuation practices set forth herein may not apply to a transaction from an Institutional Bulk Portfolio. Each Institutional Bulk Portfolio is different, and the loans in its pool have different characteristics. When CIT Consumer Finance reviews an Institutional Bulk Portfolio, it may find certain risks inherent in the portfolio which are different from the risks which CIT Consumer Finance accepts for direct originations. In purchasing an Institutional Bulk Portfolio, CIT Consumer Finance may adjust its offering price or require representations and warranties from the seller to cover any such risks in origination, underwriting, valuation or documentation for loans in the portfolio.

Underwriting Policies and Procedures

Overview

      The following is a brief description of certain of the underwriting policies and procedures used by CIT Consumer Finance to underwrite Home Equity Loans. Underwriting standards are applied by a lender to evaluate the borrower's credit standing and repayment ability, and the value and adequacy of the mortgaged property as collateral for the Home Equity Loan.

      CIT Consumer Finance uses a combination of credit scoring and judgmental credit analysis in making its underwriting decisions. As part of its underwriting process, CIT Consumer Finance will adjust the interest rate it charges on each Home Equity Loan to reflect CIT Consumer Finance's evaluation of the relative risk associated with a particular loan applicant. This practice is known as "risk-based" pricing.

      Initially, CIT Consumer Finance's credit criteria focused on high credit quality loans. These loans generally had shorter terms and were mostly second mortgages. In 1994, CIT Consumer Finance introduced risk-based pricing and changed its credit criteria to include certain specialized loan programs such as:

            (1) high loan to value,

            (2) no income verification and

            (3) purchase money loan programs.

      Under these specialized programs, underwriters can approve applicants with certain positive attributes (such as a high credit score, good credit bureau history or characteristics of stability) with low equity in the property, without income verification or if the purpose of the loan is to purchase real estate. These factors might have disqualified the applicant under CIT Consumer Finance's pre-1994 loan programs. CIT Consumer Finance believes that the positive attributes of these applicants overcome the other less favorable indicators that may be present.

      In 1995, CIT Consumer Finance added loan programs accommodating applicants with a record of more serious credit problems. Under the terms of these programs, the underwriter places greater emphasis on the applicant's equity in a home as well as other positive factors which are intended to compensate for the previous blemished credit record.

      CIT Consumer Finance may in the future change the underwriting policies and procedures described herein.

Description of Underwriting Process

      CIT Consumer Finance's underwriting process occurs at the local office, regional office and the home office. Generally, loan applications are input into an automated application processing system which allows CIT Consumer Finance to track its underwriting systematically and to achieve more uniform underwriting decisions. The system displays both an internal proprietary credit score and, in most cases the credit bureau score ("FICO"). The internal credit score which CIT Consumer Finance utilizes is a proprietary model that was purchased from Fair, Isaac Company. CIT Consumer Finance's internal score is calculated by evaluating the characteristics of each individual loan application. The characteristics include:

            (1) occupancy status;

            (2) length of time at the residence;

            (3) length of time at the present employer;

            (4) debt to income ratio;

            (5) bank account references;

            (6) credit bureau information; and

            (7) loan-to-value ratio.

      The underwriter evaluates the application and loan package based upon both the applicable credit scores and other characteristics of the application. The underwriter may approve or deny the application even if the credit score does not indicate that approval or denial is warranted if, in the opinion of the underwriter, other factors exist which would support an approval or denial of the application. The extent of an underwriter's credit authority will be based in part on certain minimum internal credit scores and the FICO score.

      The Chief Underwriter of CIT Consumer Finance assigns credit authority to individual underwriters based upon their experience and understanding of CIT Consumer Finance's underwriting policies and procedures. There is a hierarchy of credit authority in the organization beginning at the office level, progressing to the regional office and then to headquarters. If an underwriter believes that an approval is warranted but the underwriter does not have the authority to issue a loan approval, the underwriter recommends the loan application to the next higher credit authority. This more senior underwriter may have the appropriate level of authority to approve the loan. This process insures that an underwriter with the appropriate level of experience is reviewing the loan application. CIT Consumer Finance's Credit Department management monitors the performance of its underwriters.

      CIT Consumer Finance has produced and consistently updates written policies and procedures detailing the loan underwriting process and procedures as well as the loan programs.

      Generally, loan applications are subject to a credit investigation. A prospective borrower applying for a home equity loan directly from CIT Consumer Finance is required to fill out or to submit information to complete an application. The application is designed to provide to the underwriter pertinent credit information with respect to the applicant's liabilities, income, credit history, employment history and personal information. In addition, with respect to each purchase money mortgage, each applicant may be required to have adequate cash to pay the down payment and closing costs.

      Credit reports, whether or not received as part of the original loan application, are generally obtained and reviewed for all lines of business. CIT Consumer Finance requires a credit report on each applicant from a credit reporting company. The credit report typically contains information relating to such matters as credit history with local and national merchants and lenders, installment debt payments and any record of defaults, bankruptcy, repossession, suits or judgments. All adverse information obtained relative to legal actions, payment records and character may be required to be satisfactorily explained and acceptable to the underwriter. The applicant may also be required to provide a letter explaining all late payments on mortgage and consumer (i.e., non-mortgage) debt noted on the credit report.

      CIT Consumer Finance generally obtains other evidence of employment to verify information provided by the borrower. CIT Consumer Finance sometimes obtains a written verification from the borrower's employer. This verification usually reports the length of employment with that organization, the borrower's current salary and whether it is expected that the borrower will continue such employment in the future. Instead of the written verification from the borrower's employer, CIT Consumer Finance may instead obtain from the applicant recent tax returns or other tax forms (e.g., W-2 forms) or current pay stubs or bank statements or may telephone the applicant's employer to verify an applicant's employment status. If the employer will not verify employment history over the telephone, CIT Consumer Finance may rely solely on the other information provided by the applicant. If a prospective borrower is self-employed, the borrower may be required to submit copies of the two most recent signed tax returns.

      The borrower may also be required to authorize verification of deposits at financial institutions where the borrower has demand or savings accounts.

      As part of the loan approval, the underwriter will assign a credit risk rating or program code to the proposed loan. The underwriter may also add written conditions required in order to fund the loan.

Institutional Bulk Portfolio Underwriting

      In the case of an Institutional Bulk Portfolio, CIT Consumer Finance reviews the entire portfolio of loans to determine if these loans would, at the time of their origination, have met the underwriting criteria of CIT Consumer Finance. If, during the credit review of an Institutional Bulk Portfolio, CIT Consumer Finance determines that the loans do not conform to its underwriting standards, CIT Consumer Finance may purchase the Institutional Bulk Portfolio at a price which CIT Consumer Finance believes will reflect the increased risk in the portfolio.

Valuation Underwriting - General

      In determining the adequacy of the mortgaged property as collateral, Combined Loan-to-Value Ratio guidelines are established depending on the type of loan. The maximum Combined Loan-to-Value Ratio is determined by the loan program and credit risk rating. The Combined Loan-to-Value Ratio may be lower for self-employed individuals, and is generally reduced in respect of three and four unit multi-family properties. Generally, CIT Consumer Finance confirms the value of the property to be mortgaged by appraisals performed by independent appraisers or other valuation methods.

Valuation Methods and Standards by Different Lines of Business

      For loans originated by CIT Consumer Finance appraisals are obtained from outside service companies. These appraisals may be ordered by CIT Consumer Finance or the broker. Such appraisals are based upon an appraiser's inspection of the subject property and verification that such property is in acceptable condition. Following each appraisal, the appraiser prepares a report which includes a market data analysis based on recent sales of comparable homes in the area and, when deemed appropriate, a replacement cost analysis based on the current cost of constructing a similar home. All appraisals are required to conform to Federal National Mortgage Association ("FNMA") or Federal Home Loan Mortgage Corporation ("FHLMC") appraisal standards then in effect. Every independent appraisal is reviewed by a CIT Consumer Finance collateral risk manager during the application approval process and the final funding is based on the results of that review. If CIT Consumer Finance determines that these valuations are inaccurate, it may reevaluate the appraiser or in some cases require a recourse party to repurchase the transaction.

      CIT Consumer Finance requires a full appraisal for most transactions based upon its underwriting guidelines which take into account the loan amount, the loan to value ratio and the type of property. On a limited basis, CIT Consumer Finance may not require a full appraisal for a loan. Instead, CIT Consumer Finance may accept a "drive-by" valuation, which is made by an appraiser who may not inspect the interior of the building. Some drive-by valuations may only involve a visual observation of the exterior characteristics and condition of the property and the neighborhood. Since the appraiser has not inspected the interior dimensions, improvements and conditions of the property, the drive-by method produces only a general approximation of value for the particular property. If there is an appraisal which was completed within six months of the loan application, in certain cases CIT Consumer Finance may rely on the prior appraisal.

      CIT Consumer Finance will review the accuracy of appraised values of all or a portion of the mortgaged properties securing the loans in an Institutional Bulk Portfolio. This verification may include obtaining review or drive-by appraisals or relying on an external vendor's automated appraised value database. In addition, CIT Consumer Finance's collateral risk managers will generally conduct a desktop review of the appraisals from the statistical sampling of loan files selected for due diligence review.

Underwriting  - Other Issues

      CIT Consumer Finance has several procedures which it uses to verify the applicant's outstanding balance and payment history on any senior mortgage, including direct verification from the senior mortgage lender. If the senior mortgage lender does not verify this information by telephone, CIT Consumer Finance may rely upon information provided by the applicant, such as a recent statement from the senior lender and evidence of payment, such as canceled checks, or upon information provided by national credit bureaus.

      Once all applicable employment, credit and property information is received, CIT Consumer Finance makes a determination as to whether the prospective borrower has sufficient monthly income available to meet the borrower's (1) monthly obligations on the proposed mortgage and any other mortgage debt on the mortgaged property and other expenses related to the mortgaged property (such as property taxes and hazard insurance), and (2) other financial obligations. Specialized underwriting programs described below may also apply to prospective borrowers.

      Currently, CIT Consumer Finance generally accepts debt service ratios with respect to fixed rate loans and adjustable rate loans of up to 45% of the proposed borrower's estimated monthly gross income, generally based upon historically consistent income over a two year period. For adjustable rate loans, CIT Consumer Finance computes the borrower's monthly obligation on the proposed loan using the initial mortgage amount and the maximum mortgage rate permitted after one year. CIT Consumer Finance makes exceptions to the underwriting criteria described above. For example, for certain types of loans CIT Consumer Finance may approve debt service ratios up to 55% with generally lower maximum Combined Loan-to-Value Ratios.

      CIT Consumer Finance also offers different loan programs with different underwriting standards, particularly with respect to the level of loan documentation and the mortgagor's income and credit history, in appropriate cases where factors such as low Combined Loan-to-Value Ratios or other favorable credit factors exist.

      Certain of the types of loans in CIT Consumer Finance's portfolio have been originated under new programs and may involve additional credit uncertainties not present in traditional types of loans. For example, certain of the loans may provide for escalating or variable payments by the mortgagor. CIT Consumer Finance may underwrite such a loan on the basis of a judgment that the mortgagor can make the initial monthly payments. In some instances, however, a mortgagor may not have sufficient income to continue to make the required loan payments as such payments increase. CIT Consumer Finance may also underwrite such a loan in reliance on Combined Loan-to-Value Ratios or other favorable credit factors.

      CIT Consumer Finance will not purchase or close a Home Equity Loan prior to receiving evidence that the property securing the loan is insured against casualty loss. CIT Consumer Finance requires evidence of fire and extended coverage casualty insurance on the home in an amount at least equal to the principal balance of the related loan plus, in the case of a loan secured by a subordinate priority lien on the mortgaged property, the amount of each mortgage secured by senior priority liens, or, if required by law, the replacement cost of the property if such replacement cost is less than the mortgages. In addition, at the closing, the borrower is required to sign a letter addressed to his insurance carrier naming CIT Consumer Finance as a loss payee under the insurance policy, which CIT Consumer

Finance will thereafter mail to the insurer. Accordingly, CIT Consumer Finance normally will not be named as a loss payee with respect to the property securing the Home Equity Loan at the time the loan is made or purchased and insurance proceeds might not be available to cover any loss to CIT Consumer Finance.

      After closing, CIT Consumer Finance monitors the continued existence of casualty insurance on the mortgaged properties. However, CIT Consumer Finance does not generally "force place" casualty insurance coverage if CIT Consumer Finance discovers that casualty insurance coverage has lapsed. Instead, CIT Consumer Finance requires its borrowers to reinstate any lapsed insurance as required by the terms of the mortgage documentation.

      CIT Consumer Finance prior to July 1, 2001 required title insurance on all of its mortgage loans secured by liens on real property if:

            (1) the principal balance is over $100,000;

            (2) the Combined Loan-to-Value Ratio is greater than 85% on a first lien position;

            (3) the borrower is a trust;

            (4) there is a transfer of title;

            (5) closing is conducted pursuant to a power of attorney;

            (6) the home was not subject to an existing mortgage; or

            (7) the first lien holder is a not an institutional lender.

      In cases where CIT Consumer Finance did not require title insurance, it instead obtains a last owner title search which is ordered to verify that the borrower is the last owner of record of the mortgaged property. On July 1, 2001, CIT Consumer Finance began requiring full title insurance on all loans in most states.

      The actual maximum amount that CIT Consumer Finance will lend is determined by an evaluation of the applicant's ability to repay the loan, the value of the applicant's equity in the real estate and the ratio of such equity to the real estate's appraised value.

Specialized Underwriting Programs

      CIT Consumer Finance also originates or purchases loans pursuant to alternative sets of underwriting criteria under its no income verification loan ("No Income Verification") program. Under this program, relatively more emphasis is placed on property underwriting than on credit underwriting and certain credit underwriting documentation concerning income and employment verification therefore is waived. Home Equity Loans underwritten under these programs are limited to self-employed borrowers and certain wage earners with credit histories that demonstrate an established ability to repay indebtedness in a timely fashion. Self-employed borrowers with poorer credit histories are considered with lower Combined Loan-to-Value Ratios. Permitted maximum Combined Loan-to-Value Ratios under these programs are more restrictive than under CIT Consumer Finance's standard underwriting criteria. These programs are designed to facilitate the loan approval process and thereby improve CIT Consumer Finance's competitive position among other mortgage loan originators. Under the No Income Verification program, the customer does not provide income documentation to CIT Consumer Finance. The stated income must appear reasonable and realistic to the underwriter compared to the customer's assets and credit history. In March 1998, CIT Consumer Finance began accepting No Income Verification program applications secured by non-owner occupied properties.

      CIT Consumer Finance may modify or eliminate these specialized underwriting programs from time to time. CIT Consumer Finance may also introduce new, additional specialized underwriting programs in the future, which may modify the underwriting guidelines set forth herein.

Quality Control

      CIT Consumer Finance implements quality control programs in three areas:

            (1) lending and documentation standards;

            (2) re-underwriting of the loan; and

            (3) re-verification of employment.

      CIT Consumer Finance applies the lending and documentation standards quality control program to its own originations and to purchased loans. The quality control procedures are designed to assure that a consistent level of quality applies to all loans in the portfolio, regardless of source. CIT Consumer Finance may vary quality control procedures based upon the business source for the loan. CIT Consumer Finance also performs general quality control review through a central quality control effort. These procedures include a review of a sample of originated and purchased loans from each of CIT Consumer Finance's production offices. Every office is audited monthly and loans originated during prior months are reviewed for compliance with lending and documentation standards. In addition, loans originated by CIT Consumer Finance are audited on a monthly basis for compliance with lending and documentation standards.

      In addition, CIT Consumer Finance re-verifies employment of its borrowers. These re-verifications are conducted monthly on some of the loans in the portfolio to detect fraud and to confirm the accuracy of the information provided in the application.

Refinancing Policy

      Where CIT Consumer Finance believes that borrowers having existing loans with it are likely to refinance such loans due to interest rate changes or other reasons, CIT Consumer Finance attempts to retain such borrowers through solicitations of such borrowers to refinance with CIT Consumer Finance. Such refinancings may generate fee income for CIT Consumer Finance. CIT Consumer Finance may refinance Home Equity Loans held by a trust. Since the solicited borrowers may refinance their existing loans in any case, CIT Consumer Finance believes that this practice will be unlikely to affect the prepayment experience of the Home Equity Loans in a material respect. CIT Consumer Finance may also solicit its borrowers who are in good standing to apply for additional loans secured by the same property, consistent with its origination standards. As a result, CIT Consumer Finance may, now or in the future, hold a loan (or may sell a loan to another trust) which is also secured by a mortgaged property securing a Home Equity Loan held by a trust.

Servicing and Collections

      Borrowers are sent monthly statements which specify the payment due. Due dates for payments occur throughout the calendar month. Generally if payment is not received within 10 working days after the due date, an initial collection effort by telephone is made in an attempt to bring the delinquent account current. CIT Consumer Finance continues to monitor and evaluate the various stages of delinquency on a continuous basis.

      Delinquent accounts are contacted by collection staff by various methods including, but not limited to, telephone calls and collection letters. When an account is 30 days past due, the collection supervisor analyzes the account to determine the appropriate course of action. If a borrower is experiencing difficulty in making payments on time, CIT Consumer Finance may modify the payment schedule consistent with CIT Consumer Finance's procedures.

      The course of action taken by CIT Consumer Finance is dependent upon a number of factors including the borrower's payment history, the amount of equity in the related mortgaged property and the reason for the current inability to make timely payments.

      When a loan is 60 days past due, the related mortgaged property may be reappraised and the results evaluated by CIT Consumer Finance to determine a course of action. Foreclosure laws and practices and the rights of the owner in default vary from state to state, but generally foreclosure procedures may be initiated if:

            (1) the loan is 90 days or more delinquent;

            (2) a notice of default on a senior lien is received; or

            (3) the loan is otherwise in default.

      During the foreclosure process, any expenses incurred by CIT Consumer Finance may be added to the amount owed by the borrower, to the extent permitted by applicable law. Upon completion of the foreclosure, the property is sold to an outside bidder or passes to the mortgagee, in which case CIT Consumer Finance proceeds to liquidate the asset.

      CIT Consumer Finance may not foreclose on the property securing a junior lien loan unless it forecloses subject to the related senior mortgages. In such cases, CIT Consumer Finance may pay the amount due on the senior mortgages to the senior mortgagees, if CIT Consumer Finance considers it to be advisable to do so. In the event that foreclosure proceedings have been instituted on a senior mortgage prior to the initiation of CIT Consumer Finance's foreclosure action, CIT Consumer Finance will either satisfy such mortgage at the time of the foreclosure sale or take other appropriate action. In servicing junior lien loans in its portfolio, it has been the practice of CIT Consumer Finance to satisfy the related senior mortgage at or prior to the foreclosure sale only to the extent that it determines any amount so paid will be recoverable from future payments and collections on such junior lien loans or otherwise. In servicing junior lien loans, it is generally the practice of CIT Consumer Finance to advance funds to keep the senior lien current in the event the mortgagor is in default thereunder until such time as CIT Consumer Finance satisfies the senior lien by sale of the mortgaged property, but only to the extent that it determines such advances will be recoverable from future payments and collections on the related junior lien or otherwise. Such practice may not be followed by CIT Consumer Finance in servicing loans more junior than second mortgages or may be modified at any time.

      CIT Consumer Finance's servicing and charge-off policies and collection practices may change over time in accordance with CIT Consumer Finance's business judgment, changes in its serviced loan portfolio and applicable laws and regulations, as well as other items.

      Regulations and practices regarding the liquidation of properties (e.g., foreclosure) and the rights of the borrower in default vary greatly from state to state. CIT Consumer Finance will generally initiate a foreclosure only if the delinquency or other breach will not be cured. If, after determining that purchasing a property securing a mortgage loan will minimize the loss associated with such defaulted loan, CIT Consumer Finance may bid at the foreclosure sale for such property or accept a deed in lieu of foreclosure.

                         DESCRIPTION OF THE CERTIFICATES

      The home equity loan asset-backed certificates will be issuable in series, and each series of certificates will be issued pursuant to a pooling and servicing agreement among the depositor, the master servicer, the applicable sellers and the trustee for the benefit of the holders of the certificates of such series. For more information about the terms of the pooling and servicing agreement for each series, see "The Pooling and Servicing Agreement" in this prospectus. The provisions of each pooling and servicing agreement will vary depending upon the nature of the certificates to be issued thereunder and the nature of the related trust. A form of pooling and servicing agreement is an exhibit to the Registration Statement of which this prospectus is a part. The following summaries describe certain provisions that may appear in each pooling and servicing agreement. The prospectus supplement for a series of certificates will describe any provision of the pooling and servicing agreement relating to such series that materially differs from, or is in addition to, the description thereof contained in this prospectus. The following summaries do not purport to be complete and are subject to, and are qualified in their entirety by reference to, all of the provisions of the pooling and servicing agreement for each series of certificates and the related prospectus supplement. The depositor will provide a copy of the pooling and servicing agreement (without exhibits) relating to any series without charge upon written request of a holder of record of a certificate of such series addressed to the depositor at 1 CIT Drive, Livingston, New Jersey 07039.

General

      The certificates of each series will not represent an interest in or obligation of the depositor, CIT Consumer Finance, CIT or any of their respective affiliates, except as set forth herein and in the related prospectus supplement. Neither the certificates nor the underlying mortgage loans will be insured or guaranteed by the depositor, CIT Consumer Finance, CIT or any of their affiliates except as set forth herein and in the related prospectus supplement.

      Unless otherwise specified in the related prospectus supplement, the certificates of each series will be issued in either fully registered or book-entry form in the authorized denominations specified in the prospectus supplement.

      Each series of certificates will be issued in one or more classes. Each class of certificates of a series will evidence beneficial ownership of a specified percentage (which may be 0%) or portion of future interest payments and a specified percentage (which may be 0%) or portion of future principal payments on the Mortgage Assets in the related trust. A class of certificates may be divided into two or more sub-classes, as specified in the related prospectus supplement. A series of certificates may include one or more classes that are senior in right to payment to one or more other classes of certificates of such series (See "Credit Enhancement--Subordination" in this prospectus). Certain series or classes of certificates may be covered by insurance policies, surety bonds or other forms of credit enhancement, in each case as described in this prospectus and in the related prospectus supplement. One or more classes of certificates of a series may be entitled to receive distributions of principal, interest or any combination thereof. Distributions on one or more classes of a series of certificates may be made prior to distributions on one or more other classes of certificates of such series, after the occurrence of specified events, in accordance with a schedule or formula, on the basis of collections from designated portions of the Mortgage Assets in the related trust, or on a different basis, or one or more classes of a series of certificates may be required to absorb one or more types of losses prior to one or more other classes of certificates of such series, in each case as specified in the related prospectus supplement. The timing and amounts of such distributions may vary among classes or over time as specified in the related prospectus supplement.

      Definitive certificates, if issued, will be freely transferable and exchangeable at the corporate trust office of the trustee as set forth in the related prospectus supplement or, at the election of the trustee, at the office of a certificate registrar appointed by the trustee. No service charge will be made for any registration of exchange or transfer of certificates of any series, but the trustee may require payment of a sum sufficient to cover any related tax or other governmental charge.

      Under current law the purchase and holding by or on behalf of any employee benefit plan or other retirement arrangement (including individual retirement accounts and annuities, Keogh plans and collective investment funds in which such plans, accounts or arrangements are invested) subject to provisions of ERISA or the Internal Revenue Code of 1986, as amended (the "Code") of a class of certificates entitled only to a specified percentage of payments of either interest or principal or a notional amount of either interest or principal on the related Mortgage Assets or a class of certificates entitled to receive payments of interest and principal on the Mortgage Assets only after payments to other classes or after the occurrence of certain specified events may result in "prohibited transactions" within the meaning of ERISA and the Code. See "ERISA Considerations" herein and in the related prospectus supplement. If specified in the related prospectus supplement, transfer of certificates of such a class will not be registered unless the transferee (i) represents that it is not, and is not purchasing on behalf of, any such plan, account or arrangement or (ii) provides an opinion of counsel satisfactory to the trustee and the depositor that the purchase of certificates of such a class by or on behalf of such plan, account or arrangement is permissible under applicable law and will not subject the trustee, the master servicer or the depositor to any obligation or liability in addition to those undertaken in the relevant pooling and servicing agreement.

      As to each series, an election may be made to treat the related trust or designated portions thereof as one or more "real estate mortgage investment conduits" (each, a "REMIC") as defined in the Code. The related prospectus supplement will specify whether a REMIC election is to be made. Alternatively, the pooling and servicing agreement for a series may provide that a REMIC election may be made at the discretion of the depositor or the master servicer and may be made only if certain conditions are satisfied. As to any such series, the terms and provisions applicable to the making of a REMIC election, as well as any material federal income tax consequences to certificateholders not otherwise described herein, will be set forth in the related prospectus supplement. If such an election is made with respect to a series, one of the classes will be designated as evidencing the sole class of "residual interests" in the related REMIC, as defined in the Code. All other classes of certificates in such a series will constitute "regular interests" in the related REMIC, as defined in the Code. As to each series with respect to which a REMIC election is to be made, the master servicer or a holder of the related residual certificate or certificates will be obligated to take all actions required in order to comply with applicable laws and regulations and will be obligated to pay any prohibited transaction taxes. The master servicer, unless otherwise specified in the related prospectus supplement, will be entitled to reimbursement for any such payment from any holder of the related residual certificate or certificates.

Distributions on Certificates

      General. In general, the method of determining the amount of distributions on a particular series of certificates will depend on the type of credit support, if any, that is used with respect to such series. See "Credit Enhancement" in this prospectus and in the related prospectus supplement for a description of the various types of credit enhancement that may apply to the certificates. The prospectus supplement for each series of certificates will describe the method to be used in determining the amount of distributions on the certificates of such series.

      Unless otherwise specified in the related prospectus supplement, distributions of principal and interest (or, where applicable, of principal only or interest only) on the related certificates will be made by the trustee, monthly, quarterly, semi-annually or at such other intervals and on the dates specified in the prospectus supplement, which we refer to as "distribution dates", out of the payments received in respect of the assets of the related trust or other assets held for the benefit of the certificateholders as specified in the related prospectus supplement. The amount allocable to payments of principal and interest on any distribution date will be determined as specified in the related prospectus supplement. Distributions will be made to the persons in whose names the certificates are registered at the close of business on the dates specified in the related prospectus supplement, which we refer to as "record dates". Distributions will be made by check or money order mailed to the persons entitled thereto at the address appearing in the certificate register maintained for holders of certificates or, if specified in the related prospectus supplement, in the case of certificates that are of a certain minimum denomination, upon written request by the certificateholder, by wire transfer or by such other means as are described therein; provided, however, that the final distribution in retirement of certificates will be made only upon presentation and surrender of the certificates at the office or agency of the trustee or other person specified in the notice to certificateholders of such final distribution.

      Distributions allocable to principal of and interest on the certificates will be made by the trustee out of, and only to the extent of, funds in the related certificate account, including any funds transferred from any Reserve Fund or Pre-Funding Account. (See "The Pooling and Servicing Agreement--Payments on Mortgage Assets; Deposits to Certificate Account" in this prospectus.) As between certificates of different classes and as between distributions of principal (and, if applicable, between distributions of principal prepayments and scheduled payments of principal) and interest, distributions made on any distribution date will be allocated and applied as specified in the related prospectus supplement. All distributions to any class of certificates will be made in the priority, manner and amount specified in the related prospectus supplement.

      Available Funds. All distributions on the certificates of each series on each distribution date will be made from the Available Funds, in accordance with the terms described in the related prospectus supplement and specified in the related pooling and servicing agreement. Unless otherwise provided in the related prospectus supplement, "Available Funds" for each distribution date will generally equal the amount on deposit in the related certificate account (including any prepayment charges, assumption fees and late payment charges and other administrative fees and charges, to the extent collected from mortgagors), and, if applicable, the amount on deposit in the related Pre-Funding Account on such distribution date or on the last day of the Due Period (net of related fees and expenses payable by the related trust) (see "The Pooling And Servicing Agreement--Payments on Mortgage Assets; Deposits to Certificate Account" and "--Servicing and Other Compensation and Payment of Expenses") other than amounts to be held therein for distribution on future distribution dates.

      Unless otherwise specified in the related prospectus supplement, the "Determination Date" is the third Business Day prior to each distribution date. On each Determination Date, the master servicer will determine the amounts of principal and interest which will be passed through to certificateholders on the related distribution date. The "Due Period" for any series will be specified in the related prospectus supplement and is the period during which principal, interest and other amounts will be collected on the mortgage loans for application to the payment of principal and interest to the certificateholders and the payment of fees on such distribution date. A "Business Day" is any day other than a Saturday, Sunday or any day on which banking institutions or trust companies in the states of New York, Oklahoma and such other states (if any) specified in the related prospectus supplement are authorized by law, regulation or executive order to be closed.

      Distributions of Interest. Unless otherwise specified in the related prospectus supplement, interest will accrue on the aggregate Certificate Balance (or, in the case of certificates entitled only to distributions allocable to interest, the aggregate notional amount) of each class of certificates (the "Class Certificate Balance") entitled to interest at the "Pass-Through Rate" (which may be a fixed rate or an adjustable rate as specified in the related prospectus supplement) from the date and for the periods specified in such prospectus supplement. To the extent funds are available therefor, interest accrued during each such specified period on each class of certificates entitled to interest (other than Accrual Certificates), which we describe below will be distributable on the distribution dates specified in the related prospectus supplement until the Class Certificate Balance of such class has been distributed in full or, in the case of certificates entitled only to distributions allocable to interest, until the aggregate notional amount of such certificates is reduced to zero or for the period of time designated in the related prospectus supplement. Unless otherwise specified in the related prospectus supplement, the original Certificate Balance of each certificate will equal the aggregate distributions allocable to principal to which such certificate is entitled. Unless otherwise specified in the related prospectus supplement, distributions allocable to interest on each certificate which is not entitled to distributions allocable to principal will be calculated based on the notional amount of such certificate. The notional amount of a certificate will not evidence an interest in or entitlement to distributions allocable to principal but will be used solely for convenience in expressing the calculation of interest and for certain other purposes.

      If specified in the related prospectus supplement, one or more class or classes of certificates may provide that any interest that has accrued but is not paid on a given distribution date will be added to the Class Certificate Balance of such class of certificates on that distribution date (such certificates, "Accrual Certificates"). Unless otherwise specified in the related prospectus supplement, distributions of interest on each class of Accrual Certificates will commence only after the occurrence of the events specified in such prospectus supplement and, prior to such time, the beneficial ownership interest of such class of Accrual Certificates in the trust, as reflected in the Class Certificate Balance of such class of Accrual Certificates, will increase on each distribution date by the amount of interest that accrued on such class of Accrual Certificates during the preceding interest accrual period but that was not required to be distributed to such class on such distribution date. Any such class of Accrual Certificates will thereafter accrue interest on its outstanding Class Certificate Balance as so adjusted.

      Distributions of Principal. Unless otherwise specified in the related prospectus supplement, the aggregate original balance of the certificates (the "Certificate Balance") will equal the aggregate distributions allocable to principal that such certificates will be entitled to receive. Unless otherwise specified in the related prospectus supplement, the Class Certificate Balance of any class of certificates entitled to distributions of principal will be the original Class Certificate Balance of such class of certificates specified in such prospectus supplement, reduced by all distributions allocable to principal and:

            (1) in the case of Accrual Certificates, unless otherwise specified in the related prospectus supplement, increased by all interest accrued but not then distributable on such Accrual Certificates, and

            (2) in the case of Adjustable Rate Certificates, unless otherwise specified in the related prospectus supplement, subject to the effect of negative amortization.

      The related prospectus supplement will specify the method by which the amount of principal to be distributed on the certificates on each distribution date will be calculated and the manner in which such amount will be allocated among the classes of certificates entitled to distributions of principal.

      If specified in the related prospectus supplement, one or more classes of senior certificates will be entitled to receive all or a disproportionate percentage of the payments of principal that are received from mortgagors in advance of their scheduled due dates and are not accompanied by amounts representing scheduled interest due after the month of such payments, which we refer to as principal prepayments, in the percentages and under the circumstances or for the periods specified in such prospectus supplement. Any such allocation of principal prepayments to such class or classes of senior certificates will have the effect of accelerating the amortization of such senior certificates while increasing the interests evidenced by the subordinated certificates in the trust. Increasing the interests of the subordinated certificates relative to that of the senior certificates is intended to preserve the availability of the subordination provided by the subordinated certificates. See "Credit Enhancement--Subordination" in this prospectus.

      Unscheduled Distributions. If specified in the related prospectus supplement, the certificates will be subject to receipt of distributions before the next scheduled distribution date under the circumstances and in the manner described below and in such prospectus supplement. If applicable, the trustee will be required to make such unscheduled distributions on the day and in the amount specified in the related prospectus supplement if, due to substantial payments of principal (including principal prepayments) on the Mortgage Assets, the trustee or the master servicer determines that the funds available or anticipated to be available from the certificate account and, if applicable, any Pre-Funding Account or Reserve Fund, may be insufficient to make required distributions on the certificates on such distribution date. Unless otherwise specified in the related prospectus supplement, the amount of any such unscheduled distribution that is allocable to principal will not exceed the amount that would otherwise have been required to be distributed as principal on the certificates on the next distribution date. Unless otherwise specified in the related prospectus supplement, all unscheduled distributions will include interest at the applicable Pass-Through Rate (if any) on the amount of the unscheduled distribution allocable to principal for the period and to the date specified in such prospectus supplement.

      Unless otherwise specified in the related prospectus supplement, all distributions allocable to principal in any unscheduled distribution will be made in the same priority and manner as distributions of principal on the certificates would have been made on the next distribution date. With respect to certificates of the same class, unscheduled distributions of principal will be made in the priority and manner specified in the related prospectus supplement. The trustee will give notice to certificateholders of any unscheduled distribution prior to the date of such distribution.

Example of Distributions

      The following is an example of the flow of funds as it would relate to a hypothetical series of certificates issued with a cut-off date occurring in July of a given year (all days are assumed to be Business Days):

July 1 - July 31...  1   Due Period. Master servicer receives scheduled payments
                         on the Mortgage Assets and any principal prepayments
                         made by mortgagors and applicable interest thereon.
July 31............  2   Record Date.
August 22..........  3   Determination Date.  Distribution amount determined.
August 24..........  4   Deposit Date.
August 25..........  5   Distribution Date.

--------
1 Scheduled payments and principal prepayments may be received at any time during this period and will be deposited on the Deposit Date in the certificate account by the master servicer for distribution to certificateholders. Generally, when a mortgage loan is prepaid in full, interest on the amount prepaid is collected from the mortgagor only to the date of payment.

2 Distributions on the distribution date will be made to certificateholders of record at the close of business on the last Business Day of the month immediately preceding the month of distribution.

3 On August 22 (the third Business Day prior to the distribution date), the master servicer will determine the amounts of principal and interest which will be passed through on the distribution date.

4 On August 24 (the Business Day immediately preceding the distribution date), the master servicer may advance funds to cover any delinquencies, in which event the distribution to certificateholders on the distribution date will include the full amounts of principal and interest due during the period in respect of the delinquencies. The master servicer will also calculate any changes in the relative interests evidenced by the senior certificates and the subordinate certificates in the trust, if applicable.

5 On August 25, the amounts determined on August 22 will be distributed to certificateholders of record on the Record Date.

      Distributions in succeeding months will follow the pattern above, subject to adjustment if the distribution date is not a Business Day as specified in the related prospectus supplement. The flow of funds with respect to any series of certificates may differ from the above, and the flow of funds for each series of certificates will be specified in the related prospectus supplement. Reference should be made to the related prospectus supplement to determine the flow of funds for any particular series of certificates. In addition, there are other sources and uses of funds with respect to each series of certificates, as outlined herein and in the related prospectus supplement, that are not specified in the above example (see "The Pooling and Servicing Agreement" and "Credit Enhancement" in this prospectus).

Advances and Compensating Interest

      Unless otherwise provided in the related prospectus supplement, the master servicer will be required to remit to the trustee no later than the day prior to each distribution date and in no case earlier than the seventh Business Day of such month, the amount (an "Advance"), if any, by which 30 days' interest at the Mortgage Rate (or, if specified in the related prospectus supplement, at the Adjusted Mortgage Loan Remittance Rate) on the then outstanding principal balance of a mortgage loan exceeds the amount received by the master servicer in respect of interest on the mortgage loan as of the related Record Date. If provided in the related prospectus supplement, the obligation of the master servicer to make such Advances will be limited to amounts corresponding to delinquent interest payments on a mortgage loan and/or will be limited to amounts that the master servicer believes will be recoverable out of late payments by mortgagors on a mortgage loan, Liquidation Proceeds, Insurance Proceeds or otherwise. If and to the extent specified in the related prospectus supplement, the amount of the Advance may be determined based on an "Adjusted Mortgage Loan Remittance Rate" (determined as set forth in such prospectus supplement), and may include delinquent principal payments and other amounts.

      Unless otherwise specified in the related prospectus supplement, in making Advances, the master servicer will endeavor to maintain a regular flow of scheduled interest payments to certificateholders, rather than to guarantee or insure against losses. Unless otherwise specified in the related prospectus supplement, if Advances are made by the master servicer from cash being held for future distribution to certificateholders, the master servicer will replace such funds on or before any future distribution date to the extent that funds in the applicable certificate account on such distribution date would be less than the amount required to be available for distributions to certificateholders on such date. Unless otherwise specified in the related prospectus supplement, any Advances by the master servicer will be reimbursable to the master servicer out of recoveries on the specific Mortgage Assets with respect to which such Advances were made (e.g., late payments made by the related mortgagors, any related Insurance Proceeds, Liquidation Proceeds, Released Mortgaged Property Proceeds or proceeds of any mortgage loan repurchased by the depositor, a Sub-Servicer or a seller pursuant to the related pooling and servicing agreement) and any other amount that would otherwise be distributed to the holder or holders of certificates representing the residual interest of a trust for which a REMIC election has been made. Unless otherwise specified in the related prospectus supplement, Advances by the master servicer also will be reimbursable to the master servicer from cash otherwise distributable to certificateholders (including senior certificateholders) to the extent that the master servicer determines that any such Advances previously made are not ultimately recoverable as described in the immediately preceding sentence.

      If specified in the prospectus supplement, the master servicer also will be obligated to make Advances, to the extent recoverable out of Insurance Proceeds, Liquidation Proceeds or otherwise, in respect of certain taxes and insurance premiums not paid by mortgagors on a timely basis and to otherwise protect the related mortgaged property. Funds so advanced are reimbursable to the master servicer to the extent permitted by the related pooling and servicing agreement.

      If specified in the related prospectus supplement, the obligations of the master servicer to make Advances may be supported by a cash advance reserve fund, a surety bond or other arrangement, in each case as described in such prospectus supplement.

      Unless otherwise specified in the related prospectus supplement, not later than the close of business on the Business Day prior to each Determination Date, with respect to each mortgage loan as to which the master servicer receives during the related Due Period a principal prepayment in full in advance of the final scheduled due date, the master servicer will be required to remit to the trustee for deposit in the certificate account, from amounts otherwise payable to the master servicer as servicing compensation, an amount ("Compensating Interest") equal to the excess of:

            (1) 30 days' interest on the principal balance of each such mortgage loan as of the beginning of the related Due Period at the applicable Mortgage Rate (or, if specified in the related prospectus supplement, at the Adjusted Mortgage Loan Remittance Rate), over

            (2) the amount of interest actually received on the related mortgage loan for such Due Period.

Reports to Certificateholders

      Prior to or concurrently with each distribution on a distribution date and except as otherwise set forth in the related prospectus supplement, the master servicer or the trustee will furnish to each certificateholder of record of the related series a statement setting forth, to the extent applicable to such series of certificates, among other things:

            (1) the amount available in the certificate account;

            (2) the amount of such distribution allocable to principal for each class of the related series, separately identifying the aggregate amount of any principal prepayments and, if so specified in the related prospectus supplement, prepayment penalties included therein;

            (3) the amount of such distribution allocable to interest for each class of the related series;

            (4) the amount of any Advance;

            (5) the aggregate amount (a) otherwise allocable to the subordinated certificateholders on such distribution date and (b) withdrawn from the Reserve Fund, if any, that is included in the amounts distributed to the certificateholders;

            (6) the aggregate amount, if any, withdrawn from letters of credit, pool policies or other forms of credit enhancement that is included in amounts distributed to certificateholders;

            (7) the Class Certificate Balance and corresponding pool factor or notional amount of each class of the related series after giving effect to the distribution of principal on such distribution date;

            (8) the percentage of principal payments on the Mortgage Assets (excluding prepayments), if any, which each such class will be entitled to receive on the following distribution date;

            (9) the percentage of principal prepayments with respect to the Mortgage Assets, if any, which each such class will be entitled to receive on the following distribution date;

            (10) the related amount of the servicing compensation retained or withdrawn from the Certificate Account by the master servicer, and the amount of additional servicing compensation received by the master servicer attributable to penalties, fees, excess Liquidation Proceeds and other similar charges and items;

            (11) the number and aggregate principal balances of mortgage loans:
      (A) delinquent (exclusive of mortgage loans in foreclosure) (1) 30 to 59 days, (2) 60 to 89 days and (3) 90 or more days and (B) in foreclosure as of the close of business on the last day of the calendar month preceding such distribution date;

            (12) the number and aggregate principal balances of mortgage loans acquired (and not subsequently sold) through foreclosure or grant of a deed in lieu of foreclosure as of the end of the related Due Period;

            (13) the number and aggregate principal balances of mortgage loans acquired through foreclosure or grant of a deed in lieu of foreclosure during the related Due Period;

            (14) the number and aggregate principal balance of mortgage loans which became Liquidated Mortgages and the amount of Liquidation Proceeds received during the related Due Period;

            (15) the cumulative number and aggregate principal balance of mortgage loans which became Liquidated Mortgages and the cumulative amount of Liquidation Proceeds;

            (16) if applicable, the amount remaining in the Reserve Fund at the close of business on the distribution date;

            (17) the Pass-Through Rate and the applicable Index for adjustable rate classes expected to be applicable on the next distribution date to such class;

            (18) any amounts remaining under financial guaranty insurance policies, letters of credit, guarantees, pool policies or other forms of credit enhancement;

            (19) the aggregate amount on deposit in the Pre-Funding Account, if any; and

            (20) the number and aggregate principal amount of additional Mortgage Assets purchased by the trust, if any.

      Where applicable, any amount set forth above may be expressed as a dollar amount per single certificate of the relevant class having the Percentage Interest specified in the related prospectus supplement. The report to certificateholders for any series of certificates may include additional or other information of a similar nature to that specified above.

      In addition, within a reasonable period of time after the end of each calendar year, the master servicer or the trustee will mail to each certificateholder of record at any time during such calendar year a report as to:

      o the aggregate of amounts reported pursuant to clauses (1) and (2) above for such calendar year or, in the event such person was a certificateholder of record during a portion of such calendar year, for the applicable portion of such year, and

      o such other customary information as may be deemed necessary or desirable for certificateholders to prepare their tax returns.

Book-Entry Certificates

      If specified in the related prospectus supplement, one or more classes of the certificates of any series (each, a class of "Book-Entry Certificates") may be initially issued through the book-entry facilities of The Depository Trust Company ("DTC"), in the United States, or Clearstream Banking, societe anonyme ("Clearstream, Luxembourg") or the Euroclear System ("Euroclear"), in Europe. Persons acquiring beneficial interests in certificates through DTC, Clearstream, Luxembourg or Euroclear are referred to in this prospectus as "Certificateowners". The Book-Entry Certificates will be issued in one or more certificates per class, representing the aggregate principal balance of each class of offered certificates, and will initially be registered in the name of Cede & Co. ("Cede"), the nominee of DTC. Euroclear and Clearstream, Luxembourg will hold omnibus positions on behalf of their participants through customers' securities accounts in Euroclear's and Clearstream, Luxembourg's names on the books of their respective depositaries which in turn will hold positions in customers' securities accounts in the depositaries' names on the books of DTC. Investors may hold beneficial interests in the Book-Entry Certificates in minimum denominations representing principal balances of $1,000 and in integral multiples of $1,000 in excess of $1,000. Except as described below under "--Definitive Certificates", no person acquiring a Book-Entry Certificate will be entitled to receive a certificate in physical form (a "Definitive Certificate"). Unless and until Definitive Certificates are issued, it is anticipated that the only certificateholder of the certificates will be Cede, as nominee of DTC. Certificateowners will not be certificateholders as that term is used in the pooling and servicing agreement. Certificateowners are permitted to exercise their rights only indirectly through DTC and its participants (including Euroclear and Clearstream, Luxembourg).

      The beneficial owner's ownership of a Book-Entry Certificate will be recorded on the records of the brokerage firm, bank, thrift institution or other financial intermediary that maintains the beneficial owner's account for this purpose. In turn, the financial intermediary's ownership of the Book-Entry Certificate will be recorded on the records of DTC (or of a participating firm that acts as agent for the financial intermediary, whose interest will in turn be recorded on the records of DTC, if the beneficial owner's financial intermediary is not a DTC participant, and on the records of Clearstream, Luxembourg or Euroclear, as appropriate).

      Beneficial owners will receive all distributions of principal of, and interest on, the Book-Entry Certificates from the trustee through DTC and DTC participants. While the Book-Entry Certificates are outstanding (except under the circumstances described below), under the rules, regulations and procedures creating and affecting DTC and its operations, DTC is required to make book-entry transfers among participants on whose behalf it acts with respect to the securities and is required to receive and transmit distributions of principal of, and interest on, the securities. Participants and indirect participants with whom beneficial owners have accounts with respect to securities are similarly required to make book-entry transfers and receive and transmit distributions on behalf of their respective beneficial owners. Accordingly, although beneficial owners will not possess certificates or notes, the DTC rules provide a mechanism by which beneficial owners will receive distributions and will be able to transfer their interest.

      Beneficial owners will not receive or be entitled to receive physical certificates representing their respective interests in the securities, except under the limited circumstances described below. Unless and until physical certificates are issued, beneficial owners who are not participants may transfer ownership of securities only through participants and indirect participants by instructing participants and indirect participants to transfer securities, by book-entry transfer, through DTC for the account of the purchasers of these securities, which account must be maintained with their participants. Under the DTC rules and in accordance with DTC's normal procedures, transfers of ownership of securities will be executed through DTC and the accounts of the respective participants at DTC will be debited and credited. Similarly, the participants and indirect participants will make debits or credits, as the case may be, on their records on behalf of the selling and purchasing beneficial owners.

      Because of time zone differences, credits of securities received in Clearstream, Luxembourg or Euroclear as a result of a transaction with a participant will be made during subsequent securities settlement processing and dated the Business Day following the DTC settlement date. These credits or any transactions in securities settled during subsequent securities settlement processing will be reported to the relevant Euroclear or Clearstream, Luxembourg participants on that Business Day. Cash received in Clearstream, Luxembourg or Euroclear as a result of sales of securities by or through a Clearstream, Luxembourg participant or Euroclear participant to a DTC participant will be received with value on the DTC settlement date but will be available in the relevant Clearstream, Luxembourg or Euroclear cash account only as of the Business Day following settlement in DTC.

      Transfers between participants will occur in accordance with DTC rules. Transfers between Clearstream, Luxembourg participants and Euroclear participants will occur in accordance with their respective rules and operating procedures.

      Cross-market transfers between persons holding directly or indirectly through DTC, on the one hand, and directly or indirectly through Clearstream, Luxembourg participants or Euroclear participants, on the other, will be effected in DTC in accordance with DTC rules on behalf of the relevant European international clearing system by the relevant European depositary; however, these cross market transactions will require delivery of instructions to the relevant European international clearing system by the counterparty in that system in accordance with its rules and procedures and within its established deadlines (European time). The relevant European international clearing system will, if the transaction meets its settlement requirements, deliver instructions to the relevant European depositary to take action to effect final settlement on its behalf by delivering or receiving securities in DTC, and making or receiving payment in accordance with normal procedures for same day funds settlement applicable to DTC. Clearstream, Luxembourg participants and Euroclear participants may not deliver instructions directly to the European depositaries.

      DTC, which is a New York-chartered limited purpose trust company, performs services for its participants, some of which (and/or their representatives) own DTC. In accordance with its normal procedures, DTC is expected to record the positions held by each DTC participant in the Book-Entry Certificates, whether held for its own account or as a nominee for another person. In general, beneficial ownership of Book-Entry Certificates will be subject to the rules, regulations and procedures governing DTC and DTC participants as in effect from time to time.

      Clearstream, Luxembourg is incorporated under the laws of Luxembourg as a professional depository. Clearstream, Luxembourg was originally incorporated in 1970 under the name of "Cedel S.A.", a company with limited liability under Luxembourg law (a societe anonyme). Cedel S.A. subsequently changed its name to Cedelbank. In January 2000, Cedelbank's parent company, Cedel International, societe anonyme ("CI"), merged its clearing, settlement and custody business with that of Deutsche Borse Clearing AG ("DBC"). The merger involved the transfer by CI of substantially all of its assets and liabilities (including its shares in Cedelbank) to a new Luxembourg company, New Cedel International, societe anonyme ("New CI"), which is 50% owned by CI and 50% owned by DBC's parent company, Deutsche Borse AG. The shareholders of these two entities are banks, securities dealers and financial institutions. In connection with the merger, the Board of Directors of New CI decided to rename the companies in the group to give them a cohesive brand name. The new brand name that was chosen is "Clearstream". Effective January 14, 2000, New CI was renamed "Clearstream International, societe anonyme". On January 18, 2000, Cedelbank was renamed "Clearstream Banking, societe anonyme". In addition, on January 17, 2000, DBC was renamed "Clearstream Banking AG". As a result, there are now two entities in the corporate group headed by Clearstream International which share the name "Clearstream Banking", the entity previously named "Cedelbank" and the entity previously named "Deutsche Borse Clearing AG".

      Clearstream, Luxembourg holds securities for its customers and facilitates the clearance and settlement of securities transactions between Clearstream, Luxembourg customers through electronic book-entry changes in accounts of Clearstream, Luxembourg customers, thereby eliminating the need for physical movement of certificates. Transactions may be settled by Clearstream, Luxembourg in any of 36 currencies, including United States dollars. Clearstream, Luxembourg provides to its customers, among other things, services for safekeeping, administration, clearance and settlement of internationally traded securities and securities lending and borrowing. Clearstream, Luxembourg also deals with domestic securities markets in over 30 countries through established depositary and custodial relationships. Clearstream, Luxembourg is registered as a bank in Luxembourg, and as such is subject to regulation by the Commission de Surveillance du Secteur Financier, which supervises Luxembourg banks. Clearstream, Luxembourg's customers are worldwide financial institutions including underwriters, securities brokers and dealers, banks, trust companies and clearing corporations. Clearstream, Luxembourg's U.S. customers are limited to banks and securities brokers and dealers. Currently, Clearstream, Luxembourg has approximately 2,000 customers located in over 80 countries, including all major European countries, Canada and the United States. Indirect access to Clearstream, Luxembourg is available to other institutions that clear through or maintain a custodial relationship with an account holder of Clearstream, Luxembourg. Clearstream, Luxembourg has established an electronic bridge with Euroclear Bank S.A. /N.V. as the operator of Euroclear (the "Euroclear Operator") in Brussels to facilitate settlement of trades between Clearstream, Luxembourg and the Euroclear Operator.

      Euroclear was created in 1968 to hold securities for its participants and to clear and settle transactions between Euroclear participants through simultaneous electronic book-entry delivery against payment, thus eliminating the need for physical movement of certificates and any risk from lack of simultaneous transfers of securities and cash. Transactions may be settled in any of 32 currencies, including United States dollars. Euroclear includes various other services, including securities lending and borrowing and interfaces with domestic markets in several countries generally similar to the arrangements for cross-market transfers with DTC described above. Euroclear is operated by the Brussels, Belgium office of the Euroclear Operator, under contract with Euroclear Clearance Systems S.C., a Belgian cooperative corporation. All operations are conducted by the Euroclear Operator, and all Euroclear securities clearance accounts and Euroclear cash accounts are accounts with the Euroclear Operator, not Euroclear Clearance Systems S.C. Euroclear Clearance Systems S.C. establishes policy for Euroclear on behalf of Euroclear participants. Euroclear participants include banks (including central banks), securities brokers and dealers and other professional financial intermediaries. Indirect access to Euroclear is also available to other firms that clear through or maintain a custodial relationship with a Euroclear participant, either directly or indirectly.

      The Euroclear Operator has a banking license from the Belgian Banking and Finance Commission. This license authorizes the Euroclear Operator to carry out banking activities on a global basis.

      Securities clearance accounts and cash accounts with the Euroclear Operator are governed by the Terms and Conditions Governing Use of Euroclear and the related Operating Procedures of the Euroclear System and applicable Belgian law. These Terms and Conditions govern transfers of securities and cash within Euroclear, withdrawals of securities and cash from Euroclear and receipts of payments with respect to securities in Euroclear. All securities in Euroclear are held on a fungible basis without attribution of specific certificates to specific securities clearance accounts. The Euroclear Operator acts under these Terms and Conditions only on behalf of Euroclear participants, and has no record of or relationship with persons holding through Euroclear participants.

      Distributions on the Book-Entry Certificates will be made on each distribution date by the trustee to DTC. DTC will be responsible for crediting the amount of these payments to the accounts of the applicable DTC participants in accordance with DTC's normal procedures. Each DTC participant will be responsible for disbursing these payments to the beneficial owners that it represents and to each financial intermediary for which it acts as agent. Each financial intermediary will be responsible for disbursing funds to the beneficial owners that it represents.

      Under a book-entry format, beneficial owners may experience some delay in their receipt of payments, since these payments will be forwarded by the trustee to Cede & Co. Distributions with respect to securities held through Clearstream, Luxembourg or Euroclear will be credited to the cash accounts of Clearstream, Luxembourg participants or Euroclear participants in accordance with the relevant system's rules and procedures, to the extent received by the relevant European depositary. These distributions will be subject to tax reporting in accordance with relevant United States tax laws and regulations. Because DTC can only act on behalf of financial intermediaries, the ability of a beneficial owner to pledge Book-Entry Certificates to persons or entities that do not participate in the DTC system, or otherwise take actions in respect of the Book-Entry Certificates, may be limited due to the lack of physical certificates for Book-Entry Certificates. In addition, issuance of the Book-Entry Certificates in book-entry form may reduce the liquidity of the securities in the secondary market since certain potential investors may be unwilling to purchase securities for which they cannot obtain physical certificates.

      Monthly and annual reports on the applicable trust fund will be provided to Cede & Co., as nominee of DTC, and may be made available by Cede & Co. to beneficial owners upon request, in accordance with the rules, regulations and procedures creating and affecting DTC, and to the financial intermediaries to whose DTC accounts the Book-Entry Certificates of the beneficial owners are credited.

      Unless and until Definitive Certificates are issued, DTC will take any action permitted to be taken by the holders of the Book-Entry Certificates under the relevant pooling and servicing agreement only at the direction of one or more financial intermediaries to whose DTC accounts the Book-Entry Certificates are credited, to the extent that these actions are taken on behalf of financial intermediaries whose holdings include the book-entry securities. Clearstream, Luxembourg or the Euroclear operator, as the case may be, will take any other action permitted to be taken by a holder under the relevant operating agreement on behalf of a Clearstream, Luxembourg participant or Euroclear participant only in accordance with its relevant rules and procedures and subject to the ability of the relevant European depositary to effect these actions on its behalf through DTC. DTC may take actions, at the direction of the related participants, with respect to some securities which conflict with actions taken with respect to other securities.

Definitive Certificates

      Definitive Certificates representing the certificates of a series will be issued to beneficial owners, or their nominees, rather than to DTC, only if:

      o DTC or the depositor advises the trustee in writing that DTC is no longer willing or able to discharge properly its responsibilities as nominee and depository with respect to the book-entry securities and the seller or the trustee is unable to locate a qualified successor;

      o the depositor, at its sole option, elects to terminate a book-entry system through DTC, and the seller does not select a successor depository; or

      o after the occurrence of a servicer termination event or an event of default, the beneficial owners of each class of the series of securities representing percentage interests aggregating at least 51% of such class advise the trustee and DTC through the financial intermediaries and the DTC participants in writing that the continuation of a book-entry system through DTC (or its successor) is no longer in the best interests of beneficial owners.

      Upon the occurrence of any of the events described in the immediately preceding paragraph, the trustee will be required to notify all applicable beneficial owners of the occurrence of the event and the availability through DTC of physical certificates. Upon surrender by DTC of the global certificate or certificates representing the book-entry securities and instructions for re-registration, the trustee will issue physical certificates representing the securities, and thereafter the trustee will recognize the holders of the physical certificates as certificateholders under the applicable pooling and servicing agreement.

      Although DTC, Clearstream, Luxembourg and Euroclear have agreed to the foregoing procedures in order to facilitate transfers of securities among participants of DTC, Clearstream, Luxembourg and Euroclear, they are under no obligation to perform or continue to perform these procedures, and these procedures may be discontinued at any time.

      Neither the depositor, the seller, the servicer, the owner trustee (if applicable), the trustee or any of their affiliates will have any responsibility for any aspect of the records relating to or payments made on account of beneficial ownership interests of the book-entry securities held by Cede & Co., as nominee for DTC, or for maintaining, supervising or reviewing any records relating to these beneficial ownership interests.

                               CREDIT ENHANCEMENT

General

      Credit enhancement may be provided with respect to one or more classes of a series of certificates or with respect to the Mortgage Assets in the related trust. Unless otherwise specified in the related prospectus supplement, no credit enhancement will provide protection against all risks of loss or guarantee repayment of the entire principal balance of the certificates and interest thereon. If losses occur which exceed the amount covered by any credit enhancement or which are not covered by any credit enhancement, certificateholders will bear their allocable share of any deficiencies. If a form of credit enhancement applies to several classes of certificates, and if principal payments equal to the aggregate principal balances of certain classes will be distributed prior to such distributions to other classes, the classes which receive such distributions at a later time are more likely to bear any losses which exceed the amount covered by credit enhancement. Unless otherwise specified in the prospectus supplement, coverage under any credit enhancement may be canceled or reduced by the master servicer if such cancellation or reduction would not adversely affect the rating or ratings of the related certificates. The trustee of the related trust will have the right to sue providers of credit enhancement if a default is made on a required payment.

      The following paragraphs describe various types of credit enhancement that may be applicable to your certificates as specified in the related prospectus supplement for your certificates.

Subordination

      If specified in the related prospectus supplement, the rights of the holders of one or more classes of subordinated certificates will be subordinate to the rights of holders of one or more other classes of senior certificates of such series to receive distributions in respect of scheduled principal, principal prepayments, interest or any combination thereof that otherwise would have been payable to subordinated certificateholders under the circumstances and to the extent specified in the related prospectus supplement. This subordination is intended to enhance the likelihood of regular receipt by senior certificateholders of the full amount of the monthly payments of principal and interest which such holders would be entitled to receive if there had been no losses or delinquencies.

      The protection afforded to the senior certificateholders of a series by means of the subordination feature will be accomplished by:

            (1) the preferential right of such holders to receive, prior to any distribution being made in respect of the related subordinated certificates, the amounts of principal and interest due them on each distribution date out of the funds available for distribution on such date in the related certificate account and, to the extent described in the related prospectus supplement, by the right of such holders to receive future distributions on the assets in the related trust that would otherwise have been payable to the subordinated certificateholders;

            (2) reducing the ownership interest of the related subordinated certificates;

            (3) a combination of clauses (1) and (2) above; or

            (4) as otherwise described in the related prospectus supplement.

      If specified in the related prospectus supplement, subordination may apply only in the event of certain types of losses not covered by other forms of credit support, such as hazard losses not covered by Standard Hazard Insurance Policies or losses due to the bankruptcy or fraud of the mortgagor not covered by a bankruptcy bond. The protection afforded to senior certificateholders through subordination also may be accomplished by allocating certain types of losses or delinquencies to the related subordinated certificates to the extent described in the related prospectus supplement. The related prospectus supplement will set forth information concerning, among other things, the amount of subordination of a class or classes of subordinated certificates in a series, the circumstances in which such subordination will be applicable and the manner, if any, in which the amount of subordination will decrease over time, the manner of funding any Reserve Fund, and the conditions under which amounts in any such Reserve Fund will be used to make distributions to senior certificateholders or released to subordinated certificateholders from the related trust.

      If specified in the related prospectus supplement, delays in receipt of scheduled payments on the Mortgage Assets and losses with respect to the Mortgage Assets will be borne first by the various classes of subordinated certificates and thereafter by the various classes of senior certificates, in each case under the circumstances and subject to the limitations specified in such prospectus supplement. The aggregate distributions in respect of delinquent payments on the Mortgage Assets over the lives of the certificates or at any time, the aggregate losses in respect of Mortgage Assets which must be borne by the subordinated certificates by virtue of subordination and the amount of the distributions otherwise distributable to the subordinated certificateholders that will be distributable to senior certificateholders on any distribution date may be limited as specified in the related prospectus supplement. If aggregate distributions in respect of delinquent payments on the Mortgage Assets or aggregate losses in respect of such Mortgage Assets were to exceed the total amounts payable and available for distribution to holders of subordinated certificates or, if applicable, were to exceed the amount specified in the related prospectus supplement, senior certificateholders would experience losses on the certificates.

      In addition to or in lieu of the foregoing, if so specified in the prospectus supplement, all or any portion of distributions otherwise payable to holders of subordinated certificates on any distribution date may instead be deposited into one or more Reserve Funds established and maintained with the trustee. If specified in the prospectus supplement, such deposits may be made on each distribution date for specified periods or until the balance in the Reserve Fund has reached a specified amount and, following payments from the Reserve Fund, to holders of senior certificates or otherwise, thereafter to the extent necessary to restore balance in the Reserve Fund to required levels, in each case as specified in the prospectus supplement. If specified in the related prospectus supplement, amounts on deposit in the Reserve Fund may be released to the holders of the class of certificates specified in the prospectus supplement at the times and under the circumstances specified in the prospectus supplement. See "--Reserve Fund" below.

      If specified in the related prospectus supplement, the same class of certificates may be senior certificates with respect to certain types of payments or certain types of losses or delinquencies and subordinated certificates with respect to other types of payment or types of losses or delinquencies.

      If specified in the related prospectus supplement, various classes of senior certificates and subordinated certificates may themselves be subordinate in their right to receive certain distributions to other classes of senior and subordinated certificates, respectively, through a cross collateralization mechanism or otherwise.

      As between classes of senior certificates and as between classes of subordinated certificates, distributions may be allocated among such classes:

            (1) in the order of their scheduled final distribution dates;

            (2) in accordance with a schedule or formula;

            (3) in relation to the occurrence of events; or

            (4) otherwise, in each case as specified in the related prospectus supplement.

      The related prospectus supplement will set forth information concerning the amount of subordination of a class or classes of subordinated certificates in a series, the circumstances in which such subordination will be applicable, the manner, if any, in which the amount of subordination will decrease over time, the manner of funding any Reserve Funds, and the conditions under which amounts in any such Reserve Funds will be used to make distributions to senior certificateholders or released to subordinated certificateholders from the related trust. As between classes of subordinated certificates, payments to senior certificateholders on account of delinquencies or losses and payments to the Reserve Fund will be allocated as specified in the related prospectus supplement.

Overcollateralization

      If specified in the related prospectus supplement, credit support may consist of overcollateralization whereby the aggregate principal amount of the Mortgage Assets exceeds the Certificate Balance of the certificates of such series. Overcollateralization may exist on the closing date or may develop thereafter as a result of the application of certain interest collections or other collections received in connection with the Mortgage Assets in excess of amounts necessary to pay the Pass-Through Rate on the certificates and certain other amounts as may be specified in the related prospectus supplement. The existence of any overcollateralization and the manner, if any, by which it increases or decreases, will be set forth in the related prospectus supplement.

Reserve Fund

      If so specified in the related prospectus supplement, credit support with respect to a series of certificates may be provided by the establishment and maintenance with the trustee for such series of certificates of one or more reserve funds (each, a "Reserve Fund") for such series. The related prospectus supplement will specify whether or not a Reserve Fund will be included in the corpus of the trust for such series.

      The Reserve Fund for a series will be funded:

            (1) by the deposit of cash, investment securities or instruments evidencing ownership of principal or interest payments thereon, letters of credit, demand notes, certificates of deposit or a combination thereof in the aggregate amount specified in the related prospectus supplement,

            (2) by the deposit from time to time of certain amounts, as specified in the related prospectus supplement, to which the subordinated certificateholders, if any, would otherwise be entitled, or

            (3) in such other manner as may be specified in the related prospectus supplement.

      Any amounts on deposit in the Reserve Fund and the proceeds of any other instrument deposited therein upon maturity will be held in cash or will be invested in "Permitted Investments" which, unless otherwise specified in the related prospectus supplement, will include obligations of the United States and certain agencies thereof, certificates of deposit, certain commercial paper (including commercial paper issued by CIT), time deposits and bankers acceptances sold by eligible commercial banks and certain repurchase agreements of United States government securities with eligible commercial banks. If a letter of credit is deposited with the trustee, such letter of credit will be irrevocable unless replaced. Unless otherwise specified in the related prospectus supplement, any letter of credit deposited therein will name the trustee, in its capacity as trustee for the certificateholders, as beneficiary and will be issued by an entity acceptable to each Rating Agency. Additional information with respect to such instruments deposited in the Reserve Funds will be set forth in the related prospectus supplement.

      Any amounts so deposited and payments on instruments so deposited will be available for withdrawal from the Reserve Fund for distribution to the certificateholders for the purposes, in the manner and at the times specified in the related prospectus supplement.

Certificate Guaranty Insurance Policies

      If so specified in the related prospectus supplement, a certificate guaranty insurance policy or policies may be obtained and maintained for one or more class or classes of series of certificates. The issuer of any certificate guaranty insurance policy will be described in the related prospectus supplement. A copy of any such certificate guaranty insurance policy will be attached as an exhibit to the related prospectus supplement.

      Unless otherwise specified in the related prospectus supplement, certificate guaranty insurance policies generally unconditionally and irrevocably guarantee to certificateholders that an amount equal to each full and complete Insured Payment will be received by an agent of the trustee (an "Insurance Paying Agent") on behalf of certificateholders, for distribution by the trustee to each certificateholder. The "Insured Payment" will equal the full amount of the distributions of principal and interest to which certificateholders are entitled under the related pooling and servicing agreement plus any other amounts specified therein or in the related prospectus supplement. If specified in the related prospectus supplement, the certificate guaranty insurance policy may only cover ultimate payment of principal to certificateholders and not timely payment of principal on each distribution date.

      The specific terms of any certificate guaranty insurance policy will be as set forth in the related prospectus supplement. Certificate guaranty insurance policies may have limitations including (but not limited to) limitations on the certificate guaranty insurer's obligation to guarantee the seller's or the Master Servicer's obligation to repurchase or substitute for any mortgage loans, to guarantee any specified rate of prepayments or to provide funds to redeem certificates on any specified date. The certificate guaranty insurance policy may also be limited in amount.

      Subject to the terms of the related pooling and servicing agreement, the certificate guaranty insurer may be subrogated to the rights of each certificateholder to receive payments under the certificates to the extent of any payments by such certificate guaranty insurer under the related certificate guaranty insurance policy.

Mortgage Pool Insurance Policies

      If specified in the related prospectus supplement relating to a mortgage pool, a separate mortgage pool insurance policy or policies (each, a "Mortgage Pool Insurance Policy") will be obtained and maintained for the mortgage pool and issued by the insurer (the "Pool Insurer") named in such prospectus supplement. Each Mortgage Pool Insurance Policy will, subject to the limitations described below, cover loss by reason of default in payment on mortgage loans in the mortgage pool in an amount equal to a percentage specified in such prospectus supplement of the aggregate principal balance of such mortgage loans on the cut-off date and, if applicable, as of the subsequent cut-off dates (as defined in the related prospectus supplement) related to the transfer of additional mortgage loans, if any, which are not covered as to their entire outstanding principal balances by Mortgage Insurance Policies. As more fully described below, the master servicer will present claims thereunder to the Pool Insurer on behalf of itself, the trustee and the certificateholders. The Mortgage Pool Insurance Policies, however, are not blanket policies against loss, since claims thereunder may be made only respecting particular defaulted mortgage loans and only upon satisfaction of certain conditions precedent described below. Unless otherwise specified in the related prospectus supplement, the Mortgage Pool Insurance Policies will not cover losses due to a failure to pay or denial of a claim under a Mortgage Insurance Policy.

      Unless otherwise specified in the related prospectus supplement, each Mortgage Pool Insurance Policy will provide that no claims may be validly presented unless:

            (1) any required Mortgage Insurance Policy is in effect for the defaulted mortgage loan and a claim thereunder has been submitted and settled;

            (2) hazard insurance on the related mortgaged property has been kept in force and real estate taxes and other protection and preservation expenses have been paid;

            (3) if there has been physical loss or damage to the mortgaged property, the damaged property has been restored to its physical condition (reasonable wear and tear excepted) at the time of issuance of the policy; and

            (4) the insured has acquired good and marketable title to the mortgaged property free and clear of liens except certain permitted encumbrances.

      Upon satisfaction of these conditions, the Pool Insurer will have the option either:

            (1) to purchase the mortgaged property at a price equal to the principal balance of the related mortgage loan plus accrued and unpaid interest at the Mortgage Rate to the date of such purchase and certain expenses incurred by the master servicer on behalf of the trustee and certificateholders or

            (2) to pay the amount by which the sum of the principal balance of the defaulted mortgage loan plus accrued and unpaid interest at the Mortgage Rate to the date of payment of the claim and the aforementioned expenses exceeds the proceeds received from an approved sale of the mortgaged property, in either case net of certain amounts paid or assumed to have been paid under the related Mortgage Insurance Policy.

      If any mortgaged property is damaged, and proceeds, if any, from the related hazard insurance policy or the applicable Special Hazard Insurance Policy are insufficient to restore the damaged property to a condition sufficient to permit recovery under the Mortgage Pool Insurance Policy, the master servicer will not be required to expend its own funds to restore the damaged property unless it determines that:

            (1) such restoration will increase the proceeds to certificateholders on liquidation of the mortgage loan after reimbursement of the master servicer for its expenses and

            (2) such expenses will be recoverable by it through proceeds of the sale of the mortgaged property or proceeds of the related Mortgage Pool Insurance Policy or any related Mortgage Insurance Policy.

      Unless otherwise specified in the related prospectus supplement, no Mortgage Pool Insurance Policy will insure (and many Mortgage Insurance Policies do not insure) against loss sustained by reason of a default arising from, among other things:

            (1) fraud or negligence in the origination or servicing of a mortgage loan, including misrepresentation by the mortgagor, the originator or persons involved in the origination thereof, or

            (2) failure to construct a mortgaged property in accordance with plans and specifications.

      If specified in the related prospectus supplement, an endorsement to the Mortgage Pool Insurance Policy, a bond or other credit support may cover fraud in connection with the origination of mortgage loans. If specified in the related prospectus supplement, a failure of coverage attributable to one of the foregoing events might result in a breach of the related seller's representations described above and, in such event, might give rise to an obligation on the part of such seller to repurchase the defaulted mortgage loan if the breach cannot be cured by such seller. No Mortgage Pool Insurance Policy will cover (and many Mortgage Insurance Policies do not cover) a claim in respect of a defaulted mortgage loan occurring when the master servicer of such mortgage loan, at the time of default or thereafter, was not approved by the applicable insurer.

      Unless otherwise specified in the related prospectus supplement, the original amount of coverage under each Mortgage Pool Insurance Policy will be reduced over the life of the related certificates by the aggregate dollar amount of claims paid less the aggregate of the net amounts realized by the Pool Insurer upon disposition of all foreclosed properties. The amount of claims paid will include certain expenses incurred by the master servicer as well as accrued interest on delinquent mortgage loans to the date of payment of the claim, unless otherwise specified in the related prospectus supplement. Accordingly, if aggregate net claims paid under any Mortgage Pool Insurance Policy reach the original policy limit, coverage under that Mortgage Pool Insurance Policy will be exhausted and any further losses will be borne by the certificateholders.

      The terms of any pool insurance policy relating to a mortgage pool will be described in the related prospectus supplement.

Mortgage Guaranty Insurance Policies

      The master servicer will maintain or cause to be maintained, as the case may be, in full force and effect, but only if and to the extent specified in the related prospectus supplement, a mortgage guaranty insurance policy (each, a "Mortgage Insurance Policy") with regard to each mortgage loan for which such coverage is required. The master servicer will not cancel or refuse to renew any such Mortgage Insurance Policy in effect at the time of the initial issuance of a series of certificates that is required to be kept in force under the applicable pooling and servicing agreement unless the replacement Mortgage Insurance Policy for such canceled or nonrenewed policy is maintained with an insurer whose claims-paying ability is sufficient to maintain the current rating of the classes of certificates of such series.

      Although the terms and conditions of mortgage insurance vary, the amount of a claim for benefits under a Mortgage Insurance Policy covering a mortgage loan will consist of the insured percentage of the unpaid principal amount of the covered mortgage loan and accrued and unpaid interest thereon and reimbursement of certain expenses, less:

            (1) all rents or other payments collected or received by the insured (other than the proceeds of hazard insurance) that are derived from or in any way related to the mortgaged property;

            (2) hazard insurance proceeds in excess of the amount required to restore the mortgaged property and which have not been applied to the payment of the mortgage loan;

            (3) amounts expended but not approved by the issuer of the related Mortgage Insurance Policy (the "Mortgage Insurer");

            (4) claim payments previously made by the Mortgage Insurer; and

            (5) unpaid premiums.

      Mortgage Insurance Policies reimburse certain losses sustained by reason of defaults in payments by borrowers. Mortgage Insurance Policies will not insure against, and exclude from coverage, a loss sustained by reason of a default arising from or involving certain matters, including:

            (1) fraud or negligence in origination or servicing of the mortgage loans, including misrepresentation by the originator, seller, mortgagor or other persons involved in the origination of the mortgage loan;

            (2) failure to construct the mortgaged property subject to the mortgage loan in accordance with specified plans;

            (3) physical damage to the mortgaged property; and

            (4) the related Sub-Servicer not being approved as a servicer by the Mortgage Insurer.

      As conditions precedent to the filing of or payment of a claim under a Mortgage Insurance Policy, the trustee or master servicer, on behalf of the trust, will be required to:

            (1) advance or discharge (a) all hazard insurance policy premiums, and (b) as necessary and approved in advance by the Insurer:

                  o     real estate property taxes;

                  o all expenses required to maintain the related mortgaged property in at least as good a condition as existed at the effective date of such Mortgage Insurance Policy, ordinary wear and tear excepted;

                  o     mortgaged property sales expenses;

                  o any outstanding liens (as defined in such Mortgage Insurance Policy) on the mortgaged property; and

                  o foreclosure costs, including court costs and reasonable attorneys' fees;

            (2) in the event of any physical loss or damage to the mortgaged property, restore and repair the mortgaged property to at least as good a condition as existed at the effective date of such Mortgage Insurance Policy, ordinary wear and tear excepted; and

            (3) tender to the Mortgage Insurer good and marketable title to and possession of the mortgaged property.

      The master servicer, on behalf of itself, the trustee and the certificateholders, will present claims to the Mortgage Insurer under each Mortgage Insurance Policy, and will take such reasonable steps as are necessary to receive payment or to permit recovery thereunder with respect to defaulted mortgage loans. All collections by or on behalf of the master servicer under any Mortgage Insurance Policy and, when the mortgaged property has not been restored, the related hazard insurance policy are to be deposited in the certificate account, subject to withdrawal as heretofore described.

      If the mortgaged property securing a defaulted mortgage loan is damaged and proceeds, if any, from the related hazard insurance policy are insufficient to restore the damaged mortgaged property to a condition sufficient to permit recovery under the related Mortgage Insurance Policy, if any, the master servicer is not required to expend its own funds to restore the damaged mortgaged property unless it determines:

            (1) that such restoration will increase the proceeds to certificateholders on liquidation of the mortgage loan after reimbursement of the master servicer for its expenses; and

            (2) that such expenses will be recoverable by it from related Insurance Proceeds or Liquidation Proceeds.

      If recovery on a defaulted mortgage loan under any related Mortgage Insurance Policy is not available for the reasons set forth in the preceding paragraph, or if the defaulted mortgage loan is not covered by a Mortgage Insurance Policy, the master servicer will be obligated to follow or cause to be followed such normal practices and procedures as it deems necessary or advisable to realize upon the defaulted mortgage loan. If the proceeds of any liquidation of the mortgaged property securing the defaulted mortgage loan are less than the principal balance of such mortgage loan plus interest accrued thereon that is payable to certificateholders, the trust will realize a loss in the amount of such difference plus the aggregate of expenses incurred by the master servicer in connection with such proceedings that are reimbursable under the pooling and servicing agreement. In the unlikely event that any such proceedings result in a total recovery which is, after reimbursement to the master servicer of its expenses, in excess of the principal balance of such mortgage loan plus interest accrued thereon that is payable to certificateholders, the master servicer will be entitled to withdraw or retain from the certificate account amounts representing its normal servicing compensation with respect to such mortgage loan and, unless otherwise specified in the related prospectus supplement, amounts representing the balance of such excess, exclusive of any amount required by law to be forwarded to the related mortgagor, as additional servicing compensation.

Special Hazard Insurance Policies

      If specified in the related prospectus supplement, a separate special hazard insurance policy or policies (each, a "Special Hazard Insurance Policy") will be obtained and maintained for the mortgage pool and will be issued by the insurer (the "Special Hazard Insurer") named in such prospectus supplement. Each Special Hazard Insurance Policy will, subject to limitations described below, protect holders of the related certificates from:

            (1) loss by reason of damage to mortgaged properties caused by certain hazards (including earthquakes and, to a limited extent, tidal waves and related water damage or as otherwise specified in the related prospectus supplement) not insured against under the standard form of hazard insurance policy for the respective states in which the mortgaged properties are located or under a flood insurance policy if the mortgaged property is located in a federally designated flood area, and

            (2) loss caused by reason of the application of the coinsurance clause contained in hazard insurance policies.

      See "The Pooling and Servicing Agreement--Hazard Insurance" herein.

      No Special Hazard Insurance Policy will cover losses occasioned by fraud or conversion by the trustee or master servicer, war, insurrection, civil war, certain governmental action, errors in design, faulty workmanship or materials (except under certain circumstances), nuclear or chemical reaction, flood (if the mortgaged property is located in a federally designated flood area), nuclear or chemical contamination and certain other risks. The amount of coverage under any Special Hazard Insurance Policy will be specified in the related prospectus supplement. Each Special Hazard Insurance Policy will provide that no claim may be paid unless hazard and, if applicable, flood insurance on the property securing the mortgage loan have been kept in force and other protection and preservation expenses have been paid.

      Subject to the foregoing limitations, and unless otherwise specified in the related prospectus supplement, each Special Hazard Insurance Policy will provide that where there has been damage to property securing a foreclosed mortgage loan (title to which has been acquired by the insured) and to the extent such damage is not covered by the hazard insurance policy or flood insurance policy, if any, maintained by the mortgagor or the master servicer, the Special Hazard Insurer will pay the lesser of:

            (1) the cost of repair or replacement of such property, or

            (2) upon transfer of the property to the Special Hazard Insurer, the unpaid principal balance of such mortgage loan at the time of acquisition of such property by foreclosure or deed in lieu of foreclosure, plus accrued interest to the date of claim settlement and certain expenses incurred by the Master Servicer with respect to such property.

      If the unpaid principal balance of a mortgage loan plus accrued interest and certain expenses is paid by the Special Hazard Insurer, the amount of further coverage under the related Special Hazard Insurance Policy will be reduced by such amount less any net proceeds from the sale of the property. Any amount paid as the cost of repair of such property will further reduce coverage by such amount. So long as a Mortgage Pool Insurance Policy remains in effect, the payment by the Special Hazard Insurer of the cost of repair or of the unpaid principal balance of the related mortgage loan plus accrued interest and certain expenses will not affect the total insurance proceeds paid to certificateholders, but will affect the relative amounts of coverage remaining under the related Special Hazard Insurance Policy and Mortgage Pool Insurance Policy. Any hazard losses not covered by either the standard hazard insurance policies or the Special Hazard Insurance Policy will not be insured against, and, unless otherwise specified in the related prospectus supplement, will be borne by the certificateholders.

      To the extent specified in the prospectus supplement, the master servicer may deposit cash, an irrevocable letter of credit or any other instrument acceptable to each Rating Agency in a special trust account to provide protection in lieu of or in addition to that provided by a Special Hazard Insurance Policy. The amount of any Special Hazard Insurance Policy or of the deposit to the special trust account in lieu thereof relating to such certificates may be reduced so long as any such reduction will not result in a downgrading of the rating of such certificates by any such Rating Agency.

      Unless otherwise specified in the related prospectus supplement, because each Special Hazard Insurance Policy will be designed to permit full recovery under the Mortgage Pool Insurance Policy in circumstances in which such recoveries would otherwise be unavailable because property has been damaged by a cause not insured against by a standard hazard policy and thus would not be restored, each pooling and servicing agreement will provide that, if the related Mortgage Pool Insurance Policy shall have been terminated or been exhausted through payment of claims, the master servicer will be under no further obligation to maintain such Special Hazard Insurance Policy.

      The terms of any Special Hazard Insurance Policy relating to a mortgage pool will be described in the related prospectus supplement.

Bankruptcy Bonds

      If specified in the related prospectus supplement, a bankruptcy bond or bonds (each, a "Bankruptcy Bond") may be obtained to cover certain losses resulting from proceedings under the federal Bankruptcy Code with respect to a mortgage loan. Such Bankruptcy Bond will be issued by an insurer named in such prospectus supplement. Each Bankruptcy Bond will cover, to the extent specified in the related prospectus supplement, certain losses resulting from a reduction by a bankruptcy court of scheduled payments of principal and interest on a mortgage loan or a reduction by such court of the principal amount of a mortgage loan and will cover certain unpaid interest on the amount of such a principal reduction from the date of the filing of a bankruptcy petition. The required amount of coverage under, and the limitations in scope of, each Bankruptcy Bond will be set forth in the related prospectus supplement. Coverage under a Bankruptcy Bond may be canceled or reduced by the master servicer if such cancellation or reduction would not adversely affect the then current rating or ratings of the related certificates. See "Certain Legal Aspects of the Mortgage Loans--Anti-Deficiency Legislation and Other Limitations on Lenders" herein.

      To the extent specified in the prospectus supplement, the master servicer may deposit cash, an irrevocable letter of credit or any other instrument acceptable to each Rating Agency in a special trust account to provide protection in lieu of or in addition to that provided by a Bankruptcy Bond. The amount of any Bankruptcy Bond or of the deposit to the special trust account in lieu thereof relating to such certificates may be reduced so long as any such reduction will not result in a downgrading of the rating of such certificates by any such Rating Agency.

      The terms of any Bankruptcy Bond relating to a mortgage pool will be described in the related prospectus supplement.

Cross Collateralization

      If specified in the related prospectus supplement, the beneficial ownership of separate trusts or separate groups of assets included in a trust may be evidenced by separate classes of the related series of certificates. In such case, credit support may be provided by a cross collateralization feature which requires that distributions be made with respect to certificates evidencing beneficial ownership of one or more separate trusts or asset groups prior to distributions to certificates evidencing a beneficial ownership interest in other separate trusts or asset groups within the same trust. The related prospectus supplement for a series that includes a cross collateralization feature will describe the manner and conditions for applying such cross collateralization feature.

      If specified in the related prospectus supplement, the coverage provided by one or more forms of credit support may apply concurrently to two or more separate trusts, without priority among such trusts, until the credit support is exhausted. If applicable, the related prospectus supplement will identify the trusts or asset groups to which such credit support relates and the manner of determining the amount of the coverage provided thereby and of the application of such coverage to the identified trusts or asset groups.

Other Insurance, Surety Bonds, Guarantees, Letters of Credit and Similar Instruments or Agreements

      If specified in the related prospectus supplement, a trust may also include insurance, third party guarantees (any of which may be limited in nature), surety bonds, spread accounts, cash collateral accounts and/or other accounts, letters of credit, interest rate swaps, caps, floors or other derivative products, or similar arrangements for the purpose of:

            (1) maintaining timely payments or providing additional protection against losses or interest rate fluctuations on the assets included in such trust,

            (2) paying administrative expenses,

            (3) establishing a minimum reinvestment rate on the payments made in respect of such assets or principal payment rate on such assets or

            (4) accomplishing such other purpose as may be described in the prospectus supplement.

      The trust may include a guaranteed investment contract or reinvestment agreement pursuant to which funds held in one or more accounts will be invested at a specified rate. If any class of certificates has a floating interest rate, or if any of the Mortgage Assets has a floating interest rate, the trust may include an interest rate swap contract, an interest rate cap agreement or similar contract providing limited protection against interest rate risks. Such arrangements may include agreements under which certificateholders are entitled to receive amounts deposited in various accounts held by the trustee upon the terms specified in such prospectus supplement. These arrangements may be in addition to or in substitution for any forms of credit support described in this prospectus. Any such arrangement must be acceptable to each Rating Agency.

                       YIELD AND PREPAYMENT CONSIDERATIONS

      The yields to maturity and weighted average lives of the certificates will be affected primarily by the amount and timing of principal payments received on or in respect of the Mortgage Assets included in the related trust, the allocation of available funds to various classes of certificates, the Pass-Through Rates for various classes of certificates and the purchase price paid for the certificates. The original terms to maturity of the underlying mortgage loans with respect to the Mortgage Assets in a given mortgage pool will vary depending upon the type of mortgage loans included in the pool, and each prospectus supplement will contain information with respect to the type and maturities of such mortgage loans. Unless otherwise specified in the related prospectus supplement, the mortgage loans may be prepaid without penalty in full or in part at any time. The prepayment experience on the underlying mortgage loans with respect to the Mortgage Assets will affect the life of the related series of certificates.

      Generally, Home Equity Loans have smaller average principal balances than senior or first mortgage loans and are not viewed by borrowers as permanent financing. Accordingly, mortgage loans which are Home Equity Loans may experience a higher rate of prepayment than mortgage loans which represent first liens. In addition, any future limitations on the right of borrowers to deduct interest payments on mortgage loans for federal income tax purposes may result in a higher rate of prepayment of the mortgage loans (particularly the Home Equity Loans). The obligation of the master servicer to enforce "due on sale" provisions (described below) of the mortgage loans may also increase prepayments. The prepayment experience of the mortgage pools may be affected by a wide variety of factors, including general and local economic conditions, mortgage market interest rates, the availability of alternative financing and homeowner mobility.

      Unless otherwise provided in the related prospectus supplement, the master servicer generally will enforce any "due on sale" or "due on encumbrance" clause, to the extent it has knowledge of the conveyance or further encumbrance or the proposed conveyance or proposed further encumbrance of the mortgaged property and reasonably believes that it is entitled to do so under applicable law and the applicable mortgage; provided, however, that the master servicer will not take any enforcement action that would impair or threaten to impair any recovery under any related insurance policy or materially increase the risk of default or delinquency on, or materially decrease the security for, the mortgage loan. See "The Pooling and Servicing Agreement--Collection Procedures" and "Certain Legal Aspects of the Mortgage Loans" in this prospectus for a description of certain provisions of each pooling and servicing agreement and certain legal developments that may affect the prepayment experience on the mortgage loans.

      The rate of prepayments with respect to conventional mortgage loans has fluctuated significantly in recent years. In general, if prevailing rates fall significantly below the Mortgage Rates borne by the mortgage loans, the mortgage loans are likely to be subject to higher prepayment rates than if prevailing interest rates remain at or above such Mortgage Rates. Conversely, if prevailing interest rates rise appreciably above the Mortgage Rates borne by the mortgage loans, the mortgage loans are likely to experience a lower prepayment rate than if prevailing rates remain at or below such Mortgage Rates. However, there can be no assurance that such will be the case.

      Greater than anticipated prepayments of principal will increase the yield on certificates purchased at a price less than par. Similarly, greater than anticipated prepayments of principal will decrease the yield on certificates purchased at a price greater than par. The effect on an investor's yield of principal prepayments on the mortgage loans occurring at a rate that is faster (or slower) than the rate anticipated by the investor in the period immediately following the issuance of the applicable class of certificates may not be offset by a subsequent like reduction (or increase) in the rate of principal payments.

      The weighted average lives of certificates will also be affected by the amount and timing of delinquencies and defaults on the mortgage loans and the liquidations of defaulted mortgage loans. Delinquencies and defaults will generally slow the rate of payment of principal to the certificateholders. However, this effect will be offset to the extent that lump sum recoveries on defaulted mortgage loans and foreclosed mortgaged properties result in principal payments on the mortgage loans faster than otherwise scheduled.

      When a full prepayment is made on a Simple Interest Loan, the mortgagor is charged interest on the principal amount of the Simple Interest Loan so prepaid only for the number of days in the month actually elapsed up to the date of the prepayment. This is generally also the case with respect to Scheduled Accrual Loans and Precomputed Loans. With respect to each Simple Interest Loan, when a principal payment is made that exceeds the principal portion of the scheduled payment, but which was not intended by the mortgagor to satisfy the mortgage loan in full or to cure a delinquency, interest will cease to accrue on the principal amount so prepaid as of the date of the prepayment. Unless otherwise specified in the related prospectus supplement, the effect of prepayments will be to reduce the amount of interest passed through in the following month to certificateholders because interest on the principal amount of any Simple Interest Loan so prepaid will be paid only to the date of prepayment. Partial prepayments in a given month may be applied to the outstanding principal balances of the Simple Interest Loans so prepaid on the date of receipt. Unless otherwise specified in the related prospectus supplement, both full and partial prepayments will not be passed through until the distribution date following the Due Period in which it is received. Interest shortfalls also could result from the application of the Soldiers' and Sailors' Civil Relief Act of 1940 as described under "Certain Legal Aspects of the Mortgage Loans--Soldiers' and Sailors' Civil Relief Act of 1940" herein. Unless otherwise specified in the related prospectus supplement, in the event that less than 30 days' interest is collected on a mortgage loan during a Due

Period due to prepayment in full, the master servicer will be obligated to pay Compensating Interest with respect thereto. To the extent such shortfalls exceed the amount of Compensating Interest that the master servicer is obligated to pay, the yield on the certificates could be adversely affected.

      As a result of the payment terms of Simple Interest Loans, the making of a scheduled payment on, or the prepayment of, such a Simple Interest Loan prior to its scheduled due date may result in the collection of less than one month's interest on such Simple Interest Loan for the period since the preceding payment was made. Conversely, if the scheduled payment on such a Simple Interest Loan is made after its scheduled payment date or the Simple Interest Loan is prepaid after the scheduled due date, the collection of interest on such Simple Interest Loan for such period may be greater than one month's interest on such Simple Interest Loan. In addition, the extent to which Simple Interest Loans experience early payment or late payment of scheduled payments will correspondingly change the amount of principal received during a monthly period and, accordingly, the amount of principal to be distributed on the related distribution date and the amount of unpaid principal due at the stated maturity of such Simple Interest Loans. To the extent shortfalls attributable to prepayments or the early receipt of scheduled payments on Simple Interest Loans are not compensated for by any forms of credit enhancement described in the related prospectus supplement, the certificateholders will experience delays or losses in amounts due them.

      If a mortgagor pays more than one scheduled installment on a Simple Interest Loan at a time, the entire amount of the additional installment will be treated as a principal prepayment and passed through to certificateholders in the month following the month of receipt. In such case, although the mortgagor may not be required to make the next regularly scheduled installment, interest will continue to accrue on the principal balance of the Simple Interest Loan, as reduced by the application of the additional installment. As a result, when the mortgagor pays the next required installment, the installment so paid may be insufficient to cover the interest that has accrued since the last payment by the mortgagor. Notwithstanding such insufficiency, the mortgagor's Simple Interest Loan would be considered to be current. If specified in the related prospectus supplement, the master servicer will be required to advance the amount of such insufficiency. This insufficiency will continue until the installment payments received are once again sufficient to cover all accrued interest and to reduce the principal balance of the Simple Interest Loan. Depending on the principal balance and interest rate of the related Simple Interest Loan and on the number of installments that were paid early, there may be extended periods of time during which Simple Interest Loans that are current are not amortizing.

      Under certain circumstances, the master servicer or an affiliate of the master servicer may have the option to purchase the assets of a trust thereby effecting earlier retirement of the related series of certificates. See "The Pooling and Servicing Agreement--Termination; Purchase of Mortgage Loans" herein.

      If and to the extent specified in the related prospectus supplement, one or more class or classes of certificates of a series may receive a principal payment at the end of the Funding Period from the portion of the Pre-Funded Amount, if any, not used to purchase additional mortgage assets during such Funding Period.

      Factors other than those identified herein and in the related prospectus supplement could significantly affect principal prepayments at any time and over the lives of the certificates. The relative contribution of the various factors affecting prepayment may also vary from time to time. There can be no assurance as to the rate of payment of principal of the Mortgage Assets at any time or over the lives of the certificates.

      The prospectus supplement relating to a series of certificates will discuss in detail the effect of the rate and timing of principal payments (including principal prepayments), delinquencies and losses on the yield, weighted average lives and maturities of such certificates.

                       THE POOLING AND SERVICING AGREEMENT

      Set forth below is a summary of certain provisions of each pooling and servicing agreement which are not described elsewhere in this prospectus. Where particular provisions or terms used in a pooling and servicing agreement are referred to, such provisions or terms are as specified in the related pooling and servicing agreement. The summary does not purport to be complete and is subject to, and qualified in its entirety by reference to, the provisions of each pooling and servicing agreement.

Assignment of Mortgage Assets

      Assignment of Mortgage Loans. On the closing date, the seller will sell, transfer, assign, set over and otherwise convey to the depositor, and the depositor will sell, transfer, assign, set over and otherwise convey without recourse to the trustee in trust for the benefit of the certificateholders all right, title and interest in and to each mortgage loan and all right, title and interest in and to all other assets included in the trust, including all principal and interest received by the master servicer on or with respect to the mortgage loans on and after the cut-off date, exclusive of interest due and payable prior to the cut-off date.

      In connection with such transfer and assignment, the sellers and the depositor will deliver or cause to be delivered to the trustee or a custodian for the trustee, on the closing date, among other things, the original Mortgage Note (and any modification or amendment thereto), the original mortgage with evidence of recording indicated thereon (except for any mortgage which has been lost or which was not returned from the public recording office, a copy of which (together with a certificate that the original of such mortgage was delivered to such recording office) will be delivered initially and the original of which will be delivered to the trustee as soon as the same is available to the applicable seller), and assignments of the related mortgages in recordable form (collectively, the "Mortgage Documents"). Within 90 days of the closing date, unless opinions of counsel are delivered to the trustee to the effect that recordation of assignments is not required to protect the interests of the trustee in the mortgage loans and the related mortgaged property, the master servicer on behalf of the trustee will be required (at the expense of the seller) to record assignments of the related mortgages in favor of the trustee. With respect to any mortgage loan the related mortgage of which is not recorded due to defective documentation, the seller will be required either:

            (1) to repurchase the mortgage loan from the trustee at the Purchase Price; or

            (2) to substitute one or more Qualified Substitute Mortgage Loans if within two years from the closing date.

      This repurchase or substitution obligation constitutes the sole remedy available to the certificateholders or the trustee for failure of a mortgage to be recorded.

      The trustee (or the custodian) will review each Mortgage Document within 45 days of delivery of such Mortgage Document. The trustee will notify the master servicer and the seller if the trustee finds any such document to be:

      o     missing or defective in a material respect;

      o     not properly executed;

      o     unrelated to the mortgage loans of the trust; or

      o non-conforming in a material respect to the description thereof provided by or on behalf of CIT Consumer Finance.

If the seller does not cure such defect within 85 days after notice thereof from the trustee or otherwise within 90 days after knowledge thereof and the defect materially and adversely affects the interest of the trust in the related mortgage loan, the seller will be obligated to repurchase the related mortgage loan from the trust at a price (the "Purchase Price") equal to 100% of the outstanding principal balance thereof as of the date of repurchase plus accrued and unpaid interest thereon to the first day of the month in which the Purchase Price is to be distributed at its Mortgage Rate (less any unreimbursed Advances or Master Servicing Fees). Rather than repurchase the mortgage loan as provided above, the seller may remove such mortgage loan (a "Deleted Mortgage Loan") from the trust and substitute in its place another mortgage loan of like kind (a "Qualified Substitute Mortgage Loan"); however, such substitution is permitted only within two years of the closing date, and may not be made unless an opinion of counsel is provided to the effect that such substitution would not disqualify the relevant trust as a REMIC or result in a "prohibited transaction" tax as defined in Section 860F of the Code. Any Qualified Substitute Mortgage Loan is required to have, on the date of substitution, the characteristics set forth in the pooling and servicing agreement; provided that the seller will be required to deposit in the certificate account any shortfall between the Deleted Mortgage Loan and the Qualified Substitute Mortgage Loan.

      Assignment of Private Mortgage-Backed Securities. The depositor will cause the Private Mortgage-Backed Securities to be registered in the name of the trustee. The trustee (or the custodian) will have possession of any certificated Private Mortgage-Backed Securities. Unless otherwise specified in the related prospectus supplement, the trustee will not be in possession of or be assignee of record of any underlying assets for a Private Mortgage-Backed Security. See "The Trusts--Private Mortgage-Backed Securities" herein. Each Private Mortgage-Backed Security will be identified in a schedule appearing as an exhibit to the related pooling and servicing agreement which will specify the original principal amount, outstanding principal balance as of the cut-off date, annual pass-through rate or interest rate and maturity date and certain other pertinent information for each Private Mortgage-Backed Security conveyed to the trustee.

Payments on Mortgage Assets; Deposits to Certificate Account

      The master servicer will establish and maintain or cause to be established and maintained with respect to the related trust a separate account or accounts which we refer to as the "certificate account", for the collection of payments on the related Mortgage Assets in the trust. The certificate account must be either:

            (1) maintained with a depository institution the short-term debt obligations of which (or in the case of a depository institution that is the principal subsidiary of a holding company, the short-term debt obligations of which) are rated in the highest short-term rating category by the nationally recognized statistical rating organization(s) (a "Rating Agency") that provides a rating for one or more classes of the related series of certificates;

            (2) an account or accounts the deposits in which are fully insured by the Federal Deposit Insurance Corporation (the "FDIC");

            (3) an account or accounts the deposits in which are insured by the FDIC, and the uninsured deposits in which are otherwise secured such that the certificateholders have a claim with respect to the funds in the certificate account or a perfected first priority security interest against any collateral securing such funds that is superior to the claims of any other depositors or general creditors of the depository institution with which the certificate account is maintained;

            (4) a trust account or accounts maintained with the trust department of a Federal or a state chartered depository institution or trust company, acting in a fiduciary capacity; or

            (5) an account or accounts otherwise acceptable to each Rating Agency providing a rating for the certificates.

      The collateral eligible to secure amounts in the certificate account is limited to certain permitted investments. The certificate account may be maintained as an interest bearing account or the funds held therein may be invested pending each succeeding distribution date in certain permitted investments specified in the pooling and servicing agreement. The master servicer or its designee will be entitled to receive any such interest or other income earned on funds in the certificate account as additional compensation and will be obligated to deposit in the certificate account the amount of any loss immediately as realized. The certificate account may be maintained with the master servicer or with a depository institution that is an affiliate of the master servicer, provided it meets the standards set forth above.

      Subject to the exceptions described below, the master servicer will deposit in the certificate account no later than two Business Days following receipt thereof the following payments and collections received or made by it (net of the Master Servicing Fee, any premiums payable to a mortgage insurer by the master servicer and other amounts due to the master servicer) subsequent to the cut-off date (including scheduled payments of principal and interest due on or after the cut-off date but received by the master servicer on or before the cut-off date):

            (1) all payments on account of principal, including principal prepayments (net of any prepayment charges) on the mortgage loans;

            (2) all payments on account of interest on the mortgage loans, net of applicable servicing compensation;

            (3) all proceeds (net of unreimbursed payments of property taxes, insurance premiums and similar items ("Insured Expenses") incurred, and unreimbursed Advances made, by the master servicer, if any) of the hazard insurance policies, any mortgage insurance policies and any other insurance policies covering a mortgage loan, mortgaged property or REO Property, to the extent such proceeds are not applied to the restoration of the mortgaged property or released to each mortgagor in accordance with the master servicer's normal servicing procedures (collectively, "Insurance Proceeds") and all other cash amounts (net of unreimbursed expenses and Servicing Advances incurred in connection with liquidation or foreclosure ("Liquidation Expenses") and unreimbursed Advances, if any) received and retained in connection with the liquidation of defaulted mortgage loans, by foreclosure or otherwise ("Liquidation Proceeds"), together with any net proceeds received on a monthly basis with respect to any mortgaged properties acquired on behalf of the certificateholders by foreclosure or deed in lieu of foreclosure;

            (4) all proceeds of any mortgage loan or mortgaged property in respect thereof purchased by the depositor, the master servicer or any seller as described under "--Assignment of Mortgage Assets" above and "-- Representations by Sellers; Repurchases" below;

            (5) all payments required to be deposited in the certificate account with respect to any deductible clause in any blanket insurance policy described under "--Hazard Insurance" below;

            (6) any amount required to be deposited by the master servicer in connection with losses realized on investments for the benefit of the master servicer of funds held in the certificate account and any payments required to be made by the master servicer in connection with prepayment interest shortfalls, which deposits or payments will only be required to be made on a monthly basis;

            (7) all other amounts required to be deposited in the certificate account pursuant to the pooling and servicing agreement including, if applicable:

                  o     any credit enhancement;

                  o     the Pre-Funding Account; and

                  o     all payments on Private Mortgage-Backed Securities; and

            (8) proceeds received during the related Due Period in connection with a taking of a related mortgaged property with respect to a mortgage loan by condemnation or the exercise of eminent domain or in connection with a release of part of any such mortgaged property from the related lien ("Released Mortgaged Property Proceeds").

      For as long as CIT Consumer Finance is the master servicer under the pooling and servicing agreement and CIT Consumer Finance remains a direct or indirect subsidiary of CIT, and if CIT has and maintains a short-term debt rating of at least A-1 by Standard & Poor's Ratings Service, a division of The McGraw-Hill Companies, Inc. ("S&P") and either a short-term debt rating of P-1 or higher or a long-term debt rating of at least A2 by Moody's Investors Service, Inc. ("Moody's"), the master servicer (or any Sub-Servicer which is an affiliate of CIT) will not be required to make such deposits into the certificate account (the "Delayed Deposits") until the Business Day immediately preceding the distribution date (the "Deposit Date").

      In those cases where a Sub-Servicer which is not an affiliate of CIT is servicing a mortgage loan, the Sub-Servicer will establish and maintain an account ("Sub-servicing Account") that will comply with the standards set forth above, and which is otherwise acceptable to the master servicer. The Sub-Servicer is required to deposit into the Sub-servicing Account on a daily basis all amounts enumerated in the preceding paragraph in respect of the mortgage loans received by the Sub-Servicer, less its servicing compensation. On the date specified in the related prospectus supplement, the Sub-Servicer shall remit to the master servicer all funds held in the Sub-servicing Account with respect to each mortgage loan. The Sub-Servicer may, to the extent described in the related prospectus supplement, be required to advance any monthly installment of principal and interest that was not received less its servicing fee, by the date specified in the related prospectus supplement.

      The master servicer (or the Sub-Servicer or the depositor, as applicable) may from time to time direct the institution that maintains the certificate account to withdraw funds from the certificate account for the following purposes:

            (1) to pay to the master servicer the servicing fees described in the related prospectus supplement, the Master Servicing Fees (subject to reduction) and, as additional servicing compensation, earnings on or investment income with respect to funds in the certificate account;

            (2) to reimburse the master servicer for Advances, such right of reimbursement with respect to any mortgage loan being limited to amounts received that represent late recoveries of payments of principal and/or interest on such mortgage loan (or Insurance Proceeds, Liquidation Proceeds or Released Mortgaged Property Proceeds with respect thereto) with respect to which such Advance was made, proceeds of any mortgage loans repurchased by the depositor, a Sub-Servicer or a seller pursuant to the related pooling and servicing agreement and any other amount otherwise distributable to the holder or holders of certificates representing the residual interest in the related trust if a REMIC election has been made with respect thereto;

            (3) to reimburse the master servicer for any Advances previously made which the master servicer has determined to be nonrecoverable;

            (4) to reimburse the master servicer from Insurance Proceeds for expenses incurred by the master servicer and covered by the related insurance policies;

            (5) to reimburse the master servicer for unpaid Master Servicing Fees and unreimbursed out-of-pocket costs and expenses incurred by the master servicer in the performance of its servicing obligations;

            (6) to pay to the master servicer, with respect to each mortgage loan or mortgaged property acquired in respect thereof that has been purchased by the master servicer pursuant to the pooling and servicing agreement, all amounts received thereon and not taken into account in determining the principal balance of such repurchased mortgage loan;

            (7) to reimburse the master servicer or the depositor for liquidation expenses incurred in connection with Liquidated Mortgages and reimbursable pursuant to the pooling and servicing agreement;

            (8) to withdraw any amount deposited in the certificate account and not required to be deposited therein; and

            (9) to clear and terminate the certificate account upon termination of the pooling and servicing agreement.

      Unless otherwise specified in the related prospectus supplement, on or prior to the Business Day immediately preceding each distribution date, the master servicer will withdraw from the certificate account the amount of Available Funds, to the extent on deposit, for deposit in an account maintained by the trustee for the related series of certificates.

      Except as otherwise provided in the related prospectus supplement with respect to each Buydown Loan, the master servicer will deposit the Buydown Funds in a custodial account (which may be interest-bearing) complying with the requirements set forth above for the certificate account (the "Buydown Account"). The amount of such deposit, together with investment earnings thereon at the rate specified in the related prospectus supplement, will provide funds sufficient to support the payments on such Buydown Loan on a level debt service basis. The master servicer will not be obligated to add to the Buydown Account should investment earnings prove insufficient to maintain the scheduled level of payments on the Buydown Loans, in which event, distributions to the certificateholders may be affected.

      With respect to each Graduated Payment Loan, the master servicer will, if and to the extent provided in the related prospectus supplement, deposit in a custodial account (which may be interest-bearing) complying with the requirements set forth above for the certificate account an amount which, together with investment earnings thereon at the rate set forth in the related prospectus supplement, will provide funds sufficient to support the payments thereon on a level debt service basis (the "Graduated Payment Account"). The master servicer will not be obligated to supplement the Graduated Payment Account should investment earnings thereon prove insufficient to maintain the scheduled level of payments, in which event, distributions to the certificateholders may be affected.

Representations by Sellers; Repurchases

      Each seller will make representations and warranties in the related pooling and servicing agreement in respect of the mortgage loans sold by such seller. Such representations and warranties, unless otherwise provided in the related prospectus supplement, generally include, among other things:

            (1) that any required title insurance (or in the case of mortgaged properties located in areas where such policies are generally not available, an attorney's certificate of title) and any required hazard insurance policy were effective at the origination of each mortgage loan, and that each policy (or certificate of title as applicable) remained in effect on the date of purchase of the mortgage loan from the seller by or on behalf of the depositor;

            (2) that the seller had good title to each such mortgage loan and such mortgage loan was subject to no offsets, defenses, counterclaims or rights of rescission except to the extent that any buydown agreement described herein may forgive certain indebtedness of a mortgagor;

            (3) that each mortgage loan constituted a valid lien on the mortgaged properties (subject only to exceptions described in the related pooling and servicing agreement) and that the mortgaged property, to the best knowledge of the seller, was free from damage and was in good repair;

            (4) that there were no delinquent tax or assessment liens against the mortgaged property;

            (5) that as of the related cut-off date, no mortgage loan will be 60 days or more delinquent in payment; and

            (6) that each mortgage loan was made in compliance with, and is enforceable under, all applicable local, state and federal laws and regulations in all material respects except as limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies.

      If specified in the related prospectus supplement, the representations and warranties of a seller in respect of a mortgage loan will be made not as of the cut-off date but as of the date on which such seller sold the mortgage loan to the depositor or one of its affiliates. Under such circumstances, a substantial period of time may have elapsed between such date and the date of initial issuance of the series of certificates evidencing an interest in such mortgage loan. Since the representations and warranties of a seller do not address events that may occur following the sale of a mortgage loan by such seller, its repurchase obligation described below will not arise if the relevant event that would otherwise have given rise to such an obligation with respect to a mortgage loan occurs after the date of sale of such mortgage loan by such seller to the depositor or its affiliates. However, the depositor will not include any mortgage loan in the trust for any series of certificates if anything has come to the depositor's attention that would cause it to believe that the representations and warranties of a seller will not be accurate and complete in all material respects in respect of such mortgage loan as of the date of initial issuance of the related series of certificates. If the master servicer is also a seller of mortgage loans with respect to a particular series, such representations will be in addition to the representations and warranties made by the master servicer in its capacity as the master servicer.

      If the depositor elects to cause the trust relating to a series of certificates to be treated as a REMIC, each seller will make representations and warranties in the related pooling and servicing agreement with respect to the related mortgage loans as of the closing date, including that:

            (1) each mortgage loan is a "qualified mortgage" under Section 860G(a)(3) of the Code and

            (2) none of the mortgage loans had a loan-to-value ratio greater than 125% at the time of origination and, in the case of a mortgage loan that has been modified, at the time of origination and at the time such mortgage loan has been modified.

      For purposes of computing such loan-to-value ratio for a mortgage loan which, with respect to the real estate on which the related mortgaged property is located, is not secured by a first mortgage, the fair market value of the mortgaged property and other property securing the mortgage loan must be reduced by the amount of any lien that is senior to the mortgage loan, and must be further reduced by a proportionate amount of any lien that is on a parity with the mortgage loan.

      Pursuant to the pooling and servicing agreement, the master servicer, the trustee, any Sub-Servicer, CIT Consumer Finance or the certificate guaranty insurer, if any, will promptly notify the relevant seller of any material breach of any representation or warranty made by such seller in respect of a mortgage loan that materially and adversely affects the interests of the certificateholders (or the interests of the certificate guaranty insurer, if any) in such mortgage loan. Unless otherwise specified in the related prospectus supplement, if such seller does not cure such breach by the earlier of:

            (1) 90 days after such seller became aware of such breach, and

            (2) 85 days after receipt of notice from the master servicer, the trustee, CIT Consumer Finance, any Sub-Servicer, or the certificate guaranty insurer, if any,

then such seller will be obligated

            (1) to remove such mortgage loan and substitute in lieu of such mortgage loan a Qualified Substitute Mortgage Loan and, if the then outstanding principal balance of such Qualified Substitute Mortgage Loan is less than the principal balance of such mortgage loan as of the date of such substitution, deposit in the related certificate account an amount equal to the Substitution Adjustment, or

            (2) to repurchase such mortgage loan from the trust at the Purchase Price, which will be deposited in the certificate account and delivered to the trustee on the next succeeding Deposit Date, except for the portion thereof, if any, relating to unreimbursed Insured Payments, if any, which shall be paid directly to the certificate guaranty insurer.

      Notwithstanding the foregoing provisions, with respect to a trust for which a REMIC election is to be made, unless the related prospectus supplement otherwise provides, no purchase of or substitution for a mortgage loan will be made without having first received an opinion of counsel knowledgeable in federal income tax matters that such purchase or substitution would not result in a prohibited transaction tax or would cause such trust to fail to qualify as a REMIC. If a REMIC election is to be made with respect to a trust, unless otherwise provided in the related prospectus supplement, the master servicer or a holder of the related residual certificate will be obligated to pay any prohibited transaction tax that may arise in connection with any such repurchase or substitution. The master servicer, unless otherwise specified in the related prospectus supplement, will be entitled to reimbursement for any such payment from any holder of the related residual certificate. See "Description of the Certificates--General" herein and in the related prospectus supplement. Except in those cases in which the master servicer is a seller, the master servicer will be required under the applicable pooling and servicing agreement to enforce this obligation for the benefit of the trustee and the certificateholders, following the practices it would employ in its good faith business judgment were it the owner of such mortgage loan. This repurchase obligation will constitute the sole remedy available to certificateholders, the trustee or the certificate guaranty insurer, if any, for a breach of representation by a seller.

      Neither the depositor nor the master servicer (unless the master servicer is a seller) will be obligated to purchase a mortgage loan if a seller defaults on its obligation to do so, and no assurance can be given that sellers will carry out their respective repurchase obligations with respect to mortgage loans.

Optional Repurchases

      Unless otherwise specified in the related prospectus supplement, the master servicer will have the right and the option, but not the obligation, to purchase for its own account any mortgage loan which becomes delinquent, in whole or in part, as to four consecutive monthly installments or any mortgage loan as to which enforcement proceedings have been brought by the master servicer; provided, however, that the master servicer may not purchase any such mortgage loan unless the master servicer has delivered to the trustee an opinion of counsel addressed to and acceptable to the trustee to the effect that such repurchase would not disqualify any designated portion of the trust as a REMIC or result in a "prohibited transaction" tax as defined in
Section 860F of the Code. The purchase price for any such mortgage loan is equal to the Purchase Price thereof, which purchase price shall be delivered to the trustee.

Modification of Contracts

      Consistent with its customary servicing practices and procedures, the master servicer may, in its discretion, arrange with a mortgagor to defer, reschedule, extend or modify the payment schedule of a mortgage loan or otherwise to modify the terms of a mortgage loan provided that:

            (1) the maturity of such mortgage loan would not extend beyond the 180th day prior to the latest final scheduled distribution date of any class of certificates;

            (2) the deferral, rescheduling, extension or other modification of the terms of the mortgage loan would not constitute a cancellation of such mortgage loan and the creation of a new mortgage loan contract; and

            (3) the trust shall have received an opinion of counsel knowledgeable in federal income tax matters that such deferral, rescheduling, extension or modification would not result in a prohibited transaction tax or would cause such trust to fail to qualify as a REMIC.

Release of Collateral

      The master servicer may, if it is consistent with the servicing standard set forth in the pooling and servicing agreement, release a portion of the land securing a mortgage loan from the lien of the mortgage. For example, under its current servicing practices, the master servicer may do so:

            (1) if the mortgagor intends to sub-divide the mortgaged property;
      or

            (2) if in the event of an eminent domain proceeding, the master servicer determines that such proceeding will result in a taking of the land, and the master servicer releases such land in exchange for partial or complete repayment of the outstanding principal balance of the mortgage loan.

      The master servicer may not release such land unless an opinion of counsel is provided to the effect that such release would not disqualify the trust as a REMIC or result in a "prohibited transaction" tax as defined in Section 860F of the Code.

Collection Procedures

      Unless otherwise specified in the related prospectus supplement, the master servicer will agree to master service the mortgage loans in accordance with the related pooling and servicing agreement and, where applicable, prudent mortgage servicing standards. "Prudent Mortgage Servicing Standards" generally will require the master servicer to exercise collection and foreclosure procedures with respect to the mortgage loans with the same degree of care and skill that it would use in master servicing similar mortgage loans for its own account and for the account of its affiliates. The master servicer will make reasonable efforts to collect all payments called for under the mortgage loans and will, consistent with each pooling and servicing agreement and any Mortgage Pool Insurance Policy, Mortgage Insurance Policy and Bankruptcy Bond or alternative arrangements, follow such collection procedures as are customary with respect to mortgage loans that are comparable to the mortgage loans. Nonetheless, the master servicer, in determining the type of action that is reasonable to pursue may consider, among other things, the unpaid principal balance of a mortgage loan against the estimated cost of collection or foreclosure action, the unpaid balance of the related prior mortgage, if any, the condition and estimated market value ("as is" and "if repaired"), the estimated marketability of the related mortgage property and the borrower's ability to repay.

Waivers and Deferrals

      Consistent with the above, the master servicer may, in its discretion:

            (1) waive any assumption fee, prepayment charge, penalty interest, late payment or other charge in connection with a mortgage loan; and

            (2) to the extent not inconsistent with the coverage of such mortgage loan by a Mortgage Pool Insurance Policy, Mortgage Insurance Policy or Bankruptcy Bond or alternative arrangements, if applicable, arrange with a mortgagor a schedule for the repayment of delinquent amounts subject to any limitations set forth in the pooling and servicing agreement.

      To the extent the master servicer consents to the deferment of the due dates for payments due on a Mortgage Note, the master servicer will nonetheless make payment of any required Advance with respect to the payments so extended to the same extent as if such installment had not been deferred.

Escrow Account

      If and to the extent specified in the related prospectus supplement and under the related pooling and servicing agreement, the master servicer, to the extent permitted by law, may establish and maintain an escrow account (the "Escrow Account") in which mortgagors will be required to deposit amounts sufficient to pay taxes, assessments, mortgage and hazard insurance premiums, collection expenses, other comparable items and any other amount permitted to be escrowed by law. Withdrawals from the Escrow Account maintained for mortgagors may be made to effect timely payment of taxes, assessments, mortgage and hazard insurance, to refund to mortgagors amounts determined to be overages, to pay interest to mortgagors on balances in the Escrow Account to the extent required by law, to repair or otherwise protect the mortgaged property, to clear and terminate such account and to pay such other amounts as may be permitted by applicable law or the escrow agreement. The master servicer will be responsible for the administration of the Escrow Account and will be obligated to make payments to such account when a deficiency exists therein.

Enforcement of Due on Sale Clauses

      Unless otherwise specified in the related prospectus supplement, in any case in which mortgaged property securing a conventional mortgage loan has been, or is about to be, conveyed by the mortgagor, the master servicer will, to the extent it has knowledge of such conveyance or proposed conveyance, exercise or cause to be exercised its rights to accelerate the maturity of such mortgage loan under any "due on sale" clause applicable thereto, but only if, in the reasonable belief of the master servicer, the exercise of such rights is permitted by applicable law and the applicable mortgage, will not impair or threaten to impair any recovery under any related Mortgage Insurance Policy and will not materially increase the risk of default or delinquency on, or materially decrease the security for, such mortgage loan. If these conditions are not met or if the master servicer reasonably believes it is unable under applicable law and under the applicable mortgage to enforce such "due on sale" clause, the master servicer will enter into or cause to be entered into an assumption and modification agreement with the person to whom such mortgaged property has been or is about to be conveyed, pursuant to which such person becomes liable for repayment of the mortgage loan and, to the extent permitted by applicable law and the applicable mortgage, the mortgagor also remains liable thereon. Any fee collected by or on behalf of the master servicer for entering into an assumption agreement will be retained by or on behalf of the master servicer as additional servicing compensation. See "Certain Legal Aspects of the Mortgage Loans--Due on Sale Clauses" herein. The master servicer also will be authorized to enter into a substitution of liability agreement with such person, pursuant to which the original mortgagor is released from liability and such person is substituted as mortgagor and becomes liable under the Mortgage Note.

Hazard Insurance

      Unless otherwise specified in the related prospectus supplement, all mortgages sold to a trust will contain provisions requiring the mortgagor on each mortgage loan to maintain a hazard insurance policy providing for no less than the coverage of the standard form of fire insurance policy with extended coverage customary for the type of mortgaged property in the state in which such mortgaged property is located. Such coverage will be in an amount that is at least equal to the lowest of:

            (1) the maximum insurable value of the mortgaged property;

            (2) the outstanding principal balance of the mortgage loan and the related senior mortgage (if any); or

            (3) the minimum amount required to compensate for damage or loss on a replacement cost basis.

      If the mortgagor fails to maintain such insurance coverage, however, the master servicer will not be obligated to obtain such insurance and advance premiums for such insurance on behalf of the mortgagor (i.e., "force placement" of hazard insurance). All amounts collected by the master servicer under any hazard policy (except for amounts to be applied to the restoration or repair of the mortgaged property or released to the mortgagor in accordance with the master servicer's normal servicing procedures) will be deposited in the related certificate account. In the event that the master servicer maintains a blanket policy insuring against hazard losses on all the mortgage loans comprising part of a trust, it will conclusively be deemed to have satisfied its obligation relating to the maintenance of hazard insurance. Such blanket policy may contain a deductible clause, in which case the master servicer will be required to deposit from its own funds into the related certificate account the amounts that would have been deposited therein but for such clause.

      In general, subject to the conditions and exclusions particularized in each policy, the standard form of fire and extended coverage policy covers physical damage to or destruction of the improvements securing a mortgage loan by:

      o     fire;

      o     lightning;

      o     explosion;

      o     smoke;

      o     windstorm and hail;

      o     riot;

      o     strike; and

      o     civil commotion.

      Although the policies relating to the mortgage loans may have been underwritten by different insurers under different state laws in accordance with different applicable forms and therefore may not contain identical terms and conditions, the basic terms thereof are dictated by the respective state laws, and most such policies typically do not cover any physical damage resulting from the following:

      o     war;

      o     revolution;

      o     governmental actions;

      o     floods and other water-related causes;

      o     earth movement (including earthquakes, landslides and mud flows);

      o     nuclear reactions;

      o     wet or dry rot;

      o     vermin, rodents, insects or domestic animals;

      o     theft; and

      o     vandalism (in certain cases).

      The foregoing list is merely indicative of certain kinds of uninsured risks and is not intended to be all inclusive. If the appraisal (if any) of the mortgaged property securing a mortgage loan indicates that the mortgaged property is located in a federally designated special flood area at the time of origination identified in the Federal Register by the Flood Emergency Management Agency as having special flood hazards (and such flood insurance has been made available), the seller will in some cases require the mortgagor to obtain flood insurance subject to the maximum amount of insurance available under the National Flood Insurance Act of 1968, as amended.

      The master servicer will also be required to maintain, to the extent such insurance is available, on REO Property, fire and hazard insurance in the applicable amounts described above, liability insurance and, to the extent required and available under the National Flood Insurance Act of 1968, as amended, flood insurance in an amount equal to that required above.

      The hazard insurance policies covering mortgaged properties typically contain a clause which in effect requires the insured at all times to carry insurance of a specified percentage (generally 80% to 90%) of the full replacement value of the mortgaged property in order to recover the full amount of any partial loss. If the insured's coverage falls below this specified percentage, then the insurer's liability in the event of partial loss will not exceed the larger of:

            (1) the actual cash value (generally defined as replacement cost at the time and place of loss, less physical depreciation) of the improvements damaged or destroyed, or

            (2) such proportion of the loss as the amount of insurance carried bears to the specified percentage of the full replacement cost of such improvements.

      Since improved real estate generally has appreciated in value over time in the past, in the event of a total loss the hazard insurance proceeds may be insufficient to restore fully the damaged property. If specified in the related prospectus supplement, a special hazard insurance policy will be obtained to insure against certain of the uninsured risks described above. See "Credit Enhancement--Special Hazard Insurance Policies" herein.

Realization Upon Defaulted Mortgage Loans

      Unless otherwise specified in the prospectus supplement, the master servicer will be required to foreclose upon or otherwise comparably convert the ownership to the name of the trustee (or to a nominee of the trustee or the master servicer) of mortgaged properties relating to defaulted mortgage loans as to which no satisfactory arrangements can be made for collection of delinquent payments to the extent that such action would be consistent with prudent mortgage servicing standards. However, the master servicer will be required to take into account the existence of any hazardous substances, hazardous wastes or solid wastes on a mortgaged property in determining whether to foreclose upon or otherwise comparably convert the ownership of such mortgaged property.

      If the Master Servicer or its designee recovers Insurance Proceeds which, when added to any related Liquidation Proceeds and after deduction of certain expenses reimbursable to the master servicer, exceed the principal balance of a mortgage loan plus interest accrued thereon that is payable to certificateholders, the master servicer will be entitled to withdraw or retain from the certificate account amounts representing its normal servicing compensation with respect to such mortgage loan. In the event that the master servicer has expended its own funds to restore the damaged mortgaged property and such funds have not been reimbursed under the related hazard insurance policy, it will be entitled to withdraw from the certificate account out of related Liquidation Proceeds or Insurance Proceeds an amount equal to such expenses incurred by it, in which event the trust may realize a loss up to the amount so charged. Since Insurance Proceeds cannot exceed deficiency claims and certain expenses incurred by the master servicer, no such payment or recovery will result in a recovery to the trust that exceeds the principal balance of the defaulted mortgage loan together with accrued interest thereon. See "Credit Enhancement" herein and in the related prospectus supplement.

      Unless otherwise specified in the related prospectus supplement or the related pooling and servicing agreement, the proceeds from any liquidation of a mortgage loan will be applied in the following order of priority:

            (1) first, to reimburse the master servicer for any unreimbursed costs of collection and expenses incurred by it in the liquidation or to restore the related mortgaged property and any servicing compensation payable to the master servicer with respect to such mortgage loan;

            (2) second, to reimburse the master servicer for any unreimbursed Advances or Servicing Advances with respect to such mortgage loan;

            (3) third, to repay accrued and unpaid interest (to the extent no Advance has been made for such amount) on such mortgage loan; and

            (4) fourth, to repay principal of such mortgage loan.

Servicing and Other Compensation and Payment of Expenses

      The principal servicing compensation to be paid to the master servicer in respect of its master servicing activities for each series of certificates will be equal to the percentage per annum described in the related prospectus supplement (which may vary under certain circumstances) of the outstanding principal balance of each mortgage loan, and such compensation will be retained by it from collections of interest on such mortgage loan in the related trust (the "Master Servicing Fee"). Unless otherwise specified in the related prospectus supplement, as compensation for its servicing duties, the master servicer will be entitled to a monthly servicing fee as described in the related prospectus supplement. In addition, the master servicer will retain any benefit that may accrue as a result of the investment of funds in the applicable certificate account (unless otherwise specified in the related prospectus supplement), and certain other excess amounts.

      The master servicer will pay or cause to be paid the reasonable and customary ongoing expenses associated with each trust and incurred by it in connection with its responsibilities under the related pooling and servicing agreement, including, without limitation, payment of the fees and disbursements of the trustee, any custodian appointed by the trustee, the certificate registrar and any paying agent and payment of expenses incurred in enforcing the obligations of Sub-Servicers and sellers. The master servicer will be entitled to reimbursement of expenses incurred in enforcing the obligations of Sub-Servicers and sellers under certain limited circumstances. In addition, the master servicer will pay the cost of:

            (1) the preservation, restoration and protection of any mortgaged property;

            (2) any enforcement or judicial proceedings, including foreclosures; and

            (3) the management and liquidation of mortgaged property acquired in satisfaction of the related mortgage loan.

      Such expenditures may include costs of collection efforts, reappraisals when a mortgage loan is past due, legal fees in connection with foreclosure actions, advancing payments on the related senior mortgage, if any, advances of delinquent property taxes, upkeep and maintenance of the mortgaged property if it is acquired through foreclosure and similar types of expenses. Each such expenditure constitutes a "Servicing Advance." The master servicer will be obligated to make the Servicing Advances incurred in the performance of its servicing obligations only if it determines:

            (1) that such actions will increase the proceeds of liquidation of the mortgage loan to certificateholders after reimbursement to itself for such expenses; and

            (2) that such expenses will be recoverable to it as described below.

      Unless otherwise specified in the related prospectus supplement, the master servicer will be entitled to recover Servicing Advances to the extent permitted by the mortgage loans or, if not theretofore recovered from the mortgagor on whose behalf such Servicing Advance was made, from Liquidation Proceeds, Insurance Proceeds and such other amounts as may be collected by the master servicer from the mortgagor or otherwise relating to the mortgage loan. Servicing Advances will be reimbursable to the master servicer from the sources described above out of the funds on deposit in the certificate Account, prior to the rights of certificateholders to receive any related Liquidation Proceeds (including Insurance Proceeds). A "Liquidated Mortgage" is a mortgage loan as to which the master servicer has determined that all recoverable Liquidation Proceeds and Insurance Proceeds have been received.

Evidence as to Compliance

      Each pooling and servicing agreement will provide that on or before a specified date in each year, a firm of independent public accountants will furnish a statement to the trustee to the effect that, on the basis of the examination by such firm conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers, the servicing by or on behalf of the master servicer of mortgage loans, or Private Mortgage-Backed Securities, under pooling and servicing agreements substantially similar to each other (including the related pooling and servicing agreement) was conducted in compliance with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers except for any significant exceptions or errors in records that, in the opinion of the firm, the Uniform Single Attestation Program for Mortgage Bankers requires it to report. In rendering its statement such firm may rely, as to matters relating to the direct servicing of mortgage loans or Private Mortgage-Backed Securities by Sub-Servicers, upon comparable statements for examinations conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers (rendered within one year of such statement) of firms of independent public accountants with respect to the related Sub-Servicer.

      Each pooling and servicing agreement will also provide for delivery to the trustee, on or before a specified date in each year, of an annual statement signed by an officer of the master servicer to the effect that the master servicer has fulfilled its obligations under the pooling and servicing agreement throughout the preceding year.

      Copies of the annual accountants' statement and the statement of officers of the master servicer may be obtained by certificateholders of the related series without charge upon written request to the master servicer at the address set forth in the related prospectus supplement.

List of Certificateholders

      Each pooling and servicing agreement will provide that three or more holders of certificates of any series may, by written request to the trustee and at their expense, obtain access to the list of all certificateholders maintained by the trustee for the purpose of communicating with other certificateholders with respect to their rights under the pooling and servicing agreement and the certificates.

Certain Matters Regarding the Master Servicer and the Depositor

      Unless otherwise specific in the prospectus supplement, CIT Consumer Finance will be the master servicer under each pooling and servicing agreement. CIT Consumer Finance is an affiliate of the depositor.

      Each pooling and servicing agreement will provide that the master servicer may not resign from its obligations and duties under such pooling and servicing agreement except upon a determination that the performance by it of its duties thereunder is no longer permissible under applicable law. No such resignation will become effective until the trustee or a successor servicer has assumed the master servicer's obligations and duties under the pooling and servicing agreement.

      Each pooling and servicing agreement will further provide that none of the master servicer, the Sub-Servicer (if an affiliate of CIT), the depositor or any director, officer, employee or agent of the master servicer, or the depositor will be under any liability to the related trust or certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to the pooling and servicing agreement, or for errors in judgment; provided, however, that none of the master servicer, the Sub-Servicer (if an affiliate of CIT), the depositor or any such person will be protected against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties thereunder or by reason of reckless disregard of obligations and duties thereunder. In addition, each pooling and servicing agreement will provide that none of the master servicer, the Sub-Servicer (if an affiliate of CIT) or the depositor will be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its respective responsibilities under the pooling and servicing agreement and which in its opinion may involve it in any expense or liability. The master servicer, the Sub-Servicer (if an affiliate of CIT) or the depositor may, however, in their discretion undertake, appear in or defend any such action including any cross claims or third party claims which either may deem necessary or desirable with respect to the pooling and servicing agreement and the rights and duties of the parties thereto and the interests of the certificateholders thereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom will be expenses, costs and liabilities of the trust, the master servicer, the Sub-Servicer (if an affiliate of CIT) and the depositor, as the case may be, will be entitled to be reimbursed therefor out of funds otherwise distributable to certificateholders.

      Any person into which the master servicer or the Sub-Servicer (if an affiliate of CIT), may be merged or consolidated, or any person resulting from any merger or consolidation to which the master servicer or the Sub-Servicer (if an affiliate of CIT), is a party, or any person succeeding to the business of the master servicer, or the Sub-Servicer (if an affiliate of CIT), will be the successor of the master servicer or the Sub-Servicer (if an affiliate of CIT), as applicable, under each pooling and servicing agreement, provided that such person is qualified to service mortgage loans under the related pooling and servicing agreement, and further provided that such merger, consolidation or succession does not adversely affect the then current rating or ratings of the class or classes of certificates of such series that have been rated.

Termination Events

      Unless otherwise specified in the related prospectus supplement, termination events ("Termination Events") under each pooling and servicing agreement will include:

            (1) any failure by the master servicer to deposit or cause to be deposited any required amount (other than an Advance or Servicing Advance) into the certificate account which continues unremedied for five Business Days after the giving of written notice of such failure to the master servicer by the trustee or to the master servicer and the trustee by the certificate guaranty insurer (if any) or the holders of certificates having not less than 51% of the aggregate Percentage Interest constituting each class of certificates (other than the certificates representing the residual interest in a trust for which a REMIC election has been made) (the "Majority Certificateholders");

            (2) any failure by the master servicer to make an Advance or Servicing Advance as required under the pooling and servicing agreement, unless cured as specified therein, to the extent such failure materially or adversely affects the interests of the certificate guaranty insurer, if any, or the certificateholders;

            (3) any failure by the master servicer duly to observe or perform in any material respect any of its other covenants or agreements in the pooling and servicing agreement which continues unremedied for thirty days after the giving of written notice of such failure to the master servicer by the trustee, or to the master servicer and the trustee by the certificate guaranty insurer (if any) or the Majority Certificiateholders; and

            (4) certain events of insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceeding and certain actions by or on behalf of the master servicer indicating its insolvency, reorganization or inability to pay its obligations.

      If specified in the related prospectus supplement, the pooling and servicing agreement will require the trustee to sell the Mortgage Assets and the other assets of the trust in the event that payments in respect thereto are insufficient to make payments required in the pooling and servicing agreement. The assets of the trust will be sold only under the circumstances and in the manner specified in the related prospectus supplement.

Rights Upon Termination Event

      Unless otherwise specified in the related prospectus supplement, so long as a Termination Event under a pooling and servicing agreement remains unremedied, the depositor or the trustee may, and at the direction of:

            (1) the certificate guaranty insurer (if any), or

            (2) the Majority Certificateholders and under such other circumstances as may be specified in such pooling and servicing agreement,

      The trustee shall, terminate all of the rights and obligations of the master servicer under the pooling and servicing agreement relating to such trust (other than its right to recovery of Advances, Servicing Advances and other expenses and amounts advanced pursuant to the terms of such pooling and servicing agreement, which rights the master servicer will retain under all circumstances), and with respect to the Mortgage Assets by written notice to the master servicer (with, if specified in the related prospectus supplement, the prior written consent of the certificate guaranty insurer, if any, which consent may not be unreasonably withheld), whereupon the trustee will succeed to all of the responsibilities, duties and liabilities of the master servicer under the pooling and servicing agreement, including, if specified in the related prospectus supplement, the obligation to make Advances, and will be entitled to similar compensation arrangements not to exceed the Master Servicing Fee. Pending such appointment, the trustee is obligated to act in such capacity. The trustee and any such successor may agree without consent of the certificateholders upon the servicing compensation to be paid to the successor servicer, which in no event may be greater than the compensation payable to the master servicer under the pooling and servicing agreement.

      "Percentage Interest" means the original principal amount (or notional principal amount) of a certificate divided by the original Certificate Balance of such class of certificates. In the event that the trustee is unwilling or unable so to act, it may appoint, or petition a court of competent jurisdiction for the appointment of, a mortgage loan servicing institution with a net worth of at least $15,000,000 to act as successor to the master servicer under the pooling and servicing agreement.

      No certificateholder, solely by virtue of such holder's status as a certificateholder, will have any right under any pooling and servicing agreement to institute any proceeding with respect to such pooling and servicing agreement, unless such holder previously has given to the trustee written notice of default and unless the holders of any class of certificates of such series evidencing not less than 25% of the aggregate Percentage Interests constituting such class (with, if specified in the related prospectus supplement, the prior written consent of the certificate guaranty insurer, if any, which consent may not be unreasonably withheld), have made a written request to the trustee to institute such proceeding in its own name as trustee thereunder and have offered to the trustee reasonable indemnity, and the trustee for 60 days has neglected or refused to institute any such proceeding.

Amendment

      Unless otherwise specified in the related prospectus supplement, each pooling and servicing agreement may be amended by the depositor, the master servicer and the trustee, without the consent of any of the certificateholders, provided that such amendment does not substantively change the powers of the trust:

            (1) to cure any ambiguity;

            (2) to correct or supplement any provision therein which may be defective or inconsistent with any other provision therein;

            (3) to add to the duties of a seller, the trustee or the master servicer or a Sub-Servicer;

            (4) to add any other provisions with respect to matters or questions arising under such pooling and servicing agreement or related credit enhancement;

            (5) to add or amend any provisions of such pooling and servicing agreement as required by a Rating Agency in order to maintain or improve the rating of the certificates (it being understood that none of any seller, the master servicer, the depositor or the trustee is obligated to maintain or improve such rating);

            (6) to make any other revisions with respect to matters or questions arising under the pooling and servicing agreement that are not inconsistent with the provisions thereof, provided, that the amendment will not materially and adversely affect in any material respect the interests of any certificateholder of such series or, if specified in the related prospectus supplement, the interests of the certificate guaranty insurer; or

            (7) to make any revisions to the pooling and servicing agreement, provided that such amendment will not materially and adversely affect in any material respect the interests of any certificateholder of such series or, if specified in the related prospectus supplement, the interests of the certificate guaranty insurer, if any.

      An amendment will be deemed not to adversely affect in any material respect the interests of the certificateholders if the person requesting such amendment obtains a letter from each Rating Agency stating that such amendment will not result in the downgrading or withdrawal of the respective ratings then assigned to such certificates. In addition, to the extent provided in the related pooling and servicing agreement, a pooling and servicing agreement may be amended without the consent of any of the certificateholders to change the manner in which the certificate account is maintained, provided, that any such change does not adversely affect the then current rating of the class or classes of certificates of such series that have been rated. In addition, if a REMIC election is made with respect to a trust, the related pooling and servicing agreement may be amended to modify, eliminate or add to any of its provisions to such extent as may be necessary to maintain the qualification of the related trust as a REMIC, provided that the trustee has received an opinion of counsel to the effect that such action is necessary or helpful to maintain such qualification. Unless otherwise specified in the related prospectus supplement, each pooling and servicing agreement may also be amended by the depositor, the master servicer, the applicable sellers and the trustee with the consent of holders of certificates of such series evidencing not less than 51% of the aggregate Percentage Interests of each class affected thereby (and, if specified in the related prospectus supplement, the consent of the certificate guaranty insurer) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the pooling and servicing agreement, modifying in any manner the rights of the holders of the related certificates or making substantive changes in the powers of the trust; provided, however, that no such amendment may:

            (1) reduce in any manner the amount of, or delay the timing of, payments on any certificate without the consent of the holder of such certificate; or

            (2) reduce the aforesaid percentage of certificates of any class of holders that is required to consent to any such amendment without the consent of the holders of all certificates of such class covered by such pooling and servicing agreement then outstanding.

      If a REMIC election is made with respect to a trust, the trustee will not be entitled to consent to an amendment to the related pooling and servicing agreement without having first received an opinion of counsel knowledgeable in federal income tax matters to the effect that such amendment will not cause such trust to fail to qualify as a REMIC.

      Each pooling and servicing agreement may be amended from time to time by the master servicer, the applicable sellers, the depositor and the trustee by written agreement, upon the prior written consent of the certificate guaranty insurer, if any, without the notice to or consent of the certificateholders in connection with the substitution of cash, a letter of credit or any other collateral deposited in a Reserve Fund.

      It will only be necessary for the holders of any certificates to approve the substance of any amendment, and not the particular form of the proposed amendment.

Termination; Purchase of Mortgage Loans

      Unless otherwise specified in the related pooling and servicing agreement, the obligations created by each pooling and servicing agreement for each series of certificates will terminate upon the payment to the related certificateholders of all amounts held in the certificate account or by the master servicer and required to be paid to them pursuant to such pooling and servicing agreement following the later of:

            (1) the final payment or other liquidation of the last of the Mortgage Assets subject thereto or the disposition of all property acquired upon foreclosure of any such Mortgage Assets remaining in the trust; or

            (2) the purchase by the master servicer or an affiliate of the master servicer from the related trust of all of the remaining Mortgage Assets and all property acquired in respect of such Mortgage Assets.

      Unless otherwise specified in the related prospectus supplement, any purchase of Mortgage Assets and property acquired in respect of Mortgage Assets evidenced by a series of certificates will be made at the option of the master servicer or an affiliate of the master servicer at a price, and in accordance with the procedures, specified in the related prospectus supplement. The exercise of such right will effect early termination of the certificates of that series, but the right of the master servicer (or affiliate of the master servicer) to so purchase is subject to the principal balance of the related Mortgage Assets being less than 10% (or such other percentage specified in the related prospectus supplement) of the aggregate principal balance of the Mortgage Assets at the cut-off date for the series (together with the original balance of any Pre-Funding Account). The foregoing is subject to the provision that if a REMIC election is made with respect to a trust, any repurchase pursuant to clause (2) above will be made only in connection with a "qualified liquidation" of the REMIC within the meaning of Section 860F(g)(4) of the Code and the repurchases of the mortgage loans will not constitute "prohibited transactions" within the meaning of section 860F(a)(2) of the Code. In no event shall the trust created by a pooling and servicing agreement for a series of certificates continue beyond the expiration of 21 years from the death of the last survivor of the persons named in the pooling and servicing agreement. Unless otherwise provided in the related prospectus supplement, the repurchase price will equal the principal amount of such mortgage loans or Private Mortgage-Backed Securities (or, with respect to any property acquired in respect of a mortgage loan, the outstanding principal balance of the mortgage loan at the time of foreclosure) plus accrued interest from the first day of the month of repurchase to the first day of the next succeeding month at the Mortgage Rates borne by such mortgage loans or Private Mortgage-Backed Securities or at the weighted average of such Mortgage Rates, less related unreimbursed Advances (to the extent not already reflected in the computation of the aggregate principal balance of such Mortgage Assets) and unreimbursed expenses (that are reimbursable pursuant to the terms of the pooling and servicing agreement).

The Trustee

      The trustee under each pooling and servicing agreement will be named in the related prospectus supplement. The commercial bank or trust company serving as trustee may have banking relationships with the depositor, the master servicer, the Sub-Servicer, any seller and any of their respective affiliates.

      The trustee may resign at any time, in which event the master servicer will be obligated to appoint a successor trustee. The master servicer may also remove the trustee if the trustee ceases to be eligible to continue as such under the pooling and servicing agreement or if the trustee becomes insolvent. The trustee may also be removed at any time by the Majority Certificateholders in the related trust as specified in the pooling and servicing agreement. Any resignation or removal of the trustee and appointment of a successor trustee will not become effective until acceptance of the appointment by the successor trustee.

                   CERTAIN LEGAL ASPECTS OF THE MORTGAGE LOANS

      The following discussion contains summaries, which are general in nature, of certain legal matters relating to the mortgage loans. Because such legal aspects are governed primarily by applicable state law (which laws may differ substantially), the summaries do not purport to be complete or to reflect the laws of any particular state or to encompass the laws of all states in which the mortgaged properties are located. The summaries are qualified in their entirety by reference to the appropriate laws of the states in which mortgage loans may be originated.

General

      The mortgage loans will be secured by deeds of trust, mortgages, security deeds or deeds to secure debt, depending upon the prevailing practice in the state in which the property subject to the loan is located. A mortgage creates a lien upon the real property encumbered by the mortgage, which lien is generally not prior to the lien for real estate taxes and assessments. Priority between mortgages depends generally on the order of recording with a state or county office. Priority also may be affected by the express terms of the mortgage or the deed of trust and any subordination agreement among the lenders.

      Although priority among liens on the same property generally depends in the first instance on the order of filing, there are a number of ways in which a lien that is a senior lien when it is filed can become subordinate to a lien filed at a later date. A deed of trust or mortgage generally is not prior to any liens for real estate taxes and assessments, certain federal liens (including certain federal criminal liens, environmental liens and tax liens), certain mechanics' and materialmen's liens, and other liens given priority by applicable law.

      There are two parties to a mortgage - the mortgagor, who is the borrower and owner of the mortgaged property, and the mortgagee, who is the lender. Under the mortgage instrument, the mortgagor delivers to the mortgagee a note or bond and the mortgage. Although a deed of trust is similar to a mortgage, a deed of trust formally has three parties - the borrower-property owner or grantor (similar to a mortgagor) called the trustor, a lender (similar to a mortgagee) called the beneficiary, and a third-party grantee called the trustee. Under a deed of trust, the borrower grants the property, irrevocably until the debt is paid, in trust, generally with a power of sale, to the trustee to secure payment of the obligation. A security deed and a deed to secure debt are special types of deeds which indicate on their face that they are granted to secure an underlying debt. By executing a security deed or deed to secure debt, the grantor conveys title to the property to the grantee, as opposed to merely creating a lien upon the property, until such time as the underlying debt is repaid. The trustee's authority under a deed of trust, the mortgagee's authority under a mortgage and the grantee's authority under a security deed or deed to secure debt are governed by law and, with respect to some deeds of trust, the directions of the beneficiary.

Foreclosure

      Deed of Trust. Foreclosure of a deed of trust is generally accomplished by a nonjudicial sale under a specific provision in the deed of trust which authorizes the trustee to sell the property at public auction upon any default by the borrower under the terms of the note or deed of trust. In certain states such foreclosure also may be accomplished by judicial action in the manner provided for foreclosure of mortgages. In some states, the trustee must record a notice of default and send a copy to the borrower-trustor and to any person who has recorded a request for a copy of any notice of default and notice of sale. In addition, the trustee must provide notice in some states to any other individual having an interest of record in the real property, including any junior lienholders. If the deed of trust is not reinstated within any applicable cure period, a notice of sale must be posted in a public place and, in most states, published for a specified period of time in one or more newspapers. In addition, these notice provisions generally require that a copy of the notice of sale be posted on the property and sent to all parties having an interest of record in the property.

      In some states, the borrower-trustor has the right to reinstate the loan at any time following default until shortly before the trustee's sale. In general, the borrower, or any other person having a junior encumbrance on the real estate, may, during a reinstatement period, cure the default by paying the entire amount in arrears plus the costs and expenses incurred in enforcing the obligation. Certain state laws control the amount of foreclosure expenses and costs, including attorney's fees, which may be recoverable by a lender.

      The trustee's sale generally must be conducted by public auction in the county or city in which all or some part of the property is located. At the sale, the trustee generally requires a bidder to deposit with the trustee a set amount or a percentage of the full amount of the bidder's final bid in cash (or an equivalent thereto satisfactory to the trustee) prior to and as a condition to recognizing such bid, and may conditionally accept and hold these amounts for the duration of the sale. The beneficiary of the deed of trust generally need not bid cash at the sale, but may instead make a "credit bid" up to the extent of the total amount due under the deed of trust, including costs and expenses actually incurred in enforcing the deed of trust, as well as the trustee's fees and expenses. The trustee will sell the property to the highest proper bidder at the sale.

      A sale conducted in accordance with the terms of the power of sale contained in the deed of trust generally is presumed to be conducted regularly and fairly, and, on a conveyance of the property by trustee's deed, confers absolute legal title to the property to the purchaser, free of all junior deeds of trust and free of all other liens and claims subordinate to the deed of trust under which the sale is made. The purchaser's title, however, is subject to all senior liens and other senior claims. Thus, if the deed of trust being enforced is a junior deed of trust, the trustee will convey title to the property to the purchaser subject to the first deed of trust and any other prior liens and claims. A trustee's sale or judicial foreclosure under a junior deed of trust generally has no effect on any senior deed of trust, with the possible exception of the right of a senior beneficiary to accelerate its indebtedness under a default clause or a "due on sale" clause contained in the senior deed of trust.

      Because a potential buyer at the sale may find it difficult to determine the exact status of title and other facts about the property, and because the physical condition of the property may have deteriorated, third parties may not be interested in purchasing the property at a trustee's sale or judicial foreclosure sale. In a non-judicial foreclosure, it is common for the lender to purchase the property from the trustee or referee for an amount equal to the principal amount of the deed of trust, accrued and unpaid interest and expenses of foreclosure. In judicial foreclosures, it is not uncommon for the lender to make a bid to purchase the property. The amount of the bid may vary depending on applicable law, the value of the property, the amount of senior liens and other considerations. In either case, after a foreclosing lender purchases the mortgaged property, as a business practice the lender will frequently assume the burdens of ownership, including the obligations to service any senior deed of trust, to obtain hazard insurance and to make such repairs at its own expense as are necessary to render the property suitable for sale. The lender will commonly attempt to sell the property, will obtain the services of a real estate broker to do so and will pay the broker a commission in connection with the sale of the property. Depending upon market conditions, the ultimate proceeds of the sale of the property may or may not equal the lender's investment in the property. Any loss may be reduced by the receipt of any mortgage insurance proceeds.

      The proceeds received by the trustee from the sale generally are applied first to the costs, fees and expenses of sale and then to satisfy the indebtedness secured by the deed of trust under which the sale was conducted. Any remaining proceeds generally are payable to the holders of junior deeds of trust and other liens and claims in order of their priority. Any balance remaining generally is payable to the grantor. Following the sale, if there are insufficient proceeds to repay the secured debt, the beneficiary under the foreclosed lien generally may obtain a deficiency judgment against the grantor. See "--Anti-Deficiency Legislation and Other Limitations on Lenders" herein.

      Courts have imposed general equitable principles upon foreclosure, which are generally designed to mitigate the legal consequences to the borrower of the borrower's defaults under the loan documents. Some courts have been faced with the issue of whether federal or state constitutional provisions reflecting due process concerns for fair notice require that borrowers under deeds of trust receive notice longer than that prescribed by statute. For the most part, these cases have upheld the notice provisions as being reasonable or have found that the sale by a trustee under a deed of trust does not involve sufficient state action to afford constitutional protection to the borrower.

      Mortgages. Foreclosure of a mortgage is generally accomplished by judicial action. The action is initiated by the service of legal pleadings upon all parties having an interest in the real property. Delays in completion of the foreclosure may occasionally result from difficulties in locating necessary defendants. Judicial foreclosure proceedings are often not contested by any of the defendants. However, when the mortgagee's right to foreclosure is contested, the legal proceedings necessary to resolve the issue can be time consuming. Since a foreclosure action historically was equitable in nature, the court may exercise equitable powers to relieve a mortgagor of a default and deny the mortgagee foreclosure on proof that either the mortgagor's default was neither willful nor in bad faith or the mortgagee's action established a waiver, fraud, bad faith, or oppressive or unconscionable conduct such as to warrant a court of equity to refuse affirmative relief to the mortgagee. Some mortgages contain a power of sale, and non-judicial foreclosure is permitted. See "--Foreclosure--Deed of Trust" above for a discussion of non-judicial foreclosure.

      A foreclosure action is subject to most of the delays and expenses of other lawsuits if defenses or counterclaims are interposed, sometimes requiring up to several years to complete. However, a suit against the debtor on the related mortgage note may take several years and is generally viewed as a less desirable alternative remedy to foreclosure, since the mortgagee is precluded from pursuing both actions at the same time. After the completion of a judicial foreclosure proceeding, the court generally issues a judgment of foreclosure and appoints a referee or other court officer to conduct the sale of the property.

      In case of foreclosure under a mortgage, the sale by the referee or other designated officer or the sale by the trustee is a public sale. However, because of the difficulty a potential buyer at the sale would have in determining the exact status of title and other facts about the property, and because the physical condition of the property may have deteriorated, third parties may not be interested in purchasing the property at the foreclosure sale. In a non-judicial foreclosure, it is common for the lender to purchase the property from the trustee or referee for an amount equal to the principal amount of the mortgage, accrued and unpaid interest and expenses of foreclosure. In judicial foreclosures, it is not uncommon for the lender to make a bid to purchase the property. The amount of the bid may vary depending on applicable law, the value of the property, the amount of senior liens and other considerations. In either case, after a foreclosing lender purchases the mortgaged property, as a business practice the lender will frequently assume the burdens of ownership, including the obligations to service any senior mortgage, to obtain hazard insurance and to make such repairs at its own expense as are necessary to render the property suitable for sale. The lender will commonly attempt to sell the property, will obtain the services of a real estate broker to do so and will pay the broker a commission in connection with the sale of the property. Depending upon market conditions, the ultimate proceeds of the sale of the property may or may not equal the lender's investment in the property. Any loss may be reduced by the receipt of any mortgage insurance proceeds.

Rights of Redemption

      In some states after sale pursuant to a deed of trust or foreclosure of a mortgage, the borrower and certain foreclosed junior lienors are given a statutory period in which to redeem the property from the foreclosure sale. (The right of redemption should be distinguished from the equity of redemption, which is a non-statutory right that must be exercised prior to the foreclosure sale.) In certain other states, this right of redemption applies only to sales following judicial foreclosure and not to sales pursuant to a nonjudicial power of sale. In most states where the right of redemption is available, statutory redemption may occur upon payment of the foreclosure purchase price, accrued interest and taxes. In some states, the right to redeem is an equitable right. The effect of a right of redemption is to diminish the ability of the lender to sell the foreclosed property. The exercise of a right of redemption would defeat the title of any purchaser at a foreclosure sale, or of any purchaser from the lender subsequent to judicial foreclosure or sale under a deed of trust. Consequently, the practical effect of the redemption right is to force the lender to retain the property and pay the expenses of ownership until the redemption period has run. In some jurisdictions the right to redemption can last for as long as one year.

Junior Mortgages; Rights of Senior Mortgages

      The mortgage loans comprising or underlying the Mortgage Assets included in the trust for a series of certificates will be secured by mortgages or deeds of trust which may be second or more junior mortgages to other mortgages held by other lenders or institutional investors. The rights of the trust (and therefore the holders), as mortgagee under a junior mortgage, are subordinate to those of the mortgagee under the senior mortgage, including the prior rights of the senior mortgagee to receive hazard insurance and condemnation proceeds and to cause the property securing the mortgage loan to be sold upon default of the mortgagor, thereby extinguishing the junior mortgagee's lien unless the junior mortgagee asserts its subordinate interest in the property in foreclosure litigation and, possibly, satisfies the defaulted senior mortgage. A junior mortgagee may satisfy a defaulted senior loan in full and, in some states, may cure such default and bring the senior loan current, in either event adding the amounts expended to the balance due on the junior loan. In some states, absent a provision in the mortgage or deed of trust, no notice of default is required to be given to a junior mortgagee. In addition, as described above, the rights of the trust may be or become subject to liens for real estate taxes and other obligations. It is CIT Consumer Finance's standard practice to protect its interest by monitoring any such sale of which it is aware and bidding for property if it determines that it is in CIT Consumer Finance's best interests to do so.

      The standard form of the mortgage used by most institutional lenders, like that generally used by CIT Consumer Finance, confers on the mortgagee the right to receive all proceeds collected under any hazard insurance policy required to be maintained by the borrower and all awards made in connection with condemnation proceedings. The lender generally has the right, subject to the specific provisions of the deed of trust or mortgage securing its loan, to apply such proceeds and awards to the repair of any damage to the security property or to payment of any indebtedness secured by the deed of trust or mortgage, in such order as the beneficiary may determine. Thus, in the event improvements on the property are damaged or destroyed by fire or other casualty, or in the event the property is taken by condemnation, the mortgagee or beneficiary under underlying senior mortgages will have the prior right to collect any insurance proceeds payable under a hazard insurance policy and any award of damages in connection with the condemnation and to apply the same to the indebtedness secured by the senior mortgages or deeds of trust. If available, proceeds in excess of the amount of senior mortgage indebtedness, in most cases, will be applied to the indebtedness secured by a junior mortgage.

      Another provision typically found in the form of the mortgage or deed of trust used by institutional lenders obligates the mortgagor to pay all taxes and assessments on the property and, when due, all encumbrances, charges and liens on the property which appear prior to the mortgage or deed of trust, to provide and maintain casualty insurance on the property, to maintain and repair the property and not to commit or permit any waste thereof. Upon a failure of the grantor or mortgagor to perform any of these obligations, the mortgagee or beneficiary is given the right under certain mortgages to perform the obligation itself, at its election, with the mortgagor agreeing to reimburse the mortgagee or beneficiary for any sums expended by the mortgagee or beneficiary on behalf of the mortgagor or grantor. The mortgage or deed of trust typically provides that all sums so expended by the mortgagee become part of the indebtedness secured by the mortgage.

Anti-Deficiency Legislation and Other Limitations on Lenders

      Anti-Deficiency Legislation. Certain states have imposed statutory restrictions that limit the remedies of a beneficiary under a deed of trust or a mortgagee under a mortgage. In some states, statutes limit the right of the beneficiary or mortgagee to obtain a deficiency judgment against the borrower following foreclosure or sale under a deed of trust. The purpose of these statutes is generally to prevent a beneficiary or a mortgagee from obtaining a large deficiency judgment against the former borrower as a result of low or no bids at the foreclosure sale.

      In some states, exceptions to the anti-deficiency statutes are provided for in certain instances where the value of the lender's security has been impaired by acts or omissions of the borrower, for example, in the event of waste of the property.

      A deficiency judgment is a personal judgment against the borrower equal in most cases to the difference between the net amount realized upon the public sale of the real property and the amount due to the lender. However, some states require the deficiency to be calculated as the excess of the outstanding indebtedness over the greater of the fair market value of the property and the sales price of the property. A foreclosing lender is therefore required to submit evidence in the form of an appraisal or some other independent evaluation of the market value of the property at the time of foreclosure. As a result of these restrictions, it is anticipated that in many instances the master servicer will utilize the nonjudicial foreclosure remedy and forego any possible deficiency, and after a judicial foreclosure will not seek deficiency judgments against defaulting mortgagors where anti-deficiency statutes may apply.

      Election of Remedies. Some state statutes may require the beneficiary or mortgagee to exhaust the security afforded under a deed of trust or mortgage by foreclosure in an attempt to satisfy the full debt before bringing a personal action against the borrower. In certain other states, the lender has the option of bringing a personal action against the borrower on the debt without first exhausting such property; however, in some of these states, the lender, following judgment on such personal action, may be deemed to have elected a remedy and may be precluded from exercising remedies with respect to the property. Consequently, the practical effect of the election requirement, when applicable, is that lenders will usually proceed first against the property rather than bringing a personal action against the borrower.

      Other Limitations on Lenders. In addition to anti-deficiency and related legislation, numerous other federal and state statutory provisions, including the federal bankruptcy laws, the Soldiers' and Sailors' Civil Relief Act of 1940 and state laws affording relief to debtors, may interfere with or affect the ability of the secured mortgage lender to realize upon its security. For example, in a proceeding under the federal Bankruptcy Code, the filing of a bankruptcy petition acts as a stay against the enforcement of remedies for collection of a debt, and a lender may not foreclose on a mortgaged property without the permission of the bankruptcy court. Moreover, a court with federal bankruptcy jurisdiction may permit a debtor through a Chapter 13 Bankruptcy Code rehabilitative plan to cure a monetary default with respect to a loan on a debtor's residence by paying arrearages within a reasonable time period and reinstating the original loan payment schedule even though the lender accelerated the loan and the lender has taken all steps to realize upon his security (provided no sale of the property has yet occurred) prior to the filing of the debtor's Chapter 13 petition. Some courts with federal bankruptcy jurisdiction have approved plans, based on the particular facts of the reorganization case, that effected the curing of a loan default by permitting the obligor to pay arrearages over a number of years.

      Courts with federal bankruptcy jurisdiction have also indicated that the terms of a mortgage loan may be modified if the borrower has filed a petition under Chapter 13. The rehabilitation plan proposed by the debtor may provide, if the mortgaged property is not the debtor's principal residence and the court determines that the value of the mortgaged property is less than the principal balance of the mortgage loan, for the reduction of the secured indebtedness to the value of the mortgaged property as of the date of the commencement of the bankruptcy, rendering the lender a general unsecured creditor for the difference, and also may reduce the monthly payments due under such mortgage loan, change the rate of interest and alter the mortgage loan repayment schedule. The effect of any such proceedings under the federal Bankruptcy Code, including but not limited to any automatic stay, could result in delays in receiving payments on the mortgage loans underlying a series of certificates and possible reductions in the aggregate amount of such payments.

      In addition, in a case under Chapter 11 of the Bankruptcy Code, the lender's lien may be transferred to other collateral and/or be limited in amount to the value of the lender's interest in the collateral as of the date of the bankruptcy. The loan term may be extended, the interest rate may be adjusted to market rates and the priority of the loan may be subordinated to bankruptcy court-approved financing. The bankruptcy court can, in effect, invalidate "due on sale" clauses through confirmed Chapter 11 plans of reorganization.

      The Bankruptcy Code and federal tax laws provide priority to certain tax liens over the lien of a mortgagee or secured party. The effect of these laws may delay or interfere with the enforcement of rights in defaulted mortgage loans. Numerous federal and state consumer protection laws impose substantive requirements upon mortgage lenders and servicers in connection with the origination, servicing and enforcement of mortgage loans. These laws include the Federal Truth-in-Lending Act, Real Estate Settlement Procedures Act, Equal Credit Opportunity Act, Fair Housing Act, Fair Credit Reporting Act and related statutes and regulations. These federal and state laws impose specific statutory liabilities upon lenders who fail to comply with the provisions of the law. In some cases, this liability may affect assignees of the loans.

Environmental Risks

      Real property pledged as security to a lender may be subject to unforeseen environmental risks. Under the laws of certain states, contamination of a property may give rise to a lien on the property to assure the payment of the costs of clean-up. In several states, such a lien has priority over the lien of an existing mortgage against such property. In addition, under the federal Comprehensive Environmental Response, Compensation and Liability Act of 1980 ("CERCLA"), as amended, the United States Environmental Protection Agency ("EPA") may impose a lien on property where the EPA has incurred clean-up costs with respect to the property. However, a CERCLA lien is subordinate to pre-existing, perfected security interests. In addition, under federal environmental legislation and possibly under state law in a number of states, a secured party which takes a deed in lieu of foreclosure or acquires a property at a foreclosure sale may be liable for the costs of cleaning up a contaminated site. Such cleanup costs may be substantial. In the event that a trust acquired title to a property securing a mortgage loan and cleanup costs were incurred in respect of the property, the holders of the certificates might incur a delay in the payment if such costs were required to be paid by such trust. It is possible that such cleanup costs could reduce the amounts otherwise distributable to the certificateholders if the trust were deemed to be liable for such cleanup costs and if such cleanup costs were incurred.

      Except as otherwise specified in the applicable prospectus supplement, at the time the mortgage loans were originated, no environmental assessment of the mortgage properties was conducted, although an appraiser might comment upon environmental factors.

Due on Sale Clauses

      The mortgage loans generally include a "due on sale" clause, which provides that if the mortgagor sells, transfers or conveys the mortgaged property in violation of the clause, the mortgage loan may be accelerated. In recent years, court decisions and legislative actions have placed substantial restrictions on the rights of lenders to enforce such clauses in many states. For instance, the California Supreme Court in August 1978 held that "due on sale" clauses were generally unenforceable. However, the Garn-St. Germain Depository Institutions Act of 1982 (the "Garn-St. Germain Act"), subject to certain exceptions, preempts state constitutional, statutory and case law prohibiting the enforcement of "due on sale" clauses. As to loans secured by an owner-occupied residence, the Garn-St. Germain Act sets forth nine specific instances in which a mortgagee covered by the Garn-St. Germain Act may not exercise its rights under a "due on sale" clause, notwithstanding that a transfer of the property may have occurred. For example, "due on sale" clauses are not enforceable in those states whose legislatures exercised their authority to regulate the enforceability of such clauses with respect to mortgage loans that were (i) originated or assumed during the "window period" under the Garn-St. Germain Act which ended in all cases not later than October 15, 1982 and (ii) originated by lenders other than national banks, federal savings institutions and federal credit unions. FHLMC has taken the position in its published mortgage servicing standards that, out of a total of eleven "window period states," five states (Arizona, Michigan, Minnesota, New Mexico and Utah) have enacted statutes extending, on various terms and for varying periods, the prohibition on enforcement of "due on sale" clauses with respect to certain categories of window period loans. Also, the Garn-St. Germain Act does "encourage" lenders to permit assumption of loans at the original rate of interest or at some other rate less than the average of the original rate and the market rate.

      In addition, under federal bankruptcy law, "due on sale" clauses may not be enforceable in bankruptcy proceedings and may, under certain circumstances, be eliminated in any modified mortgage resulting from such bankruptcy proceeding.

      The inability to enforce a "due on sale" clause may result in transfer of the related mortgaged property to an uncreditworthy person, which could increase the likelihood of default or may result in a mortgage loan bearing an interest rate below the current market rate being assumed by a new home buyer, which may affect the average life of the mortgage loans and the number of mortgage loans which may extend to maturity.

Prepayment Charges and Late Charges

      Under certain state laws, prepayment charges may not be imposed after a certain period of time following the origination of mortgage loans with respect to prepayments on loans secured by liens encumbering owner-occupied residential properties. Since many of the mortgaged properties will be owner-occupied, it is anticipated that prepayment charges may not be imposed with respect to many of the mortgage loans. The absence of such a restraint on prepayment, particularly with respect to fixed rate mortgage loans having higher Mortgage Rates, may increase the likelihood of refinancing or other early retirement of such mortgage loans.

      Forms of notes, mortgages and deeds of trust used by lenders may contain provisions obligating the borrower to pay a late charge if payments are not timely made. In certain states, there are or may be specific limitations upon the late charges which a lender may collect from a borrower for delinquent payments.

      Late charges and prepayment fees are property of the trust and will be made available to pay the certificateholders. In late 1998, CIT Consumer Finance began originating loans that have state allowed provisions for late charges. The mortgage loans originated by CIT Consumer Finance prior to late 1998 generally did not make provision for late charges, but other mortgage loans in a mortgage pool may make provision for late charges. CIT Consumer Finance's current operating system cannot process prepayment penalties for partial prepayments on any mortgage loan.

      Most conventional single-family mortgage loans may be prepaid in full or in part without penalty. A mortgagee to whom a prepayment in full has been tendered may be compelled to give either a release of the mortgage or an instrument assigning the existing mortgage. The absence of a restraint on prepayment, particularly with respect to mortgage loans having higher mortgage rates, may increase the likelihood of refinancing or other early retirements of such mortgage loans.

Equitable Limitations on Remedies

      In connection with lenders' attempts to realize upon their collateral, courts have invoked general equitable principles. Equitable principles are generally designed to relieve borrowers from certain legal effects of defaults under loan documents and, in that regard, have imposed certain limitations on, and in some cases have restricted, the exercise by lenders of remedies available under loan documents. Examples of judicial remedies that have been fashioned include judicial requirements that the lender undertake affirmative and expensive actions to determine the causes of a borrower's default and the likelihood that the borrower will be able to reinstate the loan. In some cases, courts have substituted their judgment for the lender's judgment and have required that lenders reinstate loans or recast payment schedules in order to accommodate borrowers who are suffering from temporary financial disability. In other cases, courts have limited the right of a lender to realize upon its security if the applicable default is not monetary, such as the borrower's failure to adequately maintain the property or the borrower's execution of secondary financing affecting the property. Finally, some courts have been faced with the issue of whether or not federal or state constitutional provisions reflecting due process concerns for adequate notice require that borrowers receive notices in addition to the statutorily-prescribed minimums. For the most part, these cases have upheld the notice provisions as being reasonable or have found that, in cases involving the sale by a trustee under a deed of trust or by a mortgagee under a mortgage having a power of sale, there is insufficient state action to afford constitutional protections to the borrower.

Alternative Mortgage Transactions Parity Act

      The Alternative Mortgage Transactions Parity Act ("AMTPA"), enacted in 1982, preempts state laws which restrict or limit the structure of adjustable rate provisions, balloon payments, graduated payments and other terms contained in non-traditional (i.e., loans having other than "fixed rate, fixed term" provisions) mortgage loans. These state statutes are replaced, at the option of the lender, by federal regulations. The lender must follow in their entirety either state laws or federal regulations and cannot select and combine the most advantageous terms of each. Six states (Arizona, Maine, Massachusetts, New York, South Carolina and Wisconsin) have used their now-expired ability to opt out of all or part of the AMTPA provisions. CIT Consumer Finance generally elects to have the federal regulations apply, in the states where applicable, to the types of mortgage loans originated by it that are covered by AMTPA.

Applicability of Usury Laws

      Many states have usury laws which limit the interest and other amounts that may be charged under certain loans. Title V of the Depository Institutions Deregulation and Monetary Control Act of 1980, enacted in March 1980 ("Title V"), provides that state usury limitations shall not apply to certain types of residential first mortgage loans originated by certain lenders after March 31, 1980. The statute authorized states to reimpose interest rate limits by adopting, before April 1, 1983, a law or constitutional provision that expressly rejects application of the federal law. Fifteen states adopted such a law prior to the April 1, 1983 deadline. In addition, even where Title V is not so rejected, any state is authorized by the law to adopt a provision, which need not expressly reject Title V, limiting discount points or other charges on mortgage loans covered by Title V. Certain states have taken action to limit discount points or other charges.

Soldiers' and Sailors' Civil Relief Act of 1940

      Generally, under the terms of the Soldiers' and Sailors' Civil Relief Act of 1940 (the "Relief Act"), a borrower who enters military service after the origination of such borrower's mortgage loan (including a borrower who is a member of the National Guard or is in reserve status at the time of the origination of the mortgage loan and is later called to active duty) (1) may not be charged interest above an annual rate of 6% during the period of such borrower's active duty status, unless a court orders otherwise upon application of the lender, (2) may be entitled to a stay of proceedings on any kind of foreclosure or repossession action in the case of defaults on such obligations entered into prior to military service for the duration of military service and
(3) may have the maturity of such obligations extended, the payments lowered and the payment schedule readjusted for a period of time after the completion of military service.

      However, the benefits of (1), (2) or (3) above are subject to challenge by creditors and if, in the opinion of the court, the ability of a person to comply with such obligations is not materially impaired by military service, then the court may apply equitable principles accordingly. If a borrower's obligation to repay amounts otherwise due on a mortgage loan included in a trust for a series is relieved pursuant to the Relief Act, none of the trustee, the master servicer, the depositor, the sellers or the trustee will be required to advance such amounts, and any loss in respect thereof may reduce the amounts available to be paid to the certificateholders of such series. Unless otherwise specified in the related prospectus supplement, any shortfalls in interest collections on the mortgage loans underlying the Private Mortgage-Backed Securities included in a trust for a series resulting from application of the Relief Act will be allocated to each class of certificates of such series that is entitled to receive interest in respect of such mortgage loans in proportion to the interest that each such class of certificates would have otherwise been entitled to receive in respect of such mortgage loans had such interest shortfall not occurred.

      It is possible that such interest rate limitation could have an effect, for an indeterminate period of time, on the ability of the master servicer to collect full amounts of interest on certain of the mortgage loans. Unless otherwise provided in the applicable prospectus supplement, any shortfall in interest collections resulting from the application of the Relief Act could result in losses to the holders of the certificates. In the event that such a mortgage loan goes into default, there may be delays and losses occasioned by the inability to realize upon the mortgaged property in a timely fashion.

Home Ownership Act

      The mortgage loans may be subject to the Home Ownership and Equity Protection Act of 1994 (the "Home Ownership Act") which amended the Federal Truth-in-Lending Act as it applies to mortgages subject to the Home Ownership Act. The Home Ownership Act requires certain additional disclosures, specifies the timing of such disclosures and limits or prohibits the inclusion of certain provisions in mortgages subject to the Home Ownership Act. The Home Ownership Act also provides that any purchaser or assignee of a mortgage covered by the Home Ownership Act is subject to all of the claims and defenses which the borrower could assert against the original lender. The maximum damages that may be recovered by a borrower from an assignee in an action under the Home Ownership Act are the remaining amount of indebtedness plus the total amount paid by the borrower in connection with the mortgage loan. Any trust for which the Mortgage Assets include mortgage loans subject to the Home

Ownership Act would be subject to all of the claims and defenses which the mortgagor could assert against the original lender. Any violation of the Home Ownership Act which would result in such liability would be a breach of the seller's representations and warranties, and the seller would be obligated to cure, repurchase or, if permitted by the related Agreement, substitute for, the mortgage loan in question.

                     CERTAIN FEDERAL INCOME TAX CONSEQUENCES

General

      The following is a general discussion of the anticipated material federal income tax consequences of the purchase, ownership and disposition of the certificates offered under this prospectus where Schulte Roth & Zabel LLP is identified in the applicable prospectus supplement as counsel to the depositor. This discussion is directed solely to certificateholders that are the beneficial owners of certificates and hold the certificates as capital assets within the meaning of Section 1221 of the Code, and does not purport to discuss all federal income tax consequences that may be applicable to particular categories of investors, such as banks, insurance companies, foreign investors, and persons that own equity interests in beneficial owners of certificates, some of which may be subject to special rules. Further, the authorities on which this discussion, and the opinions referred to under "Scope of the Tax Opinions," are based are subject to change or differing interpretations, which could apply retroactively. Taxpayers and preparers of tax returns, including those filed by any REMIC or other issuer, should be aware that under applicable Treasury regulations a provider of advice on specific issues of law is not considered an income tax return preparer unless the advice:

      o is given for events that have occurred at the time the advice is rendered and is not given for the consequences of contemplated actions, and

      o is directly relevant to the determination of an entry on a tax return.

      Accordingly, taxpayers should consult their own tax advisors and tax return preparers regarding the preparation of any item on a tax return, even where the anticipated tax treatment has been discussed in this prospectus. In addition to the federal income tax consequences described in this prospectus, potential investors should consider the state and local tax consequences, if any, of the purchase, ownership and disposition of the certificates. See "State Tax Considerations." Certificateholders are advised to consult their own tax advisors concerning the federal, state, local or other tax consequences to them of the purchase, ownership and disposition of the certificates offered under this prospectus.

      The following discussion addresses certificates of two general types:

      o REMIC certificates representing interests in a trust that the trustee will elect to have treated as one or more "real estate mortgage investment conduits," or REMICs, under Sections 860A through 860G of the Code, or the REMIC Provisions, and

      o notes representing indebtedness of the issuer for federal income tax purposes.

      The prospectus supplement for each series of certificates will indicate which of the foregoing treatments will apply to that series.

Scope of the Tax Opinions

      It is expected that Schulte Roth & Zabel LLP will deliver, upon issuance of a series of certificates, its opinion under then existing law that, with respect to each series of certificates for which a REMIC election is to be made, assuming (i) a proper and timely REMIC election, and (ii) ongoing compliance with the provisions of the related pooling and servicing agreement and applicable provisions of the Code and applicable Treasury regulations and rulings, and in reliance upon the representations and warranties in the related pooling and servicing agreement, the related trust or certain assets of such trust will be a REMIC and the certificates will be considered to evidence ownership of "regular interests" in the REMIC within the meaning of Section 860G(a)(1) of the Code or "residual interests" in the REMIC within the meaning of the Section 860G(a)(2) of the Code.

      It is expected that Schulte Roth & Zabel LLP, will deliver, upon issuance of a series of certificates, its opinion under then existing law that, with respect to each series of certificates for which a REMIC election is not made, assuming compliance with the related pooling and servicing agreement, the related trust will not be classified for federal income tax purposes as an association or a publicly traded partnership taxable as a corporation or a taxable mortgage pool.

      In addition, Schulte Roth & Zabel LLP will render its opinion that it has reviewed the statements herein and in the related prospectus supplement under the heading "Certain Federal Income Tax Consequences," and is of the opinion that such statements are correct in all material respects. Such statements are intended as an explanatory discussion of the possible effects of the classification of the trust as a REMIC, a grantor trust or other classification, as the case may be, for federal income tax purposes on investors generally and of related tax matters affecting investors generally, but do not purport to furnish information in the level of detail or with the attention to the investor's specific tax circumstances that would be provided by an investor's own tax adviser. Accordingly, each investor is advised to consult its own tax advisers with regard to the tax consequences to it of investing in the certificates.

      An opinion of counsel, however, is not binding on the IRS, and no ruling on any of the issues discussed below will be sought from the IRS. For purposes of the following summary, references to the trust, the certificates and related terms, parties and documents will be deemed to refer, unless otherwise specified herein, to each trust and the certificates and related terms, parties and documents applicable to such trust.

REMICs

      If the trustee covenants to elect to treat the trust, or a portion of that trust, as one or more REMICs, then the prospectus supplement for each series of certificates will identify all certificates that represent "regular interests" and the "residual interest" in that REMIC. If a REMIC election or elections will not be made for a trust or some assets of a trust, the federal income tax consequences of the purchase, ownership and disposition of the related certificates will be described in the related prospectus supplement.

      If an entity electing to be treated as a REMIC fails to comply with one or more of the ongoing requirements of the Code for that status during any taxable year, the Code provides that the entity will not be treated as a REMIC for that year and after that year. In that event, the entity may be taxable as a corporation under Treasury regulations, and the related REMIC certificates may not be accorded the status or given the tax treatment described under "--Characterization of Investments in REMIC Certificates." Treatment as a corporation could result in income of the trust being subject to corporate tax in the hands of the trust and thus result in a reduced amount being available for distribution to certificateholders. Although the Code authorizes the Treasury Department to provide relief in the event of an inadvertent termination of REMIC status, such relief may be accompanied by sanctions, such as the imposition of a corporate tax on all or a portion of the trust's income for the period in which the requirements for that status are not satisfied.

      The following discussion is based in part on the rules governing original issue discount that are contained in Sections 1271-1273 and 1275 of the Code and in the Treasury regulations issued under those sections, or the OID Regulations, and in part on the REMIC Provisions and the Treasury regulations issued under the REMIC Provisions, which together are referred to as the REMIC Regulations. Certificateholders should be aware that the OID Regulations do not adequately address all issues relevant to, and in some instances provide that they are not applicable to, securities such as the certificates.

Characterization of Investments in REMIC Certificates

      The REMIC certificates will be "real estate assets" within the meaning of
Section 856(c)(4)(A) of the Code and assets described in Section 7701(a)(19)(C) of the Code in the same proportion that the assets of the REMIC underlying those certificates would be so treated. However, if 95% or more of the assets of the REMIC qualify for any of the foregoing treatments, the REMIC certificates will qualify for the corresponding status in their entirety. Interest on the REMIC regular certificates will be interest described in Section 856(c)(3)(B) of the Code to the extent that those certificates are treated as "real estate assets" within the meaning of Section 856(c)(4)(A) of the Code.

Tiered REMIC Structures

      For some series of REMIC certificates, two or more separate elections may be made to treat designated portions of the related trust as REMICs for federal income tax purposes. At the time of the issuance of that series of REMIC certificates, counsel to the depositor will deliver its opinion generally to the effect that, assuming (i) proper and timely REMIC elections and (ii) compliance with all provisions of the related pooling and servicing agreement including the accuracy of its representations and warranties at the initial issuance of the certificates, and with applicable provisions of the Code, Treasury regulations, and rulings, the tiered REMICs will each qualify as a REMIC and the REMIC certificates issued by the tiered REMICs will be considered to evidence ownership of REMIC regular interests or REMIC residual interests in the related REMIC within the meaning of the REMIC Provisions.

      Solely for purposes of determining whether the REMIC certificates will be "real estate assets" within the meaning of Section 856(c)(4)(A) of the Code, and "loans secured by an interest in real property" under Section 7701(a)(19)(C) of the Code, and whether the income on those certificates is interest described in
Section 856(c)(3)(B) of the Code, the tiered REMICs will be treated as one
REMIC.

Taxation of Owners of REMIC Regular Certificates

General

      Except as otherwise stated in this discussion, REMIC regular certificates will be treated for federal income tax purposes (but not necessarily for accounting or other purposes) as debt instruments issued by the REMIC and not as ownership interests in the REMIC or its assets. Stated interest on a REMIC regular certificate will be taxable as ordinary income. Moreover, holders of REMIC regular certificates that otherwise report income under a cash method of accounting will be required to report income for REMIC regular certificates under an accrual method.

Original Issue Discount

      Some REMIC regular certificates may be issued with "original issue discount" within the meaning of Section 1273(a) of the Code. Holders of REMIC regular certificates issued with original issue discount will be required in most cases to include original issue discount in income as it accrues, in accordance with the "constant yield" method described in this section, in advance of the receipt of the cash attributable to that income. In addition,
Section 1272(a)(6) of the Code provides special rules applicable to REMIC regular certificates and some other debt instruments issued with original issue discount that are subject to prepayment. Regulations have not been issued under that section.

      The Code requires that a reasonable prepayment assumption be used for loans held by, or loans underlying mortgage assets held by, a REMIC in computing the accrual of original issue discount on REMIC regular certificates issued by that REMIC, and that adjustments be made in the amount and rate of accrual of that discount to reflect differences between the actual prepayment rate and the prepayment assumption. The prepayment assumption is to be determined in a manner prescribed in Treasury regulations; as noted above, those regulations have not been issued. The Committee Report accompanying the Tax Reform Act of 1986 (the "Committee Report") indicates that the regulations will provide that the prepayment assumption used for a REMIC regular certificate must be the same as that used in pricing the initial offering of that REMIC regular certificate. The prepayment assumption used in reporting original issue discount for each series of REMIC regular certificates will be consistent with this standard. However, neither the depositor, any master servicer nor the trustee will make any representation that the loans will in fact prepay at a rate conforming to the prepayment assumption or at any other rate.

      The original issue discount, if any, on a REMIC regular certificate will be the excess of its stated redemption price at maturity over its issue price. The issue price of a particular class of REMIC regular certificates will be the first cash price at which a substantial amount of REMIC regular certificates of that class is sold, excluding sales to bond houses, brokers and underwriters. Under the OID Regulations, the stated redemption price of a REMIC regular certificate is equal to the total of all payments to be made on that certificate other than "qualified stated interest." "Qualified stated interest" is interest that is unconditionally payable at least annually, during the entire term of the instrument, at a single fixed rate, at a "qualified floating rate," an "objective rate," a combination of a single fixed rate and one or more "qualified floating rates" or one "qualified inverse floating rate," or a combination of "qualified floating rates" that can reasonably be expected to have approximately the same values throughout the term of the REMIC regular certificate. Under the OID Regulations, there is some uncertainty as to treating stated interest on a debt obligation like a REMIC Regular Certificate as "unconditionally payable." In the absence of authority to the contrary, the trust expects to treat stated interest of REMIC Regular Certificates as unconditionally payable.

      In the case of REMIC regular certificates bearing adjustable interest rates, the determination of the total amount of original issue discount and the timing of the inclusion of that amount will vary according to the characteristics of those REMIC regular certificates. If the original issue discount rules apply to those certificates, the related prospectus supplement will describe the manner in which those rules will be applied to those certificates in preparing information returns to the certificateholders and the IRS.

      Some classes of the regular certificates may provide for the first interest payment to be made more than one month after the date of issuance, a period which is longer than the subsequent monthly intervals between interest payments. Assuming the "accrual period," as defined below, for original issue discount is each monthly period that begins or ends on a distribution date, in some cases, as a consequence of this "long first accrual period," some or all interest payments may be required to be included in the stated redemption price of the regular certificates and accounted for as original issue discount. Because interest on regular certificates must in any event be accounted for under an accrual method, applying this analysis would result in only a slight difference in the timing of the inclusion in income of the yield on the regular certificates.

      In spite of the general definition of original issue discount, original issue discount on a REMIC regular certificate will be considered to be de minimis if it is less than 0.25% of the stated redemption price of the REMIC regular certificate multiplied by its weighted average life. Although there is some uncertainty, in the absence of authority to the contrary, the depositor expects to compute the weighted average life of the REMIC regular certificate as the sum of the amounts determined, as to each payment included in the stated redemption price of that REMIC regular certificate, by multiplying:

      o the number of complete years (rounding down for partial years) from the issue date until that payment is expected to be made, taking into account the prepayment assumption, by

      o a fraction, the numerator of which is the amount of payment, and the denominator of which is the stated redemption price at maturity of that REMIC regular certificate.

      Certain REMIC regular certificates provide for distributions of interest based on a period that is the same length as the interval between distribution dates but ends prior to each distribution date. The OID Regulations provide a special application of the de minimis rule for debt instruments with first accrual periods where the interest payable for the first period is at a rate which is effectively less than that which applies in all other periods. In such cases, for the sole purpose of determining whether original issue discount is de minimis, the OID Regulations provide that the stated redemption price is equal to the instrument's issue price plus the greater of the amount of foregone interest or the excess (if any) of the instrument's stated principal amount over its issue price.

      Under the OID Regulations, original issue discount of only a de minimis amount, other than de minimis original issue discount attributable to a so-called "teaser" interest rate or an initial interest holiday, will be included in income as each payment of stated principal is made, based on the product of the total amount of that de minimis original issue discount and a fraction, the numerator of which is the amount of that principal payment and the denominator of which is the outstanding stated principal amount of the REMIC regular certificate. Such de minimis original issue discount is generally treated as capital gain if the REMIC regular certificate is a capital asset in the hands of the holder. The OID Regulations also would permit a certificateholder to elect to accrue de minimis original issue discount into income currently based on a constant yield method.

      If original issue discount on a REMIC regular certificate is in excess of a de minimis amount, the holder of that certificate must include in ordinary gross income the sum of the "daily portions" of original issue discount for each day during its taxable year on which it held that REMIC regular certificate, including the purchase date but excluding the disposition date. In the case of an original holder of a REMIC regular certificate, the daily portions of original issue discount will be determined as follows.

      In most cases, as to each "accrual period," each period that ends on a date that corresponds to a distribution date and begins on the first day following the immediately preceding accrual period, or in the case of the first period, the period that begins on the closing date, a calculation will be made of the portion of the original issue discount that accrued during that accrual period. The portion of original issue discount that accrues in any accrual period will equal the excess, if any, of

      o the sum of (A) the present value, as of the end of the accrual period, of all of the distributions remaining to be made on the REMIC regular certificate, if any, in future periods and (B) the distributions made on that REMIC regular certificate during the accrual period of amounts included in the stated redemption price, over

      o the adjusted issue price of that REMIC regular certificate at the beginning of the accrual period.

      The present value of the remaining distributions referred to in the preceding sentence will be calculated:

      o assuming that distributions on the REMIC regular certificate will be received in future periods in accordance with the prepayment assumption, and

      o using a discount rate equal to the original yield to maturity of the certificate.

      For these purposes, the original yield to maturity of the certificate will be calculated based on its issue price and assuming that distributions on the certificate will be received in accordance with the prepayment assumption. The adjusted issue price of a REMIC regular certificate at the beginning of any accrual period will equal the issue price of that certificate, increased by the aggregate amount of original issue discount that accrued for that certificate in prior accrual periods, and reduced by the amount of any distributions made on that REMIC regular certificate in prior accrual periods of amounts included in the stated redemption price. The original issue discount accruing during any accrual period, computed as described above, will be allocated ratably to each day during the accrual period to determine the daily portion of original issue discount for that day.

      A subsequent purchaser of a REMIC regular certificate that purchases that certificate at a cost, excluding any portion of that cost attributable to accrued qualified stated interest, less than its remaining stated redemption price will also be required to include in gross income the daily portions of any original issue discount for that certificate. However, that daily portion will be reduced, if that cost is in excess of the REMIC regular certificate's "adjusted issue price," in proportion to the ratio that excess bears to the aggregate original issue discount remaining to be accrued on that REMIC regular certificate. The adjusted issue price of a REMIC regular certificate on any given day equals:

      o the adjusted issue price, or, in the case of the first accrual period, the issue price, of that certificate at the beginning of the accrual period which includes that day, plus

      o the daily portions of original issue discount for all days during that accrual period prior to that day, minus

      o any payments of amounts included in the stated redemption price made during that accrual period prior to that day for that certificate.

Market Discount

      A certificateholder that purchases a REMIC regular certificate at a market discount, that is, in the case of a REMIC regular certificate issued without original issue discount, at a purchase price less than its remaining stated principal amount, or in the case of a REMIC regular certificate issued with original issue discount, at a purchase price less than its adjusted issue price, will recognize gain on receipt of each distribution representing stated redemption price. In particular, under Section 1276 of the Code, that certificateholder in most cases will be required to allocate the portion of that distribution representing stated redemption price first to accrued market discount not previously included in income, and to recognize ordinary income to that extent. A certificateholder may elect to include market discount in income currently as it accrues rather than including it on a deferred basis in accordance with the foregoing. If made, that election will apply to all market discount bonds acquired by that certificateholder on or after the first day of the first taxable year to which that election applies. In addition, the OID Regulations permit a certificateholder to elect to accrue all interest, discount, including de minimis market and original issue discount, in income as interest, as adjusted by the accrual of premium, based on a constant yield method. If that election should be made for a REMIC regular certificate with market discount, the certificateholder would be deemed to have made an election to include currently market discount in income for all other debt instruments having market discount that the certificateholder acquires during the taxable year of the election or after that year. Similarly, a certificateholder that made this election for a certificate that is acquired at a premium would be deemed to have made an election to amortize bond premium for all debt instruments having amortizable bond premium that the certificateholder owns or acquires. See "Taxation of Owners of REMIC Regular Certificates--Premium." Each of these elections to accrue interest, discount and premium for a REMIC regular certificate on a constant yield method or as interest may not be revoked without the consent of the IRS.

      However, market discount for a REMIC regular certificate will be considered to be de minimis for purposes of Section 1276 of the Code if that market discount is less than 0.25% of the remaining stated redemption price of that REMIC regular certificate multiplied by the number of complete years to maturity remaining after the date of its purchase. In interpreting a similar rule for original issue discount on obligations payable in installments, the OID Regulations refer to the weighted average maturity of obligations. Although there is some uncertainty, in the absence of authority to the contrary, the depositor expects to calculate the weighted average remaining life in a manner similar to weighted average life, taking into account distributions (including prepayments) prior to the date of acquisition of such REMIC regular certificate by the subsequent purchaser. If market discount is treated as de minimis under this rule, it appears that the market discount would be treated in a manner similar to original issue discount of a de minimis amount. See "Taxation of Owners of REMIC Regular Certificates--Original Issue Discount."

      Section 1276(b)(3) of the Code specifically authorizes the Treasury Department to issue regulations providing for the method for accruing market discount on debt instruments, the principal of which is payable in more than one installment. Until regulations are issued by the Treasury Department various rules described in the Committee Report should apply. The Committee Report indicates that in each accrual period market discount on REMIC regular certificates accrues, at the certificateholder's option:

      o     on the basis of a constant yield method,

      o in the case of a REMIC regular certificate issued without original issue discount, in an amount that bears the same ratio to the total remaining market discount as the stated interest paid in the accrual period bears to the total amount of stated interest remaining to be paid on the REMIC regular certificate as of the beginning of the accrual period, or

      o in the case of a REMIC regular certificate issued with original issue discount, in an amount that bears the same ratio to the total remaining market discount as the original issue discount accrued in the accrual period bears to the total original issue discount remaining on the REMIC regular certificate at the beginning of the accrual period.

      Moreover, the prepayment assumption used in calculating the accrual of original issue discount is also used in calculating the accrual of market discount. Because the regulations referred to in this paragraph have not been issued, it is not possible to predict what effect that regulations might have on the tax treatment of a REMIC regular certificate purchased at a discount in the secondary market.

      To the extent that REMIC regular certificates provide for monthly or other periodic distributions throughout their term, the effect of these rules may be to require market discount to be includible in income at a rate that is not significantly slower than the rate at which that market discount would accrue if it were original issue discount. Moreover, in any event a holder of a REMIC regular certificate in most cases will be required to treat a portion of any gain on the sale or exchange of that certificate as ordinary income to the extent of the market discount accrued to the date of disposition under one of the foregoing methods, less any accrued market discount previously reported as ordinary income.

      Further, under Section 1277 of the Code a holder of a REMIC regular certificate may be required to defer a portion of its interest deductions for the taxable year attributable to any indebtedness incurred or continued to purchase or carry a REMIC regular certificate purchased with market discount. For these purposes, the de minimis rule referred to above applies. That deferred interest expense would not exceed the market discount that accrues during that taxable year and is, in general, allowed as a deduction not later than the year in which that market discount is includible in income. If that holder elects to include market discount in income currently as it accrues on all market discount instruments acquired by the holder in that taxable year or thereafter, the interest deferral rule described above will not apply.

Premium

      A REMIC regular certificate purchased at a cost, excluding any portion of that cost attributable to accrued qualified stated interest, greater than its remaining stated redemption price will be considered to be purchased at a premium. The holder of that REMIC regular certificate may elect under Section 171 of the Code to amortize that premium under the constant yield method over the life of the certificate. If made, that election will apply to all debt instruments having amortizable bond premium that the holder owns or subsequently acquires. Amortizable premium will be treated as an offset to interest income on the related debt instrument rather than as a separate interest deduction. By analogy to bond premium regulations, any allocable premium in excess of the interest income may be deductible to the extent of prior accruals of interest. The OID Regulations also permit certificateholders to elect to include all interest, discount and premium in income based on a constant yield method, further treating that certificateholder as having made the election to amortize premium. See "Taxation of Owners of REMIC Regular Certificates--Market Discount." The Committee Report states that the same rules that apply to accrual of market discount will also apply in amortizing bond premium under Section 171 of the Code. It is not clear, however, (i) whether the alternatives to the constant-yield method which may be available for the accrual of market discount are available for amortizing premium on REMIC regular certificates, and (ii) whether the prepayment assumptions should be taken into account in determining the term of a REMIC regular certificate for this purpose.

Realized Losses

      Under Section 166 of the Code, both corporate holders of the REMIC regular certificates and noncorporate holders of the REMIC regular certificates that acquire those certificates in connection with a trade or business should be allowed to deduct, as ordinary losses, any losses sustained during a taxable year in which their certificates become wholly or partially worthless as the result of one or more realized losses on the loans. However, it appears that a noncorporate holder that does not acquire a REMIC regular certificate in connection with a trade or business will not be entitled to deduct a loss under
Section 166 of the Code until that holder's certificate becomes wholly worthless, that is, until its outstanding principal balance has been reduced to zero, and that the loss will be characterized as a short-term capital loss.

      Each holder of a REMIC regular certificate will be required to accrue interest and original issue discount for that certificate, without giving effect to any reductions in distributions attributable to defaults or delinquencies on the loans until it can be established that the reduction ultimately will not be recoverable. As a result, the amount of taxable income reported in any period by the holder of a REMIC regular certificate could exceed the amount of economic income actually realized by the holder in that period. Although the holder of a REMIC regular certificate eventually will recognize a loss or reduction in income attributable to previously accrued and included income that as the result of a realized loss ultimately will not be realized, the law is unclear regarding the timing and character of that loss or reduction in income.

Possible Pass-through of Miscellaneous Itemized Deductions

      Fees and expenses of a REMIC in most cases will be allocated to the holders of the related REMIC residual certificates. The applicable Treasury regulations indicate, however, that in the case of a REMIC that is similar to a single class grantor trust, all or a portion of those fees and expenses should be allocated to the holders of the related REMIC regular certificates. In most cases, those fees and expenses will be allocated to holders of the related REMIC residual certificates in their entirety and not to the holders of the related REMIC regular certificates.

      For REMIC residual certificates or REMIC regular certificates the holders of which receive an allocation of fees and expenses in accordance with the preceding discussion, if any holder of that certificate is an individual, estate or trust, or a "pass-through entity" beneficially owned by one or more individuals, estates or trusts:

      o an amount equal to that individual's, estate's or trust's share of those fees and expenses will be added to the gross income of that holder, and

      o that individual's, estate's or trust's share of those fees and expenses will be treated as a miscellaneous itemized deduction allowable subject to the limitation of Section 67 of the Code, which permits those deductions only to the extent they exceed in the aggregate two percent of a taxpayer's adjusted gross income.

      In addition, Section 68 of the Code, which is scheduled to be phased out from 2006 through 2009, provides that the amount of itemized deductions otherwise allowable for an individual whose adjusted gross income exceeds a specified amount will be reduced.

      The amount of additional taxable income reportable by holders of those certificates that are subject to the limitations of either Section 67 or Section 68 of the Code may be substantial. Furthermore, in determining the alternative minimum taxable income of a holder of a REMIC certificate that is an individual, estate or trust, or a "pass-through entity" beneficially owned by one or more individuals, estates or trusts, no deduction will be allowed for that holder's allocable portion of servicing fees and other miscellaneous itemized deductions of the REMIC, even though an amount equal to the amount of those fees and other deductions will be included in that holder's gross income. Accordingly, those REMIC certificates may not be appropriate investments for individuals, estates or trusts, or passthrough entities beneficially owned by one or more individuals, estates or trusts. Those prospective investors should carefully consult with their own tax advisors prior to making an investment in those certificates.

Sales of REMIC Certificates

      If a REMIC regular certificate is sold, the selling certificateholder will recognize gain or loss equal to the difference between the amount realized on the sale and its adjusted basis in the REMIC regular certificate. The adjusted basis of a REMIC regular certificate, in most cases, will equal the cost of that REMIC regular certificate to that certificateholder, increased by income reported by that certificateholder for that REMIC regular certificate, including original issue discount and market discount income, and reduced, but not below zero, by distributions on that REMIC regular certificate received by that certificateholder and by any amortized premium. Except as provided in the following five paragraphs, the gain or loss described will be capital gain or loss provided that REMIC regular certificate is held as a capital asset, which in most cases is property held for investment, within the meaning of Section 1221 of the Code.

      Gain from the sale of a REMIC regular certificate that might otherwise be capital gain will be treated as ordinary income to the extent that gain does not exceed the excess, if any, of:

      o the amount that would have been includible in the seller's income for that REMIC regular certificate assuming that income had accrued on that REMIC regular certificate at a rate equal to 110% of the "applicable Federal rate" (generally, an average of current yields on Treasury securities), determined as of the date of purchase of that certificate, over

      o the amount of ordinary income actually includible in the seller's income prior to that sale.

      In addition, gain recognized on the sale of a REMIC regular certificate by a seller who purchased that certificate at a market discount will be taxable as ordinary income in an amount not exceeding the portion of the discount that accrued during the period that REMIC certificate was held by that holder, reduced by any market discount included in income under the rules described above under "--Taxation of Owners of REMIC Regular Certificates--Market Discount" and "--Premium."

      REMIC regular certificates will be "evidences of indebtedness" within the meaning of Section 582(c)(1) of the Code, so that gain or loss recognized from the sale of a REMIC regular certificate by a bank or thrift institution to which that section applies will be ordinary income or loss.

      A portion of any gain from the sale of a REMIC regular certificate that might otherwise be capital gain may be treated as ordinary income to the extent that the certificate is held as part of a "conversion transaction" within the meaning of Section 1258 of the Code. A conversion transaction, in most cases, is one in which the taxpayer has taken two or more positions in the same or similar property that reduce or eliminate market risk, if substantially all of the taxpayer's return is attributable to the time value of the taxpayer's net investment in that transaction. The amount of gain so realized in a conversion transaction that is recharacterized as ordinary income, in most cases, will not exceed the amount of interest that would have accrued on the taxpayer's net investment at 120% of the appropriate "applicable Federal rate", which rate is computed and published monthly by the IRS, at the time the taxpayer enters into the conversion transaction, subject to appropriate reduction for prior inclusion of interest and other ordinary income items from the transaction.

      Finally, a taxpayer may elect to have net capital gain taxed at ordinary income rates rather than capital gains rates in order to include that net capital gain in total net investment income for the taxable year, for purposes of the rule that limits the deduction of interest on indebtedness incurred to purchase or carry property held for investment to a taxpayer's net investment income.

Prohibited Transactions and Other Possible REMIC Taxes

      The Code imposes a prohibited transactions tax, which is a tax on REMICs equal to 100% of the net income derived from prohibited transactions. In general, subject to specified exceptions, a prohibited transaction means the disposition of a loan, the receipt of income from a source other than any loan or other Permitted Investments, the receipt of compensation for services, or gain from the disposition of an asset purchased with the payments on the loans for temporary investment pending distribution on the REMIC certificates. In addition, some contributions to a REMIC made after the day on which the REMIC issues all of its interests could result in the imposition of a contributions tax, which is a tax on the REMIC equal to 100% of the value of the contributed property. The Code also imposes a tax on a REMIC at the highest corporate rate on certain net income from foreclosure property which the REMIC derives from the management, sale, or disposition of any real property or any personal property incident thereto, acquired by the REMIC in connection with the default or imminent default of a loan. Generally, it is not anticipated that any REMIC will generate a significant amount of such income.

Termination and Liquidation

      A REMIC may liquidate without the imposition of entity-level tax only in a "qualified liquidation." A liquidation is considered qualified if a REMIC adopts a plan of complete liquidation and sells all of its assets (other than cash) within the ninety-day period beginning on the date of the adoption of the plan of liquidation, provided that it distributes to holders of REMIC regular certificates or REMIC residual certificates, on or before the last day of the ninety-day liquidation period, all the proceeds of the liquidation (plus all cash), less amounts remained to meet claims. A REMIC will terminate immediately after the distribution date following receipt by the REMIC of the final payment relating to the loans or on a sale of the REMIC's assets following the adoption by the REMIC of a plan of complete liquidation. The last distribution on a REMIC regular certificate should be treated as a payment in full retirement of a debt instrument.

Reporting and Other Administrative Matters

      The trustee will report annually to the IRS, holders of record of the REMIC regular certificates that are not excepted from the reporting requirements and, to the extent required by the Code, other interested parties, information with respect to the interest paid or accrued on the REMIC regular certificates, original issue discount, if any, accruing on the REMIC regular certificates and information necessary to compute the accrual of any market discount or the amortization of any premium on the REMIC regular certificates.

      The Treasury Department has issued temporary regulations concerning certain aspects of REMIC tax administration. Under those regulations, a residual certificateholder must be designated as the REMIC's "tax matters person". The tax matters person generally has responsibility for overseeing and providing notice to the other residual certificateholders of certain administrative and judicial proceedings regarding the REMIC's tax affairs. The depositor will be designated as the tax matters person for each REMIC, and in conjunction with the trustee will act as the agent of the residual certificateholders in the preparation and filing of the REMIC's federal and state income tax and information returns.

Backup Withholding as to REMIC Certificates

      Payments of interest and principal, as well as payments of proceeds from the sale of REMIC certificates, may be subject to the "backup withholding tax" under Section 3406 of the Code if recipients of those payments fail to furnish to the payor certain information, including their taxpayer identification numbers, or otherwise fail to establish an exemption from that tax. Any amounts deducted and withheld from a distribution to a recipient would be allowed as a credit against that recipient's federal income tax. Furthermore, penalties may be imposed by the IRS on a recipient of payments that is required to supply information but that does not do so in the proper manner.

Foreign Investors in REMIC Regular Certificates

      A REMIC regular certificateholder that is not a United States person, as defined below, and is not subject to federal income tax as a result of any direct or indirect connection to the United States in addition to its ownership of a REMIC regular certificate will not, in most cases, be subject to United States federal income or withholding tax relating to a distribution on a REMIC regular certificate, provided that the holder complies to the extent necessary with various identification requirements. These requirements include periodic delivery of a statement, signed by the certificateholder under penalties of perjury, certifying that the certificateholder is not a United States person and providing the name and address of that certificateholder. For these purposes, United States person means a citizen or resident of the United States, a corporation or partnership (including an entity treated as a partnership or corporation for United States federal income tax purposes) created or organized in, or under the laws of, the United States, any state of the United States or the District of Columbia, an estate whose income is subject to

United States federal income tax regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust. To the extent prescribed in regulations by the Secretary of the Treasury, a trust which was in existence on August 20, 1996, other than a trust treated as owned by the grantor under subpart E of part I of subchapter J of chapter 1 of the Code, and which was treated as a United States person on August 19, 1996, may elect to continue to be treated as a United States person regardless of the previous sentence. It is possible that the IRS may assert that the foregoing tax exemption should not apply for a REMIC regular certificate held by a REMIC residual certificateholder that owns directly or indirectly a 10% or greater interest in the related REMIC residual certificates. If the interest on a REMIC regular certificate is effectively connected with the conduct by a foreign holder of a trade or business within the United States, then such holder will be subject to tax at the regular graduated rates (and possibly be subject to the branch profits tax if the holder is a foreign corporation). Such a holder may avoid withholding of tax on such interest if it provides a properly completed IRS Form W-8ECI. If the holder does not qualify for exemption, distributions of interest, including distributions of accrued original issue discount, to that holder may be subject to a tax rate of 30%, subject to reduction under any applicable tax treaty.

      Special rules apply to partnerships, estates and trusts, and in certain cases, certifications as to foreign status and other matters may be required to be provided by partners and beneficiaries thereof.

      Any gain recognized by a foreign holder upon a sale, retirement or other taxable disposition of a REMIC regular certificate generally will not be subject to United States federal income tax unless either (i) the foreign holder is a non-resident alien individual who holds the REMIC regular certificate as a capital asset and who is present in the United States for 183 days or more in the taxable year of the disposition and certain other conditions are met, or
(ii) the gain is effectively connected with the conduct by the foreign holder of a trade or business within the United States.

      Further, it appears that a REMIC regular certificate would not be included in the estate of a nonresident alien individual and would not be subject to United States estate taxes. However, certificateholders who are non-resident alien individuals should consult their tax advisors concerning this question.

Alternative Tax Treatment

      In the event that, as a result of a change in applicable laws or regulations or the interpretation thereof, the federal income tax characteristics of the regular certificates are not anticipated to be as described above, the related prospectus supplement will include a discussion of the anticipated federal income tax treatment of such certificates.

                            STATE TAX CONSIDERATIONS

      In addition to the federal income tax consequences described in "Certain Federal Income Tax Consequences," potential investors should consider the state and local income, franchise, personal property, or other tax consequences of the acquisition, ownership, and disposition of the certificates. State and local income tax law may differ substantially from the corresponding federal law, and this discussion does not purport to describe any aspect of the income tax laws of any state or locality. Therefore, potential investors should consult their own tax advisors with respect to the various tax consequences of investments in the certificates.

                              ERISA CONSIDERATIONS

      Set forth below and in the related prospectus supplement for each Series of Certificates is a general discussion of certain considerations of the purchase, ownership and disposition of the Certificates under the Employee Retirement Income Security Act of 1974, as amended ("ERISA") and the Code. The discussion in the related prospectus supplement and below, are based on laws, regulations, rulings and decisions now in effect (or, in the case of certain regulations, proposed), all of which are subject to change or possibly differing interpretations. The discussion below does not purport to deal with all issues applicable to an investor subject to ERISA. Investors should consult their own advisors in determining the consequences to them under ERISA and the Code of the purchase, ownership and disposition of certificates. If certificates are divided into subclasses the related prospectus supplement will contain information concerning considerations relating to ERISA and the Code that are applicable to such certificates.

      ERISA imposes requirements on employee benefit plans (and on certain other retirement plans and arrangements, including individual retirement accounts and annuities, Keogh plans and collective investment funds, separate accounts and insurance company general accounts in which such plans, accounts or arrangements are invested) (collectively "Plans") subject to ERISA and on persons who are fiduciaries with respect to such Plans. Generally, ERISA applies to investments made by Plans. Among other things, ERISA requires that the assets of Plans be held in trust and that the trustee, or other duly authorized fiduciary, have exclusive authority and discretion to manage and control the assets of such Plans. ERISA also imposes certain duties on persons who are fiduciaries of Plans. Under ERISA, any person who exercises any authority or control respecting the management or disposition of the assets of a Plan is considered to be a fiduciary of such Plan (subject to certain exceptions not here relevant). Certain employee benefit plans, such as governmental plans (as defined in ERISA
Section 3(32)) and, if no election has been made under Section 410(d) of the Code, church plans (as defined in ERISA Section 3(33)), are not subject to ERISA requirements. Accordingly, assets of such plans may be invested in senior certificates without regard to the ERISA considerations described above and below, subject to the provisions of applicable state law. Any such plan which is qualified and exempt from taxation under Code Sections 401(a) and 501(a), however, is subject to the prohibited transaction rules set forth in Code
Section 503.

      On November 13, 1986, the United States Department of Labor (the "DOL") issued final regulations concerning the definition of what constitutes the assets of a Plan. (Labor Reg. Section 2510.3-101) Under this regulation, the underlying assets and properties of corporations, partnerships and certain other entities in which a Plan makes an "Equity" investment could be deemed for purposes of ERISA to be assets of the investing Plan in certain circumstances. However, the regulation provides that, generally, the assets of a corporation or partnership in which a Plan invests will not be deemed for purposes of ERISA to be assets of such Plan if the Equity interest acquired by the investing Plan is a publicly-offered security. A publicly-offered security, as defined in Labor Reg. Section 2510.3-101, is a security that is widely held, freely transferable and registered under the Securities Exchange Act of 1934, as amended.

      In addition to the imposition of general fiduciary standards of investment prudence and diversification, ERISA prohibits a broad range of transactions involving Plan assets and persons ("Parties in Interest") having certain specified relationships to a Plan and imposes additional prohibitions where Parties in Interest are fiduciaries with respect to such Plan. Because the mortgage loans may be deemed Plan assets of each Plan that purchases certificates, an investment in the certificates by a Plan might be a prohibited transaction under ERISA Sections 406 and 407 and subject to an excise tax under Code Section 4975 unless a statutory or administrative exemption applies.

      In Prohibited Transaction Exemption 83-1 ("PTE 83-1"), which amended Prohibited Transaction Exemption 81-7, the DOL exempted from ERISA's prohibited transaction rules certain transactions relating to the operation of residential mortgage pool investment trusts and the purchase, sale and holding of "mortgage pool pass-through certificates" in the initial issuance of such certificates.

      The DOL also has granted to certain underwriters individual administrative exemptions (the "Underwriter Exemptions") from certain of the prohibited transaction rules of ERISA and the related excise tax provisions of Section 4975 of the Code with respect to the initial purchase, the holding and the subsequent resale by Plans of certificates in pass-through trusts that consist of certain receivables, loans and other obligations that meet the conditions and requirements of the Underwriter Exemptions.

      The prospectus supplement for each series of certificates will indicate the classes of certificates, if any, offered thereby as to which it is expected that PTE 83-1, an Underwriter Exemption or any other exemptions will apply.

      Any Plan fiduciary which proposes to cause a Plan to purchase certificates should consult with its counsel concerning the impact of ERISA and the Code, the applicability of PTE 83-1, the availability and applicability of any Underwriter Exemption or any other exemptions from the prohibited transaction provisions of ERISA and the Code and the potential consequences in their specific circumstances, prior to making such investment. Moreover, each Plan fiduciary should determine whether under the general fiduciary standards of investment procedure and diversification an investment in the certificates is appropriate for the Plan, taking into account the overall investment policy of the Plan and the composition of the Plan's investment portfolio.

                                LEGAL INVESTMENT

      Each class of securities offered by this prospectus and by the related prospectus supplement will be rated at the date of issuance in one of the four highest rating categories by at least one rating agency. The related prospectus supplement will identify the certificates of any series which constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984, or SMMEA. Certificates of any series will not constitute "mortgage related securities" under SMMEA unless they are rated by a Rating Agency in one of its two highest categories. "Mortgage related securities" will be legal investments for persons, trusts, corporations, partnerships, associations, business trusts and business entities. This group includes, but is not limited to, state-chartered savings banks, commercial banks, savings and loan associations and insurance companies, as well as trustees and state government employee retirement systems, created under or existing under the laws of the United States or of any State, including the District of Columbia and Puerto Rico, whose authorized investments are subject to State regulation to the same extent that, under applicable law, obligations issued by or guaranteed as to principal and interest by the United States or any agency or instrumentality of the United States constitute legal investments for those entities. Any class of securities that represents an interest in a trust that includes junior mortgage loans will not constitute "mortgage related securities" for purposes of SMMEA.

      Under SMMEA, if a State enacted legislation prior to October 4, 1991 specifically limiting the legal investment authority of those entities in relation to "mortgage related securities," the securities will constitute legal investments for entities subject to that legislation only to the extent provided in that legislation. Some States have enacted legislation which overrides the preemption provisions of SMMEA. SMMEA provides, however, that in no event will the enactment of that legislation affect the validity of any contractual commitment to purchase, hold or invest in "mortgage related securities," or require the sale or other disposition of those securities so long as that contractual commitment was made or those securities acquired prior to the enactment of that legislation.

      SMMEA also amended the legal investment authority of federally chartered depository institutions as follows: federal savings and loan associations and federal savings banks may invest in, sell or otherwise deal with mortgage-related securities without limitations as to the percentage of their assets represented by those mortgage-related securities, federal credit unions may invest in mortgage-related securities, and national banks may purchase mortgage-related securities for their own account without regard to the limitations applicable to investment securities provided in 12 U.S.C. 24 (Seventh), subject in each case to the regulations as the applicable federal regulatory authority may prescribe.

      On April 23, 1998, the Federal Financial Institutions Examination Council issued the 1998 Policy Statement applicable to all depository institutions, providing guidelines for investments in "high-risk mortgage securities." The 1998 Policy Statement was adopted by the Federal Reserve Board, the Office of the Comptroller of the Currency, the FDIC, the NCUA and the OTS with an effective date of May 26, 1998. The 1998 Policy Statement rescinded a 1992 policy statement that had required, prior to purchase, a depository institution to determine whether a mortgage derivative product that it was considering acquiring was high-risk, and, if so, required that the proposed acquisition would reduce the institution's overall interest rate risk. The 1998 Policy Statement eliminates constraints on investing in "high-risk" mortgage derivative products and substitutes broader guidelines for evaluating and monitoring investment risk.

      The OTS has issued Thrift Bulletin 13a, entitled "Management of Interest Rate Risk, Investment Securities, and Derivatives Activities," or TB 13a, which is effective as of December 1, 1998 and applies to thrift institutions regulated by the OTS. One of the primary purposes of TB 13a is to require thrift institutions, prior to taking any investment position to conduct:

      o a pre-purchase portfolio sensitivity analysis for any "significant transaction" involving securities or financial derivatives, and

      o a pre-purchase price sensitivity analysis of any "complex security" or financial derivative.

For the purposes of TB 13a, "complex security" includes, among other things, any collateralized mortgage obligation or REMIC security, other than any "plain vanilla" mortgage pass-through security, that is, securities that are part of a single class of securities in the related pool that are non-callable and do not have any special features. One or more classes of certificates offered by this prospectus and by the related prospectus supplement may be viewed as "complex securities." The OTS recommends that while a thrift institution should conduct its own in-house pre-acquisition analysis, it may rely on an analysis conducted by an independent third-party as long as management understands the analysis and its key assumptions. Further, TB 13a recommends that the use of "complex securities with high price sensitivity" be limited to transactions and strategies that lower a thrift institution's portfolio interest rate risk. TB 13a warns that investment in complex securities by thrift institutions that do not have adequate risk measurement, monitoring and control systems may be viewed by OTS examiners as an unsafe and unsound practice.

      Some classes of securities offered by this prospectus, including any class that is not rated in one of the two highest categories by at least one rating agency, will not constitute "mortgage related securities" for purposes of SMMEA. Prospective investors in those classes of securities, in particular, should consider the matters discussed in the following paragraph.

      There may be other restrictions on the ability of some investors either to purchase various classes of securities or to purchase any class of securities representing more than a specified percentage of the investors' assets. The depositor will make no representations as to the proper characterization of any class of securities for legal investment or other purposes, or as to the ability of particular investors to purchase any class of securities under applicable legal investment restrictions. These uncertainties may adversely affect the liquidity of any class of securities. Accordingly, all investors whose investment activities are subject to legal investment laws and regulations, regulatory capital requirements or review by regulatory authorities should consult with their own legal advisors in determining whether and to what extent the securities of any class constitute legal investments under SMMEA or are subject to investment, capital or other restrictions, and, if applicable, whether SMMEA has been overridden in any jurisdiction applicable to that investor.

                             METHOD OF DISTRIBUTION

      Certificates are being offered hereby in series from time to time (each series evidencing a separate trust) through any of the following methods:

            (1) negotiated firm commitment underwriting and public reoffering by underwriters;

            (2) agency placements through one or more placement agents primarily with institutional investors and dealers; and

            (3) placement directly by the depositor with institutional investors.

      A prospectus supplement will be prepared for each series which will describe the method of offering being used for that series and will set forth the identity of any underwriters thereof and either the price at which such series is being offered, the nature and amount of any underwriting discounts or additional compensation to such underwriters and the proceeds of the offering to the depositor, or the method by which the price at which the underwriters will sell the certificates will be determined. Each prospectus supplement for an underwritten offering will also contain information regarding the nature of the underwriters' obligations, any material relationship between the depositor and any underwriter and, where appropriate, information regarding any discounts or concessions to be allowed or reallowed to dealers or others and any arrangements to stabilize the market for the certificates so offered. In firm commitment underwritten offerings, the underwriters will be obligated to purchase all of the certificates of such series if any such certificates are purchased. Certificates may be acquired by the underwriters for their own accounts and may be resold from time to time in one or more transactions, including negotiated transactions, at a fixed public offering price or at varying prices determined at the time of sale.

      Underwriters and agents may be entitled under agreements entered into with the depositor and CIT Consumer Finance to indemnification by the depositor and CIT Consumer Finance against certain civil liabilities, including liabilities under the Securities Act of 1933, as amended, or to contribution with respect to payments which such underwriters or agents may be required to make in respect thereof.

      If a series is offered other than through underwriters, the prospectus supplement relating thereto will contain information regarding the nature of such offering and any agreements to be entered into between the depositor and purchasers of certificates of such series.

                                  LEGAL MATTERS

      The validity of the certificates, including certain federal income tax consequences with respect thereto, will be passed upon for the depositor by Schulte Roth & Zabel LLP, 919 Third Avenue, New York, New York 10022.

                              FINANCIAL INFORMATION

      A new trust will be formed with respect to each series of certificates and no trust will engage in any business activities or have any assets or obligations prior to the issuance of the related series of certificates. Accordingly, no financial statements with respect to any trust will be included in this prospectus or in the related prospectus supplement.

      Unless otherwise specified in the prospectus supplement, neither the depositor nor any of its affiliates will have any liabilities or obligations with respect to any series of certificates. Accordingly, the depositor has determined that its financial statements are not material to the offering of any series of certificates.

                                     RATINGS

      It is a condition to the issuance of the certificates of each series offered hereby and by the related prospectus supplement that they shall have been rated in the rating categories specified in the related prospectus supplement by the Rating Agency or Rating Agencies specified in the related prospectus supplement.

      Ratings on mortgage pass-through certificates address the likelihood of receipt by certificateholders of all distributions on the underlying mortgage loans. These ratings address the structural, legal and issuer-related aspects associated with such certificates, the nature of the underlying mortgage loans and the credit quality of the credit enhancer or guarantor, if any. Ratings on mortgage pass-through certificates do not represent any assessment of the likelihood of principal prepayments by mortgagors or of the degree by which such prepayments might differ from those originally anticipated. As a result, certificateholders might suffer a lower than anticipated yield, and, in addition, holders of stripped pass-through certificates in extreme cases might fail to recoup their underlying investments.

      A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. Each security rating should be evaluated independently of any other security rating.

                       WHERE YOU CAN FIND MORE INFORMATION

      Federal securities law requires the filing of certain information with the Securities and Exchange Commission (the "SEC"), including annual, quarterly and special reports, proxy statements and other information. You may read and copy any document filed by the depositor at the SEC's public reference room located at 450 Fifth Street, N.W., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. These SEC filings are also available to the public on the SEC's web site at: http://www.sec.gov.

      The depositor has filed with the SEC a registration statement on Form S-3. This document is a part of the registration statement. As allowed by the SEC's rules, this document does not contain all the information you can find in the registration statement or the exhibits to the registration statement. For further information with respect to the depositor, you should consult the registration statement and its exhibits. Statements contained in this document concerning the provisions of any documents are summaries of those documents, and we refer you to the document filed with the SEC for additional information. The registration statement and any of its amendments, including exhibits filed as a part of the registration statement or an amendment to the registration statement, are available for inspection and copying as described above.

      The rules and regulations of the SEC permit the information the depositor files and has filed with the SEC to be "incorporated by reference." This means that the depositor can disclose important information to you by referring you to the other information the depositor has filed with the SEC. The information that has been incorporated by reference is considered to be part of this document. Information that the depositor files later with the SEC will automatically update and supersede this information.

      Any filings the depositor will make with the SEC under Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934 following the date of this prospectus are incorporated by reference in this prospectus.

      All documents filed by the servicer, on behalf of a respective trust, under Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, after the date of this prospectus and prior to the termination of the offering of the certificates will be incorporated by reference into this prospectus.

      If you are a beneficial owner of the certificates to whom a prospectus has been delivered, the depositor will, on request, send you a copy of the information that has been incorporated by reference in this prospectus. The depositor will provide this information at no cost to you. Please address requests to: The CIT Group Securitization Corporation III at 1 CIT Drive, Livingston, New Jersey 07039, Telephone No. (973) 535-3512.

                             INDEX OF DEFINED TERMS

Accrual Certificates......................................................43, 44
Adjustable Rate Mortgage Loan.................................................23
Adjusted Mortgage Loan Remittance Rate........................................46
Advance.......................................................................46
AMTPA.........................................................................91
Available Funds...............................................................43

Balloon Loan..................................................................24
Bankruptcy Bond...............................................................62
Book-Entry Certificates.......................................................49
Business Day..................................................................43
Buydown Account...............................................................70
Buydown Fund..................................................................24
Buydown Loans.................................................................24

Call Loan.....................................................................24
Cede..........................................................................49
Cedelbank.....................................................................50
CERCLA........................................................................89
Certificate Balance...........................................................44
Certificateowners.............................................................49
Chapter 13 Bankruptcy Code....................................................89
CIT.......................................................................22, 30
CIT Consumer Finance.......................................................4, 22
Class Certificate Balance.....................................................43
Clearstream...................................................................50
Clearstream Banking...........................................................50
Clearstream Banking, societe anonyme..........................................50
Clearstream International, societe anonyme....................................50
Clearstream, Luxembourg.......................................................49
Code..........................................................................42
Combined Loan-to-Value Ratio..................................................26
Compensating Interest.........................................................47

Definitive Certificate........................................................49
Delayed Deposits..............................................................69
Deleted Mortgage Loan.........................................................67
Deposit Date..................................................................69
Determination Date............................................................43
DOL..........................................................................105
DTC...........................................................................49

EPA...........................................................................89
ERISA........................................................................104
Escrow Account................................................................74
Euroclear.....................................................................49

FDIC..........................................................................67
FHLMC.........................................................................36
FICO..........................................................................34
Fixed Rate Mortgage Loan......................................................23
FNMA..........................................................................36
Funding Period................................................................23

Garn-St. Germain Act..........................................................90
Graduated Payment Account.....................................................70
Graduated Payment Loan........................................................24

Home Equity Loan..............................................................32
Home Ownership Act............................................................92

Institutional Bulk Portfolios.................................................33
Insurance Paying Agent........................................................56
Insurance Proceeds............................................................68
Insured Expenses..............................................................68
Insured Payment...............................................................56

Liquidated Mortgage...........................................................78
Liquidation Expenses..........................................................68
Liquidation Proceeds..........................................................68

Majority Certificateholders...................................................80
Master Servicing Fee..........................................................78
Moody's.......................................................................69
Mortgage Assets...............................................................22
Mortgage Documents........................................................27, 66
Mortgage Insurance Policy.................................................23, 58
Mortgage Insurer..............................................................59
Mortgage Note.................................................................24
Mortgage Pool Insurance Policy................................................57
Mortgage Rate.................................................................24

No Income Verification........................................................38

Parties in Interest..........................................................105
Pass-Through Rate.............................................................43
Percentage Interest...........................................................81
Permitted Investments.........................................................56
Plans........................................................................105
PMBS Agreement................................................................28
PMBS Issuer...................................................................28
PMBS Servicer.................................................................28
PMBS Trustee..................................................................28
Pool Insurer..................................................................57
Precomputed Loan..............................................................25
Pre-Funded Amount.............................................................23
Pre-Funding Account...........................................................23
Private Mortgage-Backed Securities............................................28
Prudent Mortgage Servicing Standards..........................................73
PTE 83-1.....................................................................105
Purchase Price................................................................67

Qualified Substitute Mortgage Loan........................................67, 72

Rating Agency.................................................................67
Released Mortgaged Property Proceeds..........................................69
Relief Act....................................................................92
REMIC.........................................................................42
REO Property..................................................................22

Reserve Fund..................................................................55

S&P...........................................................................69
Scheduled Accrual Loans.......................................................25
Servicing Advance.............................................................78
Simple Interest Loans.........................................................25
Special Hazard Insurance Policy...............................................60
Special Hazard Insurer........................................................60
Standard Hazard Insurance Policy..............................................23
subsequent cut-off dates......................................................57
Sub-Servicer..................................................................27
Sub-servicing Account.........................................................69
Substitution Adjustment.......................................................72

Termination Events............................................................80
Title V.......................................................................91

Underwriter Exemptions.......................................................105

                                  The CIT Group
                         Securitization Corporation III
                                    Depositor

                                 The CIT Group/
                             Consumer Finance, Inc.
                                 Master Servicer

      The depositor and master servicer are subsidiaries of CIT Group Inc.

                                     [LOGO]

                             [Name of Underwriters]

You should rely only on the information contained or incorporated by reference in this prospectus supplement and the accompanying prospectus. We have not authorized anyone to provide you with different information.

We are not offering the certificates in any state where the offer is not permitted.

We represent the accuracy of the information in this prospectus supplement and the accompanying prospectus only as of the dates on their respective covers.

Dealers will be required to deliver a prospectus supplement and prospectus when acting as underwriter of the certificates offered hereby and with respect to their unsold allotments or subscriptions. In addition, all dealers selling the offered certificates, whether or not participating in this offering, may be required to deliver a prospectus supplement and prospectus until 90 days after the date of the prospectus supplement.

                                     PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

Item 14. Other Expenses of Issuance and Distribution.

      The following is an itemized list of the estimated expenses to be incurred in connection with the offering of the securities being offered hereunder other than underwriting discounts and commissions.

      SEC registration fee ............................         $  250,200
      Attorney's fees and expenses ....................            300,000
      Accounting fees and expenses ....................            100,000
      Blue sky fees and expenses ......................             30,000
      Rating agency fees ..............................            300,000
      Trustee's fees and expenses .....................             25,000
      Printing expenses ...............................             50,000
      Miscellaneous fees and expenses .................             25,000
                                                                ----------
          Total .......................................         $1,080,200
                                                                ==========

Item 15. Indemnification of Directors and Officers.

      Subsection (a) of Section 145 of the General Corporation Law of Delaware empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee, or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, against expenses (including attorneys' fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit, or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

      Subsection (b) of Section 145 empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person acted in any of the capacities set forth above, against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation except that no indemnification may be made in respect of any claim, issue, or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine that despite the adjudication of liability, but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

      Section 145 further provides that to the extent a director, officer, employee, or agent of a corporation has been successful in the defense of any action, suit, or proceeding referred to in subsections (a) and (b) or in the defense of any claim, issue, or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith; that indemnification provided for by Section 145 shall not be deemed exclusive of any other rights to which the indemnified party may be entitled; and empowers the corporation to purchase and maintain insurance on behalf of any person acting in any of the capacities set forth in the second preceding paragraph against any liability asserted against him or incurred by him in any such capacity or arising out of his status as such whether or not the corporation would have the power to indemnify him against such liabilities under
Section 145.

      The Registrant's By-Laws provide for indemnification of directors and officers of the Registrant to the full extent permitted by Delaware law.

      Article VIII of the By-laws of the Registrant provide, in effect, that, in addition to any rights afforded to an officer, director or employee of the Registrant by contract or operation of law, the Registrant may indemnify any person who is or was a director, officer, employee, or agent of such Registrant, or of any other corporation which he served at the request of the Registrant, against any and all liability and reasonable expense incurred by him in connection with or resulting from any claim, action, suit, or proceeding (whether brought by or in the right of such Registrant or such other corporation or otherwise), civil or criminal, in which he may have become involved, as a party or otherwise, by reason of his being or having been such director, officer, employee, or agent of such Registrant or such other corporation, whether or not he continues to be such at the time such liability or expense is incurred, provided that such person acted in good faith and in what he reasonably believed to be the best interests of such Registrant or such other corporation, and, in connection with any criminal action proceeding, had no reasonable cause to believe his conduct was unlawful.

      Such Articles further provide that any person who is or was a director, officer, employee, or agent of the Registrant or any director or indirect wholly-owned subsidiary of the Registrant shall be entitled to indemnification as a matter of right if he has been wholly successful, on the merits or otherwise, with respect to any claim, action, suit, or proceeding of the type described in the foregoing paragraph.

      In addition, the Registrant maintains directors' and officers' reimbursement and liability insurance pursuant to standard form policies with aggregate limits of $65,000,000. The risks covered by such policies do not exclude liabilities under the Securities Act of 1933.

      Pursuant to the form of Underwriting Agreement, the Underwriters will agree, subject to certain conditions, to indemnify the Registrant, their directors, certain of their officers and persons who control the Registrant within the meaning of the Securities Act of 1933 against certain liabilities.

Item 16. Exhibits and Financial Statement Schedules.

      a.    Exhibits

      1.1   Form of Underwriting Agreement,  incorporated by reference herein to
            Exhibit 1.1 to Registration Statement 333-22283.

      3.1   Certificate  of  Incorporation  of  The  CIT  Group   Securitization
            Corporation III, incorporated by reference herein to Exhibit 3.1 to Registration Statement 333-22283.

      3.2 Bylaws of The CIT Group Securitization Corporation III, incorporated by reference herein to Exhibit 3.2 to Registration Statement 333-22283.

      4.1 Form of Pooling and Servicing Agreement, incorporated by reference herein to Exhibit 4.1 to Registration Statement 333-22283.

      5.1*  Opinion  of  Schulte  Roth  &  Zabel  LLP  as  to  legality  of  the
            Certificates.

      8.1*  Opinion of Schulte Roth & Zabel LLP as to certain tax matters.

      10.1 Form of Mortgage Loan Purchase Agreement, incorporated by reference herein to Exhibit 10.1 to Registration Statement 333-22283.

      10.2  Form of Subsequent Mortgage Loan Purchase Agreement, incorporated by
            reference   herein  to  Exhibit  10.2  to   Registration   Statement
            333-22283.

      23.1* Consent of Schulte  Roth & Zabel LLP  (included  in exhibits 5.1 and
            8.1 hereof).

      24.1** Powers of Attorney of The CIT Group Securitization Corporation III.

----------
 *    Previously filed.
**    Filed herewith.

      b.    Financial Statement Schedules:

      Not applicable.

Item 17. Undertakings.

      The Registrant hereby undertakes:

      (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement;

            (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933, as amended (the "Act");

            (ii) To reflect in the prospectus any fact or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement;

            (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

      (2) That, for the purpose of determining any liability under the Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

      (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

      The undersigned Registrant undertakes that, for purposes of determining any liability under the Act, each filing of the Registrant's annual reports pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended, that is incorporated by reference in the Registration Statement shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

      The undersigned Registrant hereby agrees to provide to the underwriter at the closing specified in the underwriting agreement, certificates in such denominations and registered in such names as required by the underwriter to permit prompt delivery to each purchaser.

      Insofar as indemnification for liabilities arising under the Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Livingston, State of New Jersey, on December 30, 2002.

                                    THE CIT GROUP SECURITIZATION CORPORATION III

                                    By: /s/ Thomas B. Hallman
                                       -----------------------------------------
                                       Name:  Thomas B. Hallman
                                       Title: President

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                             Title                         Date
---------                             -----                         ----

/s/ Thomas B. Hallman
--------------------------   President and Director           December 30, 2002
Thomas B. Hallman

/s/ Ronald G. Arrington
--------------------------   Executive Vice President and     December 30, 2002
Ronald G. Arrington          Director

/s/ Orlando Figueroa
--------------------------   Director                         December 30, 2002
Orlando Figueroa

/s/ Frank Garcia
--------------------------   Senior Vice President            December 30, 2002
Frank Garcia                 (principal financial and
                             accounting officer)

      Original powers of attorney authorizing Thomas B. Hallman, Ron G. Arrington, Orlando Figueroa and Frank Garcia to sign the Registration Statement and amendments thereto on behalf of the directors and officers of the Registrant indicated above are held by the Registrant and are available for examination pursuant to Item 302(b) of Regulation S-T.